As filed with the Securities and Exchange Commission on November 2, 2012

Securities Act File No. 333-183605

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

(Check appropriate box or boxes)

Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

TICC CAPITAL CORP.

(Exact name of Registrant as specified in charter)

8 Sound Shore Drive, Suite 255
Greenwich, CT 06830
(Address of Principal Executive Offices)
Registrant’s telephone number, including Area Code: (203) 983-5275

Jonathan H. Cohen
Chief Executive Officer
TICC Capital Corp.
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830
(Name and address of agent for service)

COPIES TO:
Steven B. Boehm
John J. Mahon
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, NW
Washington, DC 20004
(202) 383-0100

Approximate date of proposed public offering:  From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):

☐  when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Common Stock, $0.01 par value per share(2)(3)
Preferred Stock, $0.01 par value per share(2)
Subscription Rights(2)
Warrants(4)
Debt Securities(5)
Total(6)	$500,000,000	$57,300	(7)

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this Registration Statement.
(2)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock, or subscription rights to purchase shares of common stock as may be sold, from time to time.
(3)	Includes such indeterminate number of shares of common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.
(4)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time.
(5)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $500,000,000.
(6)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $500,000,000.
(7)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION DATED , 2012

$500,000,000

TICC Capital Corp.

Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the “1940 Act.” We are principally engaged in providing capital to primarily non-public small to mid-size companies. Our investment objective is to maximize our portfolio’s total return.

We may offer, from time to time, in one or more offerings or series, up to $500,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as our “securities.” The preferred stock, subscription rights, warrants and debt securities offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission (“SEC”) may permit.

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our common stock is traded on the Nasdaq Global Select Market under the symbol “TICC.” On November 1, 2012, the last reported sales price on the Nasdaq Global Select Market for our common stock was $10.31 per share. On June 30, 2012, our net asset value was $9.47 per share.

An investment in our securities is subject to a number of significant risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 18 to read about factors you should consider, including the risk of leverage, before investing in our securities.

Neither the SEC nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of our securities unless accompanied by a prospectus supplement.

Please read this prospectus and any accompanying prospectus supplements before investing and keep each for future reference. This prospectus and any accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information with the SEC (http://www.sec.gov), which is available free of charge by contacting TICC Capital Corp. at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275, or by visiting our website ( http://www.ticc.com). The information found on, or otherwise accessible through, our website is not incorporated into, and does not form a part of this prospectus or any other report or document we file with or furnish to the SEC.

          , 2012

You should rely only on the information contained, collectively, in this prospectus and any accompanying prospectus supplement. We have not authorized any person to give any information or to make any representation other than those contained in this prospectus or any accompanying prospectus supplement. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers; however, the prospectus and any accompanying prospectus supplement will be updated to reflect any material changes.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, in one or more offerings or series up to $500,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide an accompanying prospectus supplement that will contain specific information about the terms of that offering. The accompanying prospectus supplement may also add, update or change information contained in this prospectus. If there is any inconsistency between information in this prospectus and the accompanying prospectus supplement, you should rely only on the information contained in the prospectus supplement. Please carefully read this prospectus and the accompanying prospectus supplement together with any exhibits and the additional information described under the headings “Where You Can Find Additional Information” and “Risk Factors” and summarized in this prospectus or the accompanying prospectus supplement before you make an investment decision.

SUMMARY

The following summary contains basic information about offerings pursuant to this prospectus. It may not contain all the information that is important to you. For a more complete understanding of offerings pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus, together with the accompanying prospectus supplements including the risks set forth under the caption “Risk Factors” in this prospectus and the accompanying prospectus supplement and the information set forth under the caption “Where You Can Find Additional Information” in this prospectus.

Except where the context requires otherwise, the terms “TICC,” “Company,” “we,” “us” and “our” refer to TICC Capital Corp. together with its subsidiaries, TICC Capital Corp. 2011-1 Holdings, LLC (“Holdings”), TICC CLO LLC (“2011 Securitization Issuer” or “TICC CLO”) and TICC CLO 2012-1 LLC (“2012 Securitization Issuer” or “TICC CLO 2012-1”); “TICC Management” refers to TICC Management, LLC; and “BDC Partners” refers to BDC Partners, LLC.

Overview

We are a specialty finance company principally providing capital to primarily non-public small- to medium-sized companies. Our investment objective is to maximize our portfolio’s total return. Our primary focus is to seek current income by investing primarily in corporate debt securities. Our debt investments may include bilateral loans (loans where we hold the entirety of a particular loan) and syndicated loans (those where multiple investors hold portions of that loan). We have and may continue to invest in structured finance investments, including collateralized loan obligation (“CLO”) investment vehicles, that own debt securities. We may also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make debt investments or equity investments. We may also invest in publicly traded debt and/or equity securities. As a business development company (“BDC”), we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets.

Our capital is generally used by our portfolio companies to finance organic growth, acquisitions, recapitalizations and working capital. Our investment decisions are based on extensive analysis of potential portfolio companies’ business operations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property. In making our CLO investments, we consider the indenture structure for that vehicle, its operating characteristics and compliance with its various indenture provisions, as well as its corporate loan-based collateral pool.

We generally expect to invest between $5 million and $25 million in each of our portfolio companies, although this investment size may vary proportionately as the size of our capital base changes and market conditions warrant, and accrue interest at fixed or variable rates. We expect that our investment portfolio will be diversified among a large number of investments with few investments, if any, exceeding 5% of the total portfolio.

While the structures of our investments will vary, and while we invest across a wide range of different industries, we have historically overweighted our investments in the debt of technology-related companies. We seek to invest in entities that, as a general matter, have been operating for at least one year prior to the date of our investment and that will, at the time of our investment, have employees and revenues, and are cash flow positive. Many of these companies will have financial backing provided by private equity or venture capital funds or other financial or strategic sponsors at the time we make an investment. The types of portfolio companies in which we invest, however, will generally be considered below investment grade, and their debt securities may in turn be referred to as “junk.” In addition, many of the debt securities we hold typically do not fully amortize prior to maturity, which potentially heightens the risk that we may lose all or part of our investment.

We have historically and may continue to borrow funds to make investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, TICC Management, will be borne by our common stockholders.

Securitization Vehicles

On August 10, 2011, we completed a $225.0 million debt securitization financing transaction. The Class A Notes offered in the debt securitization were issued by TICC CLO LLC, a subsidiary of TICC Capital Corp. 2011-1 Holdings, LLC, which is in turn a direct subsidiary of TICC, and the notes are secured by the assets held by the 2011 Securitization Issuer. The securitization was executed through a private placement of $101.25 million of Aaa/AAA Class A Notes of the 2011 Securitization Issuer. Holdings retained all of the subordinated notes, which totaled $123.75 million (the “2011 Subordinated Notes”), and retained all the membership interests in the 2011 Securitization Issuer.

Each of the 2011 Securitization Issuer, which was formed in connection with the CLO transaction described above, and the 2012 Securitization Issuer described below, are consolidated subsidiaries of TICC Capital Corp. Each was formed to provide us with access to additional capital for investment by permitting us to issue debt securities, through both vehicles, to securitize a portion of our existing portfolio investments, selected by us, that were originated using our typical investment process. The debt securities were issued by such vehicles in connection with their formation in private placement transactions exempt from registration under the Securities Act. While neither vehicle currently intends to do so, each vehicle has the ability to issue additional securities under certain limited circumstances. Specifically, the 2011 Securitization Issuer may be able to issue additional securities through a supplemental indenture approved by the requisite number of noteholders and the 2012 Securitization Issuer is permitted to issue additional securities during a four year reinvestment period.

In addition, because each is a consolidated subsidiary, we did not recognize any gain or loss on the transfer of any of our portfolio assets to such vehicles in connection with the CLO transactions to which they relate. However, while not expressly named, TICC Management, our investment adviser, and BDC Partners, our administrator, may be entitled to indemnification under certain agreements we entered into to serve as collateral manager for both vehicles as a result of their affiliation with us. Although we have no present plans to do so, we may elect to securitize additional portfolio investments in the future in a manner similar to the two vehicles we have previously sponsored.

Organizational and Regulatory Structure

Our investment activities are managed by TICC Management. TICC Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). TICC Management is owned by BDC Partners, its managing member, and Charles M. Royce, our non-executive Chairman who holds a minority, non-controlling interest in TICC Management. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, are the members of BDC Partners. Under our investment advisory agreement with TICC Management (the “Investment Advisory Agreement”), we have agreed to pay TICC Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Portfolio Management — Investment Advisory Agreement.”

We were founded in July 2003 and completed an initial public offering of shares of our common stock in November 2003. We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). As a business development company, we are required to meet certain regulatory tests, including the requirement to invest at least 70% of our total assets in eligible portfolio companies. See “Regulation as a Business Development Company.” In addition, we have elected to be treated for federal income tax purposes as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Set forth below is a chart detailing our organizational structure.

Recent Developments

Public Offering of Common Stock

On August 20, 2012, we completed an underwritten public offering of 3,450,000 shares of our common stock for total net proceeds of approximately $32.4 million.

New CLO Transaction

On August 23, 2012, we completed a $160,000,000 CLO transaction. The secured and subordinated notes were issued by TICC CLO 2012-1, which is a newly formed special purpose vehicle that is a wholly-owned subsidiary of TICC. TICC presently owns all of the subordinated notes (the “2012 Subordinated Notes”) and $3,000,000 of class D-1 notes issued in the CLO transaction. The secured notes of the 2012 Securitization Issuer have an aggregate face amount of $120,000,000 and were issued in four classes. The class A-1 notes have an initial face amount of $88,000,000, are rated AAA(sf)/Aaa(sf) by Standard & Poor’s Ratings Services (S&P) and Moody’s Investors Service, Inc. (Moody’s), respectively, and bear interest at three-month LIBOR plus 1.75%. The class B-1 notes have an initial face amount of $10,000,000, are rated AA(sf)/Aa2(sf) by S&P and Moody’s, respectively, and bear interest at three-month LIBOR plus 3.50%. The class C-1 notes have an initial face amount of $11,500,000, are rated A(sf)/A2(sf) by S&P and Moody’s, respectively, and bear interest at three-month LIBOR plus 4.75%. The class D-1 notes have an initial face amount of $10,500,000, are rated BBB(sf)/Baa2(sf) by S&P and Moody’s, respectively, and will bear interest at three-month LIBOR plus 5.75%. The secured notes of the 2012 Securitization Issuer have a stated maturity date of August 25, 2023 and are subject to a two year non-call period. This CLO has a four year reinvestment period.

On September 26, 2012, we completed a private placement of 5-year unsecured 7.50% Senior Convertible Notes Due 2017 (the “Convertible Notes”). A total of $105 million aggregate principal amount of the Convertible Notes were issued at the closing. An additional $10 million aggregate principal amount of the Convertible Notes were issued on October 22, 2012 pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Notes. The Convertible Notes are convertible into shares of our common stock based on an initial conversion rate of 87.2448 shares of our common stock per $1,000 principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $11.46 per share of common stock. The conversion price for the Convertible Notes will be reduced for quarterly cash dividends paid to common shares to the extent that the quarterly dividend exceeds $0.29 cents per share, subject to adjustment. The Convertible Notes bear interest at an annual rate of 7.50%, payable semiannually in arrears on May 1 and November 1 of each year, beginning May 1, 2013. The Convertible Notes mature on

November 1, 2017, unless previously converted in accordance with their terms. The Convertible Notes are our general unsecured obligations, rank equally in right of payment with our future senior unsecured debt, and rank senior in right of payment to any potential subordinated debt, should any be issued in the future.

Our Corporate Information

Our headquarters are located at 8 Sound Shore Drive, Suite 255 Greenwich, Connecticut and our telephone number is (203) 983-5275.

Current Market Conditions and Investment Opportunity

Current market conditions appear generally stable. During 2011 and through the quarter ended June 30, 2012, we saw much less severe price volatility for corporate loans (compared with the prior three year period), consistent with many other parts of the debt and equity markets. During 2012, the market for new investments has become more competitive and yields have generally decreased. We expect the market for new investments to remain competitive through the remainder of 2012. In view of the above circumstances, we continue to invest in syndicated and larger middle-market loans, and, opportunistically, in certain structured finance investments, including collateralized loan obligation investment vehicles, and continue to be active in those markets.

Competitive Advantages

We believe that we are well positioned to provide financing primarily to middle-market companies for the following reasons:

•	Expertise in credit analysis and monitoring investments;
•	Flexible investment approach; and
•	Established transaction sourcing network.

Expertise in credit analysis and monitoring investments

While our investment focus is on middle-market companies, we have invested, and in the future will likely continue to invest, in larger and smaller companies and in other investment structures on an opportunistic basis. Most recently, we have invested in a number of CLO investment vehicles. We believe our experience in analyzing middle-market companies and CLO investment structures, as detailed in the biographies of TICC Management’s senior investment professionals, affords us a sustainable competitive advantage over lenders with limited experience in investing in these markets. In particular, we have expertise in evaluating the operating characteristics of middle-market companies as well as the structural features of CLO investments, and monitoring the credit risk of such investments after closing until full repayment.

•	Jonathan H. Cohen, our Chief Executive Officer, has more than 21 years of experience in debt and equity research and investment. Mr. Cohen is also the Chief Executive Officer of T2 Advisers, LLC, the investment manager of Greenwich Loan Income Fund Limited (LSE AIM: GLIF), a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries globally, and which also serves as collateral manager of T2 Income Fund CLO I Ltd., a CLO vehicle sponsored by Greenwich Loan Income Fund Limited. Mr. Cohen has also served as Chief Executive Officer and a Director of Oxford Lane Capital Corp. (NasdaqGS: OXLC), a registered closed-end fund, and as Chief Executive Officer of its investment adviser, Oxford Lane Management, LLC (“Oxford Lane Management”), since 2010. Mr. Cohen was previously the managing member, and a principal of JHC Capital Management, a registered investment adviser that served as the sub-adviser to the Royce Technology Value Fund, a technology-focused mutual fund. Prior to that, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen serves on the board of Algorithmic Implementations, Inc. (d/b/a Ai Squared) and is member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University.
•	Saul B. Rosenthal, our President and Chief Operating Officer, has 14 years of experience in the capital markets, with a focus on middle-market transactions. Mr. Rosenthal is also the President of T2 Advisers, LLC, which serves as the investment manager of Greenwich Loan Income Fund Limited (LSE AIM: GLIF), a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries globally, and which also serves as collateral manager of T2 Income Fund CLO I Ltd., a CLO vehicle sponsored by Greenwich Loan Income Fund Limited. In addition, Mr. Rosenthal has served as President and a Director of Oxford Lane Capital Corp. (NasdaqGS: OXLC), a registered closed-end fund, and as President of Oxford Lane Management, since 2010. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the board of Algorithmic Implementations, Inc. (d/b/a Ai Squared) and is a member of the board of the National Museum of Mathematics and the New York City chapter of the Young Presidents' Organization (YPO). Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law.

•	Darryl Monasebian is the Senior Managing Director and head of portfolio management of TICC Management, and also holds those same positions at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp. Mr. Monasebian has also served since 2005 as the senior managing director and head of portfolio management of T2 Advisers, LLC, the investment adviser to Greenwich Loan Income Fund Limited, a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries globally. Prior to joining TICC Management, LLC, Mr. Monasebian was a director in the Merchant Banking Group at BNP Paribas, and prior to that was a director at Swiss Bank Corporation and a senior account officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an investment analyst in the Corporate Investments Department. Mr. Monasebian received a B.S. in Management Science/Operations Research from Case Western Reserve University and a Masters of Business Administration from Boston University's Graduate School of Management.
•	Hari Srinivasan is a Managing Director and portfolio manager of TICC Management, and also holds those same positions at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., and at T2 Advisers, LLC, the investment adviser to Greenwich Loan Income Fund Limited, a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries globally. Previously, Mr. Srinivasan was a credit manager at Lucent Technologies from 2002 to 2005, focusing on restructuring and monetization of distressed assets in Lucent's vendor finance portfolio, and credit analysis of Lucent's telecom customers. Prior to that, Mr. Srinivasan was an analyst in the fixed income group at Lehman Brothers from 1998 to 2002. Mr. Srinivasan received a B.S. in Computer Science from Poona University, India and a Masters of Business Administration from New York University's Stern School of Business.

Flexible investment approach

While we must comply with the 1940 Act provisions applicable to BDCs, we have significant flexibility in selecting and structuring our investments. We also have fairly broad latitude as to the term and nature of our investments. We recognize that middle-market companies in some cases may make corporate development decisions that favorably impact long-term enterprise value at the expense of short-term financial performance. We believe that this fundamental investment perspective results in a more flexible approach to managing investments which facilitates positive, long-term relationships with our portfolio companies, bankers and other intermediaries and enables us to be a preferred source of capital to them. We also believe our approach enables our debt financing to be a viable alternative capital source for funding middle-market companies that wish to avoid the dilutive effects of equity financings.

We are not generally subject to the investment time requirements and reinvestment limitations of many private investment funds. These provisions typically require that such private funds invest capital within a set period of time and then ultimately return to investors the initial capital and associated capital gains, with certain limitation on reinvesting such capital. We believe that our ability to make investments at the most opportune time rather than based on a pre-agreed time horizon with the ability to reinvest such funds on an ongoing basis should help us to maximize returns on our invested capital.

Established deal sourcing network

Through the investment professionals of TICC Management, we have extensive contacts and sources from which to generate investment opportunities. These contacts and sources include private equity funds, companies, brokers and bankers. We believe that senior professionals of TICC Management have developed strong relationships within the investment community over their years within the banking, investment management and equity research field.

Management Fee

We pay TICC Management a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to TICC Management and any incentive fees earned by TICC Management are ultimately borne by our common stockholders.

The base management fee (the “Base Fee”) is calculated at an annual rate of 2% of our gross assets. For services rendered under the Investment Advisory Agreement, the Base Fee is payable quarterly in arrears, and is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter. The Base Fee for any partial quarter will be appropriately pro rated.

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter minus our operating expenses for the quarter (including the Base Fee, expenses payable under our amended and restated administration agreement with BDC Partners (the “Administration Agreement”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with “payment-in-kind,” or “PIK,” interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to one-fourth of an annual “hurdle rate” determined as of the immediately preceding December 31st by adding 5% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10%.

The operation of the incentive fee with respect to our Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	no incentive fee is payable to TICC Management in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed one fourth of the annual hurdle rate.
•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds one-fourth of the annual hurdle rate in any calendar quarter is payable to TICC Management (i.e., once the hurdle rate is reached, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to TICC Management).

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our “Incentive Fee Capital Gains,” which consist of our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that calendar year. For accounting purposes only, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we will accrue a capital gains incentive fee based upon realized capital gains and losses during the current calendar year through the end of the period, plus any unrealized capital appreciation and depreciation as of the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts paid under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement. See “Investment Advisory Agreement.”

Risk Factors

The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in our securities involves other significant risks, including the following:

•	We are dependent upon TICC Management’s key management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.
•	We operate in a highly competitive market for investment opportunities.
•	Because our investments are generally not in publicly traded securities, there is uncertainty regarding the fair value of our investments, which could adversely affect the determination of our net asset value.
•	The lack of liquidity in our investments may adversely affect our business.
•	We may experience fluctuations in our operating results.
•	Economic recessions or downturns could impair our portfolio companies and harm our operating results.
•	We are permitted to borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
•	Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.
•	A change in interest rates may adversely affect our profitability.
•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC for federal income tax purposes.
•	Our investment portfolio may be concentrated in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities that we hold or if the sectors in which we invest experience a market downturn.
•	The sectors in which we invest are subject to many risks, including volatility, intense competition, decreasing life cycles and periodic downturns.
•	Our investments in the companies that we are targeting may be extremely risky and we could lose all or part of our investments.
•	Our incentive fee may induce TICC Management to make speculative investments.
•	Our investments in CLO vehicles may be riskier and less transparent than direct investments in portfolio companies.
•	Our common stock price may be volatile.
•	Our shares of common stock have traded at a discount from net asset value and may do so in the future.
•	You may not receive dividends or our dividends may decline or may not grow over time.
•	The impact of recent financial reform legislation on us is uncertain.
•	The recent downgrade of the U.S. credit rating and uncertainty about the financial stability of several countries in the European Union (EU) could have a significant adverse effect on our business, results of operations and financial condition.

•	If we issue preferred stock, the net asset value and market value of our common stock may become more volatile.
•	Holders of any preferred stock we might issue would have the right to elect members of our Board of Directors and class voting rights on certain matters.
•	We are subject to risks associated with the debt securitization financing transaction.

See “Risk Factors” beginning on page 18, and the other information included in this prospectus, for additional discussion of factors you should carefully consider before deciding to invest in our securities.

OFFERINGS

We may offer, from time to time, up to $500,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our securities, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our securities at the time of an offering. However, we may issue shares of our securities pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See “Risk Factors  — Risks Relating to Offerings Pursuant to this Prospectus.”

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Set forth below is additional information regarding offerings of our securities:

Use of Proceeds
We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include investments in corporate debt and equity securities and investments in structured finance vehicles. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”
NASDAQ Global Select Market symbol
“TICC”
Distributions
To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.
Taxation
We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Leverage
We have historically and may in the future borrow funds to make investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, TICC Management, will be borne by our common stockholders.
Management Arrangements
TICC Management serves as our investment adviser. BDC Partners serves as our administrator. For a description of TICC Management and BDC Partners, and our contractual arrangements with these companies, see “Portfolio Management — Investment Advisory Agreement,” and “— Administration Agreement.”
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”
Certain Anti-Takeover Measures
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our securities the opportunity to realize a premium over the market price for our securities. See “Description of Securities.”
Where You Can Find Additional Information
We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.
We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275 or on our website at http://www.ticc.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “TICC,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in TICC.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—%(1)
Offering expenses borne by our common stockholders (as a percentage of offering price)	—%(2)
Dividend reinvestment plan expenses	None(3)
Total stockholder transaction expenses (as a percentage of offering price)	—%
Annual expenses (as a percentage of net assets attributable to our common stock):
Base management fee	3.91%(4)
Incentive fees payable under our investment advisory agreement	1.67%(5)
Interest payments on borrowed funds	4.07%(6)
Preferred stock dividend payment	0.51%(6)
Acquired fund fees and expenses	1.16%(7)
Other expenses	1.28%(8)
Total annual expenses	12.60%(9)

Example

The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we assumed we would maintain the current amount of leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$121	$337	$521	$871

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or have a de minimis effect, is nonetheless included in the example for illustrative purposes based upon the estimated annual expenses relating thereto as set forth above. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the “Example” will be updated accordingly.
(2)	The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses as a percentage of the offering price.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”

(4)	Assumes gross assets of $762.5 million and $361.25 million of leverage (including an assumed $25 million of preferred stock with a preferred rate of 8.0% per annum and including the $235.0 million of new borrowings in connection with the CLO which closed August 23, 2012 and the Convertible Notes offering), and assumes net assets of $390.4 million (including $32.4 million from the equity capital raise completed in August 2012). Our base management fee payable under the Investment Advisory Agreement is based on our gross assets, which is defined as all the assets of TICC (together with its consolidated subsidiaries), including those acquired using borrowings for investment purposes. Because we use borrowings for investment purposes, it has the effect of increasing our gross assets upon which our base management fee is calculated, while our net assets remain unchanged. See “Portfolio Management — Investment Advisory Agreement.”
(5)	Assumes that annual incentive fees earned by TICC Management remain consistent with the incentive fees earned or accrued by TICC Management during the six-month period ended June 30, 2012. In subsequent periods, incentive fees would increase if, and to the extent that, we earn greater interest income through our investments in portfolio companies and realize additional capital gains upon the sale of warrants or other equity investments in such companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of pre-incentive fee net investment income over an annual hurdle rate (equal to the interest rate payable on a five-year U.S. Treasury Note plus 5%, up to a maximum of 10%). The second part of the incentive fee equals 20.0% of our net realized capital gains for the calendar year less any unrealized capital losses for such year and will be payable at the end of each calendar year. For a more detailed discussion of the calculation of this fee, see “Portfolio Management — Investment Advisory Agreement.”
(6)	Assumes that we have $361.25 million of outstanding borrowings, which reflects our outstanding borrowings as of June 30, 2012 and the $235.0 million of new borrowings in connection with the CLO which closed on August 23, 2012 and the Convertible Notes offering, and assumes that we issue $25 million of preferred stock with a preferred rate equal to 8.0% per annum. For the six-month period ended June 30, 2012, the effective annualized average interest rate, which includes all interest and amortization of discount and debt issuance costs on the first debt securitization financing transaction, was 3.27%. Debt issuance costs represent fees and other direct incremental costs incurred in connection with the debt securitization financing transaction. The calculation assumes an interest rate of 3.27% on the entire $221.25 million of borrowings under both CLO vehicles and 7.5% on the Convertible Notes. We may also issue preferred stock, which may be considered a form of leverage, pursuant to the registration statement of which this prospectus forms a part, although we have no current plans to do so during the 12 months following effectiveness of such registration statement.
(7)	Reflects the estimated annual base collateral manager fees that will be indirectly incurred by us in connection with our investments in CLO equity tranches based upon the non-consolidated CLO equity investments held as of June 30, 2012. Base collateral manager fees are charged on the total assets of the CLO vehicle, including the assets acquired with borrowed funds, but are assumed to be paid from the residual cash flows after interest payments to the senior debt tranches. Therefore, these base collateral manager fees (which are generally 0.50% to 0.55% of total assets) are effectively much higher when allocated only to the equity tranches. The debt tranches that we hold generally are not deemed to pay any such collateral manager fees. The calculation does not include any other operating expense ratios of the CLO vehicles, as these amounts are not routinely reported to stockholders on a basis consistent with this methodology; however, it is estimated that additional operating expenses of approximately 0.5% to 1.0% could be incurred. As a result of our investments in such non-consolidated CLO equity investments, our stockholders will be required to pay two levels of fees and expenses in connection with their investment in our common stock, including fees payable under our Investment Advisory Agreement and fees and expenses charged to us on the CLO equity tranches in which we are invested.
(8)	Assumes that the amount of operating expenses payable by TICC remains consistent with the operating expenses incurred by TICC during the six-month period ended June 30, 2012.
(9)	The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial data for the years ended December 31, 2011, 2010, 2009, 2008 and 2007 is derived from our consolidated financial statements, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. The selected financial data for the six months ended June 30, 2012 is derived from our unaudited financial statements and notes. In the opinion of management, the selected financial data for the six months ended June 30, 2012 reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim period. The selected financial data for the six months ended June 30, 2012, may not be indicative of the results that may be expected for the year ending December 31, 2012 or for any other period. The data should be read in conjunction with our consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

	Six Months Ended June 30, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
	(unaudited)
Total Investment Income	$35,210,925	$45,188,190	$33,506,591	$20,507,792	$37,305,635	$43,841,813
Total Expenses	$12,018,929	$15,188,049	$9,263,094	$7,015,808	$15,114,472	$16,648,194
Net Investment Income	$23,191,996	$30,000,141	$24,243,497	$13,491,984	$22,191,163	$27,193,619
Net Increase (Decrease) in Net Assets Resulting from Operations	$26,343,242	$14,208,865	$63,947,441	$35,182,458	$(53,266,154)	$(11,648,832)
Per Share Data:
Net Increase in Net Assets Resulting from Net Investment Income per common share (Basic and Diluted)(1)	$0.65	$0.92	$0.89	$0.51	$0.91	$1.30
Net Increase (Decrease) in Net Assets Resulting from Operations per common share (Basic and Diluted)(1)	$0.74	$0.44	$2.35	$1.32	$(2.19)	$(0.56)
Distributions Declared per Share	$0.54	$0.99	$0.81	$0.60	$1.06	$1.44
Balance Sheet Data:
Total Assets	$470,147,558	$424,119,570	$317,900,083	$225,340,291	$204,962,887	$396,390,153
Total Net Assets	$358,054,650	$305,101,991	$314,117,541	$224,091,995	$203,366,750	$257,369,503
Other Data:
Number of Portfolio Companies at Period End	82	82	50	35	23	33
Purchases of Loan Originations	$119,600,000	$272,500,000	$129,800,000	$65,700,000	$18,300,000	$188,000,000
Loan Repayments	$70,600,000	$107,900,000	$73,800,000	$65,600,000	$90,500,000	$87,300,000
Proceeds from Loan Sales	$11,500,000	$11,300,000	$54,800,000	$14,000,000	$50,200,000	$4,500,000
Total Return(2)	18.34%	(14.19)%	102.39%	81.15%	(50.23)%	(36.26)%
Weighted Average Yield on Debt Investments at Period End(3)	11.2%	11.3%	14.1%	9.0%	8.9%	11.3%

(1)	In accordance with ASC 260-10, the weighted-average shares of common stock outstanding used in computing basic and diluted earnings per share for the years ended December 31, 2008 and December 31, 2007 were increased retroactively by a factor of 1.021 to recognize the bonus element associated with rights to acquire shares of common stock that were issued to stockholders on May 23, 2008. See Note 4 — Earnings Per Share, included in the consolidated financial statements, for additional information about the rights offering and the calculation of the associated bonus element.
(2)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment at prices obtained under our dividend reinvestment plan.
(3)	Weighted average yield calculation includes the impact of any loans on non-accrual status as of the year end.

SELECTED QUARTERLY FINANCIAL DATA

The following table sets forth certain quarterly financial data for each of the quarters for the fiscal years ended December 31, 2011, 2010 and 2009 and for the quarters ended June 30, 2012 and March 31, 2012. This data is derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

($ in thousands, except per share data)	2012		2011				2010				2009
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Total investment income	$20,463	$14,748	$13,209	$11,085	$11,134	$9,760	$9,139	$9,081	$8,731	$6,556	$5,516	$4,949	$4,920	$5,123
Total expenses before incentive fee	$4,417	$4,334	$3,863	$3,166	$2,443	$2,365	$2,058	$1,996	$1,978	$1,827	$1,958	$1,771	$1,677	$1,558
Total incentive fee	$1,009	$2,259	$1,033	$(3,697)	$(832)	$6,847	$404	$482	$434	$84	$5	$—	$—	$47
Total expenses	$5,426	$6,593	$4,896	$(531)	$1,611	$9,212	$2,462	$2,478	$2,412	$1,911	$1,963	$1,771	$1,677	$1,605
Net investment income	$15,037	$8,155	$8,313	$11,616	$9,523	$548	$6,677	$6,603	$6,319	$4,645	$3,553	$3,178	$3,243	$3,518
Net increase (decrease) in net assets resulting from operations	$9,260	$17,083	$6,860	$(8,415)	$4,205	$11,560	$23,919	$12,443	$9,602	$17,984	$11,902	$15,024	$9,699	$(1,443)
Net increase in net assets resulting from net investment income per share (basic and diluted)(1)	$0.40	$0.24	$0.25	$0.36	$0.29	$0.02	$0.24	$0.25	$0.24	$0.17	$0.13	$0.12	$0.12	$0.13
Net increase (decrease) in net assets resulting from operations per share (basic and diluted)(1)	$0.25	$0.51	$0.21	$(0.26)	$0.13	$0.36	$0.84	$0.46	$0.36	$0.67	$0.45	$0.56	$0.36	$(0.05)

(1)	Aggregate of quarterly earnings per share differs from calculation of annual earnings per share for the years ending December 31, 2011, 2010 and 2009 due to rounding.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our preferred stock, subscription rights, warrants, debt securities or units may decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We are dependent upon TICC Management’s key management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.

We depend on the diligence, skill and network of business contacts of the senior management of TICC Management. The senior management, together with other investment professionals, will evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend, to a significant extent, on the continued service and coordination of the senior management team, particularly Jonathan H. Cohen, the Chief Executive Officer of TICC Management, and Saul B. Rosenthal, the President and Chief Operating Officer of TICC Management. Neither Mr. Cohen nor Mr. Rosenthal will devote all of their business time to our operations, and both will have other demands on their time as a result of their other activities. Neither Mr. Cohen nor Mr. Rosenthal is subject to an employment contract. The departure of either of these individuals could have a material adverse effect on our ability to achieve our investment objective.

Our financial condition and results of operations will depend on our ability to manage our existing portfolio and future growth effectively.

Our ability to achieve our investment objective will depend on our ability to manage our existing investment portfolio and to grow, which will depend, in turn, on our investment adviser’s ability to identify, analyze, invest in and finance companies that meet our investment criteria, and our ability to raise and retain debt and equity capital. Accomplishing this result on a cost-effective basis is largely a function of our investment adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms.

We and TICC Management, through its managing member, BDC Partners, will need to continue to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we make. We compete with a large number of hedge funds and CLO investment vehicles, other equity and non-equity based investment funds, including other business development companies, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Our business model depends upon the development and maintenance of strong referral relationships with private equity and venture capital funds and investment banking firms.

If we fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we will not be able to grow our portfolio of loans and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to provide us with investment opportunities, and therefore there is no assurance that such relationships will lead to the origination of debt or other investments.

We may not realize gains from our equity investments.

When we invest in debt securities, we may acquire warrants or other equity securities as well. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Because our investments are generally not in publicly traded securities, there is uncertainty regarding the fair value of our investments, which could adversely affect the determination of our net asset value.

Our portfolio investments are generally not in publicly traded securities. As a result, the fair value of these securities is not readily determinable. We value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Board’s Valuation Committee. In connection with that determination, members of TICC Management’s portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. We utilize the services of a third party valuation firm which prepares valuations for each of our bilateral portfolio securities that, when combined with all other investments in the same portfolio company (i) have a value as of the previous quarter of greater than or equal to 2.5% of our total assets as of the previous quarter, and (ii) have a value as of the current quarter of greater than or equal to 2.5% of our total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, the frequency of the third party valuations of our bilateral portfolio securities is based upon the grade assigned to each such security under our credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly.

TICC Management also retains the authority to seek, on our behalf, additional third party valuations with respect to both our bilateral portfolio securities and our syndicated loan investments. On April 9, 2009, the FASB issued additional guidelines under ASC 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides guidance on factors that should be considered in determining when a previously active market becomes inactive and whether a transaction is orderly. In accordance with ASC 820-10-35, our valuation procedures specifically provide for the review of indicative quotes supplied by the large agent banks that make a market for each security. However, the marketplace from which we obtain indicative bid quotes for purposes of determining the fair value of our syndicated loan investments have shown these attributes of illiquidity as described by ASC-820-10-35. Due to limited market liquidity in the syndicated loan market, TICC believes that the non-binding indicative bids received from agent banks for certain syndicated investments that we own may not be determinative of their fair value and therefore alternative valuation procedures may need to be undertaken. As a result, TICC has engaged third-party valuation firms to provide assistance in valuing certain syndicated investments that we own. In addition, TICC Management prepares an analysis of each syndicated loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the portfolio company. All available information, including non-binding indicative bids which may not be determinative of fair value, is presented to the Valuation Committee to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active.

In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in its determination of fair value. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of the fair value that is indicated by the analysis provided by third-party valuation firms. We have considered the factors described in ASC 820-10 and have determined that we are properly valuing the securities in our portfolio.

Our Board of Directors retains ultimate authority as to the third-party review cycle as well as the appropriate valuation of each investment. The types of factors that the Valuation Committee takes into account in providing its fair value recommendation to our Board of Directors includes, as relevant, the nature and value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed.

The lack of liquidity in our investments may adversely affect our business.

As stated above, our investments are generally not in publicly traded securities. Substantially all of these securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments.

In addition, because we generally invest in debt securities with a term of up to seven years and generally intend to hold such investments until maturity of the debt, we do not expect realization events, if any, to occur in the near-term. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur.

We may experience fluctuations in our operating results for any period, and as a result, our financial results for any period should not be relied upon as being indicative of performance in future periods.

We may experience fluctuations in our operating results due to a number of factors, including the rate at which we make new investments, the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Capital markets have recently been in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the U.S. and abroad, which had, and may in the future have, a negative impact on our business and operations.

The global capital markets have recently been in a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions could return in the future. Should these conditions return, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions which apply to us, as a BDC we are generally not able to issue additional shares of our common stock at a price less than net asset value. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the recent period of extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods as we are required to record the values of our investments. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments at fair value. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. These events could harm our financial condition and operating results.

The downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact our business, financial condition and results of operations.

U.S. debt ceiling and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. Although U.S. lawmakers passed legislation to raise the federal debt ceiling, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the United States from “AAA” to “AA+” in August 2011. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely affect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective. These developments, and the government’s credit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the capital markets on favorable terms. In addition, the decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our stock price. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

The impact of recent financial reform legislation on us is uncertain.

In light of recent conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Reform Act”) became effective on July 21, 2010, although many provisions of the Dodd-Frank Reform Act have delayed effectiveness or will not become effective until the relevant federal agencies issue new rules to implement the Dodd-Frank Reform Act. Nevertheless, the Dodd-Frank Reform Act may have a material adverse impact on the financial services industry as a whole and on our business, results of operations and financial condition. Accordingly, we cannot predict the effect the Dodd-Frank Act or its implementing regulations will have on our business, results of operations or financial condition.

A disruption in the capital markets and the credit markets could negatively affect our business.

As a BDC, we seek to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may not be able to pursue new business opportunities. Disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

Our ability to grow our business could be impaired by an inability to access the capital markets or to enter into new credit facilities. At various times over the past three years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market disruption and tightening of credit has led to increased market volatility and widespread reduction of business activity generally. If we are unable to raise additional equity capital or consummate new credit facilities on terms that are acceptable to us, we may not be able to initiate significant originations.

These situations may arise due to circumstances that we may be unable to control, such as access to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Even if such conditions have improved broadly and significantly over the short-term, adverse conditions in particular sectors of the financial markets could adversely impact our business over the long-term.

Price declines and illiquidity in the corporate debt markets have adversely affected, and may continue to adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a BDC, we are required to carry our investments at fair value as determined in good faith by or under the direction of our Board of Directors. Decreases in the fair values of our investments are recorded as unrealized depreciation. Depending on market conditions, we may incur substantial losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Even in the event the value of your investment declines, the management fee and, in certain circumstances, the incentive fee will still be payable.

The management fee is calculated as 2.0% of the value of our gross assets at a specific time. Accordingly, the management fee will be payable regardless of whether the value of our gross assets and/or your investment have decreased. Moreover, a portion of the incentive fee is payable if our net investment income for a calendar quarter exceeds a designated hurdle rate. This portion of the incentive fee is payable without regard to any capital gain, capital loss or unrealized depreciation that may occur during the quarter. Accordingly, this portion of our adviser’s incentive fee may also be payable notwithstanding a decline in net asset value that quarter. In addition, in the event we recognize deferred loan interest income in excess of our available capital as a result of our receipt of payment-in-kind, or “PIK” interest, we may be required to liquidate assets in order to pay a portion of the incentive fee. TICC Management, however, is not required to reimburse us for the portion of any incentive fees attributable to deferred loan interest income in the event of a subsequent default.

We are permitted to borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

On August 10, 2011, we completed a $225 million debt securitization financing transaction. The notes were issued by a newly formed special purpose vehicle in which our wholly-owned subsidiary owns all of the equity. The notes have an initial face amount of $101.25 million, are rated AAA/Aaa by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., respectively, and bear interest, after the effective date, at three-month London Inter Bank Offered Rate (“LIBOR”) plus 2.25% (prior to the effective date, the Class A Notes bear interest at five-month LIBOR plus 2.25%). The notes have a stated maturity date of July 25, 2021 and are subject to a three year non-call period. TICC CLO has a three year reinvestment period.

On August 23, 2012, we completed a $160,000,000 CLO transaction. The secured and subordinated notes were issued by TICC CLO 2012-1, which is a newly formed special purpose vehicle that is a wholly-owned subsidiary of TICC. TICC presently owns all of the 2012 Subordinated notes and $3,000,000 of class D-1 notes issued in the CLO transaction. The secured notes of the 2012 Securitization Issuer have an aggregate face amount of $120,000,000 and were issued in four classes. The class A-1 notes have an initial face amount of $88,000,000, are rated AAA(sf)/Aaa(sf) by Standard & Poor’s Ratings Services (S&P) and Moody’s Investors Service, Inc. (Moody’s), respectively, and bear interest at three-month LIBOR plus 1.75%. The class B-1 notes have an initial face amount of $10,000,000, are rated AA(sf)/Aa2(sf) by S&P and Moody’s, respectively, and bear interest at three-month LIBOR plus 3.50%. The class C-1 notes have an initial face amount of $11,500,000, are rated A(sf)/A2(sf) by S&P and Moody’s, respectively, and bear interest at three-month LIBOR plus 4.75%. The class D-1 notes have an initial face amount of $10,500,000, are rated BBB(sf)/Baa2(sf) by S&P and Moody’s, respectively, and will bear interest at three-month LIBOR plus 5.75%. The secured notes of the 2012 Securitization Issuer have a stated maturity date of August 25, 2023 and are subject to a two year non-call period. This CLO has a four year reinvestment period.

On September 26, 2012, we completed a private placement of the Convertible Notes. A total of $105 million aggregate principal amount of the Convertible Notes were issued at the closing. An additional $10 million aggregate principal amount of the Convertible Notes were issued on October 22, 2012 pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Notes. The Convertible Notes are convertible into shares of our common stock based on an initial conversion rate of 87.2448 shares of our common stock per $1,000 principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $11.46 per share of common stock. The conversion price for the Convertible Notes will be reduced for quarterly cash dividends paid to common shares to the extent that the quarterly dividend exceeds $0.29 cents per share, subject to adjustment. The Convertible Notes will bear interest at an annual rate of 7.50%, payable semiannually in arrears on May 1 and November 1 of each year, beginning May 1, 2013. The Convertible Notes bear interest at an annual rate of 7.50%, payable semiannually in arrears on May 1 and November 1 of each year, beginning May 1, 2013. The Convertible Notes mature on November 1, 2017, unless previously converted in accordance with their terms. The Convertible Notes are our general unsecured obligations, rank equally in right of payment with our future senior unsecured debt, and rank senior in right of payment to any potential subordinated debt, should any be issued in the future.

Borrowings (including through the securitization transactions described above, which are consolidated in our financial statements), also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We may borrow from and issue senior debt securities to banks, insurance companies, and other lenders. Lenders of these senior securities have fixed dollar claims on our assets that are superior to the claims of our common stockholders. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to TICC Management will be payable on our gross assets, including those assets acquired through the use of leverage, TICC Management may have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to TICC Management.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on the portfolio, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed total return on our portfolio (net of expenses)
	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding return to stockholder(1)	(23.5)%	(14.0)%	(4.5)%	5.1%	14.6%

(1)	Assumes $761.1 million in total assets and $361.25 million in total debt outstanding, which reflects our total assets and total debt outstanding as of June 30, 2012 (adjusted to include the equity capital raise and new CLO completed in August 2012 and our offering of the Convertible Notes and assumes that we issue $25 million of preferred stock with a preferred rate equal to 8% per annum, and excluding non-portfolio related assets and non-leverage related liabilities), and a cost of funds of 4.94%.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). On June 8, 2012, legislation was introduced in the U.S. House of Representatives intended to revise certain regulations applicable to BDCs. The legislation, among other things, provides for increasing the amount of funds BDCs may borrow by reducing asset to debt limitations from 2:1 to 3:2. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in shares of our common stock may increase.

We are subject to risks associated with our debt securitization financing transactions.

As a result of the debt securitization financing transactions that we completed on August 10, 2011 and August 23, 2012, we are subject to a variety of risks, including those set forth below:

We are subject to certain risks as a result of our indirect interests in the subordinated notes and membership interests of the 2011 Securitization Issuer and our direct interests in the subordinated notes and membership interests of the 2012 Securitization Issuer.

Under the terms of the master loan sale agreement governing the TICC CLO, (1) we sold and/or contributed to Holdings all of our ownership interest in our portfolio loans and participations for the purchase price and other consideration set forth in the master loan sale agreement and (2) Holdings, in turn, sold and/or contributed to the 2011 Securitization Issuer all of its ownership interest in such portfolio loans and participations for the purchase price and the consideration set forth in the master loan sale agreement. Under the terms of the master loan sale agreement governing the TICC CLO 2012-1, we sold directly to the 2012 Securitization Issuer all of our ownership interest in our portfolio loans and participations for the purchase price and other consideration set forth in the master loan sale agreement. Following these transfers, the 2011 Securitization Issuer and the 2012 Securitization Issuer (collectively, the “Securitization Issuers”), and not Holdings or us, held all of the ownership interest in such portfolio loans and participations. As a result of the TICC CLO, we hold indirectly through Holdings the 2011 Subordinated Notes as well as membership interests, which comprise 100% of the equity interests, in the 2011 Securitization Issuer. As a result of the TICC CLO 2012-1, we hold directly the 2012 Subordinated Notes as well as membership interests, which comprise 100% of the equity interests, in the 2012 Securitization Issuer. As a result, we consolidate the financial statements of Holdings and the Securitization Issuers in our consolidated financial statements. Because Holdings and each Securitization Issuer is disregarded as an entity separate from its owner for U.S. federal income tax purposes, each of the sale or contribution of portfolio loans by us to Holdings, the sale of portfolio loans by Holdings to the 2011 Securitization Issuer, and the sale of portfolio loans by us to the 2012 Securitization Issuer, did not constitute a taxable event for U.S. federal income tax purposes. If the U.S.

Internal Revenue Service were to take a contrary position, there could be a material adverse effect on our business, financial condition, results of operations or cash flows. The securities issued by the Securitization Issuers, or by any securitization vehicle we sponsor in the future, could be acquired by another business development company or securitization vehicle subject to the satisfaction of certain conditions. We may also, from time to time, hold asset-backed securities, or the economic equivalent thereof, issued by a securitization vehicle sponsored by another business development company to the extent permitted under the 1940 Act.

The 2011 Subordinated Notes, the 2012 Subordinated Notes and membership interests of each Securitization Issuer are subordinated obligations of such Securitization Issuer.

The 2011 Subordinated Notes and the 2012 Subordinated Notes (collectively, the “Subordinated Notes”) are the junior class of notes issued by each Securitization Issuer, are subordinated in priority of payment to the secured notes issued by the 2011 Securitization Issuer and the 2012 Securitization Issuer (collectively, the “Secured Notes”), respectively, and are subject to certain payment restrictions set forth in the respective indentures governing the notes of each Securitization Issuer. Therefore, for the TICC CLO, Holdings only receives cash distributions on the 2011 Subordinated Notes if the 2011 Securitization Issuer has made all cash interest payments on the Secured Notes it has issued, and we only receive cash distributions in respect of our indirect ownership of the 2011 Securitization Issuer to the extent that Holdings receives any cash distributions in respect of its direct ownership of the 2011 Securitization Issuer. For the TICC CLO 2012-1, we only receive cash distributions on the 2012 Subordinated Notes if the 2012 Securitization Issuer has made all cash interest payments on the Secured Notes it has issued, and we only receive cash distributions in respect of our ownership of the 2012 Securitization Issuer to the extent that funds are available therefor. The Subordinated Notes of a Securitization Issuer are also unsecured and rank behind all of the secured creditors, known or unknown, of such Securitization Issuer, including the holders of the Secured Notes it has issued. Consequently, to the extent that the value of either Securitization Issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, or as a result of defaulted loans or individual fund assets, the value of the Subordinated Notes of such Securitization Issuer at their redemption could be reduced. Accordingly, our investment in each Securitization Issuer may be subject to complete loss.

The membership interests in each Securitization Issuer represent all of the equity interest in such Securitization Issuer. As such, the holder of the membership interests of a Securitization Issuer is the residual claimant on distributions, if any, made by such Securitization Issuer after holders of all classes of notes issued by such Securitization Issuer have been paid in full on each payment date or upon maturity of such notes under the debt securitization financing transaction documents. Such payments may be made by each Securitization Issuer only to the extent permitted under such documents on any payment date or upon payment in full of the notes issued by such Securitization Issuer. We cannot assure you that distributions on the assets held by the Securitization Issuers will be sufficient to make any distributions to us or that such distributions will meet our expectations.

The interests of holders of the senior class of securities issued by each Securitization Issuer may not be aligned with our interests.

The Secured Notes of each Securitization Issuer are the debt obligations ranking senior in right of payment to the Subordinated Notes of such Securitization Issuer. As such, there are circumstances in which the interests of holders of the Secured Notes may not be aligned with the interests of holders of the Subordinated Notes and the membership interests of a Securitization Issuer. For example, under the terms of the Secured Notes of each Securitization Issuer, holders of the Secured Notes have the right to receive payments of principal and interest prior to holders of the Subordinated Notes and the membership interests of such Securitization Issuer.

For as long as the Secured Notes of a Securitization Issuer remain outstanding, holders of the Secured Notes have the right to act, in certain circumstances, with respect to the portfolio loans in ways that may benefit their interests but not the interests of holders of Subordinated Notes and membership interests of such Securitization Issuer, including by exercising remedies under the indenture in the debt securitization financing transaction.

If an event of default has occurred and acceleration occurs in accordance with the terms of an indenture, the Secured Notes of the applicable Securitization Issuer then outstanding will be paid in full before any further payment or distribution on the Subordinated Notes of such Securitization Issuer. In addition, if an event of default occurs, holders of a majority of the most senior class of Secured Notes then outstanding will be entitled to determine the remedies to be exercised under the indenture, subject to the terms of the indenture. For example, upon the occurrence of an event of default with respect to the notes issued by a Securitization Issuer, the trustee or holders of a majority of the most senior class of Secured Notes of such Securitization Issuer then outstanding may declare the principal, together with any accrued interest, of all the notes of such class and any junior classes to be immediately due and payable. This would have the effect of accelerating the principal on such notes, triggering a repayment obligation on the part of the Securitization Issuer. If at such time the portfolio loans of a Securitization Issuer were not performing well, such Securitization Issuer may not have sufficient proceeds available to enable the trustee under the indenture to repay the obligations of holders of the Subordinated Notes of such Securitization Issuer, or to pay a dividend to holders of the membership interests of such Securitization Issuer.

Remedies pursued by the holders of the Secured Notes of a Securitization Issuer could be adverse to the interests of the holders of the Subordinated Notes of such Securitization Issuer, and the holders of such Secured Notes will have no obligation to consider any possible adverse effect on such other interests. Thus, any remedies pursued by the holders of the Secured Notes of a Securitization Issuer may not be in our best interests and we may not receive payments or distributions upon an acceleration of the applicable Secured Notes. Any failure of a Securitization Issuer to make distributions on the Subordinated Notes we hold, directly or indirectly, whether as a result of an event of default or otherwise, could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in an inability of us to make distributions sufficient to allow our qualification as a RIC.

The Securitization Issuers may fail to meet certain asset coverage tests.

Under the documents governing each debt securitization financing transaction, there are two coverage tests applicable to the Secured Notes. The first such test compares the amount of interest received on the portfolio loans held by the Securitization Issuer to the amount of interest payable in respect of the Secured Notes of such Securitization Issuer. For the TICC CLO, to meet this test at any time, interest received on the portfolio loans must equal at least 200% or greater (based upon a graduated scale provided for in the indenture) of the interest payable in respect of the Secured Notes of the 2011 Securitization Issuer. For the TICC CLO 2012-1, to meet this test at any time, interest received on the portfolio loans must equal at least 120% to 160% (based upon a graduated scale for the class of Secured Notes to which such test is applied as provided for in the indenture) of the interest payable in respect of the Secured Notes of the 2012 Securitization Issuer. The second such test compares the principal amount of the portfolio loans held by the Securitization Issuer to the aggregate outstanding principal amount of the Secured Notes of such Securitization Issuer. For the TICC CLO, to meet this test at any time, the aggregate principal amount of the portfolio loans held by the 2011 Securitization Issuer must equal at least 135% of the outstanding principal amount of the Secured Notes of the 2011 Securitization Issuer. For the TICC CLO 2012-1, to meet this test at any time, the aggregate principal amount of the portfolio loans held by the 2012 Securitization Issuer must equal at least 126% to 152.50% (based upon a graduated scale for the class of Secured Notes to which such test is applied as provided for in the indenture) of the outstanding principal amount of the Secured Notes of the 2012 Securitization Issuer. If either coverage test is not satisfied, interest and principal received by the Securitization Issuer are diverted on the following payment date to pay the most senior class or classes of Secured Notes to the extent necessary to cause all coverage tests to be satisfied on a pro forma basis after giving effect to all payments made in respect of the notes, which, with respect to the payment of any principal amount of the Secured Notes, we refer to as a mandatory redemption. For the TICC CLO, if any asset coverage test with respect to the Secured Notes is not met, proceeds from the portfolio of loan investments that otherwise would have been distributed to the 2011 Securitization Issuer and the holders of the 2011 Subordinated Notes will instead be used to redeem first the Secured Notes of the 2011 Securitization Issuer, to the extent necessary to satisfy the applicable asset coverage tests. For the TICC CLO 2012-1, if any asset coverage test with respect to the Secured Notes is not met or if the 2012 Securitization Issuer fails to obtain a confirmation of the initial ratings of the Secured Notes after the effective date (defined under the indenture as the earlier to occur of January 7, 2013 or the time that the 2012 Securitization Issuer has acquired (or committed to acquire) at least $160 million in assets), proceeds from the portfolio of loan investments that otherwise would have been distributed to the 2012 Securitization Issuer and the holders of the 2012 Subordinated Notes will instead be used to first to redeem the Secured Notes and pay interest and deferred interest (if any) on the Secured Notes, to the extent necessary to satisfy the applicable asset coverage tests or to obtain the necessary ratings confirmation.

We may not receive cash on our equity interests in the Securitization Issuers.

We receive cash from the Securitization Issuers only to the extent that we or Holdings, as applicable, receives payments on the Subordinated Notes or membership interests of the Securitization Issuers. The Securitization Issuers may only make payments on such securities to the extent permitted by the payment priority provisions of the respective indentures governing the notes, which generally provide that principal payments on the Subordinated Notes may not be made on any payment date unless all amounts owing under the Secured Notes issued under such indenture are paid in full. In addition, if a Securitization Issuer does not meet the asset coverage tests set forth in the documents governing the debt securitization financing transaction, cash would be diverted from the Subordinated Notes of such Securitization Issuer to first pay the Secured Notes of such Securitization Issuer in amounts sufficient to cause such tests to be satisfied. In the event that we fail to directly or indirectly receive cash from a Securitization Issuer, we could be unable to make such distributions in amounts sufficient to maintain our status as a RIC, or at all. We also could be forced to sell investments in portfolio companies at less than their fair value in order to continue making such distributions. However, the indentures place significant restrictions on the Securitization Issuers’ ability to sell investments. As a result, there may be times or circumstances during which the Securitization Issuers are unable to sell investments or take other actions that might be in our best interests.

We may incur liability to the 2011 Securitization Issuer and to the 2012 Securitization Issuer.

As part of the TICC CLO, we entered into a master loan sale agreement under which we would be required to repurchase any loan (or participation interest therein) which was sold to the 2011 Securitization Issuer in breach of any representation or warranty made by us with respect to such loan on the date such loan was sold. To the extent we fail to satisfy any such repurchase obligation, the trustee may, on behalf of the 2011 Securitization Issuer, bring an action against us to enforce these repurchase obligations. As part of the TICC CLO 2012-1, we entered into a master loan sale agreement under which we may incur liability to the 2012 Securitization Issuer for a breach of any representation or warranty made by us on the closing date with respect to any loan (or participation interest therein) sold to the 2012 Securitization Issuer thereunder.

In connection with our two debt securitization financing transactions, we transferred all of our interests in certain portfolio loans to the 2011 Securitization Issuer and the 2012 Securitization Issuer, respectively. In doing so, we transferred any right we previously had to the payments made on such portfolio loans in exchange for 100% of the residual interests in such securitization issuers. As a result, we face a hightened risk of loss due to the impact of leverage utilized by both the 2011 Securitization Issuer and the 2012 Securitization Issuer, which would have the effect of magnifying the impact on us of a loss on any portfolio loan held by such securitization issuers. In addition, while we serve as the collateral manager for both the 2011 Securitization Issuer and the 2012 Securitization Issuer, which provides us with the authority to enforce payment obligations and loan covenants of the portfolio loans that we transferred to such securitization issuers, we are required to exercise such authority for the interests of the securitization issuers, rather than for our own interests alone.

The structure of the debt securitization financing transactions is intended to prevent, in the event of our bankruptcy or, in the case of the TICC CLO, the bankruptcy of Holdings, the consolidation for purposes of such bankruptcy proceedings of the Securitization Issuers with our operations or, in the case of the TICC CLO, those of Holdings. If the true sale of these assets were not respected in the event of our insolvency, a trustee or debtor-in-possession might reclaim the assets of the Securitization Issuers for our estate. However, in doing so, we would become directly liable for all of the indebtedness then outstanding under the debt securitization financing transactions, which would equal the full amount of debt of the Securitization Issuers reflected on our consolidated balance sheet. In addition, we cannot assure that the recovery in the event we were consolidated with the Securitization Issuers for purposes of any bankruptcy proceeding would exceed the amount to which we would otherwise be entitled as a direct or indirect holder of the Subordinated Notes had we not been consolidated with the Securitization Issuers.

Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

Our ability to grow our business requires a substantial amount of capital, which we may acquire from the following sources:

Senior Securities and Other Indebtedness

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. This requirement of sustaining a 200% asset coverage ratio limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt. Further additional debt financing may not be available on favorable terms, if at all, or may be restricted by the terms of our debt facilities. If we are unable to incur additional debt, we may be required to raise additional equity at a time when it may be disadvantageous to do so.

As a result of the issuance of senior securities, including preferred stock and debt securities, we are exposed to typical risks associated with leverage, including an increased risk of loss and an increase in expenses, which are ultimately borne by our common stockholders. Because we may incur leverage to make investments, a decrease in the value of our investments would have a greater negative impact on the value of our common stock. When we issue debt securities or preferred stock, it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. In addition, such securities may be rated by rating agencies, and in obtaining a rating for such securities, we may be required to abide by operating and investment guidelines that could further restrict our operating flexibility.

On August 10, 2011, we completed a $225,000,000 debt securitization financing transaction. The notes were issued by a newly formed special purpose vehicle in which our wholly-owned subsidiary owns all of the equity. The notes have an initial face amount of $101,250,000, are rated AAA/Aaa by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., respectively, and bear interest, after the effective date, at three-month LIBOR plus 2.25% (prior to the effective date, the Class A Notes bear interest at five-month LIBOR plus 2.25%). The notes have a stated maturity date of July 25, 2021 and are subject to a three year non-call period. TICC CLO has a three year reinvestment period.

On August 23, 2012, we completed a $160,000,000 CLO transaction. The secured and subordinated notes were issued by TICC CLO 2012-1, which is a newly formed special purpose vehicle that is a wholly-owned subsidiary of TICC. TICC presently owns all of the 2012 Subordinated notes and $3,000,000 of class D-1 notes issued in the CLO transaction. The secured notes of the 2012 Securitization Issuer have an aggregate face amount of $120,000,000 and were issued in four classes. The class A-1 notes have an initial face amount of $88,000,000, are rated AAA(sf)/Aaa(sf) by Standard & Poor’s Ratings Services (S&P) and Moody’s Investors Service, Inc. (Moody’s), respectively, and bear interest at three-month LIBOR plus 1.75%. The class B-1 notes have an initial face amount of $10,000,000, are rated AA(sf)/Aa2(sf) by S&P and Moody’s, respectively, and bear interest at three-month LIBOR plus 3.50%. The class C-1 notes have an initial face amount of $11,500,000, are rated A(sf)/A2(sf) by S&P and Moody’s, respectively, and bear interest at three-month LIBOR plus 4.75%. The class D-1 notes have an initial face amount of $10,500,000, are rated BBB(sf)/Baa2(sf) by S&P and Moody’s, respectively, and will bear interest at three-month LIBOR plus 5.75%. The secured notes of the 2012 Securitization Issuer have a stated maturity date of August 25, 2023 and are subject to a two year non-call period. This CLO has a four year reinvestment period.

On September 26, 2012, we completed a private placement of the Convertible Notes. A total of $105 million aggregate principal amount of the Convertible Notes were issued at the closing. An additional $10 million aggregate principal amount of the Convertible Notes were issued on October 22, 2012 pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Notes. The Convertible Notes are convertible into shares of our common stock based on an initial conversion rate of 87.2448 shares of our common stock per $1,000 principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $11.46 per share of common stock. The conversion price for the Convertible Notes will be reduced for quarterly cash dividends paid to common shares to the extent that the quarterly dividend exceeds $0.29 cents per share, subject to adjustment. The Convertible Notes will bear interest at an annual rate of 7.50%, payable semiannually in arrears on May 1 and November 1 of each year, beginning May 1, 2013. The Convertible Notes bear interest at an annual rate of 7.50%, payable semiannually in arrears on May 1 and November 1 of each year, beginning May 1, 2013. The Convertible Notes mature on November 1, 2017, unless previously converted in accordance with their terms. The Convertible Notes are our general unsecured obligations, rank equally in right of payment with our future senior unsecured debt, and rank senior in right of payment to any potential subordinated debt, should any be issued in the future.

Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio was not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in the best interests of TICC and its stockholders, and our stockholders approve such sale. In certain limited circumstances, pursuant to an SEC staff interpretation, we may also issue shares at a price below net asset value in connection with a transferable rights offering so long as: (1) the offer does not discriminate among stockholders; (2) we use our best efforts to ensure an adequate trading market exists for the rights; and (3) the ratio of the offering does not exceed one new share for each three rights held. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Our Board of Directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Our charter permits our Board of Directors to reclassify any authorized but unissued shares of stock into one or more classes of preferred stock. We are currently authorized to issue up to 100,000,000 shares of common stock, of which 41,312,780 shares are issued and outstanding as of November 1, 2012. In the event our Board of Directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to dividends and liquidation. The cost of any such reclassification would be borne by our existing common stockholders. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by our Board of Directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

A change in interest rates may adversely affect our profitability.

On August 10, 2011, we completed a $225,000,000 debt securitization financing transaction. The notes were issued by a newly formed special purpose vehicle in which our wholly-owned subsidiary owns all of the equity. The notes have an initial face amount of $101,250,000, are rated AAA/Aaa by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., respectively, and bear interest, after the effective date, at three-month LIBOR plus 2.25% (prior to the effective date, the Class A Notes bear interest at five-month LIBOR plus 2.25%). As a result, a portion of our income will depend upon the difference between LIBOR and the interest rate on the debt securities in which we invest.

On August 23, 2012, we completed a $160,000,000 CLO transaction. The secured and subordinated notes were issued by TICC CLO 2012-1, which is a newly formed special purpose vehicle that is a wholly-owned subsidiary of TICC. TICC presently owns all of the 2012 Subordinated notes and $3,000,000 of class D-1 notes issued in the CLO transaction. The secured notes of the 2012 Securitization Issuer have an aggregate face amount of $120,000,000 and were issued in four classes. The class A-1 notes have an initial face amount of $88,000,000, are rated AAA(sf)/Aaa(sf) by Standard & Poor’s Ratings Services (S&P) and Moody’s Investors Service, Inc. (Moody’s), respectively, and bear interest at three-month LIBOR plus 1.75%. The class B-1 notes have an initial face amount of $10,000,000, are rated AA(sf)/Aa2(sf) by S&P and Moody’s, respectively, and bear interest at three-month LIBOR plus 3.50%. The class C-1 notes have an initial face amount of $11,500,000, are rated A(sf)/A2(sf) by S&P and Moody’s, respectively, and bear interest at three-month LIBOR plus 4.75%. The class D-1 notes have an initial face amount of $10,500,000, are rated BBB(sf)/Baa2(sf) by S&P and Moody’s, respectively, and will bear interest at three-month LIBOR plus 5.75%. The secured notes of the 2012 Securitization Issuer have a stated maturity date of August 25, 2023 and are subject to a two year non-call period. This CLO has a four year reinvestment period.

On September 26, 2012, we completed a private placement of the Convertible Notes. A total of $105 million aggregate principal amount of the Convertible Notes were issued at the closing. An additional $10 million aggregate principal amount of the Convertible Notes were issued on October 22, 2012 pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Notes. The Convertible Notes are convertible into shares of our common stock based on an initial conversion rate of 87.2448 shares of our common stock per $1,000 principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $11.46 per share of common stock. The conversion price for the Convertible Notes will be reduced for quarterly cash dividends paid to common shares to the extent that the quarterly dividend exceeds $0.29 cents per share, subject to adjustment. The Convertible Notes will bear interest at an annual rate of 7.50%, payable semiannually in arrears on May 1 and November 1 of each year, beginning May 1, 2013. The Convertible Notes bear interest at an annual rate of 7.50%, payable semiannually in arrears on May 1 and November 1 of each year, beginning May 1, 2013. The Convertible Notes mature on November 1, 2017, unless previously converted in accordance with their terms. The Convertible Notes are our general unsecured obligations, rank equally in right of payment with our future senior unsecured debt, and rank senior in right of payment to any potential subordinated debt, should any be issued in the future.

Currently, only three of the debt investments in our investment portfolio are at a fixed rate, while the others are at variable rates. Although we have not done so in the past, we may in the future choose to hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise if we choose to employ hedging strategies in the future.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC for federal income tax purposes.

To remain entitled to the tax benefits accorded to RICs under the Code, we must meet certain income source, asset diversification and annual distribution requirements. In order to qualify as a RIC, we must derive each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to obtain cash from other sources, we may fail to qualify for special tax treatment as a RIC and, thus, may be subject to corporate-level income tax on all of our income.

To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

Our investments in CLOs may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receive cash distributions related to such income.

We have purchased and may in the future purchase residual or subordinated interests in CLOs that are treated for U.S. federal income tax purposes as shares in a “passive foreign investment company” (a “PFIC”). If we acquire shares in a PFIC (including equity tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFICs income for each year regardless of whether we receive any distributions from such PFICs. We must nonetheless distribute such income to maintain our status as a RIC.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO treated as CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC status regardless of whether or not the CFC makes an actual distribution during such year.

If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

The CLOs in which we invest may be subject to withholding tax if they fail to comply with certain reporting requirements.

Legislation enacted in 2010 and Internal Revenue Service guidance impose a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2014, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

We may choose to pay dividends in our own common stock, in which case, our stockholders may be required to pay federal income taxes in excess of the cash dividends they receive.

We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. In addition, we may be required to accrue for federal income tax purposes amounts attributable to our investment in CLOs that may differ from the distributions received in respect of such investments. We also may be required to include in income certain other amounts that we will not receive in cash.

Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital, reduce new investments or make taxable distributions of our stock or debt securities to meet that distribution requirement. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level income tax.

In addition, original issue discount income for certain portfolio investments may or may not be included as a factor in the determination of the fair value of such investments.

There are significant potential conflicts of interest between TICC and our management team.

In the course of our investing activities, we pay management and incentive fees to TICC Management, and reimburse BDC Partners for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. As a result of this arrangement, there may be times when the management team of TICC Management has interests that differ from those of our stockholders, giving rise to a conflict.

TICC Management receives a quarterly incentive fee based, in part, on our “Pre-Incentive Fee Net Investment Income,” if any, for the immediately preceding calendar quarter. This incentive fee is subject to a quarterly hurdle rate before providing an incentive fee return to TICC Management. To the extent we or TICC Management are able to exert influence over our portfolio companies, the quarterly pre-incentive fee may provide TICC Management with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another.

In addition, our executive officers and directors, and the executive officers of TICC Management, and its managing member, BDC Partners, serve or may serve as officers and directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Charles M. Royce, the non-executive Chairman of our Board of Directors, holds a minority, non-controlling interest in our investment adviser. BDC Partners is the managing member of Oxford Gate Capital, LLC, a private fund in which Messrs. Cohen, Rosenthal and Conroy, along with certain investment and administrative personnel of TICC Management, are invested.

Messrs. Cohen and Rosenthal also currently serve as Chief Executive Officer and President, respectively, for T2 Advisers, LLC, the investment adviser to Greenwich Loan Income Fund Limited (f/k/a T2 Income Fund Limited) (“GLIF”), a Guernsey fund investing in syndicated loans across a variety of industries globally. BDC Partners is the managing member of T2 Advisers, LLC. Further, Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, of Oxford Lane Capital Corp., a non-diversified closed-end management investment company that currently invests primarily in CLO debt and equity tranches, and its investment adviser, Oxford Lane Management. BDC Partners provides Oxford Lane Capital Corp. with office facilities and administrative services pursuant to an administration agreement and also serves as the managing member of Oxford Lane Management. In addition, Patrick F. Conroy, the Chief Financial Officer, Chief Compliance Officer and Corporate Secretary of TICC Management, BDC Partners and TICC, serves in the same capacities for Oxford Lane Capital Corp. and Oxford Lane Management and also serves as the Chief Financial Officer of GLIF and as the Chief Financial Officer, Chief Compliance Officer and Treasurer of T2 Advisers, LLC. Because of these possible conflicts of interest, these individuals may direct potential business and investment opportunities to other entities rather than to us or such individuals may undertake or otherwise engage in activities or conduct on behalf of such other entities that is not in, or which may be adverse to, our best interests.

BDC Partners has adopted a written policy with respect to the allocation of investment opportunities among TICC, Oxford Lane Capital Corp., Greenwich Loan Income Fund Limited and Oxford Gate Capital, LLC in view of the potential conflicts of interest raised by the relationships described above.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ Global Select Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business. In particular, legislative initiatives relating to climate change, healthcare reform and similar public policy matters may impact the portfolio companies in which we invest to the extent they operate in industries that may be subject to such changes.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Business — Regulation as a Business Development Company.”

We believe that most of our portfolio investments will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

Risks Related to Our Investments

Our investment portfolio may be concentrated in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities that we hold or if the sectors in which we invest experience a market downturn.

A consequence of our limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few issuers. On December 3, 2007, we changed our name from Technology Investment Capital Corp. to TICC Capital Corp. While we have historically focused on the technology sector, we expect to actively seek new investment opportunities outside this sector that otherwise meet our investment criteria. As a result, a market downturn, including a downturn in the sectors in which we invest, could materially adversely affect us.

Most of our debt investments will not fully amortize during their lifetime, which may subject us to the risk of loss of our principal in the event a portfolio company is unable to repay us prior to maturity.

Most of our debt investments are not structured to fully amortize during their lifetime. Accordingly, if a portfolio company has not previously pre-paid its debt investment to us, a significant portion of the principal amount due on such a debt investment may be due at maturity. In order to create liquidity to pay the final principal payment, a portfolio company typically must raise additional capital. If they are unable to raise sufficient funds to repay us, the debt investment may go into default, which may compel us to foreclose on the borrower’s assets, even if the debt investment was otherwise performing prior to maturity. This may deprive us from immediately obtaining full recovery on the debt investment and may prevent or delay the reinvestment of the investment proceeds in other, possibly more profitable investments.

The sectors in which we invest are subject to many risks, including volatility, intense competition, decreasing life cycles and periodic downturns which could result in a heightened risk of loss on your investment.

We invest in companies which may have relatively short operating histories. The revenues, income (or losses) and valuations of these companies can and often do fluctuate suddenly and dramatically. Also, the technology-related sector, on which we have historically focused, in particular, is generally characterized by abrupt business cycles and intense competition. The recent cyclical economic downturn has resulted in substantial decreases in the market capitalization of many companies. While such valuations have recovered to some extent, we can offer no assurance that such decreases in market capitalizations will not recur, or that any future decreases in valuations will be insubstantial or temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than companies in other industry sectors.

In addition, because of rapid technological change, the average selling prices of products and some services provided by the technology-related sector, on which we have historically focused, have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by some of our portfolio companies may decrease over time, which could adversely affect their operating results and their ability to meet their obligations under their debt securities, as well as the value of any equity securities, that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.

Our investments in the companies that we target may be extremely risky and we could lose all or part of our investments.

Although a prospective portfolio company’s assets are one component of our analysis when determining whether to provide debt capital, we generally do not base investment decisions primarily on the liquidation value of a company’s balance sheet assets. Instead, given the nature of the companies that we invest in, we also review the company’s historical and projected cash flows, equity capital and “soft” assets, including intellectual property (patented and non-patented), databases, business relationships (both contractual and non-contractual) and the like. Accordingly, considerably higher levels of overall risk will likely be associated with our portfolio compared with that of a traditional asset-based lender whose security consists primarily of receivables, inventories, equipment and other tangible assets. Interest rates payable by our portfolio companies may not compensate for these additional risks, any of which could cause us to lose part or all of our investment.

Specifically, investment in certain of the companies that we are invested in involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any value from the liquidation of such collateral;
•	they may have limited operating histories, narrower product lines and smaller market shares than larger businesses, which may tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	because many of them tend to be privately owned, there is generally little publicly available information about these businesses; therefore, although TICC Management’s agents will perform “due diligence” investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses;
•	some of these companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	some of these companies may have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and
•	many of these companies may be more susceptible to economic recessions or downturns than other better capitalized companies that operate in less capital intensive industries.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance” to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

Our failure to make follow-on investments in our portfolio companies could impair the value of our investment portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (iii) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

Our incentive fee may induce TICC Management to use leverage and to make speculative investments.

The incentive fee payable by us to TICC Management may create an incentive for TICC Management to use leverage and to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee on “Pre-Incentive Fee Net Investment Income” is determined, which is calculated as a percentage of the return on invested capital, may encourage TICC Management to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Similarly, because TICC Management may also receive an incentive fee based, in part, upon the capital gains realized on our investments, the investment adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during an economic downturn.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest primarily in senior debt securities, but may also invest in subordinated debt securities, issued by our portfolio companies. In some cases, portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligations to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we will not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such companies, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not best serve our interests as debt investors.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by the managements of our portfolio companies that could decrease the value of our investments.

Although we have taken and may in the future take controlling equity positions in our portfolio companies from time to time, we generally do not do so. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

Our investments in CLO vehicles may be riskier and less transparent than direct investments in portfolio companies.

From time to time we have invested and may in the future invest in debt and residual value interests of CLO vehicles. Generally, there may be less information available to us regarding the underlying debt investments held by such CLOs than if we had invested directly in the underlying companies. Our CLO investments will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of debt holders senior to us in such CLOs.

Some instruments issued by CLO vehicles may not be readily marketable and may be subject to restrictions on resale. Securities issued by CLO vehicles are generally not listed on any U.S. national securities exchange and no active trading market may exist for the securities of CLO vehicles in which we may invest. Although a secondary market may exist for our investments in CLO vehicles, the market for our investments in CLO vehicles may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value.

Failure by a CLO vehicle in which we are invested to satisfy certain tests will harm our operating results.

The failure by a CLO vehicle in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect or if the market price fluctuates significantly in such illiquid investments.

Up to 30% of our portfolio may consist of equity and junior debt investments in CLO vehicles, which involves a number of significant risks. CLO vehicles that we invest in are typically very highly levered (10-14 times), and therefore, the junior debt and equity tranches that we invest in are subject to a higher degree of risk of total loss. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles. We will generally have the right to receive payments only from the CLO vehicles, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles we have and continue to target generally enable the investor to acquire interests in a pool of leveraged corporate loans without the expenses associated with directly holding the same investments, when we invest in an equity tranche of a CLO vehicle we will generally pay a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

The interests we intend to acquire in CLO vehicles will likely be thinly traded or have only a limited trading market. CLO vehicles are typically privately offered and sold, even in the secondary market. As a result, investments in CLO vehicles may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that our investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results.

Investments in structured vehicles, including equity and junior debt instruments issued by CLO vehicles, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying leveraged corporate loans held by a CLO vehicle may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we intend to invest, are less liquid than many other types of securities and may be more volatile than the leveraged corporate loans underlying the CLO vehicles we intend to target. Fluctuations in interest rates may also cause payments on the tranches of CLO vehicles that we hold to be reduced, either temporarily or permanently.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy involves investments in securities issued by foreign entities, including foreign CLO vehicles. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issues. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we, and the CLO vehicles in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions. In addition, the underlying companies of the CLO vehicles in which we invest may be foreign, which may create greater exposure for us to foreign economic developments.

Although we expect that most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

Risks Related to an Investment in Our Securities

Our common stock price may be volatile.

The trading price of our common stock may fluctuate substantially depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;
•	significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;
•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;
•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;
•	general economic conditions and trends;
•	loss of a major funding source; or
•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Our shares of common stock have traded at a discount from net asset value and may do so in the future.

Shares of closed-end investment companies have frequently traded at a market price that is less than the net asset value that is attributable to those shares. In part as a result of adverse economic conditions and increasing pressure within the financial sector of which we are a part, our common stock consistently traded below our net asset value per share throughout 2009 and during some periods in 2010, 2011 and 2012. Our common stock could trade at a discount to net asset value at any time in the future. The possibility that our shares of common stock may trade at a discount from net asset value over the long term is separate and distinct from the risk that our net asset value will decrease. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted. Our net asset value may also decline over time if our principal recovery with respect to CLO equity investments is less than the price that we paid for those investments.

You may not receive dividends or our dividends may decline or may not grow over time.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In particular, our future dividends are dependent upon the investment income we receive on our portfolio investments, including our higher-yielding CLO equity investments. To the extent such investment income, including income from our CLO equity investments (which we expect to decline as those vehicles de-leverage after the end of their respective re-investment periods), declines or if we transition our portfolio into lower-yielding investments, our ability to pay future dividends may be harmed.

We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.

We will have significant flexibility in applying the proceeds of any offering made pursuant to this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering.

In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of the common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of our Board of Directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our Board of Directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, if any, or the terms of our credit facilities, if any, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about TICC, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;
•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;
•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;
•	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the “Securities Act.”

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include investments in corporate debt and equity securities and investments in structured finance vehicles. Because our primary business is to originate loans and make investments in non-public small- to medium-sized companies, we are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We estimate that it will take up to six months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurance that we will be able to achieve this goal.

Pending these uses, we will invest such net proceeds primarily in cash, cash equivalents, and U.S. government securities and other high-quality debt investments that mature in one year or less, which are consistent with maintaining our election as a RIC. These temporary investments are expected to provide a lower net return than we hope to achieve from our target investments. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Select Market under the symbol “TICC.” The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year, the net asset value (“NAV”) per share of our common stock, the high and low intraday sales prices for our common stock, such sales prices as a percentage of NAV per share and quarterly distributions per share.

	NAV(1)	Price Range		Premium or (Discount) of High Sales Price to NAV(2)	Premium or (Discount) of Low Sales Price to NAV(2)	Cash Distributions Per Share(3)
		High	Low
Fiscal 2012
Fourth Quarter (through November 1, 2012)	*	$10.57	$9.89	*	*	*
Third Quarter	*	$11.09	$9.47	*	*	$0.29
Second Quarter	$9.47	$9.90	$8.50	5%	(10)%	$0.27
First Quarter	$9.50	$10.65	$8.61	12%	(9)%	$0.27
Fiscal 2011
Fourth Quarter	$9.30	$9.24	$7.07	(1)%	(24)%	$0.25
Third Quarter	$9.34	$10.04	$7.71	7%	(17)%	$0.25
Second Quarter	$9.85	$11.75	$9.17	19%	(7)%	$0.25
First Quarter	$9.97	$13.11	$9.43	31%	(5)%	$0.24
Fiscal 2010
Fourth Quarter	$9.85	$11.62	$9.90	18%	1%	$0.24
Third Quarter	$9.27	$10.70	$7.88	15%	(15)%	$0.22
Second Quarter	$9.03	$8.70	$6.50	(4)%	(28)%	$0.20
First Quarter	$8.87	$7.05	$5.62	(21)%	(37)%	$0.15

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low intraday sales price divided by NAV.
(3)	Represents the cash distribution declared in the specified quarter.
*	Not determinable as of the date of this prospectus.

On November 1, 2012, the last reported sales price of our common stock was $10.31 per share. As of November 1, 2012, we had 170 stockholders of record.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. Since 2008 through the third quarter of 2012, our shares of common stock have traded both at a premium and a discount to the net assets attributable to those shares. As of November 1, 2012, our shares of common stock traded at a premium equal to approximately 8.9% of the net assets attributable to those shares based upon our net asset value as of June 30, 2012. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

We currently intend to distribute a minimum of 90% of our ordinary income and net realized short-term capital gains in excess of realized net long-term capital losses, if any, on a quarterly basis to our stockholders. The amount of our quarterly dividends is determined by our Board of Directors. To the extent our taxable earnings for any fiscal year fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. There can be no assurance that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment. Our ability to make distributions is limited by the asset coverage requirements under the 1940 Act. For a more detailed discussion, see “Regulation as a Business Development Company.”

We have adopted a dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you opt out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan.

MANAGEMENT DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” appearing elsewhere in this prospectus.

OVERVIEW

Our investment objective is to maximize our portfolio’s total return. Our primary focus is to seek current income by investing in corporate debt securities. We have also invested and may continue to invest in structured finance investments, including CLO vehicles, which own debt securities. We may also invest in publicly traded debt and/or equity securities. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company under the 1940 Act. We have elected to be treated for tax purposes as a RIC under the Code, beginning with our 2003 taxable year.

Our investment activities are managed by TICC Management, a registered investment adviser under the Investment Advisers Act of 1940, as amended. TICC Management is owned by BDC Partners, its managing member, and Charles M. Royce, our non-executive Chairman, who holds a minority, non-controlling interest in TICC Management. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, are the members of BDC Partners. Under the Investment Advisory Agreement, we have agreed to pay TICC Management an annual base fee calculated on gross assets, and an incentive fee based upon our performance. Under the Administration Agreement, we have agreed to pay or reimburse BDC Partners, as administrator, for certain expenses incurred in operating TICC. Our executive officers and directors, and the executive officers of TICC Management and BDC Partners, serve or may serve as officers and directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For more information, see “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest, which could impact our investment returns.”

On August 10, 2011, the Company completed a $225.0 million debt securitization financing transaction. The Class A Notes offered in the debt securitization were issued by TICC CLO, a subsidiary of Holdings, a direct subsidiary of TICC, and the notes are secured by the assets held by the Securitization Issuer. The securitization was executed through a private placement of $101.25 million of Aaa/AAA Class A Notes of the 2011 Securitization Issuer. Holdings retained all of the 2011 Subordinated Notes, which totaled $123.75 million, and retained all the membership interests in the 2011 Securitization Issuer.

On August 23, 2012, we completed a $160,000,000 CLO transaction. The secured and subordinated notes were issued by TICC CLO 2012-1, which is a newly formed special purpose vehicle that is a wholly-owned subsidiary of TICC. TICC presently owns all of the 2012 Subordinated notes and $3,000,000 of class D-1 notes issued in the CLO transaction. The secured notes of the 2012 Securitization Issuer have an aggregate face amount of $120,000,000 and were issued in four classes. The class A-1 notes have an initial face amount of $88,000,000, are rated AAA(sf)/Aaa(sf) by Standard & Poor’s Ratings Services (S&P) and Moody’s Investors Service, Inc. (Moody’s), respectively, and bear interest at three-month LIBOR plus 1.75%. The class B-1 notes have an initial face amount of $10,000,000, are rated AA(sf)/Aa2(sf) by S&P and Moody’s, respectively, and bear interest at three-month LIBOR plus 3.50%. The class C-1 notes have an initial face amount of $11,500,000, are rated A(sf)/A2(sf) by S&P and Moody’s, respectively, and bear interest at three-month LIBOR plus 4.75%. The class D-1 notes have an initial face amount of $10,500,000, are rated BBB(sf)/Baa2(sf) by S&P and Moody’s, respectively, and will bear interest at three-month LIBOR plus 5.75%. The secured notes of the 2012 Securitization Issuer have a stated maturity date of August 25, 2023 and are subject to a two year non-call period. This CLO has a four year reinvestment period.

On September 26, 2012, we completed a private placement of the Convertible Notes. A total of $105 million aggregate principal amount of the Convertible Notes were issued at the closing. An additional $10 million aggregate principal amount of the Convertible Notes were issued on October 22, 2012 pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Notes. The Convertible Notes are convertible into shares of our common stock based on an initial conversion rate of 87.2448 shares of our common stock per $1,000 principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $11.46 per share of common stock. The conversion price for the Convertible Notes will be reduced for quarterly cash dividends paid to common shares to the extent that the quarterly dividend exceeds $0.29 cents per share, subject to adjustment. The Convertible Notes will bear interest at an annual rate of 7.50%, payable semiannually in arrears on May 1 and November 1 of each year, beginning May 1, 2013. The Convertible Notes bear interest at an annual rate of 7.50%, payable semiannually in arrears on May 1 and November 1 of each year, beginning May 1, 2013. The Convertible Notes mature on November 1, 2017, unless previously converted in accordance with their terms. The Convertible Notes are our general unsecured obligations, rank equally in right of payment with our future senior unsecured debt, and rank senior in right of payment to any potential subordinated debt, should any be issued in the future.

While the structure of our investments will vary, and while we invest across a wide range of different industries, we have historically overweighted our investments in the debt of technology-related companies. We seek to invest in entities that, as a general matter, have been operating for at least one year prior to the date of our investment and that will, at the time of our investment, have employees and revenues, and are cash flow positive. Many of these companies will have financial backing provided by private equity or venture capital funds or other financial or strategic sponsors at the time we make an investment. The types of portfolio companies in which we invest, however, will generally be considered below investment grade.

We generally expect to invest between $5 million and $25 million in each of our portfolio companies, although this investment size may vary proportionately as the size of our capital base changes and market conditions warrant, and accrue interest at fixed or variable rates. We expect that our investment portfolio will be diversified among a large number of investments with few investments, if any, exceeding 5% of the total portfolio. As of June 30, 2012, our debt investments had stated interest rates of between 3.82% and 15.75% (excluding our investment in GenuTec Business Solutions, Inc. which carries a zero interest rate through October 30, 2014) and maturity dates of between 6 and 124 months. In addition, our total portfolio had a weighted average yield on debt investments of approximately 11.2% including GenuTec Business Solutions, Inc.

Our loans may carry a provision for deferral of some or all of the interest payments and amendment fees, which will be added to the principal amount of the loan. This form of deferred income is referred to as “payment-in-kind,” or “PIK,” interest or other income and, when earned, is recorded as interest or other income and an increase in the principal amount of the loan. For the quarter ended June 30, 2012, we recognized approximately $3.4 million of PIK fee income associated with our investment in American Integration Technologies, LLC, and approximately $600,000 from PIK interest and dividend income associated with our investments in Pegasus Solutions, Inc., Merrill Communications, LLC., and Shearers Food, Inc., compared to PIK interest of approximately $773,000 for the quarter ended June 30, 2011. The increase in the aggregate amount of PIK income that we recognized for the quarter ended June 30, 2012 compared to the quarter ended June 30, 2011 is primarily due to PIK fee income associated with the payoff of our investment in American Integration Technologies, LLC. In the event we recognize deferred loan interest income in excess of our available capital as a result of our receipt of PIK income, we may be required to liquidate assets in order to pay a portion of the incentive fee due to TICC Management.

We have historically and may continue to borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to TICC Management, will be borne by our common stockholders.

In addition, as a BDC under the 1940 Act, we are required to make available significant managerial assistance, for which we may receive fees, to our portfolio companies. These fees would be generally non-recurring, however in some instances they may have a recurring component. We have received no fee income for managerial assistance to date.

Prior to making an investment, we may enter into a non-binding term sheet with the potential portfolio company. These term sheets are generally subject to a number of conditions, including but not limited to the satisfactory completion of our due diligence investigations of the company’s business and legal documentation for the loan.

To the extent possible, our loans will be collateralized by a security interest in the borrower’s assets or guaranteed by a principal to the transaction. Interest payments, if not deferred, are normally payable quarterly with most debt investments having scheduled principal payments on a monthly or quarterly basis. When we receive a warrant to purchase stock in a portfolio company, the warrant will typically have a nominal strike price, and will entitle us to purchase a modest percentage of the borrower’s stock.

During the quarter ended June 30, 2012, we closed approximately $62.1 million in portfolio investments, including additional investments of approximately $26.2 million in existing portfolio companies and approximately $35.9 million in new portfolio companies. During the quarter ended June 30, 2012, we recognized a total of $66.2 million from principal repayments on debt investments, and we recognized approximately $2.5 million from the sale of portfolio investments. We realized net gains on investments during the quarter ended June 30, 2012 in the amount of approximately $1.5 million. For the quarter ended June 30, 2012, we had net unrealized depreciation of approximately $7.3 million.

Based upon the fair value determinations made in good faith by the Board of Directors, during the quarter ended June 30, 2012, we had net unrealized depreciation of approximately $7.3 million, comprised of $2.9 million in gross unrealized appreciation, $9.8 million in gross unrealized depreciation and approximately $0.4 million relating to the reversal of prior period net unrealized appreciation as an investment was realized. The most significant changes in net unrealized appreciation and depreciation during the quarter ended June 30, 2012 were as follows (in millions):

Portfolio Company	Unrealized appreciation (depreciation)
SourceHOV, LLC	$0.7
Sargas CLO 2006 -1A	0.6
Power Tools, Inc.	0.4
GSC 2007-8X CLO	0.3
Lightpoint CLO 2005-3X	(0.3)
Stone Tower CLO LTD 2007 7X	(0.3)
ACA CLO 2006-2, Limited	(0.4)
Integra Telecom Holdings, Inc.	(0.7)
Pegasus Solutions, Inc.	(1.1)
Merrill Communications, LLC	(1.8)
Net all other	(4.7)
Total	$(7.3)

For the quarter ended June 30, 2011, we recorded net realized gains on investments of approximately $0.7 million, which represents the gain realized on the repayment of our investment in Prodigy Health Group.

Based upon the fair value determinations made in good faith by the Board of Directors, during the quarter ended June 30, 2011, we had net unrealized depreciation of approximately $6.0 million, comprised of $1.9 million in gross unrealized appreciation, $7.1 million in gross unrealized depreciation and approximately $0.8 million relating to the reversal of prior period net unrealized appreciation as certain investments were realized. The most significant changes in net unrealized appreciation and depreciation during the quarter ended June 30, 2011 were as follows (in millions):

Portfolio Company	Unrealized appreciation (depreciation)
American Integration Technologies, LLC	$0.9
Pegasus Solutions, Inc	0.4
Lightpoint CLO 2007-8a	(0.3)
Ocean Trails CLO II 2007-2a-d	(0.3)
Harbourview – 2006A CLO Equity	(0.4)
Hewetts Island CDO III 2005-1A D	(0.5)
Hewetts Island CDO IV 2006-4	(0.6)
Sargas CLO 2006-1A	(0.8)
Prodigy Health Group	(0.8)
Integra Telecom Holdings, Inc	(1.0)
Net all other	(2.6)
Total	$(6.0)

Current Market and Economic Conditions

Current market conditions appear generally stable. During 2011 and through the quarter ended June 30, 2012, we saw much less severe price volatility for corporate loans (compared with the prior three year period), consistent with many other parts of the debt and equity markets. During 2012, the market for new investments has become more competitive and yields have generally decreased. We expect the market for new investments to remain competitive through the remainder of 2012. In view of the above circumstances, we continue to invest in syndicated and larger middle-market loans, and, opportunistically, in certain structured finance investments, including collateralized loan obligation investment vehicles, and continue to be active in those markets.

PORTFOLIO COMPOSITION AND INVESTMENT ACTIVITY

The total fair value of our investment portfolio was approximately $439.2 million and $391.5 million as of June 30, 2012 and December 31, 2011, respectively. The increase in investments during the six month period was due primarily to new investments of approximately $119.6 million and net unrealized appreciation of approximately $1.3 million. These increases were partially offset by debt repayments and sales of securities totaling approximately $82.1 million.

In certain instances, we receive payments based on scheduled amortization of the outstanding balances and sales of portfolio investments. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. For the quarter ended June 30, 2012, we recognized approximately $2.5 million from the sales of our debt investment in Diversified Machine, Inc. ($2.0 million) and our equity investment in warrants issued by Power Tools, Inc. ($0.5 million), whereas for the year ended December 31, 2011, we recognized proceeds of approximately $11.3 million from the sales of securities. Also, during the quarter ended June 30, 2012, we had repayments and amortization payments of approximately $66.2 million, whereas, for the year ended December 31, 2011, we had repayments and amortization payments of approximately $107.9 million.

As of June 30, 2012, we had investments in debt securities of, or loans to, 71 portfolio companies, with a fair value of approximately $374.0 million, and equity investments in 22 portfolio companies, with a fair value of approximately $65.2 million. As of December 31, 2011, we had investments in debt securities of, or loans to, 69 portfolio companies, with a fair value of approximately $345.8 million, and equity investments in 21 portfolio companies, with a fair value of approximately $45.7 million.

A reconciliation of the investment portfolio for the six months ended June 30, 2012 and the year ended December 31, 2011 follows:

	June 30, 2012	December 31, 2011
	(dollars in millions)	(dollars in millions)
Beginning Investment Portfolio	$391.5	$247.5
Portfolio Investments Acquired	119.6	272.5
Debt repayments	(70.6)	(107.9)
Sales of securities	(11.5)	(11.3)
Payment in Kind	4.2	1.5
Original Issue Discount	2.9	5.0
Net Unrealized Appreciation (Depreciation)	1.3	(19.4)
Net Realized Gains	1.8	3.6
	$439.2	$391.5

The following table indicates the quarterly portfolio investment activity for the past six quarters:

	New Investments	Debt Repayments	Sales of Securities
Quarter ended	(dollars in millions)	(dollars in millions)	(dollars in millions)
June 30, 2012	$62.1	$66.2	$2.5
March 31, 2012	57.5	4.4	9.0
Total	$119.6	$70.6	$11.5
December 31, 2011	$60.3	$28.5	$2.9
September 30, 2011	81.0	9.0	—
June 30, 2011	30.6	12.6	—
March 31, 2011	100.6	57.8	8.4
Total	$272.5	$107.9	$11.3

The following table shows the fair value of our portfolio of investments by asset class as of June 30, 2012 and December 31, 2011:

	June 30, 2012		December 31, 2011
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(dollars in millions)		(dollars in millions)
Senior Secured Notes	$300.8	68.5%	$289.9	74.1%
CLO Debt	68.8	15.6%	51.0	13.0%
CLO Equity	58.9	13.4%	39.3	10.0%
Subordinated Notes	4.4	1.0%	4.9	1.3%
Common Stock	4.2	1.0%	3.1	0.8%
Preferred Shares	1.8	0.4%	2.5	0.6%
Warrants	0.3	0.1%	0.8	0.2%
Total	$439.2	100.0%	$391.5	100.0%

The following table shows our portfolio of investments by industry at fair value, as of June 30, 2012 and December 31, 2011:

	June 30, 2012		December 31, 2011
	Investments at Fair Value	Percentage of Fair Value	Investments at Fair Value	Percentage of Fair Value
	(dollars in millions)		(dollars in millions)
Structured finance	$127.7	29.1%	$90.2	23.0%
Software	37.5	8.6%	42.5	10.9%
Telecommunication services	35.1	8.0%	32.6	8.3%
Business services	30.5	7.0%	29.4	7.5%
Enterprise software	27.3	6.2%	18.9	4.8%
Healthcare	24.4	5.5%	28.1	7.2%
Semiconductor capital equipment	22.6	5.2%	22.6	5.8%
Retail	21.7	4.9%	18.8	4.8%
Financial intermediaries	17.7	4.0%	11.6	3.0%
Web hosting	16.6	3.8%	14.5	3.7%
Education	13.5	3.1%	8.7	2.2%
Auto parts manufacturer	12.0	2.7%	9.4	2.4%
Printing and publishing	11.6	2.6%	14.7	3.8%
IT consulting	9.6	2.2%	9.6	2.5%
Computer hardware	8.4	1.9%	10.1	2.6%
Advertising	5.8	1.3%	7.6	1.9%
Packaging and glass	5.0	1.1%	4.9	1.3%
Building and development	4.9	1.1%	4.9	1.2%
Food products manufacturer	3.9	0.9%	4.0	1.0%
Utilities	2.5	0.6%	0.0	0.0%
IT value-added reseller	0.9	0.2%	1.5	0.4%
Cable/satellite television	0.0	0.0%	4.9	1.2%
Interactive voice messaging services	0.0	0.0%	2.0	0.5%
Total	$439.2	100.0%	$391.5	100.0%

PORTFOLIO GRADING

We have adopted a credit grading system to monitor the quality of our debt investment portfolio. As of June 30, 2012 and December 31, 2011, our portfolio had a weighted average grade of 2.1 and 2.2, respectively, based upon the fair value of the debt investments in the portfolio. Equity securities are not graded.

At June 30, 2012, and December 31, 2011, our debt investment portfolio was graded as follows:

		June 30, 2012
Grade	Summary Description	Principal Value	Percentage of Total Portfolio	Portfolio at Fair Value	Percentage of Total Portfolio
		(dollars in millions)		(dollars in millions)
1	Company is ahead of expectations and/or outperforming financial covenant requirements and such trend is expected to continue	$5.9	1.4%	$5.8	1.5%
2	Full repayment of principal and interest is expected	343.6	82.4%	311.4	83.3%
3	Closer monitoring is required. Full repayment of principal and interest is expected	64.2	15.4%	56.8	15.2%
4	A reduction of interest income has occurred or is expected to occur. No loss of principal is expected	—	0.0%	—	0.0%
5	A loss of some portion of principal is expected	3.5	0.8%	—	0.0%
		$417.2	100.0%	$374.0	100.0%

		December 31, 2011
Grade	Summary Description	Principal Value	Percentage of Total Portfolio	Portfolio at Fair Value	Percentage of Total Portfolio
		(dollars in millions)		(dollars in millions)
1	Company is ahead of expectations and/or outperforming financial covenant requirements and such trend is expected to continue	$13.2	3.4%	$13.1	3.8%
2	Full repayment of principal and interest is expected	301.9	78.3%	267.1	77.2%
3	Closer monitoring is required. Full repayment of principal and interest is expected	67.2	17.4%	63.6	18.4%
4	A reduction of interest income has occurred or is expected to occur. No loss of principal is expected	—	0.0%	—	0.0%
5	A loss of some portion of principal is expected	3.5	0.9%	2.0	0.6%
		$385.8	100.0%	$345.8	100.0%

We expect that a portion of our investments will be in the grades 3, 4 or 5 categories from time to time, and, as such, we will be required to work with troubled portfolio companies to improve their business and protect our investment. The number and amount of investments included in grades 3, 4 or 5 may fluctuate from period to period.

Further discussion regarding the other investments which experienced significant unrealized depreciation is presented in “Results of Operations.”

RESULTS OF OPERATIONS

Set forth below is a comparison of our results of operations for the three and six months ended June 30, 2012 and 2011, and the years ended December 31, 2011, 2010 and 2009.

Comparison of the three months ended June 30, 2012 to the three months ended June 30, 2011

Investment Income

As of June 30, 2012, our debt investments had stated interest rates of between 3.82% and 15.75% (excluding our investment in GenuTec Business Solutions, Inc. which carries a zero interest rate through October 30, 2014) and maturity dates of between 6 and 124 months. In addition, our total portfolio had a weighted average yield on debt investments of approximately 11.2% including GenuTec Business Solutions, Inc., compared with 12.9% as of June 30, 2011.

Investment income for the three months ended June 30, 2012 was approximately $20.5 million compared to approximately $11.1 million for the three months ended June 30, 2011. This increase was due in part to a one-time fee of approximately $3.4 million associated with our investment in American Integration Technologies, LLC (“AIT”), as well as an increase in the amount of performing assets in the portfolio and distributions from the equity interests in our CLO vehicle investments. The total principal value of income producing debt investments as of June 30, 2012 and June 30, 2011 was approximately $413.7 million and $285.9 million, respectively. For the quarter ended June 30, 2012, investment income consisted of approximately $7.5 million in cash interest from portfolio investments, approximately $1.5 million in amortization of original issue and market discount, approximately $437,000 of discount income derived from unscheduled principal cash remittances at par on discounted debt securities, approximately $6.4 million in distributions from the equity interest in securitized vehicle investments and an equity investment, as well as approximately $0.6 million in PIK interest income.

For the quarter ended June 30, 2012, fee income of approximately $4.1 million was recorded, compared to fee income of approximately $287,000 for the quarter ended June 30, 2011. Fee income consists of non-recurring fees in connection with our investments in portfolio companies, including commitment fees, origination fees and amendment fees. During the quarter ended June 30, 2012, we recorded approximately $3.4 million of PIK fee income in association with our investment in AIT.

Operating Expenses

Total expenses for the quarter ended June 30, 2012 were $5.4 million, which includes the reduction of the accrued capital gains incentive fee of approximately $1.2 million.

Expenses before incentive fees, for the quarter ended June 30, 2012, were approximately $4.4 million. This amount consisted of investment advisory fees, interest expense and other debt financing expenses, professional fees, compensation expense, and general and administrative expenses. Expenses before incentive fees increased approximately $2.0 million from the quarter ended June 30, 2011, attributable primarily to higher investment advisory fees (consisting of the base management fee), interest expense associated with the senior notes issued under our collateralized loan obligation transaction as well as increased professional fees associated with our legal and audit expenses. Expenses before incentive fees for the quarter ended June 30, 2011 were approximately $2.4 million.

The investment advisory fee for the second quarter of 2012 was approximately $2.5 million, representing the base fee as provided for in the Investment Advisory Agreement. The investment advisory fee in the comparable period in 2011 was approximately $1.7 million. The increase of approximately $789,000 is due to an increase in average gross assets. At each of June 30, 2012 and December 31, 2011, respectively, approximately $4.6 million and $2.9 million of investment advisory fees remained payable to TICC Management, including the net investment income incentive fee discussed below.

Interest expense and other debt financing expenses for the second quarter of 2012 was approximately $816,000, which was directly related to our debt securitization financing transaction. In August 2011, senior notes in the amount of $101,250,000 were issued by a newly formed special purpose vehicle in which a wholly-owned subsidiary of TICC owns all of the equity. Under this structure, the notes bear interest, after the effective date, at three-month London Inter Bank Offered Rate (“LIBOR”) plus 2.25% (prior to the effective date, the Class A Notes bear interest at five-month LIBOR plus 2.25%). The accrued interest payable on these notes during the second quarter of 2012 was approximately $512,000. Additionally, for the quarter ended June 30, 2012, the amortization of the discount on the issued notes was approximately $39,500 and amortization of deferred debt issuance costs was approximately $75,400.

Professional fees, consisting of legal, valuation, audit and tax fees, were approximately $436,000 for the quarter ended June 30, 2012, compared to approximately $168,000 for the quarter ended June 30, 2011. This was the result of an increase in legal services and audit fees which were approximately $211,000 and $175,000, respectively.

Compensation expenses were approximately $279,000 for the quarter ended June 30, 2012, compared to approximately $258,000 for the quarter ended June 30, 2011, reflecting the allocation of compensation expenses for the services of our chief financial officer, chief compliance officer, controller and senior accountants, and other administrative support personnel. At June 30, 2012 and December 31, 2011, respectively, approximately $300,000 and $605,000 of compensation expenses remained payable.

General and administrative expenses, consisting primarily of directors’ fees, insurance, listing fees, transfer agent and custodian fees, office supplies, facilities costs and other expenses, were approximately $435,000 for the three months ended June 30, 2012 compared to approximately $356,000 for the same period in 2011. Office supplies, facilities costs and other expenses are allocated to us under the terms of the Administration Agreement.

Incentive Fees

The net investment income incentive fee for the second quarter of 2012 was approximately $2.2 million compared to $610,000 in the second quarter of 2011. The net investment income incentive fee is calculated and payable quarterly in arrears based on our “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter subject to a hurdle rate which is determined as of December 31 of the preceding year. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income accrued during the calendar quarter minus our operating expenses for the quarter (including the base fee, expenses payable under the Administration Agreement with BDC Partners, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).

The capital gains incentive fee expense for the second quarter ended June 30, 2012 resulted in an accrual reversal of approximately $1.2 million. The capital gains incentive fee expense, as reported under generally accepted accounting principles, is calculated on the basis of net realized and unrealized gains and losses at the end of each period. The expense related to the hypothetical liquidation of the portfolio (and assuming no other changes in realized or unrealized gains and losses) would only become payable to our investment adviser in the event of a complete liquidation of our portfolio as of period end and the termination of the Investment Advisory Agreement on such date. The $1.0 million capital gains incentive fee accrual as of June 30, 2012 relates entirely to this hypothetical liquidation calculation. For the quarter ended June 30, 2011, a reversal of approximately $1.4 million was recorded.

The amount of the capital gains incentive fee which will actually be payable is determined in accordance with the terms of the Investment Advisory Agreement and is calculated as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). The terms of the Investment Advisory Agreement state that the capital gains incentive fee calculation is based on net realized gains, if any, offset by gross unrealized depreciation for the calendar year. No effect is given to gross unrealized appreciation in this calculation. For the year ended December 31, 2011, such an accrual was not required under the terms of the Investment Advisory Agreement.

Realized and Unrealized Gains/Losses on Investments

For the quarter ended June 30, 2012, we recorded net realized gains on investments of approximately $1.5 million, which represents the gains on the sale and repayments of several of our investments principally in GRD Holding III ($370,000), Power Tools, Inc. ($204,000), Attachmate Corporation ($135,000), Syniverse Holdings, Inc. ($137,000), Sonic Wall, Inc. ($140,000) and Shield Finance Co. ($115,000).

Based upon the fair value determinations made in good faith by the Board of Directors, during the quarter ended June 30, 2012, we had net unrealized depreciation of approximately $7.3 million, comprised of $2.9 million in gross unrealized appreciation, $9.8 million in gross unrealized depreciation and approximately $0.4 million relating to the reversal of prior period net unrealized appreciation as an investment was realized. The most significant changes in net unrealized appreciation and depreciation during the quarter ended June 30, 2012 were as follows (in millions):

Portfolio Company	Unrealized appreciation (depreciation)
SourceHOV, LLC	$0.7
Sargas CLO 2006-1A	0.6
Power Tools, Inc.	0.4
GSC 2007-8X CLO	0.3
Lightpoint CLO 2005-3X	(0.3)
Stone Tower CLO LTD 2007 7X	(0.3)
ACA CLO 2006-2, Limited	(0.4)
Integra Telecom Holdings, Inc.	(0.7)
Pegasus Solutions, Inc.	(1.1)
Merrill Communications, LLC	(1.8)
Net all other	(4.4)
Total	$(7.3)

For the quarter ended June 30, 2011, we recorded net realized gains on investments of approximately $0.7 million, which represents relatively small gains on several different investments.

Based upon the fair value determinations made in good faith by the Board of Directors, during the quarter ended June 30, 2011, we had net unrealized depreciation of approximately $6.0 million, comprised of $1.9 million in gross unrealized appreciation, $7.1 million in gross unrealized depreciation and approximately $0.8 million relating to the reversal of prior period net unrealized appreciation as certain investments were realized. The most significant changes in net unrealized appreciation and depreciation during the quarter ended June 30, 2011 were as follows (in millions):

Portfolio Company	Unrealized appreciation (depreciation)
American Integration Technologies, LLC	$0.9
Pegasus Solutions, Inc.	0.4
Lightpoint CLO 2007-8a	(0.3)
Ocean Trails CLO II 2007-2a-d	(0.3)
Harbourview – 2006A CLO Equity	(0.4)
Hewetts Island CDO III 2005-1A D	(0.5)
Hewetts Island CDO IV 2006-4	(0.6)
Sargas CLO 2006-1A	(0.8)
Prodigy Health Group	(0.8)
Integra Telecom Holdings, Inc.	(1.0)
Net all other	(2.6)
Total	$(6.0)

Please see “—Portfolio Grading” for more information.

Net Increase in Net Assets Resulting from Net Investment Income

Net investment income for the quarter ended June 30, 2012 and 2011 was $15.0 million and $9.5 million, respectively. This increase was due in part to a one-time fee of approximately $3.4 million associated with our investment in AIT, as well as an increase in the amount of performing assets in the portfolio and distributions from the equity interests in our CLO vehicle.

Excluding the impact of the capital gains incentive fee reversal of approximately $1,155,000, net investment income for the quarter ended June 30, 2012 was approximately $13.9 million compared to approximately $8.1 million for the same period in 2011.

Based on a weighted-average of 37,755,905 shares outstanding (basic and diluted), the net increase in net assets resulting from net investment income per common share for the quarter ended June 30, 2012 was approximately $0.40 for basic and diluted, compared to approximately $0.29 per share for the same period in 2011. Excluding the impact of the accrued capital gains incentive fee, the core net increase in net assets resulting from core net investment income per common share would have been $0.37, basic and diluted, compared to $0.25 per share for the same period in 2011.

Please see “—Supplemental Information Regarding Core Net Investment Income and Core Net Increase in Net Assets Resulting from Operations” below for more information.

Net Increase in Net Assets Resulting from Operations

We had a net increase in net assets resulting from operations of approximately $9.3 million for the quarter ended June 30, 2012, compared to a net increase of approximately $4.2 million for the comparable period in 2011. This increase was attributable to greater net investment income and greater realized gains partially offset set by increased net unrealized depreciation.

Based on a weighted-average of 37,755,905 shares outstanding (basic and diluted), the net increase in net assets resulting from operations per common share for the quarter ended June 30, 2012 was approximately $0.25 for basic and diluted, compared to a net increase in net assets resulting from operations of approximately $0.13 per share for the same period in 2011.

Excluding the impact of the accrued capital gains incentive fee, the core net increase in net assets resulting from operations per common share would have been $0.22, basic and diluted, compared to an increase of $0.09 per share for the same period in 2011.

Comparison of the six months ended June 30, 2012 to the six months ended June 30, 2011

Investment Income

As of June 30, 2012, our debt investments had stated interest rates of between 3.82% and 15.75% (excluding our investment in GenuTec Business Solutions, Inc. which carries a zero interest rate through October 30, 2014) and maturity dates of between 6 and 124 months. In addition, our total portfolio had a weighted average yield on debt investments of approximately 11.2% including GenuTec Business Solutions, Inc., compared with 12.9% as of June 30, 2011.

Investment income for the six months ended June 30, 2012 was approximately $35.2 million compared to approximately $20.9 million for the six months ended June 30, 2011. This increase was due in part to an increase in the amount of performing assets in the portfolio and distributions from the equity interests in our CLO vehicle investments as well as a one-time fee of approximately $3.4 million associated with our investment in American Integration Technologies, LLC. The total principal value of income producing debt investments as of June 30, 2012 and June 30, 2011 was approximately $413.7 million and $285.9 million, respectively. For the six months ended June 30, 2012, investment income consisted of approximately $14.8 million in cash interest from portfolio investments, approximately $2.9 million in amortization of original issue and market discount, approximately $0.5 million of discount income derived from unscheduled principal cash remittances at par on discounted debt securities, approximately $12.0 million in distributions from the equity interest in securitized vehicle investments and an equity investment, as well as approximately $0.8 million in PIK interest income.

For the six months ended June 30, 2012, fee income of approximately $4.2 million was recorded, compared to fee income of approximately $446,000 for the six months ended June 30, 2011. Fee income consists of non-recurring fees in connection with our investments in portfolio companies, including commitment fees, origination fees and amendment fees. During the six months ended June 30, 2012, we recorded approximately $3.4 million of PIK fee income in association with our investment in AIT.

Operating Expenses

Total expenses for the six months ended June 30, 2012 were $12.0 million, which includes the reduction of the accrued capital gains incentive fee of approximately $90,000.

Expenses before incentive fees, for the six months ended June 30, 2012, were approximately $8.8 million. This amount consisted of investment advisory fees, interest expense and other debt financing expenses, professional fees, compensation expense, and general and administrative expenses. Expenses before incentive fees increased approximately $3.9 million from the six months ended June 30, 2011, attributable primarily to higher investment advisory fees (consisting of the base management fee), interest expense associated with the senior notes issued under our collateralized loan obligation transaction as well as increased professional fees associated with our legal and audit expenses. Expenses before incentive fees for the six months ended June 30, 2011 were approximately $4.8 million.

The investment advisory fee for the first six months of 2012 was approximately $4.6 million, representing the base fee as provided for in the Investment Advisory Agreement. The investment advisory fee in the comparable period in 2011 was approximately $3.3 million. The increase of approximately $1.3 million is due to an increase in average gross assets. At each of June 30, 2012 and December 31, 2011, respectively, approximately $4.6 million and $2.9 million of investment advisory fees remained payable to TICC Management, including the net investment income incentive fee discussed below.

Interest expense and other debt financing expenses for the six months ended of 2012 was approximately $1.7 million, which was directly related to our debt securitization financing transaction. In August 2011, senior notes in the amount of $101,250,000 were issued by a newly formed special purpose vehicle in which a wholly-owned subsidiary of TICC owns all of the equity. Under this structure, the notes bear interest, after the effective date, at three-month London Inter Bank Offered Rate (“LIBOR”) plus 2.25% (prior to the effective date, the Class A Notes bear interest at five-month LIBOR plus 2.25%). The accrued interest payable on these notes during the second quarter of 2012 was approximately $512,000. Additionally, for the six months ended June 30, 2012, the amortization of the discount on the issued notes was approximately $92,000 and amortization of deferred debt issuance costs was approximately $151,000.

Professional fees, consisting of legal, valuation, audit and tax fees, were approximately $1.2 million for the six months ended June 30, 2012, compared to approximately $461,000 for the six months ended June 30, 2011. This was the result of an increase in legal services and audit fees which were approximately $542,000 and $582,000, respectively.

Compensation expenses were approximately $550,000 for the six months ended June 30, 2012, compared to approximately $496,000 for the six months ended June 30, 2011, reflecting the allocation of compensation expenses for the services of our chief financial officer, chief compliance officer, controller and senior accountants, and other administrative support personnel. At June 30, 2012 and December 31, 2011, respectively, approximately $300,000 and $605,000 of compensation expenses remained payable.

General and administrative expenses, consisting primarily of directors’ fees, insurance, listing fees, transfer agent and custodian fees, office supplies, facilities costs and other expenses, were approximately $727,000 for the six months ended June 30, 2012 compared to approximately $575,000 for the same period in 2011. Office supplies, facilities costs and other expenses are allocated to us under the terms of the Administration Agreement.

Incentive Fees

The net investment income incentive fee for the first six months of 2012 was approximately $3.4 million compared to $1.0 million for the six months ended June 30, 2011. The net investment income incentive fee is calculated and payable quarterly in arrears based on our “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter subject to a hurdle rate which is determined as of December 31 of the preceding year. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income accrued during the calendar quarter minus our operating expenses for the quarter (including the base fee, expenses payable under the Administration Agreement with BDC Partners, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).

The capital gains incentive fee expense for the six months ended June 30, 2012 resulted in an accrual reversal of approximately $90,000. The capital gains incentive fee expense, as reported under generally accepted accounting principles, is calculated on the basis of net realized and unrealized gains and losses at the end of each period. The expense related to the hypothetical liquidation of the portfolio (and assuming no other changes in realized or unrealized gains and losses) would only become payable to our investment adviser in the event of a complete liquidation of our portfolio as of period end and the termination of the Investment Advisory Agreement on such date. The $1.0 million capital gains incentive fee accrual as of June 30, 2012 relates entirely to this hypothetical liquidation calculation. For the six months ended June 30, 2011, an expense of approximately $5.0 million was recorded.

The amount of the capital gains incentive fee which will actually be payable is determined in accordance with the terms of the Investment Advisory Agreement and is calculated as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). The terms of the Investment Advisory Agreement state that the capital gains incentive fee calculation is based on net realized gains, if any, offset by gross unrealized depreciation for the calendar year. No effect is given to gross unrealized appreciation in this calculation. For the year ended December 31, 2011, such an accrual was not required under the terms of the Investment Advisory Agreement.

Realized and Unrealized Gains/Losses on Investments

For the six months ended June 30, 2012, we recorded net realized gains on investments of approximately $1.8 million, which represents the gains on the sale and repayments of several of our investments principally in GRD Holding III ($370,000), Liberty CDO LTD 2005-1AC ($216,000), Power Tools, Inc. ($204,000), Attachmate Corporation ($135,000), Syniverse Holdings, Inc. ($137,000), Sonic Wall, Inc. ($140,000) and Shield Finance Co. ($115,000).

Based upon the fair value determinations made in good faith by the Board of Directors, during the six months ended June 30, 2012, we had net unrealized appreciation of approximately $1.4 million, comprised of $18.7 million in gross unrealized appreciation, $16.8 million in gross unrealized depreciation and approximately $0.5 million relating to the reversal of prior period net unrealized appreciation as an investment was realized. The most significant changes in net unrealized appreciation and depreciation during the quarter ended June 30, 2012 were as follows (in millions):

Portfolio Company	Unrealized appreciation (depreciation)
Algorithmic Implementations, Inc.	$1.0
Integra Telecom Holdings, Inc.	1.0
Power Tools, Inc.	0.9
Hewetts Island CDO IV 2006-4 E	0.8
Harbourview – 2006A CLO Equity	0.8
SourceHOV, LLC	0.7
Prospero CLO II BV	0.6
Sargas CLO 2006-1A	0.6
Harch 2005-2A BB CLO	0.5
Marlborough Street 2007-1A	0.5
Canaras CLO Equity – 2007-1A, 1X	0.5
GALE 2007-4A CLO	0.5
Emporia CLO 2007 3A E	0.4
Lightpoint CLO 2007-8A	0.4
RBS Holding Company	(0.9)
Stratus Technologies, Inc.	(1.3)
Merrill Communications, LLC	(1.8)
GenuTec Business Solutions, Inc.	(2.0)
Pegasus Solutions, Inc.	(2.4)
Net all other	0.6
Total	$1.4

For the six months ended June 30, 2011, we recorded net realized gains on investments of approximately $2.6 million, which largely represents relatively small gains on several different investments including the realized gains on the repayment of our investment in Prodigy Health Group ($0.7 million) and the sale of our investment in Del Mar CLO I Ltd. 2006-1 ($0.4 million).

Based upon the fair value determinations made in good faith by the Board of Directors, during the six months ended June 30, 2011, we had net unrealized gains of approximately $3.1 million, comprised of $17.9 million in gross unrealized appreciation, $12.5 million in gross unrealized depreciation and approximately $2.3 million relating to the reversal of prior period net unrealized appreciation as certain investments were realized. The most significant changes in net unrealized appreciation and depreciation during the six months ended June 30, 2011 were as follows (in millions):

Portfolio Company	Unrealized appreciation (depreciation)
American Integration Technologies, LLC	$1.7
ACA CLO 2006-2, Limited	1.7
Pegasus Solutions, LLC	1.4
Prospero CLO II BV	0.7
Latitude III CLO 2007-3A	0.7
Harch CLO II LTD 2005-2a e	0.6
Fusionstorm, Inc	0.5
Sargas CLO 2006-1A	0.5
Avenue CLO V LTD 2007-5A D1	0.4
Latitude II CLO 2006 2A D	0.4
Landmark V CDO LTD	0.3
Lightpoint CLO 2007-8a	(0.3)
Ocean Trails CLO II 2007-2a-d	(0.3)
Harbourview – 2006A CLO Equity	(0.4)
Del Mar CLO I Ltd. 2006-1	(0.4)
Hewetts Island CDO III 2005-1A D	(0.5)
Hewetts Island CDO IV 2006-4	(0.6)
Prodigy Health Group	(0.8)
Integra Telecomm, Inc	(1.0)
Net all other	(1.5)
Total	$3.1

Please see “—Portfolio Grading” for more information.

Net Increase in Net Assets Resulting from Net Investment Income

Net investment income for the six months ended June 30, 2012 and 2011 was $23.2 million and $10.1 million, respectively. This increase was due in part to an increase in the amount of performing assets in the portfolio and distributions from the equity interests in our CLO vehicle, as well as a one-time fee of approximately $3.4 million associated with our investment in AIT.

Excluding the impact of the capital gains incentive fee reversal of $90,000, core net investment income for the six months ended June 30, 2012 was approximately $23.1 million compared to approximately $15.1 million for the same period in 2011.

Based on a weighted-average of 35,583,102 shares outstanding (basic and diluted), the net increase in net assets resulting from net investment income per common share for the six months ended June 30, 2012 was approximately $0.65 for basic and diluted, compared to approximately $0.31 per share for the same period in 2011. Excluding the impact of the accrued capital gains incentive fee, the net increase in net assets resulting from core net investment income per common share would have remained at approximately $0.65, basic and diluted, compared to $0.47 per share for the same period in 2011.

Please see “—Supplemental Information Regarding Core Net Investment Income and Core Net Increase in Net Assets Resulting from Operations” below for more information.

Net Increase in Net Assets Resulting from Operations

We had a net increase in net assets resulting from operations of approximately $26.3 million for the six months ended June 30, 2012, compared to a net increase of approximately $15.8 million for the comparable period in 2011. This increase was attributable to greater net investment income partially offset set by lower net unrealized appreciation and net realized gains.

Based on a weighted-average of 35,583,102 shares outstanding (basic and diluted), the net increase in net assets resulting from operations per common share for the six months ended June 30, 2012 was approximately $0.74 for basic and diluted, compared to a net increase in net assets resulting from operations of approximately $0.49 per share for the same period in 2011.

Excluding the impact of the accrued capital gains incentive fee, the core net increase in net assets resulting from operations per common share would have remained at approximately $0.74, basic and diluted, compared to an increase of $0.65 per share for the same period in 2011.

Please see “—Portfolio Grading” above for more information.

Please see “—Supplemental Information Regarding Core Net Investment Income and Core Net Increase in Net Assets Resulting from Operations” below for more information.

On a supplemental basis, we provide information relating to core net investment income, its ratio to net assets, and core net increase in net assets resulting from operations, which are non-GAAP measures. These measures are provided in addition to, but not as a substitute for, net investment income and net increase in net assets resulting from operations. The Company’s non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents net investment income excluding our capital gains incentive fee. Core net increase in net assets resulting from operations represents net increase in net assets resulting from operations excluding the capital gains incentive fee. As the capital gains incentive fee is based on a hypothetical event that did not occur, we believe that core net investment income and core net increase in net assets resulting from operations are useful indicators of performance during this period. Further, as the capital gains incentive fee is not a currently tax deductible expense and as the RIC requirements are to distribute taxable earnings, the core net investment income provides an indication of taxable income for the year to date.

The following tables provide a reconciliation of net investment income to core net investment income (for the three and six months ended June 30, 2012 and 2011, respectively):

	Three Months Ended June 30, 2012		Six Months Ended June 30, 2012
	Amount	Per Share Amounts	Amount	Per Share Amounts
Net investment income	$15,037,476	$0.40	$23,191,996	$0.65
Capital gains incentive fee	(1,155,520)	(0.03)	(89,857)	—
Core net investment income	$13,881,956	$0.37	$23,102,139	$0.65

	Three Months Ended June 30, 2011		Six Months Ended June 30, 2011
	Amount	Per Share Amounts	Amount	Per Share Amounts
Net investment income	$9,523,437	$0.29	$10,071,460	$0.31
Capital gains incentive fee	(1,442,843)	(0.04)	5,026,486	0.16
Core net investment income	$8,080,594	$0.25	$15,097,946	$0.47

The following tables provide a reconciliation of net increase in net assets resulting from operations to core net increase in net assets resulting from operations (for the three and six months ended June 30, 2012 and 2011, respectively):

	Three Months Ended June 30, 2012		Six Months Ended June 30, 2012
	Amount	Per Share Amounts	Amount	Per Share Amounts
Net increase in net assets resulting from operations	$9,259,874	$0.25	$26,343,242	$0.74
Capital gains incentive fee	(1,155,520)	(0.03)	(89,857)	—
Core net increase in net assets resulting from operations	$8,104,354	$0.22	$26,253,385	$0.74

	Three Months Ended June 30, 2011		Six Months Ended June 30, 2011
	Amount	Per Share Amounts	Amount	Per Share Amounts
Net increase in net assets resulting from operations	$4,204,646	$0.13	$15,764,288	$0.49
Capital gains incentive fee	(1,442,843)	(0.04)	5,026,486	0.16
Core net increase in net assets resulting from operations	$2,761,803	$0.09	$20,790,774	$0.65

In addition, the following ratio is presented to supplement the financial highlights included in Note 10 to the financial statements:

	2012		2011
	Three Months Ended June 30, 2012	Six Months Ended June 30, 2012	Three Months Ended June 30, 2011	Six Months Ended June 30, 2011
Ratio of core net investment income to average net assets, for the three and six month periods ended June 30, 2012 and 2011, respectively	3.89%	6.86%	10.05%	9.49%

The following table provides a reconciliation of the ratio of net investment income to average net assets to the ratio of core net investment income to average net assets, for the three and six month periods ended June 30, 2012 and 2011, respectively.

	2012		2011
	Three Months Ended June 30, 2012	Six Months Ended June 30, 2012	Three Months Ended June 30, 2011	Six Months Ended June 30, 2011
Ratio of net investment income to average net assets	4.21%	6.89%	11.84%	6.33%
Ratio of capital gain incentive fee to average net assets	(0.32)%	(0.03)%	(1.79)%	3.16%
Ratio of core net investment income to average net assets	3.89%	6.86%	10.05%	9.49%

Comparison of the years ended December 31, 2011 and December 31, 2010

Investment Income

As of December 31, 2011, our debt investments had stated interest rates of between 2.33% and 15.75% (excluding our investment in GenuTec Business Solutions, Inc. which carries a zero interest rate through October 30, 2014) and maturity dates of between 12 and 130 months. In addition, our total portfolio had a weighted average yield on debt investments of approximately 11.3% including all investments in the portfolio, compared to 14.1% as of December 31, 2010.

Investment income for the year ended December 31, 2011 was approximately $45.2 million compared to approximately $33.5 million for the period ended December 31, 2010. This increase was due largely to an increase in the amount of performing assets in the portfolio and distributions from the equity interests in our CLO vehicle investments. The total principal value of income producing debt investments as of December 31, 2011 and December 31, 2010 was approximately $382.3 million and $251.8 million, respectively. For the year ended December 31, 2011, investment income consisted of approximately $24.2 million in cash interest from portfolio investments, approximately $5.0 million in amortization of original issue and market discount, approximately $0.5 million of discount income derived from unscheduled principal cash remittances at par on discounted debt securities, approximately $13.1 million in distributions from the equity interest in securitized vehicle investments and approximately $1.5 million in PIK interest income.

For the year ended December 31, 2011, fee income of approximately $921,000 was recorded, compared to fee income of approximately $968,000 for the year ended December 31, 2010. Fee income consists of non-recurring fees in connection with our investments in portfolio companies, including commitment fees, origination fees and amendment fees.

Operating Expenses

Total expenses for the year ended December 31, 2011 were $15.2 million, which includes an accrual of approximately $1.1 million for a capital gains incentive fee.

Expenses before incentive fees for the year ended December 31, 2011 were approximately $11.8 million. This amount consisted primarily of investment advisory fees, compensation expense, interest expense, professional fees, and general and administrative expenses. Expenses before incentive fees increased approximately $3.9 million from the comparable period ended December 31, 2010, attributable primarily to higher investment advisory fees (consisting of the base management fee) and interest expense and other debt financing expenses associated with the senior notes issued under our debt securitization financing transaction. Expenses before incentive fees for the period ended December 31, 2010 were approximately $7.9 million.

The investment advisory fee for the year ended December 31, 2011 was approximately $7.3 million, representing the base fee as provided for in the Investment Advisory Agreement. The investment advisory fee in the comparable period in 2010 was approximately $5.0 million. The increase of approximately $2.3 million is due to an increase in average gross assets. At each of December 31, 2011 and December 31, 2010, respectively, approximately $2.9 million and $1.8 million of investment advisory fees remained payable to TICC Management, including the net investment income incentive fee discussed below.

Interest expense and other debt financing expenses for the year ended December 31, 2011 was approximately $1.2 million, which was directly related to our debt securitization financing transaction. Senior notes in the amount of $101,250,000 were issued by a newly formed special purpose vehicle in which a wholly-owned subsidiary of TICC owns all of the equity. Under this structure, the notes bear interest, after the effective date, at three-month London Inter Bank Offered Rate (“LIBOR”) plus 2.25% (prior to the effective date, the Class A Notes bear interest at five-month LIBOR plus 2.25%). The accrued interest payable on these notes during the year ended December 31, 2011 was $1.1 million. Additionally, for the year ended December 31, 2011, the amortization of the discount on the issued notes was approximately $49,000 and amortization of deferred debt issuance costs was approximately $119,000.

Compensation expense was approximately $1.1 million for the year ended December 31, 2011, compared to approximately $1.0 million for the period ending December 31, 2010, reflecting the allocation of compensation expense for the services of our Chief Financial Officer, Chief Compliance Officer, Controller

and senior accountant, and other administrative support personnel. At December 31, 2011 and December 31, 2010, respectively, approximately $650,000 and $0 of compensation expenses remained payable.

Professional fees, consisting of legal, valuation, audit and consulting fees, were approximately $1.2 million for the year ended December 31, 2011, compared to approximately $1.0 million for the year ended December 31, 2010. This was primarily the result of increases in audit fees of approximately $255,000 and legal costs of approximately $34,000 incurred during the twelve months ended December 31, 2011. These increases were partially offset by a decrease in fees related to valuation services of approximately $117,000 for the period ended December 31, 2011.

General and administrative expenses, consisting primarily of printing expenses, listing fees, facilities costs and other expenses, were approximately $587,000 in 2011 compared to approximately $401,000 for the same period in 2010. This increase was due largely to costs associated with regulatory filing fees and proxy materials. Office supplies, facilities costs and other expenses are allocated to us under the terms of the Administration Agreement.

Incentive Fees

The net investment income incentive fee for the year ended December 31, 2011 was approximately $2.2 million compared to $1.4 million for the period ended December 31, 2010. The increase is the result of the increase in pre-incentive fee net investment income. The net investment income incentive fee is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter subject to a hurdle rate which is determined as of December 31 of the preceding year. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income accrued during the calendar quarter minus the Company’s operating expenses for the quarter (including the base fee, expenses payable under the Administration Agreement with BDC Partners, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).

The capital gains incentive fee expense for the year ended December 31, 2011 was approximately $1.1 million. The capital gains incentive fee expense, as reported under generally accepted accounting principles, is calculated on the basis of net realized and unrealized gains and losses at the end of each period. The expense related to the hypothetical liquidation of the portfolio (and assuming no other changes in realized or unrealized gains and losses) would only become payable to our investment adviser in the event of a complete liquidation of our portfolio as of period end and the termination of the Investment Advisory Agreement on such date. The $1.1 million capital gains incentive fee accrual for the year ending December 31, 2011 relates entirely to the hypothetical liquidation calculation. There was no such expense recorded for the year ended December 31, 2010.

The amount of the capital gains incentive fee which will actually be payable is determined in accordance with the terms of the Investment Advisory Agreement and is calculated as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). The terms of the Investment Advisory Agreement state that the capital gains incentive fee calculation is based on net realized gains, if any, offset by gross unrealized depreciation for the calendar year. No effect is given to gross unrealized appreciation in this calculation. Based on the terms of the Investment Advisory Agreement, no capital gains incentive fee is due as of December 31, 2011.

Realized and Unrealized Gains/Losses on Investments

For the year ended December 31, 2011, we recorded net realized gains on investments of approximately $3.6 million, which largely represents relatively small gains on several different investments including the realized gains on the repayment on our investment in Prodigy Health Group ($0.7 million) and the sale of our investments in Hudson Straits CLO 2004-1AE ($0.5 million) and Del Mar CLO I Ltd. 2006-1($0.4 million).

Based upon the fair value determinations made in good faith by the Board of Directors, during the year ended December 31, 2011, we had net unrealized losses of approximately $19.4 million, comprised of $23.3 million in gross unrealized appreciation, $39.9 million in gross unrealized depreciation and approximately $2.8 million relating to the reversal of prior period net unrealized appreciation as certain investments were realized. The most significant changes in net unrealized appreciation and depreciation during the year ended December 31, 2011 were as follows (in millions):

Portfolio Company	Changes in Unrealized Appreciation (Depreciation)
Emporia CLO 2007 3A E	$(1.0)
Hewetts Island CDO IV 2006-4	(1.4)
Integra Telecomm, Inc.	(2.1)
Lightpoint CLO 2007-8a	(1.0)
RBS Holding Company	(1.0)
SourceHov, LLC	(1.1)
Algorithmic Implementations, Inc. common stock	(1.5)
Net all other(1)	(10.3)
Total	$(19.4)

(1)	Unrealized gains and losses less than $1.0 million have been combined.

For the year ended December 31, 2010, we had a net realized loss on investments of approximately $42.1 million, which largely represents the loss of approximately $22.9 million on our investment in The CAPS Group, $15.0 million on our investment in WAICCS Las Vegas, LLC, as well as the loss of approximately $7.8 million on our investment in Box Services, LLC. These losses were partially offset by the gain on our investment in Cavtel Holdings, LLC of approximately $1.5 million.

Based upon the fair value determinations made in good faith by the Board of Directors, during the year ended December 31, 2010, we had net unrealized gains of approximately $81.8 million, comprised of $53.6 million in gross unrealized appreciation, $16.0 million in gross unrealized depreciation and approximately $44.2 million relating to the reversal of prior period net unrealized depreciation as certain investments were realized. The most significant changes in net unrealized appreciation and depreciation during the year ended December 31, 2010 were as follows (in millions):

Portfolio Company	Changes In Unrealized Appreciation (Depreciation)
The CAPS Group	$22.9
American Integration Technologies, LLC	14.3
WAICCS Las Vegas, LLC	13.5
Box Services, LLC	7.8
SCS Holdings II, Inc	2.6
Prospero CLO II BV	2.1
Hewetts Island CDO III 2005-1A D	2.1
Lightpoint CLO 2007-8a	1.8
Pegasus Solutions, Inc	1.7
Power Tools, Inc	1.5
Palm, Inc	1.1
Sargas CLO 2006-1A	1.1
Workflow Management, Inc	(1.0)
Cavtel Holdings, LLC	(2.2)
Net all other(1)	12.5
Total	$81.8

(1)	Unrealized gains and losses less than $1.0 million have been combined.

Please see “— Portfolio Grading” above for more information.

Net Increase in Net Assets Resulting from Net Investment Income

Net investment income for the year ended December 31, 2011 and 2010 was $30.0 million and $24.2 million, respectively. This increase was due largely to greater distributions from the equity interests in our securitization vehicle investments and an increase in the principal amount of income producing investments. This increase was partially offset by the accrual of a capital gains incentive fee recorded for the year ended December 31, 2011.

Excluding the impact of the capital gains incentive fee accrual of approximately $1.1 million, core net investment income would have increased from $24.2 million to $31.1 million over the same period in the prior year.

Based on a weighted-average of 32,433,101 shares outstanding (basic and diluted), the net increase in net assets resulting from net investment income per common share for the year ended December 31, 2011 was approximately $0.92 for basic and diluted, compared to approximately $0.89 per share for the same period in 2010. Excluding the impact of the capital gains incentive fee, the net increase in net assets resulting from core net investment income per common share would have been $0.96, basic and diluted, compared to $0.89 per share for the same period in 2010.

Please see “— Supplemental Information Regarding Core Net Investment Income and Core Net Increase in Net Assets Resulting from Operations” below for more information.

Net Increase in Net Assets Resulting from Operations

We had a net increase in net assets resulting from operations of approximately $14.2 million for the year ended December 31, 2011, compared to a net increase of approximately $63.9 million in 2010. This decrease was attributable directly to a large shift in net unrealized depreciation on investments, partially offset by greater net realized gains.

Based on a weighted-average of 32,433,101 shares outstanding (basic and diluted), the net increase in net assets resulting from operations per common share for the year ended December 31, 2011 was approximately $0.44 for basic and diluted, compared to a net increase in net assets resulting from operations of approximately $2.35 per share in 2010. Excluding the impact of the capital gains incentive fee reduction, the core net increase in net assets resulting from operations per common share would have been $0.47, basic and diluted, compared to $2.35 per share for the same period in 2010.

Please see “— Portfolio Grading” above for more information.

Please see “— Supplemental Information Regarding Core Net Investment Income and Core Net Increase in Net Assets Resulting from Operations” below for more information.

Supplemental Information Regarding Core Net Investment Income and Core Net Increase in Net Assets Resulting from Operations

On a supplemental basis, we provide information relating to core net investment income, its ratio to net assets, and core net increase in net assets resulting from operations, which are non-GAAP measures. These measures are provided in addition to, but not as a substitute for, net investment income and net increase in net assets resulting from operations. Our non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents net investment income excluding our capital gains incentive fee. Core net increase in net assets resulting from operations represents net increase in net assets resulting from operations excluding the capital gains incentive fee. As the capital gains incentive fee is based on a hypothetical event that did not occur, we believe that core net investment income and core net increase in net assets resulting from operations are useful indicators of performance during this period. Further, as the capital gains incentive fee is not a currently tax deductible expense and as the RIC tax rules generally require us to distribute taxable earnings to avoid corporate income tax, the core net investment income provides an indication of taxable income for the year to date.

The following table provides a reconciliation of net investment income to core net investment income (for the year ended December 31, 2011):

	Year Ended December 31, 2011
	Amount	Per Share Amounts
Net investment income	$30,000,141	$0.925
Capital gains incentive fee	1,108,749	0.034
Core net investment income	$31,108,890	$0.959

The following table provides a reconciliation of net increase in net assets resulting from operations to core net increase in net assets resulting from operations (for the year ended December 31, 2011):

	Year Ended December 31, 2011
	Amount	Per Share Amounts
Net increase in net assets resulting from operations	$14,208,865	$0.438
Capital gains incentive fee	1,108,749	0.034
Core net increase in net assets resulting from operations	$15,317,614	$0.472

In addition, the following ratio is presented to supplement the financial highlights included in Note 10 to the consolidated financial statements:

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Ratio of core net investment income to average net assets, for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively	9.77%	9.95%	6.54%	8.83%	9.78%

The following table provides a reconciliation of the ratio of net investment income to average net assets to the ratio of core net investment income to average net assets, for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Ratio of net investment income to average net assets	9.42%	9.95%	6.54%	8.83%	9.78%
Ratio of capital gain incentive fee to average net assets	0.35%	0.00%	0.00%	0.00%	0.00%
Ratio of core net investment income to average net assets	9.77%	9.95%	6.54%	8.83%	9.78%

Comparison of the years ended December 31, 2010 and December 31, 2009

Investment Income

As of December 31, 2010, our debt investments had stated interest rates of between 2.19% and 15.58% (excluding our investment in GenuTec Business Solutions, Inc. which carries a zero interest rate through October 30, 2014) and maturity dates of between 7 and 142 months. In addition, our total portfolio had a weighted average yield on debt investments of approximately 14.1% including all investments in the portfolio, compared to 9.0% as of December 31, 2009.

Investment income for the year ended December 31, 2010 was approximately $33.5 million compared to approximately $20.5 million for the period ended December 31, 2009. This increase was due largely to an increase in the amount of performing assets in the portfolio, an increase in the amortization of discounts on new debt investments and distributions from the equity interests in our CLO vehicle investments. The total principal value of income producing debt investments as of December 31, 2010 and December 31, 2009 was approximately $251.8 million and $204.0 million, respectively. For the year ended December 31, 2010, investment income consisted of approximately $20.5 million in cash interest from portfolio investments, approximately $5.6 million in amortization of original issue and market discount, approximately $2.0 million of discount income derived from unscheduled principal cash remittances at par on discounted debt securities, approximately $3.7 million in distributions from the equity interest in securitized vehicle investments and approximately $710,000 in PIK interest income.

For the year ended December 31, 2010, fee income of approximately $968,000 was recorded, compared to fee income of approximately $129,000 for the year ended December 31, 2009. Fee income consists of non-recurring fees in connection with our investments in portfolio companies, including commitment fees, origination fees and amendment fees.

Operating Expenses

Operating expenses for the year ended December 31, 2010 were approximately $9.3 million. This amount consisted primarily of investment advisory fees, compensation expense, professional fees, and general and administrative expenses. Expenses increased approximately $2.3 million from the period ended December 31, 2009, attributable primarily to higher investment advisory fees. Operating expenses for the period ended December 31, 2009 were approximately $7.0 million.

The investment advisory fee for the year ended December 31, 2010 was approximately $6.4 million, representing the base fee for the period as provided for in the Investment Advisory Agreement as well as income incentive fees earned of approximately $1.4 million. The investment advisory fee in the comparable period in 2009 was approximately $4.1 million which consisted of the base fee for the period as well as incentive fees of approximately $52,000. The total increase of approximately $2.3 million is due to an increase in average gross assets and the increase in pre-incentive fee net investment income. For the year ended December 31, 2010, TICC Management determined to waive $50,000 of the fourth quarter income incentive fee. At each of December 31, 2010 and December 31, 2009, respectively, approximately $1.8 million and $1.1 million of investment advisory fees remained payable to TICC Management.

Compensation expenses were approximately $1.0 million for the year ended December 31, 2010, compared to approximately $971,000 for the period ending December 31, 2009, reflecting the allocation of compensation expenses for the services of our Chief Financial Officer, our Chief Compliance Officer and our Controller. For each period ending December 31, 2010 and December 31, 2009, approximately $0 of compensation expenses remained payable.

Professional fees, consisting of legal, valuation, audit and consulting fees, were approximately $1.0 million for the year ended December 31, 2010, compared to approximately $1.3 million for the year ended December 31, 2009. This was primarily the result of decreases in fees for valuation services of approximately $158,000 and legal costs of approximately $118,000 incurred during the twelve months ended December 31, 2010.

General and administrative expenses, consisting primarily of printing expenses, listing fees, facilities costs and other expenses, were approximately $401,000 in 2010 compared to approximately $250,000 for the same period in 2009. This increase was primarily the result of greater proxy related costs of approximately $69,000 as well as an increase in transaction charges related to participations in syndicated loans of approximately $39,000. Office supplies, facilities costs and other office expenses are allocated to us under the terms of the Administration Agreement.

Realized and Unrealized Gains/Losses on Investments

For the year ended December 31, 2010, we had a net realized loss on investments of approximately $42.1 million, which largely represents the loss of approximately $22.9 million on our investment in The CAPS Group, $15.0 million on our investment in WAICCS Las Vegas, LLC, as well as the loss of approximately $7.8 million on our investment in Box Services, LLC. These losses were partially offset by the gain on our investment in Cavtel Holdings, LLC of approximately $1.5 million.

Based upon the fair value determinations made in good faith by the Board of Directors, during the year ended December 31, 2010, we had net unrealized gains of approximately $81.8 million, comprised of $53.6 million in gross unrealized appreciation, $16.0 million in gross unrealized depreciation and approximately $44.2 million relating to the reversal of prior period net unrealized depreciation as certain investments were realized. The most significant changes in net unrealized appreciation and depreciation during the year ended December 31, 2010 were as follows (in millions):

Portfolio Company	Changes In Unrealized Appreciation (Depreciation)
The CAPS Group	$22.9
American Integration Technologies, LLC	14.3
WAICCS Las Vegas, LLC	13.5
Box Services, LLC	7.8
SCS Holdings II, Inc	2.6
Prospero CLO II BV	2.1
Hewetts Island CDO III 2005-1A D	2.1
Lightpoint CLO 2007-8a	1.8
Pegasus Solutions, Inc	1.7
Power Tools, Inc	1.5
Palm, Inc	1.1
Sargas CLO 2006-1A	1.1
Workflow Management, Inc	(1.0)
Cavtel Holdings, LLC	(2.2)
Net all other(1)	12.5
Total	$81.8

(1)	Unrealized gains and losses less than $1.0 million have been combined.

For the year ended December 31, 2009, we had a net realized loss on investments of approximately $10.5 million, which is primarily comprised of the loss on our debt investment in Falcon Communications, Inc. of approximately $9.5 million, the loss on the partial sale of our debt investment in AKQA, Inc. of approximately $1.4 million, the write off of preferred stock of TrueYou.com Inc. of approximately $1.3 million, as well as a loss of approximately $2.5 million resulting from the restructuring of notes held in, and the sale of warrants issued by, Punch Software, LLC (new notes were subsequently issued by Punch Software, LLC with an amended interest rate and maturity date). These losses were partially offset by the realized gain associated with the sale of warrants issued by Segovia, Inc. of approximately $5.4 million.

Based upon the fair value determinations made in good faith by the Board of Directors, during the year ended December 31, 2009, we had net unrealized gains of approximately $32.2 million, comprised of $43.9 million in gross unrealized appreciation, $22.5 million in gross unrealized depreciation and approximately $10.8 million relating to the reversal of prior period net unrealized depreciation as certain investments were realized. The most significant changes in net unrealized appreciation and depreciation during the year ended December 31, 2009 were as follows (in millions):

Portfolio Company	Changes in Unrealized Appreciation (Depreciation)
Falcon Communications, Inc.	$9.5
Questia Media, Inc.	5.9
Palm, Inc.	4.1
AKQA, Inc.	3.3
Punch Software LLC	3.1
Power Tools, Inc.	2.9
Hyland Software, Inc.	2.7
Cavtel Holdings, LLC	2.2
American Integration Technologies, LLC	2.1
Integra Telecom, Inc.	2.1
Netquote, Inc.	2.0
GXS Worldwide Inc.	1.7
TrueYou.com Inc.	1.3
Workflow Management, Inc.	1.0
SCS Holdings II, Inc.	1.0
The CAPS Group	(1.4)
Segovia, Inc.	(1.6)
Box Services, LLC	(5.9)
WAICCS Las Vegas, LLC	(7.5)
Net all other(1)	3.7
Total	$32.2

(1)	Unrealized gains and losses less than $1.0 million have been combined.

Please see “— Portfolio Grading” above for more information.

Net Increase in Net Assets Resulting from Net Investment Income

Net investment income for the years ended December 31, 2010 and 2009 was $24.2 million and $13.5 million, respectively. This increase was due largely to a greater return on our investment portfolio due to market discounts on new debt investments, distributions from the equity interests in our securitization vehicle investments as well as an increase in the amount of performing assets in the portfolio.

Based on a weighted-average of 27,253,552 shares outstanding (basic and diluted), the net increase in net assets resulting from net investment income per common share for the year ended December 31, 2010 was approximately $0.89 for basic and diluted, compared to approximately $0.51 per share for the year ended December 31, 2009.

Net Increase in Net Assets Resulting from Operations

We had a net increase in net assets resulting from operations of approximately $63.9 million for the year ended December 31, 2010, compared to a net increase of approximately $35.2 million in 2009. This net increase in net assets was attributable to greater net unrealized appreciation on investments and increased net investment income, partially offset by increased net realized losses on investments.

Based on a weighted-average of 27,253,552 shares outstanding (basic and diluted), the net increase in net assets resulting from operations per common share for the year ended December 31, 2010 was approximately $2.35 for basic and diluted, compared to a net increase in net assets of approximately $1.32 per share in 2009.

Please see “— Portfolio Grading” above for more information.

LIQUIDITY AND CAPITAL RESOURCES

During the six months ended June 30, 2012, we issued approximately 4.9 million shares in a follow-on equity offering, raising approximately $46.0 million in net proceeds.

During the six months ended June 30, 2012, cash and cash equivalents increased from approximately $4.5 million at the beginning of the period to approximately $10.9 million at the end of the period. Net cash used by operating activities for the period, consisting primarily of the items described in “— Results of Operations,” was approximately $29.6 million, largely reflecting purchases of new investments of approximately $127.4 million offset by proceeds from principal repayments and sales of investments of approximately $82.1 million. Net cash used by investing activities reflects the change in restricted cash in the debt securitization entity. During the period, net cash provided by financing activities was approximately $26.6 million reflecting primarily the net proceeds of approximately $46.0 million resulting from the follow-on equity offering partially offset by the distribution of dividends.

During the year ended December 31, 2011, cash and cash equivalents decreased from approximately $68.8 million at the beginning of the period to approximately $4.5 million at the end of the period. Net cash used by operating activities for the period, consisting primarily of the items described in “— Results of Operations,” was approximately $114.5 million, largely reflecting purchases of new investments of approximately $261.0 million offset by proceeds from principal repayments and sales of investments of approximately $119.2 million. Net cash used by investing activities reflects the restriction on cash raised in the debt securitization transaction. During the period, net cash provided by financing activities was approximately $73.4 million reflecting primarily the net proceeds of approximately $99.7 million borrowed under the debt securitization financing transaction partially offset by the distribution of dividends. We believe that our current cash and cash equivalents, cash generated from operations, and funds available from our borrowings will be sufficient to meet our working capital and capital expenditure commitments for at least the next 12 months.

“At-the-Market” Share Issuance Plan

During the first and second quarters of 2011, we sold 651,599 shares of our common stock pursuant to an “at-the-market” share issuance plan. Wells Fargo Securities, LLC acted as the sales agent for the “at-the-market” share issuance plan. The total amount of capital raised under these issuances was approximately $6.7 million and net proceeds were approximately $6.4 million, after deducting sales agent’s commissions and offering expenses. We have used, and will continue to use, the net proceeds from these offerings for investing in debt or equity securities, and other general corporate purposes, including working capital requirements.

Share Repurchase Program

On July 30, 2009, the Board of Directors authorized a share repurchase program which provides for the purchase of up to $10 million worth of shares to be implemented at the discretion of our management team. Under the repurchase program, we may, but are not obligated to, repurchase our outstanding common stock in the open market from time to time. The timing and number of shares to be repurchased in the open market will depend on a number of factors, including market conditions and alternative investment opportunities. In addition, any repurchases will be conducted in accordance with the 1940 Act.

Contractual Obligations

We have certain obligations with respect to the investment advisory and administration services we receive. See “— Overview”. We incurred approximately $4.6 million for investment advisory services, excluding pre-incentive net investment income incentive fees, and approximately $727,000 for administrative services for the six months ended June 30, 2012. We incurred approximately $9.6 million for investment advisory services and $995,000 for administrative services for the year ended December 31, 2011.

TICC CLO is obligated to repay the notes issued in connection with the debt securitization financing. The notes mature in 2021, in the total amount of $101,250,000. There are no amortization payments due on the notes prior to maturity. See “Borrowings” below.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Borrowings

In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. As of June 30, 2012 and December 31, 2011, our asset coverage for borrowed amounts was 452.2% and 400%, respectively.

On August 10, 2011, we completed a $225.0 million debt securitization financing transaction. The Class A Notes offered in the securitization were issued by TICC CLO LLC, and are secured by the assets held by the trustee on behalf of the 2011 Securitization Issuer. The notes are an obligation of TICC CLO. The securitization was executed through a private placement of $101.25 million of Aaa/AAA Class A Notes which bear interest, after the effective date, at three-month LIBOR plus 2.25% (prior to the effective date, the Class A Notes bear interest at five-month LIBOR plus 2.25%). The notes were sold at a discount to par, and the amount of the discount is being amortized over the term of the notes. The Class A Notes are included in the June 30, 2012 and December 31, 2011 consolidated statements of assets and liabilities. On January 25, 2012, the Class A note holders were paid interest on the Class A notes of approximately $1.3 million. Holdings retained all of the 2011 Subordinated Notes totaling $123.75 million and all of the membership interests in the Securitization Issuer. The 2011 Subordinated Notes do not bear interest, but are entitled to the residual economic interest in the 2011 Securitization Issuer.

During a period of up to three years from the closing date, all principal collections received on the underlying collateral may be used by the 2011 Securitization Issuer to purchase new collateral under our direction in our capacity as collateral manager of the 2011 Securitization Issuer and in accordance with our investment strategy, allowing us to maintain the initial leverage in the securitization for such three-year period. The Class A Notes are scheduled to mature on July 25, 2021.

The proceeds of the private placement of the Class A Notes, net of discount and debt issuance costs, were used for investment purposes. As part of the securitization, we entered into a master loan sale agreement with Holdings and the 2011 Securitization Issuer under which we agreed to sell or contribute certain senior secured and second lien loans (or participation interests therein) to Holdings, and Holdings agreed to sell or contribute such loans (or participation interests therein) to the Securitization Issuer and to purchase or otherwise acquire subordinated notes issued by the 2011 Securitization Issuer. The Class A Notes are the secured obligations of the 2011 Securitization Issuer, and an indenture governing the notes includes customary covenants and events of default.

We serve as collateral manager to the 2011 Securitization Issuer under a collateral management agreement. We are entitled to a deferred fee for our services as collateral manager. The deferred fee is eliminated in consolidation.

As of June 30, 2012 and December 31, 2011, there were 44 and 45 investments in portfolio companies, respectively, with a total fair value of approximately $215.3 million and $219.7 million, respectively, securing the Class A Notes. The pool of loans in the securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

For the period from closing until the effective date, the interest charged under the securitization was based on the interpolated five-month LIBOR of 0.41%. For the six months ended June 30, 2012 and the year ended December 31, 2011, the effective annualized average interest rate, which includes amortization of discount and debt issuance costs on the securitization, was 3.27% and 3.1%, respectively. For the six months ended June 30, 2012 and the year ended December 31, 2011, interest expense, including the amortization of deferred debt issuance costs and the discount on the face amount of the Class A Notes, was $1,653,081 and

$1,243,584, respectively. Cash paid for interest during the six months ended June 30, 2012 and the year ended December 31, 2011 was $1,974,676 and $0, respectively.

The amounts, ratings and interest rates (expressed as a spread to LIBOR) of the Class A Notes are as follows:

Description	Class A Notes
Type	Senior Secured Floating Rate
Amount Outstanding	$101,250,000
Moody’s Rating	“Aaa”
Standard & Poor’s Rating	“AAA”
Interest Rate	LIBOR + 2.25%
Stated Maturity	July 25, 2021

Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with our debt securitization. As of June 30, 2012 and December 31, 2011, we had deferred financing costs of $2,745,029 and $2,895,873, respectively. Discount on the Notes at the time of issuance totaled approximately $1,588,125. These amounts are being amortized and included in interest expense in the consolidated statements of operations over the term of the debt securitization. Amortization expense for the six months ended June 30, 2012 and the year ended December 31, 2011 was approximately $243,000 and $167,000, respectively. There was no amortization expense for the year ended December 31, 2010.

Distributions

In order to qualify as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses to our stockholders on an annual basis.

For the years ended December 31, 2011 and 2010 we believe that we did not have distributions in excess of our taxable earnings. For tax purposes, distributions for 2011 and 2010 were funded from current net investment income. A written statement identifying the source of the dividend accompanied our fourth quarter dividend payment to our shareholders and was posted on our website. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a business development company under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable regulated investment company tax treatment. We cannot assure shareholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our taxable ordinary income or capital gains. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our taxable ordinary income or capital gains. The final determination of the nature of our distributions can only be made upon the filing of our tax return.

The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that we have declared on our common stock to date:

Date Declared	Record Date	Payment Date	Amount
Fiscal 2012
July 26, 2012	September 14, 2012	September 28, 2012	$0.29
May 2, 2012	June 15, 2012	June 29, 2012	0.27
March 1, 2012	March 21, 2012	March 30, 2012	0.27
Total (2012)			0.83
Fiscal 2011
November 3, 2011	December 16, 2011	December 30, 2011	0.25
July 28, 2011	September 16, 2011	September 30, 2011	0.25
May 3, 2011	June 16, 2011	June 30, 2011	0.25
March 3, 2011	March 21, 2011	March 31, 2011	0.24
Total (2011)			0.99	(1)
Fiscal 2010
November 2, 2010	December 10, 2010	December 31, 2010	0.24
July 29, 2010	September 10, 2010	September 30, 2010	0.22
April 29, 2010	June 10, 2010	June 30, 2010	0.20
March 4, 2010	March 24, 2010	March 31, 2010	0.15
Total (2010)			0.81	(1)
Fiscal 2009
October 29, 2009	December 10, 2009	December 31, 2009	0.15
July 30, 2009	September 10, 2009	September 30, 2009	0.15
May 5, 2009	June 10, 2009	June 30, 2009	0.15
March 5, 2009	March 17, 2009	March 31, 2009	0.15
Total (2009)			0.60	(1)
Fiscal 2008
October 30, 2008	December 10, 2008	December 31, 2008	0.20
July 31, 2008	September 10, 2008	September 30, 2008	0.20
May 1, 2008	June 16, 2008	June 30, 2008	0.30
March 11, 2008	March 21, 2008	March 31, 2008	0.36
Total (2008)			1.06	(2)
Fiscal 2007
October 25, 2007	December 10, 2007	December 31, 2007	0.36
July 26, 2007	September 7, 2007	September 28, 2007	0.36
April 30, 2007	June 8, 2007	June 29, 2007	0.36
February 27, 2007	March 9, 2007	March 30, 2007	0.36
Total (2007)			1.44	(3)
Fiscal 2006
December 20, 2006	December 29, 2006	January 17, 2007	0.12
October 26, 2006	December 8, 2006	December 29, 2006	0.34
July 26, 2006	September 8, 2006	September 29, 2006	0.32
April 26, 2006	June 9, 2006	June 30, 2006	0.30
February 9, 2006	March 10, 2006	March 31, 2006	0.30
Total (2006)			1.38
Fiscal 2005
December 7, 2005	December 30, 2005	January 18, 2006	0.12
October 27, 2005	December 9, 2005	December 30, 2005	0.30
July 27, 2005	September 10, 2005	September 30, 2005	0.25
April 27, 2005	June 10, 2005	June 30, 2005	0.20
February 9, 2005	March 10, 2005	March 31, 2005	0.14
Total (2005)			1.01
Fiscal 2004
October 27, 2004	December 10, 2004	December 31, 2004	0.11
July 28, 2004	September 10, 2004	September 30, 2004	0.11
May 5, 2004	June 10, 2004	June 30, 2004	0.11
February 2, 2004	March 15, 2004	April 5, 2004	0.10
Total (2004)			0.43	(4)
Total Distributions:			$8.55	(5)

(1)	Distributions for the fiscal years ended December 31, 2011, 2010 and 2009 were funded from undistributed net investment income.

(2)	Includes a return of capital of approximately $0.08 per share for tax purposes.
(3)	Includes a return of capital of approximately $0.02 per share for tax purposes.
(4)	Includes a return of capital of approximately $0.10 per share for tax purposes.
(5)	We did not declare a dividend for the period ended December 31, 2003.

Related Parties

We have a number of business relationships with affiliated or related parties, including the following:

•	We have entered into the Investment Advisory Agreement with TICC Management. TICC Management is controlled by BDC Partners, its managing member. Charles M. Royce, as the non-managing member, holds a minority, non-controlling interest in TICC Management. BDC Partners, as the managing member of TICC Management, manages the business and internal affairs of TICC Management. In addition, BDC Partners provides us with office facilities and administrative services pursuant to the Administration Agreement.
•	Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, for T2 Advisers, LLC, the investment adviser to Greenwich Loan Income Fund Limited (f/k/a T2 Income Fund Limited) (“GLIF”), a Guernsey fund established and operated for the purpose of investing in bilateral transactions and syndicated loans across a variety of industries globally. BDC Partners is the managing member of T2 Advisers, LLC. In addition, Mr. Conroy serves as the Chief Financial Officer of GLIF and the Chief Financial Officer, Chief Compliance Officer and Treasurer of T2 Advisers, LLC.
•	Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, of Oxford Lane Capital Corp., a non-diversified closed-end management investment company that invests primarily in leveraged corporate loans, and its investment adviser, Oxford Lane Management, LLC (“Oxford Lane Management”). BDC Partners provides Oxford Lane Capital Corp. with office facilities and administrative services pursuant to an administration agreement and also serves as the managing member of Oxford Lane Management. In addition, Patrick F. Conroy serves as the Chief Financial Officer, Chief Compliance Officer and Corporate Secretary of Oxford Lane Capital Corp. and Chief Financial Officer, Chief Compliance Officer and Treasurer of Oxford Lane Management.
•	BDC Partners is the managing member of Oxford Gate Capital, LLC, a private fund in which Messrs. Cohen, Rosenthal and Conroy, along with certain investment and administrative personnel of TICC Management, are invested.

BDC Partners has adopted a written policy with respect to the allocation of investment opportunities among TICC, Oxford Lane Capital Corp., GLIF and Oxford Gate Capital, LLC in view of the potential conflicts of interest raised by the relationships described above.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ Global Select Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Information concerning related party transactions is included in the consolidated financial statements and related notes, appearing elsewhere in this prospectus.

CRITICAL ACCOUNTING POLICIES

The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified our investment valuation policy as a critical accounting policy.

Investment Valuation

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We are required to specifically fair value each individual investment on a quarterly basis.

In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments are of two types: (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 and as such we have adopted this ASU beginning with the quarter ended March 31, 2012. We have increased our disclosures related to Level 3 fair value measurement, in addition to other required disclosures. There were no related impacts on our financial position or results of operations.

We adopted ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements, on January 1, 2008. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. We have determined that due to the general illiquidity of the market for our investment portfolio, whereby little or no market data exists, almost all of our investments are based upon “Level 3” inputs.

Our Board of Directors determines the value of our investment portfolio each quarter. In connection with that determination, members of TICC Management’s portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. Since March 2004, we have engaged third-party valuation firms to provide assistance in valuing our bilateral investments and, more recently, for certain of our syndicated loans, although our Board of Directors ultimately determines the appropriate valuation of each such investment.

Our process for determining the fair value of a bilateral investment begins with determining the enterprise value of the portfolio company. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The fair value of our investment is based, in part, on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze the historical and projected financial results, as well as the nature and value of any collateral. We also use industry valuation benchmarks and public market comparables. We also consider other events, including private mergers and acquisitions, a purchase transaction, public offering or subsequent debt or equity sale or restructuring, and include these events in the enterprise valuation process. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Typically, our bilateral debt investments are valued on the basis of a fair value determination arrived at through an analysis of the borrower’s financial and operating condition or other factors, as well as consideration of the entity’s enterprise value. The types of factors that we may take into account in valuing our investments include: market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, among other factors. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidity events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

We will record unrealized depreciation on bilateral investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful. To the extent that we believe that it has become probable that a loan is not collectible or probable that an equity investment is not realizable, we will classify that amount as a realized loss. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and our equity security has also appreciated in value. Changes in fair value, other than such changes that are considered probable of non-collection or non-realization, as described above, are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

Under the valuation procedures approved by our Board of Directors, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of our bilateral investments for which market quotations are not readily available that, when combined with all other investments in the same portfolio company, (i) have a value as of the previous quarter of greater than or equal to 2.5% of our total assets as of the previous quarter, and (ii) have a value as of the current quarter of greater than or equal to 2.5% of our total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, the frequency of those third-party valuations of our portfolio securities is based upon the grade assigned to each such security under our credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. TICC Management also retains the authority to seek, on our behalf, additional third party valuations with respect to both our bilateral portfolio securities and our syndicated loan investments. Our Board of Directors retains ultimate authority as to the third-party review cycle as well as the appropriate valuation of each investment.

On April 9, 2009, the FASB issued additional guidelines under ASC 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides guidance on factors that should be considered in determining when a previously active market becomes inactive and whether a transaction is orderly. In accordance with ASC 820-10-35, our valuation procedures specifically provide for the review of indicative quotes supplied by the large agent banks that make a market for each security. However, the marketplace for which we obtain indicative bid quotes for purposes of determining the fair value of our syndicated loan investments have shown these attributes of illiquidity as described by ASC-820-10-35. Due to limited market liquidity in the syndicated loan market, TICC believes that the non-binding indicative bids received from agent banks for certain syndicated investments that we own may not be determinative of their fair value and therefore alternative valuation procedures may need to be undertaken. As a result, TICC may engage third-party valuation firms to provide assistance in valuing certain syndicated investments that we own. In addition, TICC Management prepares an analysis of each syndicated loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the portfolio company. All available information, including non-binding indicative bids which may not be determinative of fair value, is presented to the Valuation Committee to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in its determination of fair value. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of the fair value that is indicated by the analysis provided by third-party valuation firms. We have considered the factors described in ASC 820-10 and have determined that we are properly valuing the securities in our portfolio.

During the past several quarters, we have acquired a number of debt and equity positions in CLO investment vehicles. These investments are special purpose financing vehicles. In valuing such investments, we consider the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. In addition, we consider the indicative prices provided by the broker who arranges transactions in such investment vehicles, as well as any available information on other relevant transactions in the market. TICC Management or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to our Board of Directors for its determination of fair value of these investments.

The Company’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10-35 at June 30, 2012, were as follows:

($ in millions)	Fair Value Measurements at Reporting Date Using
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Cash equivalents	$0.0	$0.0	$0.0	$0.0
Senior Secured Notes	0.0	8.7	292.1	300.8
CLO Debt	0.0	0.0	68.8	68.8
CLO Equity	0.0	0.0	58.9	58.9
Subordinated Notes	0.0	0.0	4.4	4.4
Common Stock	0.0	0.0	4.2	4.2
Preferred Shares	0.0	0.0	1.8	1.8
Warrants to purchase equity	0.0	0.0	0.3	0.3
Total	$0.0	$8.7	$430.5	$439.2

A reconciliation of the fair value of investments for three months ended June 30, 2012, utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Note Investments	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Subordinated Note Investments	Common Stock Investments	Preferred Share Equity Investments	Warrants to Purchase Equity Investments	Total
Balance at March 31, 2012	$291.9	$70.5	$59.7	$4.9	$5.1	$2.3	$1.0	$435.4
Realized Gains included in earnings	1.3	0.0	0.0	0.0	0.0	0.0	0.1	1.4
Unrealized (depreciation) appreciation included in earnings	(1.9)	(2.4)	(0.8)	(0.2)	(0.9)	(0.6)	(0.3)	(7.1)
Accretion of discount	0.8	0.7	0.0	0.0	0.0	0.0	0.0	1.5
Purchases	62.1	0.0	0.0	0.0	0.0	0.0	0.0	62.1
Repayments and Sales	(66.0)	0.0	0.0	(0.3)	0.0	0.0	(0.5)	(66.8)
Payment in Kind income	3.9	0.0	0.0	0.0	0.0	0.1	0.0	4.0
Transfers in and/or out of level 3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Balance at June 30, 2012	$292.1	$68.8	$58.9	$4.4	$4.2	$1.8	$0.3	$430.5
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$(1.7)	$(2.4)	$(0.8)	$(0.2)	$(0.9)	$(0.6)	$(0.2)	$(6.8)

A reconciliation of the fair value of investments for six months ending June 30, 2012, utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Note Investments	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Subordinated Note Investments	Common Stock Investments	Preferred Share Equity Investments	Warrants to Purchase Equity Investments	Total
Balance at December 31, 2011	$279.2	$51.0	$39.3	$4.9	$3.1	$2.5	$0.8	$380.8
Realized Gains included in earnings	1.4	0.2	0.0	0.0	0.0	0.0	0.1	1.7
Unrealized (depreciation) appreciation included in earnings	(4.6)	3.2	2.8	(0.1)	1.1	(0.9)	(0.1)	1.4
Accretion of discount	1.6	1.3	0.0	0.0	0.0	0.0	0.0	2.9
Purchases	88.2	14.6	16.8	0.0	0.0	0.0	0.0	119.6
Repayments and Sales	(77.7)	(1.5)	0.0	(0.4)	0.0	0.0	(0.5)	(80.1)
Payment in Kind income	4.0	0.0	0.0	0.0	0.0	0.2	0.0	4.2
Transfers in and/or out of level 3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Balance at June 30, 2012	$292.1	$68.8	$58.9	$4.4	$4.2	$1.8	$0.3	$430.5
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$(5.2)	$3.4	$2.7	$(0.1)	$1.1	$(0.9)	$(0.2)	$0.8

Our assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10-35 at December 31, 2011, were as follows:

($ in millions)	Fair Value Measurements at Reporting Date Using
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Cash equivalents	$0.0	$0.0	$0.0	$0.0
Senior Secured Notes	0.0	10.7	279.2	289.9
CLO Debt	0.0	0.0	51.0	51.0
CLO Equity	0.0	0.0	39.3	39.3
Subordinated Notes	0.0	0.0	4.9	4.9
Common Stock	0.0	0.0	3.1	3.1
Preferred Shares	0.0	0.0	2.5	2.5
Warrants to purchase equity	0.0	0.0	0.8	0.8
Total	$0.0	$10.7	$380.8	$391.5

A reconciliation of the fair value of investments for the year ended December 31, 2011, utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Note Investments	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Subordinated Note Investments	Common Stock Investments	Preferred Share Equity Investments	Warrants to Purchase Equity Investments	Total
Balance at December 31, 2010	$173.9	$50.4	$8.9	$6.0	$5.8	$2.0	$0.5	$247.5
Realized Losses included in earnings	2.7	0.9	0.0	0.0	0.0	0.0	0.0	3.6
Unrealized (depreciation) appreciation included in earnings	(5.7)	(9.5)	(1.5)	(0.4)	(2.7)	0.1	0.3	(19.4)
Accretion of discount	2.8	2.2	0.0	0.0	0.0	0.0	0.0	5.0
Purchases	230.0	10.6	31.9	0.0	0.0	0.0	0.0	272.5
Repayments and Sales(1)	(113.8)	(3.6)	0.0	(0.7)	0.0	0.4	0.0	(117.7)
Transfers in and/or out of level 3	(10.7)	0.0	0.0	0.0	0.0	0.0	0.0	(10.7)
Balance at December 31, 2011	$279.2	$51.0	$39.3	$4.9	$3.1	$2.5	$0.8	$380.8
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$(4.1)	$(8.8)	$(1.3)	$(0.3)	$(2.7)	$0.1	$0.3	$(16.8)

(1)	Includes PIK income of approximately $1.5 million and rounding adjustments to reconcile period balances.

OTHER ACCOUNTING POLICIES

Interest Income Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected.

Payment in Kind Interest

We have investments in our portfolio which contain a PIK provision. The PIK income is added to the principal balance of the investment and is recorded as income. To maintain our status as a RIC, this income must be paid out to stockholders in the form of dividends, even though we have not collected any cash. For the year ended December 31, 2011 we recorded PIK interest income of approximately $1,474,000. For the years ended December 31, 2010 and 2009, we recorded approximately $710,000 and $162,000 in PIK interest income, respectively.

In addition, we recorded original issue discount income of approximately $5,011,000, $5,578,000 and $2,783,000 for the years ended December 31, 2011, 2010 and 2009, respectively, representing the amortization of the discount attributed to certain debt securities purchased by us, including original issue discount (“OID”) and market discount.

Other Income

Other income includes closing fees, or origination fees, associated with investments in portfolio companies. Such fees are normally paid at closing of our investments, are fully earned and non-refundable, and are generally non-recurring.

Managerial Assistance Fees

The 1940 Act requires that a business development company offer managerial assistance to its portfolio companies. We offer to provide managerial assistance to our portfolio companies in connection with our investments and may receive fees for our services. We have not received any fees for such services since inception.

Federal Income Taxes

We intend to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, we are required to distribute at least 90% of our investment company taxable income, as defined by the Code.

Because the calculation of our investment company taxable income as determined under the Code differs from the determination of net investment income and realized gains under accounting principles generally accepted in the United States, we may be required by the Code to distribute more or less than our net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, the cost basis of the portfolio investments at December 31, 2011 and December 31, 2010 was approximately $408,054,145 and $241,093,000, respectively.

RECENT DEVELOPMENTS

On July 26, 2012, our Board of Directors declared a cash dividend of $0.29 per share payable on September 28, 2012 to holders of record on September 14, 2012.

Public Offering of Common Stock

On August 20, 2012, we completed an underwritten public offering of 3,450,000 shares of our common stock for total net proceeds of approximately $32.4 million.

New CLO Transaction

On August 23, 2012, we completed a $160,000,000 CLO transaction. The secured and subordinated notes were issued by TICC CLO 2012-1, which is a newly formed special purpose vehicle that is a wholly-owned subsidiary of TICC. TICC presently owns all of the 2012 Subordinated Notes and $3,000,000 of class D-1 notes issued in the CLO transaction. The secured notes of the 2012 Securitization Issuer have an aggregate face amount of $120,000,000 and were issued in four classes. The class A-1 notes have an initial face amount of $88,000,000, are rated AAA(sf)/Aaa(sf) by Standard & Poor’s Ratings Services (S&P) and Moody’s Investors Service, Inc. (Moody’s), respectively, and bear interest at three-month LIBOR plus 1.75%. The class B-1 notes have an initial face amount of $10,000,000, are rated AA(sf)/Aa2(sf) by S&P and Moody’s, respectively, and bear interest at three-month LIBOR plus 3.50%. The class C-1 notes have an initial face amount of $11,500,000, are rated A(sf)/A2(sf) by S&P and Moody’s, respectively, and bear interest at three-month LIBOR plus 4.75%. The class D-1 notes have an initial face amount of $10,500,000, are rated BBB(sf)/Baa2(sf) by S&P and Moody’s, respectively, and will bear interest at three-month LIBOR plus 5.75%. The secured notes of the 2012 Securitization Issuer have a stated maturity date of August 25, 2023 and are subject to a two year non-call period. This CLO has a four year reinvestment period.

On September 26, 2012, we completed a private placement of the Convertible Notes. A total of $105 million aggregate principal amount of the Convertible Notes were issued at the closing. An additional $10 million aggregate principal amount of the Convertible Notes were issued on October 22, 2012 pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Notes. The Convertible Notes are convertible into shares of our common stock based on an initial conversion rate of 87.2448 shares of our common stock per $1,000 principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $11.46 per share of common stock. The conversion price for the Convertible Notes will be reduced for quarterly cash dividends paid to common shares to the extent that the quarterly dividend exceeds $0.29 cents per share, subject to adjustment. The Convertible Notes will bear interest at an annual rate of 7.50%, payable semiannually in arrears on May 1 and November 1 of each year, beginning May 1, 2013. The Convertible Notes bear interest at an annual rate of 7.50%, payable semiannually in arrears on May 1 and November 1 of each year, beginning May 1, 2013. The Convertible Notes mature on November 1, 2017, unless previously converted in accordance with their terms. The Convertible Notes are our general unsecured obligations, rank equally in right of payment with our future senior unsecured debt, and rank senior in right of payment to any potential subordinated debt, should any be issued in the future.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are subject to financial market risks, including changes in interest rates. As of June 30, 2012, three debt investments in our portfolio were at a fixed rate, and the remaining seventy-one debt investments were at variable rates, representing approximately $23.9 million and $393.3 million in principal debt, respectively. At June 30, 2012, $389.8 million of our variable rate investments were income producing. The variable rates are based upon the five-year Treasury note, the Prime rate or LIBOR, and, in the case of our bilateral investments, are generally reset annually, whereas our non-bilateral investments generally reset quarterly. We expect that future debt investments will generally be made at variable rates. Many of the variable rate investments contain floors.

To illustrate the potential impact of a change in the underlying interest rate on our net increase in net assets resulting from operations, we have assumed a 1% increase or decrease in the underlying five-year Treasury note, the Prime rate or LIBOR, and no other change in our portfolio as of June 30, 2012. We have also assumed outstanding borrowings of $101,250,000. Under this analysis, net investment income would be essentially unchanged on an annual basis, due to the amount of investments in our portfolio which have implied floors that would be unaffected by a 1% change in the underlying interest rate. However, if the increase in rates was more significant, such as 5%, the net effect on the net increase in net assets resulting from operations would be an increase of approximately $9.4 million. To the extent that the rate underlying certain investments, as well as our borrowings, is at an historic low, it may not be possible for the underlying rate to decrease by 1% or 5%, and the impact of that reality is reflected in this analysis. Although management believes that this analysis is indicative of our existing interest rate sensitivity, it does not adjust for changes in the credit quality, size and composition of our portfolio, and other business developments, including a change in the level of our borrowings, that could affect the net increase in net assets resulting from operations. Accordingly, no assurances can be given that actual results would not differ materially from the results under this hypothetical analysis.

We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of the end of each fiscal year since our formation. The reports of our independent registered public accounting firm covering the total amount of senior securities outstanding as of December 31, 2011, 2007 and 2006 are attached as exhibits to the registration statement of which this prospectus is a part.

Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
2012 (as of June 30, 2012, unaudited)	$101,250,000	$4,522	—	N/A
2011	$101,250,000	$3,998	—	N/A
2010	$—	$—	—	N/A
2009	$—	$—	—	N/A
2008	$—	$—	—	N/A
2007	$136,500,000	$2,885	—	N/A
2006	$58,500,000	$5,638	—	N/A
2005	$—	$—	—	N/A
2004	$—	$—	—	N/A
2003	$—	$—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented. For the years ended 2006 and 2007, senior securities are represented by indebtedness under a credit facility with Royal Bank of Canada as agent. For the year ended December 31, 2011, senior securities are represented by senior notes issued by TICC CLO LLC.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.
(4)	Not applicable because senior securities are not registered for public trading.

BUSINESS

Overview

We are a specialty finance company principally providing capital to primarily non-public small- to medium-sized companies. Our investment objective is to maximize our portfolio’s total return. Our primary focus is to seek current income by investing in corporate debt securities. Our debt investments may include bilateral loans (loans where we hold the entirety of a particular loan) and syndicated loans (those where multiple investors hold portions of that loan). We have and may continue to invest in structured finance investments, including CLO investment vehicles, that own debt securities. We may also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make debt investments or equity investments. We may also invest in publicly traded debt and/or equity securities. As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets.

Our capital is generally used by our portfolio companies to finance organic growth, acquisitions, recapitalizations and working capital. Our investment decisions are based on extensive analysis of potential portfolio companies’ business operations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property. In making our CLO investments, we consider the indenture structure for that vehicle, its operating characteristics and compliance with its various indenture provisions, as well as its corporate loan-based collateral pool.

We generally expect to invest between $5 million and $25 million in each of our portfolio companies, although this investment size may vary proportionately as the size of our capital base changes and market conditions warrant, and accrue interest at fixed or variable rates. We expect that our investment portfolio will be diversified among a large number of investments with few investments, if any, exceeding 5% of the total portfolio.

While the structures of our investments will vary, and while we invest across a wide range of different industries, we have historically overweighted our investments in the debt of technology-related companies. We seek to invest in entities that, as a general matter, have been operating for at least one year prior to the date of our investment and that will, at the time of our investment, have employees and revenues, and are cash flow positive. Many of these companies will have financial backing provided by private equity or venture capital funds or other financial or strategic sponsors at the time we make an investment. The types of portfolio companies in which we invest, however, will generally be considered below investment grade, and their debt securities may in turn be referred to as “junk.” In addition, many of the debt securities we hold typically do not fully amortize prior to maturity, which potentially heightens the risk that we may lose all or part of our investment.

We have historically and may continue to borrow funds to make investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, TICC Management, will be borne by our common stockholders.

Securitization Vehicles

On August 10, 2011, we completed a $225.0 million debt securitization financing transaction. The Class A Notes offered in the debt securitization were issued by the Securitization Issuer, a subsidiary of Holdings, which is in turn a direct subsidiary of TICC, and the notes are secured by the assets held by the Securitization Issuer. The securitization was executed through a private placement of $101.25 million of Aaa/AAA Class A Notes of the 2011 Securitization Issuer. Holdings retained all of the 2011 Subordinated Notes, which totaled $123.75 million, and retained all the membership interests in the 2011 Securitization Issuer.

Each of the 2011 Securitization Issuer, which was formed in connection with the CLO transaction described above, and the 2012 Securitization Issuer described below, are consolidated subsidiaries of TICC

Capital Corp. Each was formed to provide us with access to additional capital for investment by permitting us to issue debt securities, through both vehicles, to securitize a portion of our existing portfolio investments, selected by us, that were originated using our typical investment process. The debt securities were issued by such vehicles in connection with their formation in private placement transactions exempt from registration under the Securities Act. While neither vehicle currently intends to do so, each vehicle has the ability to issue additional securities under certain limited circumstances. Specifically, the 2011 Securitization Issuer may be able to issue additional securities through a supplemental indenture approved by the requisite number of noteholders and the 2012 Securitization Issuer is permitted to issue additional securities during a four year reinvestment period.

In addition, because each is a consolidated subsidiary, we did not recognize any gain or loss on the transfer of any of our portfolio assets to such vehicles in connection with the CLO transactions to which they relate. However, while not expressly named, TICC Management, our investment adviser, and BDC Partners, our administrator, may be entitled to indemnification under certain agreements we entered into to serve as collateral manager for both vehicles as a result of their affiliation with us. Although we have no present plans to do so, we may elect to securitize additional portfolio investments in the future in a manner similar to the two vehicles we have previously sponsored.

Organizational and Regulatory Structure

Our investment activities are managed by TICC Management. TICC Management is an investment adviser registered under the Advisers Act. TICC Management is owned by BDC Partners, its managing member, and Charles M. Royce, our non-executive Chairman who holds a minority, non-controlling interest in TICC Management. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, are the members of BDC Partners. Under our Investment Advisory Agreement with TICC Management, we have agreed to pay TICC Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Portfolio Management —  Investment Advisory Agreement.”

We were founded in July 2003 and completed an initial public offering of shares of our common stock in November 2003. We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to meet certain regulatory tests, including the requirement to invest at least 70% of our total assets in eligible portfolio companies. See “Regulation as a Business Development Company.” In addition, we have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code.

Set forth below is a chart detailing our organizational structure.

Recent Developments

Public Offering of Common Stock

On August 20, 2012, we completed an underwritten public offering of 3,450,000 shares of our common stock for total net proceeds of approximately $32.4 million.

New CLO Transaction

On August 23, 2012, we completed a $160,000,000 CLO transaction. The secured and subordinated notes were issued by TICC CLO 2012-1, which is a newly formed special purpose vehicle that is a wholly-owned subsidiary of TICC. TICC presently owns all of the 2012 Subordinated Notes and $3,000,000 of class D-1 notes issued in the CLO transaction. The secured notes of the 2012 Securitization Issuer have an aggregate face amount of $120,000,000 and were issued in four classes. The class A-1 notes have an initial face amount of $88,000,000, are rated AAA(sf)/Aaa(sf) by Standard & Poor’s Ratings Services (S&P) and Moody’s Investors Service, Inc. (Moody’s), respectively, and bear interest at three-month LIBOR plus 1.75%. The class B-1 notes have an initial face amount of $10,000,000, are rated AA(sf)/Aa2(sf) by S&P and Moody’s, respectively, and bear interest at three-month LIBOR plus 3.50%. The class C-1 notes have an initial face amount of $11,500,000, are rated A(sf)/A2(sf) by S&P and Moody’s, respectively, and bear interest at three-month LIBOR plus 4.75%. The class D-1 notes have an initial face amount of $10,500,000, are rated BBB(sf)/Baa2(sf) by S&P and Moody’s, respectively, and will bear interest at three-month LIBOR plus 5.75%. The secured notes of the 2012 Securitization Issuer have a stated maturity date of August 25, 2023 and are subject to a two year non-call period. This CLO has a four year reinvestment period.

On September 26, 2012, we completed a private placement of the Convertible Notes. A total of $105 million aggregate principal amount of the Convertible Notes were issued at the closing. An additional $10 million aggregate principal amount of the Convertible Notes were issued on October 22, 2012 pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Notes. The Convertible Notes are convertible into shares of our common stock based on an initial conversion rate of 87.2448 shares of our common stock per $1,000 principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $11.46 per share of common stock. The conversion price for the Convertible Notes will be reduced for quarterly cash dividends paid to common shares to the extent that the quarterly dividend exceeds $0.29 cents per share, subject to adjustment. The Convertible Notes will bear interest at an annual rate of 7.50%, payable semiannually in arrears on May 1 and November 1 of each year, beginning May 1, 2013. The Convertible Notes bear interest at an annual rate of 7.50%, payable semiannually in arrears on

May 1 and November 1 of each year, beginning May 1, 2013. The Convertible Notes mature on November 1, 2017, unless previously converted in accordance with their terms. The Convertible Notes are our general unsecured obligations, rank equally in right of payment with our future senior unsecured debt, and rank senior in right of payment to any potential subordinated debt, should any be issued in the future.

Our Corporate Information

Our headquarters are located at 8 Sound Shore Drive, Suite 255 Greenwich, Connecticut and our telephone number is (203) 983-5275.

Current Market Conditions and Investment Opportunity

Current market conditions appear generally stable. During 2011 and through the quarter ended June 30, 2012, we saw much less severe price volatility for corporate loans (compared with the prior three year period), consistent with many other parts of the debt and equity markets. During 2012, the market for new investments has become more competitive and yields have generally decreased. We expect the market for new investments to remain competitive through the remainder of 2012. In view of the above circumstances, we continue to invest in syndicated and larger middle-market loans, and, opportunistically, in certain structured finance investments, including collateralized loan obligation investment vehicles, and continue to be active in those markets.

Competitive Advantages

We believe that we are well positioned to provide financing primarily to middle-market companies for the following reasons:

•	Expertise in credit analysis and monitoring investments;
•	Flexible investment approach; and
•	Established transaction sourcing network.

Expertise in credit analysis and monitoring investments

While our investment focus is on middle-market companies, we have invested, and in the future will likely continue to invest, in larger and smaller companies and in other investment structures on an opportunistic basis. Most recently, we have invested in a number of CLO investment vehicles. We believe our experience in analyzing middle-market companies and CLO investment structures, as detailed in the biographies of TICC Management’s senior investment professionals, affords us a sustainable competitive advantage over lenders with limited experience in investing in these markets. In particular, we have expertise in evaluating the operating characteristics of middle-market companies as well as the structural features of CLO investments, and monitoring the credit risk of such investments after closing until full repayment.

•	Jonathan H. Cohen, our Chief Executive Officer, has more than 21 years of experience in debt and equity research and investment. Mr. Cohen is also the Chief Executive Officer of T2 Advisers, LLC, the investment manager of Greenwich Loan Income Fund Limited (LSE AIM: GLIF), a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries globally, and which also serves as collateral manager of T2 Income Fund CLO I Ltd., a CLO vehicle sponsored by Greenwich Loan Income Fund Limited. Mr. Cohen has also served as Chief Executive Officer and a Director of Oxford Lane Capital Corp. (NasdaqGS: OXLC), a registered closed-end fund, and as Chief Executive Officer of its investment adviser, Oxford Lane Management, LLC (“Oxford Lane Management”), since 2010. Mr. Cohen was previously the managing member, and a principal of JHC Capital Management, a registered investment adviser that served as the sub-adviser to the Royce Technology Value Fund, a technology-focused mutual fund. Prior to that, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen serves on the board of Algorithmic Implementations, Inc. (d/b/a Ai Squared) and is member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University.
•	Saul B. Rosenthal, our President and Chief Operating Officer, has 14 years of experience in the capital markets, with a focus on middle-market transactions. Mr. Rosenthal is also the President of

T2 Advisers, LLC, which serves as the investment manager of Greenwich Loan Income Fund Limited (LSE AIM: GLIF), a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries globally, and which also serves as collateral manager of T2 Income Fund CLO I Ltd., a CLO vehicle sponsored by Greenwich Loan Income Fund Limited. In addition, Mr. Rosenthal has served as President and a Director of Oxford Lane Capital Corp. (NasdaqGS: OXLC), a registered closed-end fund, and as President of Oxford Lane Management, since 2010. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the board of Algorithmic Implementations, Inc. (d/b/a Ai Squared) and is a member of the board of the National Museum of Mathematics and the New York City chapter of the Young Presidents' Organization (YPO). Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law.
•	Darryl Monasebian is the Senior Managing Director and head of portfolio management of TICC Management, and also holds those same positions at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp. Mr. Monasebian has also served since 2005 as the senior managing director and head of portfolio management of T2 Advisers, LLC, the investment adviser to Greenwich Loan Income Fund Limited, a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries globally. Prior to joining TICC Management, LLC, Mr. Monasebian was a director in the Merchant Banking Group at BNP Paribas, and prior to that was a director at Swiss Bank Corporation and a senior account officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an investment analyst in the Corporate Investments Department. Mr. Monasebian received a B.S. in Management Science/Operations Research from Case Western Reserve University and a Masters of Business Administration from Boston University's Graduate School of Management.
•	Hari Srinivasan is a Managing Director and portfolio manager of TICC Management, and also holds those same positions at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., and at T2 Advisers, LLC, the investment adviser to Greenwich Loan Income Fund Limited, a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries globally. Previously, Mr. Srinivasan was a credit manager at Lucent Technologies from 2002 to 2005, focusing on restructuring and monetization of distressed assets in Lucent's vendor finance portfolio, and credit analysis of Lucent's telecom customers. Prior to that, Mr. Srinivasan was an analyst in the fixed income group at Lehman Brothers from 1998 to 2002. Mr. Srinivasan received a B.S. in Computer Science from Poona University, India and a Masters of Business Administration from New York University's Stern School of Business.

Flexible investment approach

While we must comply with the 1940 Act provisions applicable to BDCs, we have significant flexibility in selecting and structuring our investments. We also have fairly broad latitude as to the term and nature of our investments. We recognize that middle-market companies in some cases may make corporate development decisions that favorably impact long-term enterprise value at the expense of short-term financial performance. We believe that this fundamental investment perspective results in a more flexible approach to managing investments which facilitates positive, long-term relationships with our portfolio companies, bankers and other intermediaries and enables us to be a preferred source of capital to them. We also believe our approach enables our debt financing to be a viable alternative capital source for funding middle-market companies that wish to avoid the dilutive effects of equity financings.

We are not generally subject to the investment time requirements and reinvestment limitations of many private investment funds. These provisions typically require that such private funds invest capital within a set period of time and then ultimately return to investors the initial capital and associated capital gains, with certain limitation on reinvesting such capital. We believe that our ability to make investments at the most opportune time rather than based on a pre-agreed time horizon with the ability to reinvest such funds on an ongoing basis should help us to maximize returns on our invested capital.

Established deal sourcing network

Through the investment professionals of TICC Management, we have extensive contacts and sources from which to generate investment opportunities. These contacts and sources include private equity funds, companies, brokers and bankers. We believe that senior professionals of TICC Management have developed strong relationships within the investment community over their years within the banking, investment management and equity research field.

INVESTMENT PROCESS

  Identification of prospective portfolio companies

We identify and source new prospective portfolio companies through a network of venture capital and private equity funds, investment banks, accounting and law firms and direct company relationships. We have identified several criteria that we believe are important in seeking our investment objective. These criteria provide general guidelines for our investment decisions; however, we do not require each prospective portfolio company in which we choose to invest to meet all of these criteria.

•	Experienced management. We generally require that our portfolio companies have an experienced management team. We also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.
•	Significant financial or strategic sponsor and / or strategic partner. We prefer to invest in companies in which established private equity or venture capital funds or other financial or strategic sponsors have previously invested and are willing to make an ongoing contribution to the management of the business, including participation as board members or as business advisers.
•	Strong competitive position in industry. We seek to invest in companies that have developed a strong competitive position within their respective sector or niche of a specific industry.
•	Profitable and stable on a cash flow basis. We focus on companies that are profitable or nearly profitable and stable on an operating cash flow basis. Typically, we would not expect to invest in start-up companies.
•	Clearly defined exit strategy. Prior to making an investment in a debt security that is accompanied by an equity-based security in a portfolio company, we analyze the potential for that company to increase the liquidity of its common equity through a future event that would enable us to realize appreciation, if any, in the value of our equity interest. Liquidity events may include an initial public offering, a merger or an acquisition of the company, a private sale of our equity interest to a third party, or a purchase of our equity position by the company or one of its stockholders.
•	Liquidation value of assets. Although we do not operate as an asset-based lender, the prospective liquidation value of the assets, if any, collateralizing the debt securities that we hold is an important factor in our credit analysis. We emphasize both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, software code, customer lists, networks and databases.

  Due diligence

If a company meets some of the characteristics described above, we perform a preliminary due diligence review including company and technology assessments, market analysis, competitive analysis, evaluation of management, risk analysis and transaction size, pricing and structure analysis. The criteria delineated below provide general parameters for our investment decisions, although not all of such criteria will be followed in each instance. Upon successful completion of this preliminary evaluation process, we will decide whether to deliver a non-binding letter of intent, after which our administrator, BDC Partners, generally receives an upfront advance to cover our due diligence-related expenses, begin the due diligence process and move forward towards the completion of a transaction.

Our due diligence process generally includes the following elements:

Management team and financial sponsor

•	management assessment including a review of management’s track record with respect to product development, sales and marketing, mergers and acquisitions, alliances, collaborations, research and development outsourcing and other strategic activities, reference and background checks; and
•	financial sponsor reputation, track record, experience and knowledge (where a financial sponsor is present in a transaction).

Business

•	industry and competitive analysis;
•	customer and vendor interviews to assess both business prospects and standard practices of the company;
•	assessment of likely exit strategies; and
•	potential regulatory / legal issues.

Financial condition

•	detailed review of the historical financial performance and the quality of earnings;
•	development of detailed pro forma financial projections;
•	review of internal controls and accounting systems; and
•	review of assets and liabilities, including contingent liabilities.

Technology assessment

•	evaluation of intellectual property position;
•	review of research and development milestones;
•	analysis of core technology under development;
•	assessment of collaborations and other technology validations; and
•	assessment of market and growth potential.

Contemporaneous with our due diligence process, the investment team prepares a detailed credit memorandum for presentation to our Investment Committee, which currently consists of Messrs. Cohen and Rosenthal. Our Investment Committee reviews and approves each of our portfolio investments.

  Investment Structuring

We seek to achieve a high level of current income by investing in debt securities, consisting primarily of senior debt, senior subordinated debt and junior subordinated debt, of primarily non-public small- to medium-sized companies. We may also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans.

In structuring our investments, we seek to ascertain the asset quality as well as the earnings quality of our prospective portfolio companies. Frequently, we obtain a senior secured position and thus receive a perfected, first priority security interest in substantially all of our portfolio companies’ assets, which entitles us to a preferred position on payments in the event of liquidation, and in many cases a pledge of the equity by the equity owners. It should be noted, however, that because we are not primarily an asset-based lender, in the current economic environment, the value of collateral and security interests may dissipate rapidly. In addition, we seek to structure loan covenants to assist in the management of risk. Our loan documents ordinarily include affirmative covenants that require the portfolio company to take specific actions such as periodic financial reporting, notification of material events and compliance with laws, restrictive covenants that prevent portfolio companies from taking a range of significant actions such as incurring additional indebtedness or making acquisitions without our consent, covenants requiring the portfolio company to maintain or achieve specified financial ratios such as debt to cash flow and interest coverage, and operating covenants requiring them to maintain certain operational benchmarks such as minimum revenue or minimum cash flow. Our loan documents also provide protection against customary events of default such as non-payment, breach of covenant, insolvency and change of control.

Senior Debt

The senior debt in which we invest generally holds a senior position in the capital structure of a portfolio company. Such debt may include loans that hold the most senior position, loans that hold an equal ranking with other senior debt, or loans that are, in the judgment of our investment adviser, in the category of senior debt. A senior position in the borrower’s capital structure generally gives the holder of the senior debt a claim on some or all of the borrower’s assets that is senior to that of subordinated debt, preferred stock and common stock in the event the borrower defaults or becomes bankrupt. The senior debt in which we invest may be wholly or partially secured by collateral, or may be unsecured. However, there may be instances in which senior debt held by other investors is in a superior position in the borrower’s capital structure.

Senior Subordinated Debt

Senior subordinated debt is subordinated in its rights to receive its principal and interest payments from the borrower to the rights of the holders of senior debt. As a result, senior subordinated debt is riskier than senior debt. Although such loans are sometimes secured by significant collateral, we principally rely on the borrower’s cash flow for repayment. Additionally, we often receive warrants to acquire shares of stock in borrowers in connection with these loans.

Junior Subordinated Debt

Structurally, junior subordinated debt is subordinate in priority of payment to senior debt (and is often unsecured), but is senior in priority to equity. Junior subordinated debt often has elements of both debt and equity instruments, having the fixed returns associated with senior debt while also providing the opportunity to participate in the future growth potential of a company through an equity component, typically in the form of warrants. Due to its higher risk profile and less restrictive covenants, loans associated with junior subordinated debt financing generally earn a higher return than senior debt or senior subordinated debt instruments.

ONGOING RELATIONSHIPS WITH PORTFOLIO COMPANIES

Monitoring. We monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. We closely monitor the status and performance of each individual company on at least a quarterly and, in most cases, a monthly basis.

We have several methods of evaluating and monitoring the performance of our bilateral debt and equity positions, including but not limited to the following:

•	assessment of business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan;
•	periodic and regular contact with portfolio company management to discuss financial position, requirements and accomplishments;
•	periodic formal update interviews with portfolio company management and, if appropriate, the financial or strategic sponsor;
•	board observation rights; and
•	review of monthly and quarterly financial statements and financial projections for portfolio companies.

In addition, we may from time to time identify investments that require closer monitoring or become workout assets. In such cases, we will develop a strategy for workout assets and periodically gauge our progress against that strategy. As a private equity holder, we may incur losses from our investing activities from time to time, however we attempt where possible to work with troubled portfolio companies in order to recover as much of our investments as is practicable.

  Portfolio Grading

We have developed a credit grading system to monitor the quality of our debt investment portfolio. We use an investment rating scale of 1 to 5. The following table provides a description of the conditions associated with each debt investment. Equity securities are not graded.

Grade	Summary Description
1	Company is ahead of expectations and/or outperforming financial covenant requirements and such trend is expected to continue.
2	Full repayment of principal and interest is expected.
3	Closer monitoring is required. Full repayment of principal and interest is expected.
4	A reduction of interest income has occurred or is expected to occur. No loss of principal is expected.
5	A loss of some portion of principal is expected.

  Managerial assistance

As a business development company, we are required to offer managerial assistance to portfolio companies. This assistance typically involves monitoring the operations of portfolio companies, participating in their board and management meetings, consulting with and advising their officers and providing other organizational and financial guidance.

Portfolio Overview

We seek to create a portfolio that includes primarily senior secured loans, senior subordinated and junior subordinated debt investments, as well as warrants and other equity instruments we may receive in connection with such debt investments. We historically have invested between $5 million and $30 million in each of our portfolio companies with a goal of maintaining a diversified portfolio.

The following is a representative list of the industries in which we have invested:

• Software	• IT consulting
• IT value-added reseller	• Healthcare
• Structured finance	• Building development
• Printing and publishing	• Telecommunication services
• Semiconductor capital equipment	• Interactive voice messaging services
• Food products manufacturer	• Auto parts manufacturer
• Financial intermediaries	• Computer hardware
• Advertising	• Retail
• Business services	• Packaging and glass
• Education	• Cable/satellite television
• Enterprise software

Current market conditions appear generally stable. During 2011 and through the quarter ended June 30, 2012, we saw much less severe price volatility for corporate loans (compared with the prior three year period), consistent with many other parts of the debt and equity markets. During 2012, the market for new investments has become more competitive and yields have generally decreased. We expect the market for new investments to remain competitive through the remainder of 2012. In view of the above circumstances, we continue to invest in syndicated and larger middle-market loans, and, opportunistically, in certain structured finance investments, including collateralized loan obligation investment vehicles, and continue to be active in those markets.

TEN LARGEST PORTFOLIO INVESTMENTS AS OF JUNE 30, 2012

Our ten largest portfolio company investments at June 30, 2012, based on the combined fair value of the debt and equity securities we hold in each portfolio company, were as follows:

		At June 30, 2012
		($ in millions)
Portfolio Company	Industry	Cost	Fair Value	Fair Value Percentage of Total Portfolio
American Integration Technologies, LLC	semiconductor capital equipment	$21.2	$22.6	5.2%
Attachmate Corporation	enterprise software	17.5	17.6	4.0%
Algorithmic Implementations, Inc.	software	17.2	16.5	3.7%
Blue Coat Systems, Inc.	software	11.1	11.2	2.5%
SourceHov, LLC	business services	11.0	10.3	2.3%
ACA CLO 2007-1a sub	structured finance	10.6	10.2	2.3%
Vision Solutions, Inc.	software	9.9	9.9	2.3%
Endurance International Group, Inc.	web hosting	9.9	9.9	2.2%
Nextag, Inc.	retail	9.7	9.9	2.2%
Pegasus Solutions, Inc.	enterprise software	8.7	9.7	2.2%
Total		$126.8	$127.8	28.9%

For a description of the factors relevant to the changes in the value of the above portfolio investments for the period ended June 30, 2012, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio Grading.”

Set forth below are descriptions of the ten largest portfolio investments as of June 30, 2012:

  American Integration Technologies, LLC

American Integration Technologies, LLC (“AIT”) is a semiconductor capital equipment contract manufacturer. AIT specializes in precision sheet metal fabrication, tubular frame welding, integration of components and assembly of complex equipment, primarily used for the semiconductor industry.

Our original investment in AIT, which closed in May 2006, consisted of $12.0 million in senior secured notes. During April 2007, we invested an additional $15.0 million in senior secured notes. Also, during 2007 through 2008, AIT paid down approximately $6.1 million on the notes. In April 2010, the notes were restructured and AIT paid down approximately $2.0 million of the notes; as of June 30, 2012, $22.6 million remained outstanding. The notes were repaid in full in July 2012.

  Attachmate Corporation

Attachmate Corporation (“Attachmate”) is a provider of infrastructure software with a full suite of products that provide host access and host integration, system and security management and PC lifecycle management.

In May 2012, we purchased $8.0 million in 1st Lien senior secured notes and $10.0 million in 2nd Lien senior secured notes issued by Attachmate. We were repaid on our prior $4.9 million 1st Lien position in conjunction with the May refinancing. As of June 30, 2012, $18.0 million remained outstanding on our combined investment in the senior secured notes.

  Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)

Algorithmic Implementations, Inc. (“Ai Squared”) has been providing assistive technology for more than 15 years to computer users with low vision. The Company’s flagship product is ZoomText, a screen magnification and reading software application for the visually impaired.

Our investment in Ai Squared, which closed in September 2006, consisted of $22.0 million in senior secured notes and common stock. TICC and an individual investor each acquired 50% of the outstanding equity of Ai Squared in connection with our investment in the company. As of June 30, 2012, approximately $14.3 million remained outstanding on our investment in the senior secured notes.

  Blue Coat Systems, Inc.

Blue Coat System, Inc. (“Blue Coat”) designs and develops a family of appliances and software and associated services that secure, optimize, and accelerate web content over the Internet.

In February and June of 2012, we acquired $6.0 million 1st Lien senior secured notes issued by Blue Note, and during March, we acquired approximately $5.2 million in 2nd Lien senior secured notes. As of
June 30, 2012, approximately $11.2 million remained outstanding on our combined investment in the senior secured notes.

  SourceHov, LLC

SourceHov, LLC (aka SourceCorp) is a Business Process Outsourcing (“BPO”) company focused on healthcare, financial services, government and e-content management verticals.

In May 2012, we purchased $4.0 million in 2nd Lien senior secured notes issued by SourceHov. As of June 30, 2012, $12.0 million remained on our investment in the senior secured notes.

  ACA CLO 2007-1a

ACA CLO 2007-1, Limited (“ACA”) is a collateralized loan obligation (“CLO”) investing primarily in US-based senior secured loans and bonds.

In March 2012, we purchased subordinated notes at a cost of approximately $10.6 million. As of June 30, 2012, the notes have a cost of approximately $10.6 million.

  Vision Solutions, Inc.

Vision Solutions, Inc. (“Vision”) is a provider of information availability software, which is defined as software that prevents and manages system downtime.

In March 2011, we acquired $10.0 million of the 2nd lien senior secured notes issued by Vision. As of June 30, 2012, $10.0 million remained outstanding on our investment in the senior secured notes.

  Endurance International Group, Inc.

Endurance International Group (“Endurance”) is a provider of online solutions, including web hosting, domain names and applications to small and medium sized businesses (“SMB”) in the US, UK, and Canada.

In April 2012, we purchased $10.0 million in 1st Lien senior secured notes issued by Endurance. We were repaid on our prior $10.0 million 1st Lien position in conjunction with the April refinancing. As of
June 30, 2012, $10.0 million remained outstanding on our investment in the senior secured notes.

  Nextag, Inc.

Nextag, Inc. (“Nextag”) is a pure-play online comparison shopping marketplace with diversified operations in multiple vertical categories which enable consumers to find items to buy, compare products, prices and stores, and make purchases from online merchants.

In February 2011, we acquired $11.2 million in senior secured notes issued by Nextag. As of June 30, 2012, approximately $10.2 million remained outstanding on our investment in the senior secured notes.

  Pegasus Solutions, Inc.

Pegasus Solutions, Inc. (“Pegasus”) provides mission-critical technology and services to hotels and travel distributors. Pegasus’ services include central reservations systems (“CRSs”), distribution systems linking CRSs to travel agent systems and travel websites, third-party hotel marketing services and commission processing for hotels, travel agents and travel websites.

In January 2010, we acquired $4.8 million in second lien senior secured notes issued by Pegasus, and during September 2010, we acquired $3.0 million in first lien senior secured notes. As of June 30, 2012, approximately $8.9 million remained outstanding on our combined investment in the senior secured notes, including PIK interest.

Competition

Our primary competitors to provide financing to primarily non-public small- to medium-sized companies include private equity and venture capital funds, other equity and non-equity based investment funds, including other business development companies, and investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of these entities have greater financial and managerial resources than we will have. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities.”

Employees

We have no employees. Our day-to-day investment operations are managed by our investment adviser. In addition, we reimburse BDC Partners for an allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our chief financial officer, chief compliance officer, controller and other administrative support personnel.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut, where we occupy our office space pursuant to our Administration Agreement with BDC Partners. We believe that our office facilities are suitable and adequate for our business as it is presently conducted.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2012 regarding each portfolio company in which we have a debt or equity investment. The general terms of our loans and other investments are described in “Business — Investment Process — Investment Structuring.” We offer to make available significant managerial assistance to our qualified portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments.

NAME AND ADDRESS OF PORTFOLIO COMPANY(1)	INDUSTRY	INVESTMENT	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)
Senior Secured Notes
Airvana Network Solutions, Inc. 19 Alpha Road Chelmsford, MA 10824	telecommunication services	senior secured notes(4)(5)(6)(9) (10.00%, due March 25, 2015)	—	$2,643,605	$2,598,214
AKQA, Inc. 118 King Street 6th Floor San Fransisco, CA 94107	advertising	senior secured notes(4)(6)(9) (4.75%, due March 20, 2013)	—	5,862,665	5,745,407
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”) 130 Taconic Business Park Road Manchester Center, VT 05255	software	senior secured notes(4)(5)(6) (9.84%, due September 11, 2013)	—	14,221,653	14,300,000
American Integration Technologies, LLC 481 N. Dean Avenue Chandler, AZ 85226	semiconductor capital equipment	senior secured notes(3)(4)(5) (10.75%, due December 31, 2013)	—	21,216,890	22,643,906
Anchor Glass Container Corporation 401 E. Jackson Street, Ste. 2800 Tampa, FL 33602	packaging and glass	senior secured notes(4)(9) (6.00%, due March 2, 2016)	—	4,957,465	4,957,465
Attachmate Corporation 1500 Dexter Avenue Seattle, WA 98109	enterprise software	senior secured notes(4)(5)(9) (7.25%, due April 27, 2017)	—	7,842,472	7,900,000
		second lien senior secured notes(4)(5)(9) (11.00%, due November 22, 2018)	—	9,703,320	9,737,500
Band Digital Inc. (F/K/A “WHITTMANHART, Inc.”) 440 W. Ontario Street Chicago, IL 60610	IT consulting	senior secured notes(4)(6) (15.58%, due December 31, 2012)	—	1,863,000	1,863,000
Blue Coat Systems, Inc. 420 North Mary Avenue Sunnyvale, CA 94085	software	first lien senior secured notes(4)(5)(9) (7.50%, due February 15, 2018)	—	5,939,592	5,970,000
		second lien senior secured notes(4)(5) (11.50%, due August 15, 2018)	—	5,145,553	5,214,286
BNY Convergex 1633 Broadway New York, NY 10019	financial intermediaries	second lien senior secured notes(4)(9) (8.75%, due December 17, 2017)	—	1,869,158	1,771,875
CHS/Community Health Systems, Inc. 4000 Meridian Blvd Franklin, TN 37067	healthcare	senior secured notes(4)(5)(6)(9)(10) (3.97%, due July 25, 2014)	—	3,669,309	3,817,454
Diversified Machine, Inc. 28059 Center Oaks Court Wixom, MI 48393	autoparts manufacturer	first lien senior secured notes(4)(5)(9) (9.25%, due December 1, 2016)	—	2,809,835	2,639,164
Embanet-Compass Knowledge Group, Inc. 50 Northwest Point Blvd. Elk Grove Village, IL 60007	education	senior secured notes(4)(5)(6)(9) (5.50%, due June 27, 2017)	—	4,531,170	4,608,399
Endurance International Group, Inc. 70 Blanchard Road Burlington, MA 01803	web hosting	first lien senior secured notes(4)(5)(9) (7.75%, due December 28, 2016)	—	9,902,626	9,875,000
GenuTec Business Solutions, Inc. 28202 Cabot Road, Suite 650 Laguna Niguel, CA 92677	interactive voice messaging services	senior secured notes(4)(5)(7) (0.0%, due October 30, 2014)	—	3,175,517	—
Getty Images, Inc. 601 North 34th Street Seattle, WA 98103	printing and publishing	senior secured notes(4)(5)(6)(9) (5.26%, due November 5, 2016)	—	4,780,553	4,836,814

NAME AND ADDRESS OF PORTFOLIO COMPANY(1)	INDUSTRY	INVESTMENT	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)
Senior Secured Notes
Global Tel Link Corp. 12021 Sunset Hills Road, Suite 100 Reston, VA 20190	telecommunication services	senior secured notes(4)(5)(6)(9) (6.00%, due December 14, 2017)	—	6,733,125	6,727,537
Goodman Global, Inc. 5151 San Felipe, Suite 500 Houston, TX 77056	building and development	senior secured notes(4)(5)(6)(9) (5.75%, due October 28, 2016)	—	4,785,706	4,852,436
Grede Holdings LLC 4000 Town Center, Suite 500 Southfield, MI 48075	auto parts manufacturer	senior secured notes(4)(9) (7.00%, due April 3, 2017)	—	4,918,127	4,962,500
GXS Worldwide Inc. 100 Edison Park Drive Gaitherburg, MD 20878	business services	senior secured notes(5)(9) (9.75%, due June 15, 2015)	—	7,918,364	8,000,000
HHI Holdings LLC 2727 W. 14 Mile Road Royal Oak, MI 48073	auto parts manufacturer	senior secured notes(4)(5)(9) (7.00%, due March 21, 2017)	—	4,428,032	4,443,773
Hoffmaster Group, Inc. 2920 N. Main Street Oshkosh, WI 54901	retail	first lien senior secured notes(4)(5)(6)(9) (6.50%, due January 3, 2018)	—	6,952,862	6,965,003
Immucor, Inc. 3130 Gateway Drive Norcross, GA 30091-5625	healthcare	senior secured term B notes(4)(5)(9) (7.25%, due August 19, 2018)	—	4,319,203	4,482,998
InfoNXX Inc. 655 Madison Avenue 21st Floor New York, NY 10021	telecommunication services	second lien senior secured notes(4)(5)(9) (6.50%, due December 1, 2013)	—	6,768,457	6,475,000
Integra Telecom Holdings, Inc. 1201 NE Lloyd Boulevard, Suite 500 Portland, OR 97232	telecommunication services	first lien senior secured notes(4) (9.25%, due August 15, 2015)	—	7,447,584	7,520,844
Mercury Payment Systems, LLC Tech Center Plaza 10 Burnett Court, Suite 300 Durango, CO 81301	financial intermediaries	senior secured notes(4)(6)(9) (5.50%, due July 1, 2017)	—	3,960,000	3,950,100
Merrill Communications, LLC One Merrill Circle St. Paul, MN 55108	printing and publishing	second lien senior secured notes(3)(4)(5)(9) (12.00% cash/2.77% PIK, due November 15, 2013)	—	6,273,676	3,824,011
Mirion Technologies, Inc. Bishop Ranch 8 3000 Executive Parkway Suite 222 San Ramon, CA 94583	utilities	senior secured notes(4)(9) (6.25%, due March 30, 2018)	—	2,445,412	2,481,281
National Healing Corp. 4850 T-Rex Avenue, Suite 300 Boca Raton, Florida 33431	healthcare	senior secured notes(4)(5)(9) (8.25%, due November 30, 2017)	—	7,997,076	8,222,914
Nextag, Inc. 1300 South El Camino Real Suite 600 San Mateo, CA 94402	retail	senior secured notes(4)(5)(6)(9) (7.00%, due January 27, 2016)	—	9,733,004	9,853,977
NAB Holdings, LLC 250 Stephenson Hwy Troy, MI 48083	financial intermediaries	first lien senior secured notes(4)(5)(6)(9) (7.00%, due April 24, 2018)	—	5,942,563	5,977,500
Pegasus Solutions, Inc. Campbell Centre I 8350 North Central Expressway Suite 1900 Dallas, TX 75206	enterprise software	first lien senior secured notes(3)(4)(5)(6)(9) (7.75% cash/0.75% PIK, due April 17, 2013)	—	2,419,744	2,430,814
		second lien senior secured notes(3)(5)(6) (0.00% Cash/13.00% PIK, due April 15, 2014)	—	4,943,115	5,432,258
Petco, Inc. 9125 Rehco Road San Diego, CA 92121	retail	senior secured notes(4)(9) (4.50%, due November 24, 2017)	—	4,737,270	4,904,950
Phillips Plastics Corporation 1201 Hanley Road Hudson, WI 54016	healthcare	senior secured notes(4)(5)(6)(9) (6.50%, due February 12, 2017)	—	2,954,737	2,947,725

NAME AND ADDRESS OF PORTFOLIO COMPANY(1)	INDUSTRY	INVESTMENT	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)
Senior Secured Notes
Plato, Inc. 5600 W 83rd St Bloomington, MN 55437	education	first lien senior secured notes(4)(5)(6)(9) (7.50%, due May 17, 2018)	—	4,920,000	4,968,750
Presidio IS Corp. 7601 Ora Glen Drive, Suite 100 Greenbelt, MD 20770	business services	senior secured notes(4)(6)(9) (7.25%, due March 31, 2017)	—	4,491,980	4,503,210
RBS Holding Company 30 East 33rd Street New York, NY 10016	printing and publishing	term B senior secured notes(4)(5)(9) (9.25%, due March 23, 2017)	—	4,906,232	2,962,500
Renaissance Learning PO Box 8036 Wisconsin Rapids, WI 54495	education	senior secured notes(4)(5)(9) (7.75%, due October 19, 2017)	—	3,824,541	3,965,038
Securus Technologies 14651 Dallas Parkway Dallas, TX 75254	telecommunication services	second lien senior secured notes(4)(5)(9) (10.75%, due May 18, 2018)	—	5,304,220	5,309,982
SkillSoft Corporation 107 Northeastern Boulevard Nashua, NH 03062	business services	senior secured notes(4)(5)(6)(9) (6.50%, due May 26, 2017)	—	4,951,624	5,020,568
SourceHOV, LLC 3232 McKinney Avenue Dallas, TX 75204	business services	second lien senior secured notes(4)(5) (10.50%, due May 19, 2018)	—	10,970,415	10,260,000
Sterling Infosystems, Inc. 249 West 17th Street Floor 6 New York, NY 10011	business services	senior secured notes(4)(5)(9) (7.27%, due February 1, 2018)	—	2,697,896	2,736,250
Stratus Technologies, Inc. 111 Powdermill Road Maynard, MA 01754-3409	computer hardware	first lien high yield notes(5)(9) (12.00%, due March 29, 2015)	—	8,962,032	8,318,100
Sunquest Information Systems, Inc. Williams Centre 250 South Williams Blvd. Tucson, AZ 85711	healthcare	senior secured notes(4)(5)(6)(9) (6.25%, due December 16, 2016)	—	4,852,702	4,921,142
Teleguam Holdings, LLC 624 North Marine Corps Drive Tamuning, Guam 96913	telecommunication services	second lien senior secured notes(4)(5)(9) (9.75%, due June 9, 2017)	—	4,646,991	4,476,563
Unitek Global Services, Inc. 177 Sentry Parkway West Gywnedd Hall, Suite 302 Blue Bell, PA 19422	IT consulting	tranche B term loan(4)(5)(9) (9.00%, due April 15, 2018)	—	7,716,971	7,761,600
US FT HoldCo. Inc. (A/K/A Fundtech) 30 Montgomery Street, Suite 501 Jersey City, NJ 07302	financial intermediaries	senior secured notes(4)(5)(6)(9) (7.50%, due November 30, 2017)	—	5,824,491	5,945,105
Vision Solutions, Inc 15300 Barranca Parkway Irvine, CA 92614	software	second lien senior secured notes(4)(5)(9) (9.50%, due July 23, 2017)	—	9,915,470	9,900,000
WEB.COM Group, Inc. 12808 Gran Bay Pkwy West Jacksonville, FL 32258	web hosting	senior secured notes(4)(5)(9)(10) (7.00%, due October 27, 2017)	—	6,293,990	6,762,194
Total Senior Secured Notes				$306,091,995	$300,745,107
Subordinated Notes
Fusionstorm, Inc. 2 Bryant Street, Suite 150 San Fransisco, CA 94105	IT value-added reseller	subordinated notes(4)(5)(6) (11.74%, due February 28, 2013)	—	$572,351	$555,611
Shearer's Food Inc. 692 Wabash Avenue North Brewster, OH 44613	food products manufacturer	subordinated notes(3)(4)(5)(9) (12.00% Cash/3.75% PIK, due March 31, 2016)	—	4,229,115	3,871,439
Total Subordinated Notes				$4,801,466	$4,427,050
Collateralized Loan Obligation — Debt Investments
Avenue CLO V LTD 2007-5A, 5X D1 c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO secured notes(4)(5)(10)(11) (3.92%, due April 25, 2019)	—	$2,414,596	$2,731,130

NAME AND ADDRESS OF PORTFOLIO COMPANY(1)	INDUSTRY	INVESTMENT	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)
Collateralized Loan Obligation — Debt Investments
Canaras CLO – 2007-1A E Templar House Don Road St. Helier Jersey JE1 2TR Channel Islands(13)	structured finance	CLO secured notes(4)(5)(10)(11) (4.82%, due June 19, 2021)	—	1,928,294	2,387,000
CIFC CLO – 2006-1A B2L c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO secured notes(4)(5)(10)(11) (4.47%, due October 20, 2020)	—	1,725,893	2,151,001
Emporia CLO 2007 3A E c/o Walkers SPV Limited PO Box 908GT Walker House Mary Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO secured notes(4)(5)(10)(11) (4.17%, due April 23, 2021)	—	4,187,621	3,475,039
Flagship 2005-4A D c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO secured notes(4)(5)(10)(11) (5.22%, due June 1, 2017)	—	1,704,495	2,025,066
Harbourview CLO VI LTD 6 6X D Walker House 87 Mary Street George Town, Grand Cayman KY1-9002 Cayman Islands(13)	structured finance	CLO secured notes(4)(5)(10)(11) (4.16%, due December 27, 2019)	—	3,254,979	3,192,000
Harch 2005-2A BB CLO c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO secured notes(4)(5)(10)(11) (5.47%, due October 22, 2017)	—	2,694,103	3,659,265
Hewetts Island CDO 2007-1RA E c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CDO secured notes(4)(5)(6)(10)(11) (7.22%, due November 12, 2019)	—	1,932,224	2,555,445
Hewetts Island CDO III 2005-1A D c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CDO secured notes(4)(5)(10)(11) (6.22%, due August 9, 2017)	—	3,665,823	5,276,604
Hewetts Island CDO IV 2006-4 E c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CDO secured notes(4)(5)(10)(11) (5.02%, due May 9, 2018)	—	5,688,321	5,934,006
Kingsland LTD 2007 4A E c/o Maples Finance Limited Queensgate House P.O. Box 1093 GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CDO secured notes(4)(5)(10)(11) (3.82%, due April 16, 2021)	—	2,526,155	2,321,200

NAME AND ADDRESS OF PORTFOLIO COMPANY(1)	INDUSTRY	INVESTMENT	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)
Collateralized Loan Obligation — Debt Investments
Landmark V CDO LTD c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CDO senior secured notes(4)(5)(6)(10)(11) (5.72%, due June 1, 2017)	—	2,324,521	2,838,567
Latitude II CLO 2006 2A D c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CDO senior secured notes(4)(5)(6)(10)(11) (4.22%, due December 15, 2018)	—	1,629,602	1,809,932
Latitude III CLO 2007-3A c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CDO secured notes(4)(5)(10)(11) (4.22%, due April 11, 2021)	—	1,990,876	2,506,800
Lightpoint CLO 2007-8A c/o Walkers SPV P.O. Box 908GT Walker House 87 Mary Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CDO secured notes(4)(5)(10)(11) (6.97%, due July 25, 2018)	—	2,985,924	4,030,500
Loomis Sayles CLO 2006-1AE c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CDO secured notes(4)(5)(10)(11) (4.32%, due October 26, 2020)	—	1,949,461	2,171,243
Marlborough Street CLO LTD 2007 1A E c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CDO secured notes(4)(5)(10)(11) (4.12%, due April 18, 2019)	—	2,089,029	2,037,900
Muir Grove CLO LTD 2007 1X E c/o Maples Finance Limited Boundary Hall, Cricket Square P.O. Box 1093 GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CDO secured notes(4)(5)(10)(11) (8.47%, due March 25, 2020)	—	6,787,370	6,775,696
Ocean Trails CLO II 2007-2a-d c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO subordinated secured notes(4)(5)(10)(11) (4.97%, due June 27, 2022)	—	2,136,672	2,320,844
Primus 2007 2X Class E CLO c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO notes (4)(5)(10)(11) (5.22%, due July 15, 2021)	—	2,191,451	1,870,858
Prospero CLO II BV Fred Roeskestraat 123 1076 EE Amsterdam The Netherlands(13)	structured finance	CLO senior secured notes(4)(5)(10)(11) (4.42%, due October 20, 2022)	—	4,496,991	6,737,940
Total Collateralized Loan Obligation — Debt Investments				$60,304,401	$68,808,036

NAME AND ADDRESS OF PORTFOLIO COMPANY(1)	INDUSTRY	INVESTMENT	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)
Collateralized Loan Obligation — Equity Investments
ACA CLO 2006-2, Limited c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO preferred equity(10)(11)	20.3%	$2,200,000	$3,850,000
ACA CLO 2007-1a sub c/o Maples Finance Limited Queensgate House P.O. Box 1093 GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO preferred equity(10)(11)	45.0%	10,583,500	10,248,000
Canaras CLO Equity – 2007-1A, 1X Templar House Don Road St. Helier Jersey JE1 2TR Channel Islands(13)	structured finance	CLO income notes(10)(11)	21.4%	4,355,000	4,050,000
GALE 2007-4A CLO c/o Maples Finance Limited Queensgate House PO Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO income notes(10)(11)	7.3%	1,965,000	2,250,000
GSC Partners 2007-8X Sub CDO c/o Mapes Finance Limited Queensgate House P.O. Box 1093 GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO income notes(10)(11)	20.7%	4,110,000	5,100,000
Harbourview – 2006A CLO Equity Walker House 87 Mary Street George Town, Grand Cayman KY1-9002 Cayman Islands(13)	structured finance	CDO subordinated notes(10)(11)	12.6%	3,639,870	3,668,600
Jersey Street 2006-1A CLO LTD c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO income notes(10)(11)	21.7%	4,924,237	4,436,250
Kingsland LTD 2007-4X Sub c/o Maples Finance Limited Queensgate House P.O. Box 1093 GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO income notes(10)(11)	1.4%	402,500	490,000
Lightpoint CLO 2005-3X c/o Walkers SPV Limited P.O. Box 908GT Walker House Mary Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO income notes(10)(11)	12.8%	3,330,000	2,880,000
Lightpoint CLO VII LTD 2007-7 c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CDO subordinated notes(10)(11)	6.0%	1,562,500	1,650,000

NAME AND ADDRESS OF PORTFOLIO COMPANY(1)	INDUSTRY	INVESTMENT	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)
Collateralized Loan Obligation — Equity Investments
Marlborough Street 2007-1A c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO income notes(10)(11)	10.0%	1,739,000	1,715,500
OCT11 2007-1A CLO c/o Maples Finance Limited P.O. Box 1093GT Boundary Hall, Cricket Square George Town, Grand Cayman Cayman Islands(13)	structured finance	CLO income notes(10)(11)	5.9%	2,434,163	2,289,375
Rampart 2007-1A CLO Equity c/o Deutsche Bank (Cayman) Ltd. P.O. Box 1984 Boundary Hall, Cricket Square 171 Elgin Ave Grand Cayman KY1-1104 Cayman Islands(13)	structured finance	CDO subordinated notes(10)(11)	8.7%	3,412,500	2,940,000
Sargas CLO 2006-1A c/o Maples Finance Limited Queensgate House P.O. Box 1093GT South Church Street George Town, Grand Cayman Cayman Islands(13)	structured finance	CDO subordinated notes(10)(11)	32.9%	4,945,500	7,373,000
Stone Tower CLO LTD 2007 7X c/o Deutsche Bank (Cayman) Limited P.O. Box 1984 Boundary Hall, Cricket Square 171 Elgin Avenue Grand Cayman KY1-1104 Cayman Islands(13)	structured finance	CDO subordinated notes(10)(11)	12.7%	6,265,000	5,950,000
Total Collateralized Loan Obligation – Equity Investments				$55,868,770	$58,890,725
Common Stock
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”) 130 Taconic Business Park Road Manchester Center, VT 05255	software	common stock(12)	47.2%	$3,000,000	$2,150,000
Integra Telecom Holdings, Inc. 1201 NE Lloyd Boulevard, Suite 500 Portland, OR 97232	telecommunication services	common stock(7)(12)	0.6%	1,712,397	1,962,890
Pegasus Solutions, Inc. Campbell Centre I 8350 North Central Expressway Suite 1900 Dallas, TX 75206	enterprise software	common equity(7)(12)	0.8%	62,595	118,064
Stratus Technologies, Inc. 111 Powdermill Road Maynard, MA 01754-3409	computer hardware	common equity(7)(12)	0.5%	377,928	—
Total Common Stock Investments				$5,152,920	$4,230,954
Preferred Equity
GenuTec Business Solutions, Inc. 28202 Cabot Road, Suite 650 Laguna Niguel, CA 92677	interactive voice messaging services	convertible preferred stock(7)(15)	67.0%	$1,500,000	—
Pegasus Solutions, Inc. Campbell Centre I 8350 North Central Expressway Suite 1900 Dallas, TX 75206	enterprise software	preferred equity (14.00% PIK dividend)(3)	7.8%	1,278,005	1,723,344
Stratus Technologies, Inc. 111 Powdermill Road Maynard, MA 01754-3409	computer hardware	preferred equity(7)	0.5%	186,622	63,784
Total Preferred Equity Investments				$2,964,627	$1,787,128

NAME AND ADDRESS OF PORTFOLIO COMPANY(1)	INDUSTRY	INVESTMENT	PERCENTAGE OF CLASS HELD	COST	FAIR VALUE(2)
Warrants
Band Digital Inc. (F/K/A “WHITTMANHART, Inc.”) 440 W. Ontario Street Chicago, IL 60610	IT consulting	warrants to purchase common stock(7)(12)(14)	0.0%	$—	$—
Fusionstorm, Inc. 2 Bryant Street, Suite 150 San Fransisco, CA 94105	IT value-added reseller	warrants to purchase common stock(7)(12)	3.4%	725,000	336,500
Total Warrants				$725,000	$336,500
Total Investments				$435,909,179	$439,225,500

(1)	Other than Algorithmic Implementation, Inc. (d/b/a Ai Squared), which we may be deemed to control, we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Portfolio includes $42,139,230 of principal amount of debt investments which contain a PIK provision. Portfolio also includes one preferred equity position which contains a PIK dividend provision.
(4)	Notes bear interest at variable rates.
(5)	Cost value reflects accretion of original issue discount or market discount.
(6)	Cost value reflects repayment of principal.
(7)	Non-income producing at the relevant period end.
(8)	Aggregate gross unrealized appreciation for federal income tax purposes is $21,189,106; aggregate gross unrealized depreciation for federal income tax purposes is $36,401,304. Net unrealized depreciation is $15,212,198 based upon a tax cost basis of $454,437,698.
(9)	All or a portion of this investment represents TICC CLO LLC collateral.
(10)	Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company's total assets at the time of acquisition of any additional non-qualifying assets.
(11)	Investment not domiciled in the United States.
(12)	Expressed as a percentage of common equity outstanding, assuming conversion of any warrants or convertible securities into the underlying common equity.
(13)	The listed address is the registered office of the issuer.
(14)	Warrants only become exercisable upon the earlier of a liquidation event involving Band Digital Inc., including the sale of or initial public offering of Band Digitial Inc., and the repayment of the outstanding senior notes.
(15)	Subject to an economic-share adjustment, upon a realization event, with equity co-owner.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.

Value, as defined in Section 2(a)(41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by our Board of Directors.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We are required to specifically value each individual investment on a quarterly basis. Our investments are valued in accordance with written valuation procedures, which are approved by our Board of Directors and are in compliance with Section 2(a)(41) of the 1940 Act.

Our Board of Directors determines the value of our investment portfolio each quarter. In connection with that determination, members of TICC Management’s portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. Since March 2004, we have engaged third-party valuation firms to provide assistance in valuing our bilateral investments and, more recently, for our syndicated loans, although our Board of Directors ultimately determines the appropriate valuation of each such investment.

Our process for determining the fair value of a bilateral investment begins with determining the enterprise value of the portfolio company. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The fair value of our investment is based in part on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze the historical and projected financial results, as well as the nature and value of any collateral. We also use industry valuation benchmarks and public market comparables. We also consider other events, including private mergers and acquisitions, a purchase transaction, public offering or subsequent debt or equity sale or restructuring, and include these events in the enterprise valuation process. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Typically, our bilateral debt investments are valued on the basis of a fair value determination arrived at through an analysis of the borrower’s financial and operating condition or other factors, as well as consideration of the entity’s enterprise value and other market factors, such as changes in relative interest rates or credit spreads for similar investments. The types of factors that we may take into account in valuing our investments include: market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, among other factors. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidity events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

We will record unrealized depreciation on bilateral investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

Under the written valuation procedures approved by our Board of Directors, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of our bilateral investments for which market quotations are not readily available that, when combined with all other investments in the same portfolio company, (i) have a value as of the previous quarter of greater than or equal to 2.5% of our total assets as of the previous quarter, and (ii) have a value as of the current quarter of greater than or equal to 2.5% of our total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, the frequency of those third-party valuations of our portfolio securities is based upon the grade assigned to each such security under our credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. TICC Management also retains the authority to seek, on our behalf, additional third party valuations with respect to both our bilateral portfolio securities and our syndicated loan investments. Our Board of Directors retains ultimate authority as to the third-party review cycle as well as the appropriate valuation of each investment.

Determinations in Connection with Offerings

In connection with any offering of shares of our common stock, our Board of Directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between (i) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

MANAGEMENT

Our Board of Directors oversees our management. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of TICC as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee, a Nominating and Corporate Governance Committee and a Valuation Committee, and may establish additional committees in the future.

Board of Directors and Executive Officers

  Directors

Information regarding our Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Jonathan H. Cohen	47	Chief Executive Officer and Director	2003	2015
Charles M. Royce	72	Chairman of the Board and Director	2003	2014
Independent Directors
Steven P. Novak	64	Director	2003	2014
G. Peter O’Brien	66	Director	2003	2015
Tonia L. Pankopf	44	Director	2003	2013

The address for each of our directors is c/o TICC Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

  Executive Officers Who Are Not Directors

Name	Age	Position
Saul B. Rosenthal	44	President and Chief Operating Officer
Patrick F. Conroy	55	Chief Financial Officer, Chief Compliance Officer and Corporate Secretary

Biographical Information

  Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Mr. Cohen is an “interested person” of TICC as defined in the 1940 Act due to his position as Chief Executive Officer of TICC and TICC Management, TICC’s investment adviser, and as the managing member of BDC Partners, the managing member of TICC Management. Mr. Royce is an interested person due to his relationship with TICC’s investment adviser, TICC Management.

Jonathan H. Cohen has served as Chief Executive Officer of both TICC and TICC Management, and as the managing member of BDC Partners, since 2003. In addition, Mr. Cohen has served since 2005 as the Chief Executive Officer of T2 Advisers, LLC, which serves as the investment adviser to Greenwich Loan Income Fund Limited (LSE AIM: GLIF), a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries globally, and which serves as collateral manager to T2 Income Fund CLO I Ltd., a CLO vehicle sponsored by Greenwich Loan Income Fund Limited. Mr. Cohen has also served as Chief Executive Officer and Director of Oxford Lane Capital Corp. (NasdaqGS:OXLC), a registered closed-end fund, and as Chief Executive Officer of Oxford Lane Management, since 2010.

Mr. Cohen was previously the managing member, and a principal of JHC Capital Management, a registered investment adviser, and was previously a managing member and principal of Privet Financial Securities, LLC, a registered investment adviser that served as the sub-adviser to the Royce Technology Value Fund, a technology-focused mutual fund. Prior to that, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen serves on the board of Algorithmic Implementations, Inc. (d/b/a Ai Squared) and is member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Charles M. Royce has served as Chairman of our Board of Directors since 2003. Mr. Royce became President of Royce & Associates, LLC in 1972. He also serves as a Co-Chief Investment Officer of Royce & Associates, LLC and manages or co-manages twelve of Royce & Associates, LLC’s open- and closed-end registered funds. Mr. Royce serves on the Board of Directors of The Royce Funds. Mr. Royce’s history with us, familiarity with our investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the Chairman of our Board of Directors.

Independent Directors

The following directors are not “interested persons” of TICC, as defined in the 1940 Act.

Steven P. Novak currently serves as Chairman of the Board of Directors of Mederi Therapeutics Inc., an early stage medical device company, and serves as a board observer of Aperio Technologies Inc., the leading vendor of digital pathology systems to the healthcare and life sciences markets. Until July 2010, Mr. Novak also served on the Board of Directors of CyberSource Corporation, an Internet based epayments processor company, where he served as the Lead Independent Director and Chairman of the Nominating Committee. Mr. Novak previously served as President of Palladio Capital Management, LLC and as the Principal and Managing Member of the General Partner of Palladio Partners, LP, an equities hedge fund, from July 2002 until July 2009. A Chartered Financial Analyst, Mr. Novak’s financial expertise from his experience as a financial manager and varied roles on the boards of both publicly-traded and privately-held companies provides our Board of Directors with particular technology-related knowledge and the perspective of a knowledgeable corporate leader.

G. Peter O’Brien is currently a member of the Board of Directors of Hill House, Inc., a congregate care facility for low income elderly residents, and a member of the Board of Directors of the Bridges School. Mr. O’Brien serves on the Board of Directors of the Legg Mason Family of Mutual Funds and The Royce Funds. Mr. O’Brien was a member of the Board of Trustees of Colgate University from May 1996 to May 2005. Mr. O’Brien retired as a Managing Director of Merrill Lynch & Co. in 1999 after working in the equity capital markets area since he joined Merrill Lynch & Co. in 1971. Mr. O’Brien’s extensive familiarity with the financial industry and the investment management process in particular, and experience as a director of other publicly-traded and privately-held companies, provides our Board of Directors with valuable insight and perspective.

Tonia L. Pankopf is managing partner of Pareto Advisors, LLC. Previously, she was a senior analyst and managing director at Palladio Capital Management, LLC from January 2004 through April 2005. She previously served as an analyst and portfolio manager with P.A.W. Capital Partners, LP from 2001 to July 2003. Ms. Pankopf was a senior analyst and vice president at Goldman, Sachs & Co. from 1999 to 2001 and at Merrill Lynch & Co. from 1998 to 1999. Ms. Pankopf currently serves on the Board of Directors of the University System of Maryland Foundation. Ms. Pankopf is a member of the National Association of Corporate Directors and holds an ISS Accredited Certificate of Director Education. Ms. Pankopf’s extensive experience in investment research and analysis of mid-market and technology companies provides our Board of Directors with valuable insights of an experienced and diligent financial and investment manager, as well as a diverse perspective.

  Executive Officers Who Are Not Directors

Saul B. Rosenthal has served as Chief Operating Officer since 2003 and President since 2004 of TICC and TICC Management, and is a member of BDC Partners. In addition, Mr. Rosenthal has served since 2005 as the President of T2 Advisers, LLC, which serves as investment adviser for Greenwich Loan Income Fund Limited (LSE AIM: GLIF), a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries globally, and which also serves as collateral manager of T2 Income Fund CLO I Ltd., a CLO vehicle sponsored by Greenwich Loan Income Fund Limited. In addition, Mr. Rosenthal has served as President and a Director of Oxford Lane Capital Corp. (NasdaqGS:OXLC), a registered closed-end fund, and as President of Oxford Lane Management, since 2010. Mr. Rosenthal was previously a Vice President and co-founder of the Private Equity Group at Wit Capital. Prior to joining Wit Capital, Mr. Rosenthal was an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the board of Algorithmic Implementations, Inc. (d/b/a Ai Squared) and is member of the board of the National Museum of Mathematics and the New York City chapter of the Young Presidents’ Organization (YPO). Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law.

Patrick F. Conroy has served as the Chief Financial Officer since 2003, and the Chief Compliance Officer and Corporate Secretary since 2004 of TICC, TICC Management, and BDC Partners. Mr. Conroy has served as the Treasurer of TICC Management and BDC Partners since 2004, and previously served as the Treasurer of TICC from 2004 to 2009. Mr. Conroy has also served since 2005 as the Chief Financial Officer of T2 Advisers, LLC, which serves as investment adviser for Greenwich Loan Income Fund Limited (LSE AIM: GLIF), a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries globally, and which also serves as collateral manager of T2 Income Fund CLO I Ltd., a CLO vehicle sponsored by Greenwich Loan Income Fund Limited. In addition, Mr. Conroy has served as Chief Financial Officer, Chief Compliance Officer and Corporate Secretary of Oxford Lane Capital Corp. (NasdaqGS:OXLC), a registered closed-end fund, and Oxford Lane Management, since 2010. Prior to joining TICC Capital Corp. in December 2003, Mr. Conroy was a consultant on financial reporting and compliance matters, as well as an adjunct professor of accounting and finance at St. Thomas Aquinas College. He is a certified public accountant. Mr. Conroy received a B.S. in Accounting, summa cum laude, from St. John’s University and did graduate work at Bernard M. Baruch College of the City University of New York.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless our Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, our Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of a BDC, shall be considered to be independent if he or she is not an “interested person” of TICC, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Jonathan H. Cohen, as a result of his position as our Chief Executive Officer, and Charles M. Royce, as a result of his ownership of a minority, non-controlling interest in our investment adviser, TICC Management.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of TICC, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to TICC. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of our Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by our Board of Directors. We do not have a fixed policy as to whether the Chairman of our Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of TICC and its stockholders at such times.

Presently, Mr. Royce serves as the Chairman of our Board of Directors. Mr. Royce is an “interested person” of TICC as defined in Section 2(a)(19) of the 1940 Act as a result of his ownership of a minority, non-controlling interest in our investment adviser, TICC Management. We believe that Mr. Royce’s history with TICC, familiarity with its investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the Chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Royce’s relationship with our investment adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, ensuring that these groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of our Board of Directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of Audit and Nominating and Corporate Governance Committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee, the Valuation Committee and the Nominating and Corporate Governance Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The Valuation Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of our Board of Directors and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. Our Board of Directors annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of TICC and its service providers. The Chief Compliance Officer’s annual report addresses at a minimum (i) the operation of the compliance policies and procedures of TICC and its service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which our Board of

Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least quarterly.

We believe that our Board of Directors’ role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets” and we are limited in our ability to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manner in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, a Valuation Committee and a Nominating and Corporate Governance Committee. During 2011, our Board of Directors held five Board meetings, five Audit Committee meetings, four Valuation Committee meetings and one Nominating and Corporate Governance Meeting. All directors attended at least 75% of the aggregate number of meetings of our Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

  The Audit Committee

The Audit Committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings, and receiving the audit reports covering our financial statements. The Audit Committee is presently composed of three persons: Messrs. Novak and O’Brien and Ms. Pankopf, all of whom are considered independent under the rules promulgated by the NASDAQ Stock Market. Our Board of Directors has determined that Mr. Novak is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934. Mr. Novak meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of TICC as defined in Section 2(a)(19) of the 1940 Act. Mr. Novak currently serves as Chairman of the Audit Committee. The Audit Committee met on five occasions during 2011.

  The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s responsibilities include selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, monitoring and making recommendations to the Board of Directors on matters of Company policies and practices relating to corporate governance and overseeing the evaluation of the Board of Directors and our management. The Nominating and Corporate Governance Committee is presently composed of three persons: Messrs. Novak and O’Brien and Ms. Pankopf, all of whom are considered independent under the rules promulgated by the NASDAQ Stock Market. Mr. O’Brien currently serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met on one occasion during 2011.

The Nominating and Corporate Governance Committee does not currently have a written policy with regard to nominees recommended by our stockholders. The absence of such a policy does not mean, however, that a stockholder recommendation would not have been considered had one been received.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned, if any; and, a written consent of the individual to stand for election if nominated by our Board of Directors and to serve if elected by our stockholders.

In evaluating director nominees, the members of the Nominating and Corporate Governance Committee consider the following factors:

•	the appropriate size and composition of our Board of Directors;
•	whether or not the person is an “interested person” of TICC as defined in Section 2(a)(19) of the 1940 Act;
•	the needs of TICC with respect to the particular talents and experience of its directors;
•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;
•	familiarity with national and international business matters;
•	experience with accounting rules and practices;
•	appreciation of the relationship of our business to the changing needs of society;
•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and
•	all applicable laws, rules, regulations, and listing standards.

The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to TICC a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the members of the Nominating and Corporate Governance Committee may also consider such other factors as they may deem are in the best interests of TICC and its stockholders. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The members of the Nominating and Corporate Governance Committee identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, neither the Board of Directors nor the Nominating and Corporate Governance Committee has engaged third parties to identify or evaluate or assist in identifying potential nominees although each reserves the right in the future to retain a third party search firm, if necessary.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of our Board of Directors as a whole. The Nominating and

Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board of Directors, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board of Directors that best serves the needs of TICC and the interest of its stockholders.

  The Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our loans and investments. Our portfolio investments are generally not publicly traded securities. As a result, there is no readily determinable market value for these securities. Thus, as required by the 1940 Act for such securities, we value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Valuation Committee.

Our process for determining the fair value of a bilateral investment begins with determining the enterprise value of the portfolio company. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze the historical and projected financial results, as well as the nature and value of any collateral. We also use industry valuation benchmarks and public market comparables. We also consider other events, including private mergers and acquisitions, a purchase transaction, public offering or subsequent debt or equity sale or restructuring, and include these events in the enterprise valuation process. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Typically, our bilateral debt investments are valued on the basis of a fair value determination arrived at through an analysis of the borrower’s financial and operating condition or other factors, as well as consideration of the entity’s enterprise value. The types of factors that we may take into account in valuing our investments include: market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, among other factors. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidity events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

We will record unrealized depreciation on bilateral investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful.

We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

Under the valuation procedures approved by our Board of Directors, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of our bilateral investments for which market quotations are not readily available that, when combined with all other investments in the same portfolio company, (i) have a value as of the previous quarter of greater than or equal to 2.5% of our total assets as of the previous quarter, and (ii) have a value as of the current quarter of greater than or equal to 2.5% of our total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, the frequency of those third-party valuations of our portfolio securities is based upon the grade assigned to each such security under our credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. TICC Management also retains the authority to seek, on our behalf, additional third party valuations with respect to both our bilateral portfolio securities and our syndicated loan investments. Our Board of Directors retains ultimate authority as to the third-party review cycle as well as the appropriate valuation of each investment.

During the past several quarters, we have acquired a number of debt and equity positions in CLO investment vehicles. These investments are asset-backed special purpose financing vehicles. In valuing such investments, we consider the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. In addition, we consider the marks provided by the broker who makes the market or arranges transactions in such investment vehicles, as well as any available information on other relevant transactions in the market. TICC Management or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to our Board of Directors for its determination of fair value of these investments.

The Valuation Committee is presently composed of Messrs. Novak and O’Brien and Ms. Pankopf. Mr. Novak currently serves as Chairman of the Valuation Committee. The Valuation Committee met on four occasions during 2011.

  The Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from TICC.

Communication with the Board of Directors

Stockholders with questions about TICC are encouraged to contact our Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to TICC Capital Corp., c/o Patrick F. Conroy, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. All stockholder communications received in this manner will be delivered to one or more members of our Board of Directors, as appropriate.

Code of Ethics

We have adopted a code of ethics which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as every officer, director and employee of TICC. Our code can be accessed via its website at http://www.ticc.com. We intend to disclose amendments to or waivers from a required provision of the code on Form 8-K.

Compensation of Directors

The following table sets forth compensation of our directors for the year ended December 31, 2011.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Jonathan H. Cohen	—	—	—
Charles M. Royce	—	—	—
Independent Directors
G. Peter O’Brien	$72,500	—	$72,500
Steven P. Novak	$80,750	—	$80,750
Tonia L. Pankopf	$69,500	—	$69,500

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Effective for the third quarter of 2011, the independent directors receive an annual fee of $55,000 (prior to the third quarter of 2011, the annual fee was $35,000). In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting, $1,500 plus reimbursement of reasonable out of-pocket expenses incurred in connection with attending each Audit Committee meeting and $1,000 plus reimbursement of reasonable out of-pocket expenses incurred in connection with attending each Nominating and Corporate Governance Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $7,500 for his service as chair of the Audit Committee. The Chairman of the Valuation Committee also receives an additional annual fee of $7,500 for his service as chair of the Valuation Committee. The Chairman of the Nominating and Corporate Governance Committee also receives an additional annual fee of $3,000 for his service as chair of the Nominating and Corporate Governance Committee. No compensation was paid to directors who are interested persons of TICC as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

None of our officers receive direct compensation from TICC. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President and Chief Operating Officer, through their ownership interest in BDC Partners, the managing member of TICC Management, are entitled to a portion of any profits earned by TICC Management, which includes any fees payable to TICC Management under the terms of our Investment Advisory Agreement, less expenses incurred by TICC Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from TICC Management in connection with the management of our portfolio.

The compensation of Mr. Conroy, our Chief Financial Officer, Chief Compliance Officer and Corporate Secretary, is paid by our administrator, BDC Partners, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Conroy to TICC. For the fiscal year ended December 31, 2011, we accrued approximately $1.1 million for the allocable portion of compensation expenses incurred by BDC Partners on our behalf for our Chief Financial Officer and Chief Compliance Officer, our Treasurer and Controller, and other support personnel, pursuant to our Administration Agreement with BDC Partners.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of TICC Management, and our investment adviser’s investment committee, which currently consists of Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer. Our investment adviser’s investment Committee must approve each new investment that we make. The members of our investment adviser’s investment committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities. Messrs. Cohen and Rosenthal, through their ownership of BDC Partners, the managing member of TICC Management, are entitled to a portion of any investment advisory fees paid by TICC to TICC Management.

Because TICC Management currently provides portfolio management services only to us, we do not believe there are any conflicts of interests with respect to TICC Management’s management of our portfolio on the one hand, and the management of other accounts or investment vehicles by affiliates of TICC Management on the other. However, Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer, and President, respectively, for T2 Advisers, LLC, an investment adviser to GLIF, a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries globally. T2 Advisers, LLC also manages T2 Income Fund CLO I Ltd., a CLO vehicle established by GLIF. In addition, Mr. Cohen serves as Chief Executive Officer and Mr. Rosenthal serves as President of Oxford Lane Capital Corp., a registered closed-end fund. BDC Partners is the managing member of both T2 Advisers, LLC and Oxford Lane Management, the investment adviser for Oxford Lane Capital Corp. In addition, Charles M. Royce, Chairman of our Board of Directors, is a non-managing member of Oxford Lane Management. As a result, Messrs. Cohen and Rosenthal may be subject to certain conflicts of interests with respect to their management of our portfolio on the one hand, and their respective obligations to manage GLIF, T2 Income Fund CLO I Ltd. and Oxford Lane Capital Corp. on the other hand.

Set forth below is additional information regarding the additional entities that are managed by Messrs. Cohen and Rosenthal:

Name	Entity	Investment Focus	Gross Assets(2)
Greenwich Loan Income Fund Limited(1)	Guernsey- based fund	Principally debt investments across a variety of industries globally	$327 million
Oxford Lane Capital Corp.	Registered closed-end fund	Debt and equity investments in CLO vehicles and other structured corporate debt	$78 million

(1)	Includes the total assets held by T2 Income Fund CLO I Ltd.
(2)	Total assets are calculated as of June 30, 2012, and are rounded to the nearest million.

Investment Personnel

Our investment adviser is led by Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer. We consider Messrs. Cohen and Rosenthal, who are the members of our investment adviser’s investment committee, to be our portfolio managers.

The table below shows the dollar range of shares of common stock owned by each of our portfolio managers as of November 1, 2012.

Name of Portfolio Manager	Dollar Range of Equity Securities in TICC Capital Corp.(1)(2)
Jonathan H. Cohen	Over $1,000,000
Saul B. Rosenthal	Over $1,000,000

(1)	Dollar ranges are as follows: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, $100,001 — $500,000; $500,001 — $1,000,000 or Over $1,000,000.

(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $10.31 on November 1, 2012 on the NASDAQ Global Select Market.

The following information pertains to the members of TICC Management’s investment team who are not executive officers of TICC:

Darryl M. Monasebian. Mr. Monasebian is the senior managing director and head of portfolio management of TICC Management. Mr. Monasebian has also served since 2005 as the senior managing director and head of portfolio management of T2 Advisers, LLC, the investment adviser to GLIF, a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries globally. In addition, Mr. Monasebian is the senior managing director and head of portfolio management of Oxford Lane Management. Prior to joining TICC Management, Mr. Monasebian was a director in the Merchant Banking Group at BNP Paribas, and prior to that was a director at Swiss Bank Corporation and a senior account officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an investment analyst in the Corporate Investments Department. Mr. Monasebian received a Bachelor of Science in Management Science/Operations Research from Case Western Reserve University and a Masters of Business Administration from Boston University’s Graduate School of Management.

Hari Srinivasan. Mr. Srinivasan is a managing director and portfolio manager of TICC Management, and of T2 Advisers, LLC, the investment adviser to GLIF, a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries globally. In addition, Mr. Srinivasan is a managing director and portfolio manager of Oxford Lane Management. Previously, Mr. Srinivasan was a credit manager at Lucent Technologies from 2002 to 2005, focusing on restructuring and monetization of distressed assets in Lucent’s vendor finance portfolio, and on the credit analysis of Lucent’s telecom customers. Prior to that, Mr. Srinivasan was an analyst in the fixed income group at Lehman Brothers from 1998 to 2002. Mr. Srinivasan received a Bachelor of Science in Computer Science from Poona University, India and a Masters of Business Administration from New York University’s Stern School of Business.

Kevin P. Yonon. Mr. Yonon is a senior vice president of TICC Management and T2 Advisers, LLC, the investment adviser to GLIF, a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries globally. In addition, Mr. Yonon is a senior vice president of Oxford Lane Management. Previously, Mr. Yonon was an Associate at Deutsche Bank Securities and prior to that he was an Analyst at Blackstone Mezzanine Partners. Before joining Blackstone, he worked as an Analyst at Merrill Lynch in the Mergers & Acquisitions group. Mr. Yonon received a Bachelor of Science in Economics with concentrations in Finance and Accounting from the Wharton School at the University of Pennsylvania, where he graduated magna cum laude, and an Masters of Business Administration from the Harvard Business School.

Debdeep Maji. Mr. Maji is a vice president of TICC Management and T2 Advisers, LLC, the investment adviser to GLIF, a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries globally. In addition, Mr. Maji is a vice president of Oxford Lane Management. Mr. Maji graduated from the Jerome Fisher Program in Management and Technology at the University of Pennsylvania where he received a Bachelor of Science degree in Economics from the Wharton School (and was designated a Joseph Wharton Scholar) and a Bachelor of Applied Science from the School of Engineering.

Joseph Kupka. Mr. Kupka is an associate of TICC Management and T2 Advisers, LLC, the investment adviser to GLIF, a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries globally. In addition, Mr. Kupka is an associate of Oxford Lane Management. Previously, he worked as a risk analyst for First Equity Card Corporation. Mr. Kupka received a Bachelor of Science in Mechanical Engineering from the University of Pennsylvania.

Erica Davis. Ms. Davis is an analyst of TICC Management and T2 Advisers, LLC, the investment adviser to GLIF, a Guernsey fund that invests primarily in leveraged corporate loans across a variety of industries globally. In addition, Ms. Davis is an analyst of Oxford Lane Management. Previously, she worked as a fixed income analyst at Goldman Sachs and an investment banking analyst at Barclays Capital. Ms. Davis received a Bachelor of Science degree in Economics with a concentration in Finance from the Wharton School at the University of Pennsylvania, where she graduated cum laude.

Compensation

None of TICC Management’s investment personnel receive any direct compensation from us in connection with the management of our portfolio. Messrs. Cohen and Rosenthal, through their ownership interest in BDC Partners, the managing member of TICC Management, are entitled to a portion of any profits earned by TICC Management, which includes any fees payable to TICC Management under the terms of the Investment Advisory Agreement, less expenses incurred by TICC Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from TICC Management in connection with the management of our portfolio. The compensation paid by TICC Management to its other investment personnel includes: (i) annual base salary and (ii) portfolio-based performance award.

INVESTMENT ADVISORY AGREEMENT

Management Services

TICC Management serves as our investment adviser. TICC Management is registered as our investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, TICC Management manages our day-to-day operations of, and provides investment advisory services to us. Under the terms of our investment advisory agreement with TICC Management (the “Investment Advisory Agreement”), TICC Management:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make;
•	closes, monitors and services the investments we make; and
•	determines what securities we will purchase, retain or sell.

TICC Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. TICC Management has agreed that, during the term of its Investment Advisory Agreement with us, it will not serve as investment adviser to any other public or private entity that utilizes a principal investment strategy of providing debt financing to middle-market companies similar to those we target.

Management Fee

We pay TICC Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to TICC Management and any incentive fees earned by TICC Management are ultimately borne by our common stockholders.

The base management fee (the “Base Fee”) is calculated at an annual rate of 2.00% of our gross assets, which is defined as all the assets of TICC (together with its consolidated subsidiaries), including those acquired using borrowings for investment purposes. For services rendered under the Investment Advisory Agreement, the Base Fee is payable quarterly in arrears, and is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter. The Base Fee for any partial quarter will be appropriately pro rated.

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter minus our operating expenses for the quarter (including the Base Fee, expenses payable under our administration agreement with BDC Partners (the “Administration Agreement”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. TICC Management, however, is not required to reimburse us for the portion of any incentive fees attributable to deferred loan interest income in the event of a subsequent default. In addition, Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to one-fourth of an annual “hurdle rate.”

For each year commencing on or after January 1, 2005, the annual hurdle rate has been determined as of the immediately preceding December 31st by adding 5.0% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.0%. The annual hurdle rate for the 2009 calendar year was 6.55% and the annual hurdle rate for the 2010 calendar year was 7.69%. The current hurdle rate for the 2011 calendar year, calculated as of December 31, 2010, is 7.01%. Our net investment income (to the extent not distributed to our stockholders) used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. In addition, in the event we recognize PIK loan interest in excess of our available capital, we may be required to liquidate assets in order to pay a portion of the incentive fee. TICC Management, however, is not required to reimburse us for the portion of any fees attributable to accrued deferred loan interest in the event of a default by the obligor. The operation of the incentive fee with respect to our Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	no incentive fee is payable to TICC Management in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed one fourth of the annual hurdle rate (currently 7.01% for the 2011 calendar year).
•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds one-fourth of the annual hurdle rate in any calendar quarter (currently 7.01% for the 2011 calendar year) is payable to TICC Management (i.e., once the hurdle rate is reached, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to TICC Management).

For example, for the quarter ended September 30, 2011, pre-incentive fee net investment income of $7,918,451 exceeded the hurdle of $5,639,131 (based upon net assets of $321,776,403 at June 30, 2011 and the quarterly hurdle rate of 1.7525%). The incentive fee rate of 20% resulted in an incentive of $455,864 for the quarter.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our “Incentive Fee Capital Gains,” which consist of our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that calendar year.

Example 1: Income Related Portion of Incentive Fee for Each Calendar Quarter (*)

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Quarterly Hurdle rate (1) = 1.9225%

Management fee (2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-Incentive Fee Net Investment Income
           (investment income – (management fee + other expenses)) = 0.55%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 4.0%

Quarterly Hurdle rate (1) = 1.9225%

Management fee (2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-Incentive Fee Net Investment Income
           (investment income – (management fee + other expenses)) = 3.3%

Incentive fee = 20% × Pre-Incentive Fee Net Investment Income in excess of the hurdle rate

                      = 20% × (3.3% – 1.9225%)

                      = 20% × 1.3775%

                      = 0.2755%

Pre-Incentive Fee Net Investment Income exceeds hurdle rate, therefore the income-related incentive fee is 0.2755%

(1)	Represents 7.69% annualized hurdle rate for 2010 calendar year.
(2)	Represents 2% annualized management fee.

Example 2: Capital Gains Portion of Incentive Fee (*)

Capital Gains Incentive Fee = 20% × Incentive Fee Capital Gains (i.e., our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that calendar year)

Assumptions:

•	Year 1 = no realized capital gains or losses
•	Year 2 = 9% realized capital gains, 0% realized capital losses, 1% unrealized depreciation and 0% unrealized appreciation
•	Year 3 = 12% realized capital gains, 0% realized capital losses, 2% unrealized depreciation and 2% unrealized appreciation

Year 1 incentive fee	• Total Incentive Fee Capital Gains = 0
• No capital gains incentive fee paid to TICC Management in Year 1
Year 2 incentive fee	• Total Incentive Fee Capital Gains = 8%
(9% realized capital gains less 1% unrealized depreciation)
• Total capital gains incentive fee paid to TICC Management in Year 2
= 20% × 8%
= 1.6%
Year 3 incentive fee	• Total Incentive Fee Capital Gains = 10%
(12% realized capital gains less 2% unrealized depreciation; unrealized appreciation has no effect)
• Total capital gains incentive fee paid to TICC Management in Year 3
= 20% × 10%
= 2%

(*)	The hypothetical amount of returns shown are based on a percentage of our total net assets and assumes no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

Payment of our Expenses

All personnel of our investment adviser when and to the extent engaged in providing investment advisory services, and the compensation and expenses of such personnel allocable to such services, will be provided and paid for by BDC Partners, the investment adviser’s managing member. We are responsible for all other costs and expenses of our operations and transactions, including, without limitation, the cost of calculating our net asset value; the cost of effecting sales and repurchases of shares of our common stock and other securities; investment advisory fees; fees payable to third parties relating to, or associated with, making investments; transfer agent and custodial fees; federal and state registration fees; any exchange listing fees; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions; costs of proxy statements, stockholders’ reports and notices; fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone, staff, independent audits and outside legal costs and all other expenses incurred by either BDC Partners or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our Chief Financial Officer, Chief Compliance Officer, Controller and other administrative support personnel. All of these expenses are ultimately borne by our common stockholders.

Duration and Termination

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors — Risks relating to our business and structure — We are dependent upon TICC Management’s key management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, TICC Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it, including without limitation BDC Partners, are entitled to indemnification from TICC for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of TICC Management’s services under the Investment Advisory Agreement or otherwise as an investment adviser of TICC.

Organization of the Investment Adviser

TICC Management is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. BDC Partners, a Delaware limited liability company, is its managing member and provides the investment adviser with all personnel necessary to manage our day-to-day operations and provide the services under the Investment Advisory Agreement. The principal address of TICC Management and of BDC Partners is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Charles M. Royce, our non-executive Chairman, has a minority, non-controlling interest in TICC Management. Mr. Royce has agreed to make himself or certain other portfolio managers available to the investment adviser to provide certain consulting services without compensation.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for our board of director’s approval of our Investment Advisory Agreement was included in our proxy statement that was incorporated by reference in our annual report on Form 10-K for the period ending December 31, 2011.

ADMINISTRATION AGREEMENT

Pursuant to a separate Administration Agreement, BDC Partners furnishes us with office facilities, together with equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, BDC Partners also performs, or oversees the performance of our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, BDC Partners assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our Chief Financial Officer, Chief Compliance Officer, Controller, and other administrative support personnel. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, BDC Partners and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from TICC for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of BDC Partners’ services under the Administration Agreement or otherwise as administrator for TICC.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our shares of common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the U.S.;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;
•	A trust if a court within the U.S. is asked to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantive decisions of the trust; or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A nonresident alien individual;
•	A foreign corporation; or
•	An estate or trust that in either case is not subject to U.S. federal income tax on a net income basis on income or gain from a note.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a business development company, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, beginning with our 2003 taxable year. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. In addition, we may be required to accrue for federal income tax purposes amounts attributable to our investment in CLOs that may differ from the distributions received in respect of such investments. Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify as a RIC and become subject to tax as an ordinary corporation.

Under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are prohibited to make distributions, we may fail to qualify as a RIC and become subject to tax as an ordinary corporation.

We have purchased and may in the future purchase residual or subordinated interests in CLOs that are treated for U.S. federal income tax purposes as shares in a PFIC. We may be subject to U.S. federal income tax on our allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to the PFIC’s stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we elect to treat a PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may elect mark-to-market treatment for a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC shares during that year, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO treated as CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Although the Code generally provides that income inclusions from a QEF and subpart F income will be “good income” for purposes of the 90% Income Test to the extent it is distributed to a RIC in the year it is included in the RIC’s income, the Code does not specifically provide whether income inclusions from a QEF and subpart F income for which no distribution is received during the RIC’s taxable year would be “good income” for the 90% Income Test. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF and subpart F income included in a RIC’s income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayer to whom such rulings were issued. Accordingly, although we believe that the income inclusions from a QEF and subpart F income of a CLO that we are required to include in our taxable income would be “good income” for purposes of the 90% Income Test, no guaranty can be made that the IRS would not assert that such income would not be “good income” for purposes of the 90% Income Test. If such income were not considered “good income” for purposes of the 90% Income Test, we may fail to qualify as a RIC.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us in taxable years beginning before January 1, 2013 to stockholders taxed at individual rates are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the current 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) made in taxable years beginning before January 1, 2013 and properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% (20% for taxable years beginning after December 31, 2012) in the case of stockholders taxed at individual rates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by U.S. stockholders taxed at individual rates on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses) recognized in taxable years beginning before January 1, 2013, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. The maximum rate on long-term capital gains for U.S. stockholders taxed at individual rates is scheduled to return to 20% for tax years beginning after December 31, 2012. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the current 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a corporation (for payments before January 1, 2012), a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends paid after December 31, 2013, and proceeds on the sale of our common stock received after December 31, 2014 if certain disclosure requirements related to U.S. accounts are not satisfied.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

However, for taxable years beginning before January 1, 2012, no withholding was required with respect to certain distributions if (i) the distributions were properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. No assurance can be provided that this exemption will be so extended for years beginning after December 31, 2012; or if extended, whether any of our distributions will be designated as eligible for this exemption. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding even if extended.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder.

The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Recently enacted legislation generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after December 31, 2013 and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2014. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made in taxable years beginning before January 1, 2013 would be taxable to our stockholders as ordinary dividend income that, subject to certain limitations, may be eligible for the current 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A business development company is regulated by the 1940 Act. A business development company must be organized in the U.S. for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to invest in long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to the company or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are not generally able to sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital which may expose us to risks, including the typical risks associated with leverage.” We may, however, sell our common stock at a price below net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. For example, we may sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, under such circumstances, the price at which our common stock to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such common stock. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

We may be examined by the SEC for compliance with the 1940 Act.

As a business development company, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to our Business and Structure.”

Qualifying Assets

As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;
•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and
•	Cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a business development company) and that:

•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;
•	is controlled by the business development company and has an affiliate of the business development company on its board of directors;
•	does not have any class of securities listed on a national securities exchange;
•	is a public company that lists its securities on a national securities exchange with a market capitalization of less than $250 million; or
•	meets such other criteria as may be established by the SEC.

Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

In addition, a business development company must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a business development company.

Significant Managerial Assistance

To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must offer to the issuer of those securities managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to our portfolio companies.

Code of Ethics

As required by the 1940 Act, we maintain a Code of Ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest.” Our Code of Ethics generally does not permit investments by our employees in securities that may be purchased or held by us. You may read and copy the Code of Ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the Code of Ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of the Code of Ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. Our Code of Ethics is also available on our website at http://www.ticc.com.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	Pursuant to Rule 13a-14 of the 1934 Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;
•	Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	Pursuant to Rule 13a-15 of the 1934 Act, our management must prepare a report regarding its assessment of our internal control over financial reporting; and
•	Pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Fundamental Investment Policies

The restrictions identified as fundamental below, along with our investment objective of seeking to maximize total return, are our only fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of our outstanding voting securities, as defined in the 1940 Act. The percentage restrictions set forth below, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

As a matter of fundamental policy, we will not: (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an “underwriter” of securities we purchase that must be registered under the 1933 Act before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (A) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, (B) own the securities of companies that are in the business of buying, selling or developing real estate or (C) finance the purchase of real estate by our portfolio companies); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities issued by our portfolio companies); (4) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); or (5) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations or in hedging the risks associated with interest rate fluctuations), and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the 1933 Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained. However, we may purchase or otherwise receive warrants to purchase the common stock or other equity securities of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, unless otherwise permitted by the 1940 Act, we currently cannot acquire more than 3% of the voting securities of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest, in the aggregate, in excess of 10% of the value of our total assets in the securities of one or more investment companies. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser, TICC Management. The Proxy Voting Policies and Procedures of TICC Management are set forth below. The guidelines are reviewed periodically by TICC Management and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we” “our” and “us” refers to TICC Management.

  Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

  Proxy Policies

We vote proxies relating to our portfolio securities in the best interests of our clients’ stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

  Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Chief Compliance Officer, TICC Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Periodic Reporting and Audited Financial Statements

We have registered our common stock under the Securities Exchange Act of 1934, and have reporting obligations thereunder, including the requirement that we file annual and quarterly reports with the SEC. In accordance with the requirements of the Securities Exchange Act of 1934, this annual report contains financial statements audited and reported on by our independent registered public accounting firm. You may obtain our annual reports on Form 10-K, our quarterly reports on Form 10-Q, and our current reports on Form 8-K on our website at http://www.ticc.com free of charge as soon as reasonably practicable after we file such reports electronically with the SEC.

NASDAQ Global Select Market Requirements

We have adopted certain policies and procedures intended to comply with the NASDAQ Global Select Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan, through which all dividends are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a distribution in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a participant, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We use only newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety-five (95%) percent of the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 250 Royall Street, Canton, MA 02021 or by phone at 1-800-426-5523.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of November 1, 2012, the beneficial ownership of each of our directors, executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as TICC. Our address is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class(2)
Interested Directors
Jonathan H. Cohen(3)	310,230	*
Charles M. Royce	400,275	*
Independent Directors
Steven P. Novak	14,474	*
G. Peter O’Brien	67,810	*
Tonia L. Pankopf	8,927	*
Executive Officers
Saul B. Rosenthal(3)	107,367	*
Patrick F. Conroy	54,984	*
Executive Officers and Directors as a Group	964,067	2.3%

*	Represents less than one percent
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock listed in this table.
(2)	Based on a total of 41,312,780 shares of our common stock issued and outstanding on November 1, 2012.
(3)	Includes 230 shares held by BDC Partners, which may be deemed to be beneficially owned by Messrs. Cohen and Rosenthal by virtue of their ownership interests therein.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of November 1, 2012. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Jonathan H. Cohen	Over $100,000
Charles M. Royce	Over $100,000
Independent Directors
Steven P. Novak	Over $100,000
G. Peter O’Brien	Over $100,000
Tonia L. Pankopf	$50,001 — $100,000

(1)	Dollar ranges are as follows: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $10.31 on November 1, 2012 on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory Agreement with TICC Management. TICC Management is controlled by BDC Partners, its managing member. Charles M. Royce holds a minority, non-controlling interest in TICC Management. BDC Partners, as the managing member of TICC Management, manages the business and internal affairs of TICC Management. In addition, BDC Partners provides us with office facilities and administrative services pursuant to the Administration Agreement. Jonathan H. Cohen, our Chief Executive Officer, as well as a director, is the managing member of and controls BDC Partners. Saul B. Rosenthal, our President and Chief Operating Officer, is also the President and Chief Operating Officer of TICC Management and a member of BDC Partners. BDC Partners is also the managing member of Oxford Gate Capital, LLC, a private fund in which Messrs. Cohen, Rosenthal and Conroy, along with certain investment and administrative personnel of TICC Management, are invested.

Charles M. Royce, a director and the non-executive Chairman of our Board of Directors, has a minority, non-controlling interest in TICC Management, but he does not take part in the management or participate in the operations of TICC Management; however, Mr. Royce has agreed to make himself or certain other portfolio managers available to TICC Management to provide certain consulting services without compensation.

In addition, Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, for T2 Advisers, LLC, an investment adviser to GLIF. BDC Partners is the managing member of T2 Advisers, LLC. Further, Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, of Oxford Lane Capital Corp., a non-diversified closed-end management investment company that invests primarily in leveraged corporate loans, and its investment adviser, Oxford Lane Management. BDC Partners provides Oxford Lane Capital Corp. with office facilities and administrative services pursuant to an administration agreement and also serves as the managing member of Oxford Lane Management. In addition, Patrick F. Conroy, the Chief Financial Officer, Chief Compliance Officer and Corporate Secretary of TICC Management, BDC Partners and TICC, serves in the same capacities for Oxford Lane Capital Corp. and Oxford Lane Management and also serves as the Chief Financial Officer of GLIF and as the Chief Financial Officer, Chief Compliance Officer and Treasurer of T2 Advisers, LLC.

BDC Partners has adopted a written policy with respect to the allocation of investment opportunities among us, Oxford Lane Capital Corp., Greenwich Loan Income Fund Limited and Oxford Gate Capital, LLC in view of the potential conflicts of interest raised by the relationships described above.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ Global Select Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

DESCRIPTION OF SECURITIES

This prospectus contains a summary of the common stock, preferred stock, subscription rights, warrants and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based in part on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. While this summary describes the material provisions of the Maryland General Corporation Law applicable to holders of our capital stock, as well as our charter and bylaws, it is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Our authorized capital stock consists of 100,000,000 shares of stock, par value $.01 per share, all of which is initially designated as common stock. We have listed our common stock on the NASDAQ Global Select Market under the ticker symbol “TICC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of November 1, 2012:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common Stock	100,000,000	—	41,312,780

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

  Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

  Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by full two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

  Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes expire in 2015, 2013 and 2014, respectively, and in each case, those directors will serve until their successors are elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

  Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

  Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by our Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor more than twelve. Except as may be provided by our Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on our Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under Maryland law, a director on a classified board may be removed only for cause and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.

  Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

  Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by our Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by our Board of Directors or (3) provided that our Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

  Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

  Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that at least 75% of our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, our dissolution, an amendment to our charter that requires stockholder approval, a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. If an extraordinary matter submitted to stockholders by our Board of Directors is approved and advised by less than 75% of our directors, such matter will require approval by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that our Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

  No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our Board of Directors shall determine such rights apply.

  Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

  Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if our Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, our Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by our Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if our Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or our Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

  Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The 1940 Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	the number of shares of common stock issuable upon exercise of such warrants;
•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the number of such warrants issued with each share of common stock;
•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Where You Can Find Additional Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interest;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

No person from whom the Company borrows will, in its capacity as either a lender or debt security holder, have either a veto power or a vote in approving or changing any of the Company’s operating policies or investment strategies except as may be provided for in any agreement, indenture, supplement or other instrument that the Company may enter into in the future pursuant to which the Company incurs indebtedness.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;
•	whether it imposes fees or charges;
•	how it would handle a request for the holders’ consent, if ever required;
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;
•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;
•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;
•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security;
•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor, we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “ — Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office in New York, NY and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date;
•	we do not pay interest on a debt security of the series within 30 days of its due date;
•	we do not deposit any sinking fund payment in respect of debt securities of the series within 2 business days of its due date;
•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series);
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days; or
•	the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months, giving effect to any exemptive relief granted to the Company by the SEC; or
•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than

•	the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell substantially all our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;
•	the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.
•	we must deliver certain certificates and documents to the trustee; and
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;
•	adversely affect any right of repayment at the holder’s option;
•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities. In order to achieve covenant defeasance, we must do the following:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments; and
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit.
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments.
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.
•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.;
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.
•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments.
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.
•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, in more than one offering or series, up to $500,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise, negotiated transactions, block trades, best efforts or a combination of these methods. The holders of our common stock will indirectly bear any fees and expenses in connection with any such offerings. We may sell securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of securities, including: the purchase price of securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters or agents named in the prospectus supplement will be underwriters or agents of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our common stockholders or (c) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate compensation to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 10% of the gross proceeds of the sale of the securities offered pursuant to this prospectus and any applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell the securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of the securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is 225 Franklin Street, Boston, MA 02110. Computershare Trust Company, N.A. acts as our transfer, dividend paying and reinvestment plan agent and registrar. The principal business address of our transfer agent, dividend paying and reinvestment plan agent and registrar is 250 Royall Street, Canton, MA 02021.

EXPERTS

The financial statements as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2011 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for TICC, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the investment adviser will generally seek reasonably competitive trade execution costs, TICC will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and TICC and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275 or on our website at http://www.ticc.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of December 31, 2011. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Management performed an assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2011 based upon criteria in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment, management determined that the Company’s internal control over financial reporting was effective as of December 31, 2011 based on the criteria in Internal Control — Integrated Framework issued by COSO. PricewaterhouseCoopers LLP, our independent registered public accounting firm, has issued an attestation report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2011, as stated in its report, which is included herein.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
of TICC Capital Corp.:

In our opinion, the accompanying consolidated statements of assets and liabilities including the consolidated schedules of investments, and the related consolidated statements of operations, changes in net assets and cash flows present fairly, in all material respects, the consolidated financial position of TICC Capital Corp. and its subsidiaries (“the Company”) at December 31, 2011 and December 31, 2010, and the results of their operations, the changes in net assets, and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2011, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Report on Internal Control over Financial Reporting appearing on page F-2 of the 2011 Annual Report on Form 10-K. Our responsibility is to express opinions on these financial statements and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. Our procedures included confirmations of securities at December 31, 2011 by correspondence with the custodian, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 15, 2012

TICC CAPITAL CORP.
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	December 31, 2011	December 31, 2010
ASSETS
Non-affiliated/non-control investments (cost: $372,091,255 @ 12/31/11; $207,854,154 @ 12/31/10)	$375,793,839	$229,385,715
Control investments (cost: $17,434,371 @ 12/31/11; $18,346,533 @ 12/31/10)	15,675,000	18,150,000
Total investments at fair value	391,468,839	247,535,715
Cash and cash equivalents	4,494,793	68,780,866
Restricted cash	23,183,698	—
Deferred debt issuance costs	2,895,873	—
Interest receivable	1,837,882	1,488,984
Other assets	238,485	94,518
Total assets	$424,119,570	$317,900,083
LIABILITIES
Notes payable, net of discount	$99,710,826	$—
Accrued interest payable	1,076,113	—
Investment advisory fee payable to affiliate	2,895,799	1,760,896
Accrued capital gains incentive fee to affiliate	1,108,749	—
Securities purchased not settled	13,352,500	1,837,500
Accrued expenses	873,592	184,146
Total liabilities	119,017,579	3,782,542
NET ASSETS
Common stock, $0.01 par value, 100,000,000 shares authorized, and 32,818,428 and 31,886,367 issued and outstanding, respectively	328,184	318,864
Capital in excess of par value	376,991,540	369,163,104
Net unrealized appreciation on investments	1,943,213	21,335,028
Accumulated net realized losses on investments	(70,308,108)	(74,545,034)
Distributions in excess of investment income	(3,852,838)	(2,154,421)
Total net assets	305,101,991	314,117,541
Total liabilities and net assets	$424,119,570	$317,900,083
Net asset value per common share	$9.30	$9.85

See Accompanying Notes.

TICC CAPITAL CORP.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2011

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets(8)
Senior Secured Notes
Airvana Network Solutions, Inc.	telecommunication services	senior secured notes (4)(5)(6)(10) (10.00%, due March 25, 2015)	$5,476,190	$5,386,864	$5,465,950
AKQA, Inc.	advertising	senior secured notes(4)(6)(10) (5.09%, due March 20, 2013)	7,730,214	7,730,214	7,575,604
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)	software	senior secured notes(4)(5)(6) (9.84%, due September 11, 2013)	14,550,000	14,434,371	14,550,000
American Integration Technologies, LLC	semiconductor capital equipment	senior secured notes(4)(5) (11.75%, due December 31, 2013)	23,401,906	21,116,076	22,582,839
Anchor Glass Container Corporation	packaging and glass	senior secured notes(4)(10) (6.00%, due March 2, 2016)	4,957,465	4,957,465	4,932,678
Attachmate Corporation	enterprise software	senior secured notes(4)(5)(10) (6.50%, due April 27, 2017)	4,937,500	4,793,262	4,816,531
Band Digital Inc. (F/K/A “WHITTMANHART, Inc.”)	IT consulting	senior secured notes(4)(6) (15.58%, due December 31, 2012)	1,900,000	1,900,000	1,900,000
BNY Convergex	financial intermediaries	second lien senior secured notes(4)(10) (8.75%, due December 17, 2017)	1,875,000	1,858,003	1,781,250
CHS/Community Health Systems, Inc.	healthcare	senior secured notes(4)(5)(6)(10)(11) (3.96%, due July 25, 2014)	3,979,849	3,714,932	3,838,087
Decision Resources, LLC	healthcare	first lien senior secured notes(4)(5)(10) (7.00%, due December 28, 2016)	4,950,000	4,890,742	4,702,500
		second lien senior secured notes(4)(5) (9.50%, due May 13, 2018)	5,333,333	5,283,543	5,226,667
Diversified Machine, Inc.	autoparts manufacturer	first lien senior secured notes(4)(5)(10) (9.25%, due December 1, 2016)	5,000,000	4,926,898	4,987,500
Embanet-Compass Knowledge Group, Inc.	education	senior secured notes(4)(5)(6)(10) (5.50%, due June 27, 2017)	4,975,000	4,831,896	4,825,750
Emdeon, Inc.	healthcare	senior secured notes(4)(5)(6)(10) (6.75%, due November 2, 2018)	1,950,000	1,892,562	1,964,625
Endurance International Group, Inc.	web hosting	first lien senior secured notes(4)(5)(10) (7.75%, due December 28, 2016)	10,000,000	9,900,000	9,950,000
GenuTec Business Solutions, Inc.	interactive voice messaging services	senior secured notes(4)(5)(7) (0.0%, due October 30, 2014)	3,476,000	3,152,069	2,000,000
Getty Images, Inc.	printing and publishing	senior secured notes(4)(5)(6)(10) (5.25%, due November 5, 2016)	5,000,000	4,941,392	5,000,000
Global Tel Link Corp.	telecommunication services	senior secured notes(4)(5)(6)(10) (7.00%, due December 14, 2017)	5,818,182	5,717,186	5,727,302

(Continued on next page)See Accompanying Notes

TICC CAPITAL CORP.
CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
DECEMBER 31, 2011

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets(8)
Senior Secured Notes
Goodman Global, Inc.	building and development	senior secured notes(4)(5)(6)(10) (5.75%, due October 28, 2016)	$4,860,748	$4,778,271	$4,847,916
GRD Holding III	retail	senior secured notes(4)(5)(6)(10) (8.75%, due October 5, 2017)	4,000,000	3,610,953	3,520,000
GXS Worldwide Inc.	business services	senior secured notes(5)(10) (9.75%, due June 15, 2015)	8,000,000	7,906,828	7,440,000
HHI Holdings LLC	auto parts manufacturer	senior secured notes(4)(5)(10) (7.00%, due March 21, 2017)	4,466,250	4,448,122	4,393,673
Hyland Software, Inc.	enterprise software	senior secured notes(4)(5)(6)(10) (5.75%, due December 19, 2016)	2,852,555	2,798,057	2,809,767
Immucor, Inc.	healthcare	senior secured term B notes(4)(5)(10) (7.25%, due August 19, 2018)	4,488,750	4,332,486	4,508,949
InfoNXX Inc.	telecommunication services	second lien senior secured notes(4)(5)(10) (6.55%, due December 1, 2013)	7,000,000	6,693,859	6,440,000
Mercury Payment Systems, LLC	financial intermediaries	senior secured notes(4)(6)(10) (6.50%, due July 1, 2017)	3,980,000	3,980,000	3,960,100
Merrill Communications, LLC	printing and publishing	second lien senior secured notes(3)(4)(5)(10) (11.75% cash/2.62% PIK, due November 15, 2013)	6,219,910	6,180,828	5,867,428
National Healing Corp.	healthcare	senior secured notes(4)(5)(10) (8.25%, due November 30, 2017)	6,000,000	5,702,372	5,760,000
Nextag, Inc.	retail	senior secured notes(4)(5)(6)(10) (7.00%, due January 27, 2016)	10,766,667	10,153,496	10,416,750
Pegasus Solutions, Inc.	enterprise software	first lien senior secured notes(4)(5)(6)(10) (7.75%, due April 17, 2013)	2,577,942	2,448,984	2,496,299
		second lien senior secured notes(3)(5)(6) (0.00% Cash/13.00% PIK, due April 15, 2014)	6,000,838	4,283,558	5,640,788
Petco, Inc.	retail	senior secured notes(4)(10) (4.50%, due November 24, 2017)	5,000,000	4,768,740	4,865,000
Phillips Plastics Corporation	healthcare	senior secured notes(4)(5)(6)(10) (6.50%, due February 12, 2017)	2,992,500	2,967,686	2,955,094
Power Tools, Inc.	software	senior secured notes(4)(5)(6) (12.00%, due May 16, 2014)	8,000,000	7,947,337	7,200,000
Presidio IS Corp.	business services	senior secured notes(4)(6)(10) (7.25%, due March 31, 2017)	4,743,590	4,743,590	4,672,436

(Continued on next page)See Accompanying Notes

TICC CAPITAL CORP.
CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
DECEMBER 31, 2011

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets(8)
Senior Secured Notes
RBS Holding Company	printing and publishing	term B senior secured notes(4)(5)(10) (6.50%, due March 23, 2017)	$4,962,500	$4,917,481	$3,870,750
RCN Telecom Services, LLC	cable/satellite television	senior secured notes(4)(5)(10) (6.50%, due August 26, 2016)	4,974,811	4,890,594	4,878,847
Renaissance Learning	education	senior secured notes(4)(5)(10) (7.75%, due October 19, 2017)	3,990,000	3,833,900	3,920,175
Securus Technologies	telecommunication services	second lien senior secured notes(4)(5)(10) (10.00%, due May 18, 2018)	5,400,000	5,298,371	5,319,000
Shield Finance Co.	software	first lien term notes(4)(5)(10)(11)(12) (7.75%, due June 15, 2016)	3,790,914	3,662,185	3,781,437
SkillSoft Corporation	business services	senior secured notes(4)(5)(6)(10) (6.50%, due May 26, 2017)	5,000,000	4,952,306	4,952,100
SonicWall, Inc.	software	first lien senior secured notes(4)(5)(10) (8.27%, due January 23, 2016)	1,071,774	1,043,499	1,071,774
		second lien senior secured notes(4)(5)(10) (12.00%, due January 23, 2017)	5,000,000	4,873,705	4,950,000
SourceHOV, LLC	business services	second lien senior secured notes(4)(5) (10.50%, due May 19, 2018)	8,000,000	7,661,825	6,560,000
Stratus Technologies, Inc.	computer hardware	first lien high yield notes(5)(10) (12.00%, due March 29, 2015)	9,753,000	9,098,094	9,753,000
Sunquest Information Systems, Inc.	healthcare	senior secured notes(4)(5)(6)(10) (6.25%, due December 16, 2016)	4,975,000	4,868,469	4,912,813
Syniverse Holdings, Inc.	telecommunication services	senior secured notes(4)(5)(6)(10) (5.25%, due December 21, 2017)	3,979,900	3,836,252	3,971,622
Teleguam Holdings, LLC	telecommunication services	second lien senior secured notes(4)(5)(10) (9.75%, due June 9, 2017)	4,687,500	4,643,890	4,593,750
Unitek Global Services, Inc.	IT consulting	tranche B term loan(4)(5)(10) (9.00%, due April 15, 2018)	7,940,000	7,713,041	7,701,800
US FT HoldCo. Inc. (A/K/A US FT HoldCo. Inc.)	financial intermediaries	senior secured notes(4)(5)(6)(10) (7.50%, due November 30, 2017)	6,000,000	5,844,017	5,880,000
Vision Solutions, Inc	software	second lien senior secured notes(4)(5)(10) (9.50%, due July 23, 2017)	10,000,000	9,908,753	9,600,000
WEB.COM Group, Inc.	web hosting	senior secured notes(4)(5)(10)(11) (7.00%, due October 27, 2017)	5,000,000	4,428,688	4,575,000
Total Senior Secured Notes				$290,647,712	$289,913,551	95.0%

(Continued on next page)See Accompanying Notes

TICC CAPITAL CORP.
CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
DECEMBER 31, 2011

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets(8)
Subordinated Notes
Fusionstorm, Inc.	IT value-added reseller	subordinated notes(4)(5)(6) (11.74%, due February 28, 2013)	$1,022,500	$1,022,351	$962,939
Shearer’s Food Inc.	food products manufacturer	subordinated notes(3)(4)(5)(10) (12.00% Cash/3.75% PIK, due March 31, 2016)	4,221,193	4,141,875	3,967,921
Total Subordinated Notes				$5,164,226	$4,930,860	1.6%
Collateralized Loan Obligation — Debt Investments
Avenue CLO V LTD 2007-5A D1	structured finance	CLO secured notes(4)(5)(11)(12) (3.87%, due April 25, 2019)	$4,574,756	$2,327,337	$2,511,999
Canaras CLO — 2007-1A E	structured finance	CLO secured notes(4)(5)(11)(12) (4.91%, due June 19, 2021)	3,500,000	1,884,762	2,152,500
CIFC CLO — 2006-1A B2L	structured finance	CLO secured notes(4)(5)(11)(12) (4.41%, due October 20, 2020)	3,247,284	1,679,332	2,061,863
Emporia CLO 2007 3A E	structured finance	CLO secured notes(4)(5)(11)(12) (4.12%, due April 23, 2021)	5,391,000	4,140,712	3,180,690
Flagship 2005-4A D	structured finance	CLO secured notes(4)(5)(11)(12) (5.28%, due June 1, 2017)	2,612,988	1,644,453	1,835,624
Harch 2005-2A BB CLO	structured finance	CLO secured notes(4)(5)(11)(12) (5.42%, due October 22, 2017)	4,819,262	2,580,789	3,108,424
Hewetts Island CDO 2007-1RA E	structured finance	CDO secured notes(4)(5)(6)(11)(12) (7.20%, due November 12, 2019)	3,132,057	1,890,861	2,380,363
Hewetts Island CDO III 2005-1A D	structured finance	CDO secured notes(4)(5)(11)(12) (6.19%, due August 9, 2017)	6,456,937	3,587,739	5,072,944
Hewetts Island CDO IV 2006-4 E	structured finance	CDO secured notes(4)(5)(11)(12) (4.99%, due May 9, 2018)	7,897,268	5,575,257	5,176,396
Landmark V CDO LTD	structured finance	CDO senior secured notes(4)(5)(6)(11)(12) (5.78%, due June 1, 2017)	3,646,669	2,243,178	2,511,825
Latitude II CLO 2006 2A D	structured finance	CLO senior secured notes(4)(5)(6)(11)(12) (4.30%, due December 15, 2018)	2,828,018	1,575,173	1,753,371
Latitude III CLO 2007-3A	structured finance	CLO secured notes(4)(5)(11)(12) (4.14%, due April 11, 2021)	4,000,000	1,935,665	2,360,000
Liberty CDO LTD 2005-1AC	structured finance	CDO secured notes(4)(5)(6)(11)(12) (2.33%, due November 1, 2017)	1,986,259	1,155,372	1,311,924
Lightpoint CLO 2007-8A	structured finance	CLO secured notes(4)(5)(11)(12) (6.90%, due July 25, 2018)	5,000,000	2,896,267	3,700,000
Loomis Sayles CLO 2006-1AE	structured finance	CLO secured notes(4)(5)(11)(12) (4.27%, due October 26, 2020)	3,322,992	1,903,601	1,993,795
Ocean Trails CLO II 2007-2a-d	structured finance	CLO subordinated secured notes(4)(5)(11)(12) (4.90%, due June 27, 2022)	3,649,700	2,079,669	2,189,820

(Continued on next page)See Accompanying Notes

TICC CAPITAL CORP.
CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
DECEMBER 31, 2011

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets(8)
Collateralized Loan Obligation — Debt Investments
Primus 2007 2X Class E CLO	structured finance	CLO notes(4)(5)(11)(12) (5.15%, due July 15, 2021)	$2,834,633	$2,168,472	$1,686,607
Prospero CLO II BV	structured finance	CLO senior secured notes(4)(5)(11)(12) (4.20%, due October 20, 2022)	9,900,000	4,389,696	5,940,000
Total Collateralized Loan Obligation — Debt Investments				$45,658,335	$50,928,145	16.7%
Collateralized Loan Obligation — Equity Investments
ACA CLO 2006-2, Limited	structured finance	CLO preferred equity(11)(12)	$—	$2,200,000	$3,750,000
Canaras CLO Equity – 2007-1A, 1X	structured finance	CLO income notes(11)(12)	—	4,355,000	3,825,000
GALE 2007-4A CLO	structured finance	CLO income notes(11)(12)	—	1,965,000	1,950,000
GSC Partners 2007-8X Sub CDO	structured finance	CLO income notes(11)(12)	—	4,110,000	4,560,000
Harbourview - 2006A CLO Equity	structured finance	CDO subordinates notes(11)(12)	—	3,639,870	2,729,350
Jersey Street 2006-1A CLO LTD	structured finance	CLO income notes(11)(12)	—	4,924,237	4,229,225
Kingsland LTD 2007-4X Sub	structured finance	CLO income notes(11)(12)	—	402,500	376,250
Lightpoint CLO 2005-3X	structured finance	CLO income notes(11)(12)	—	3,330,000	3,116,250
Lightpoint CLO VII LTD 2007-7	structured finance	CLO subordinated notes(11)(12)	—	1,562,500	1,360,000
Marlborough Street 2007-1A	structured finance	CLO income notes(11)(12)	—	1,739,000	1,504,000
OCT11 2007-1A CLO	structured finance	CLO income notes(11)(12)	—	2,434,162	2,351,250
Rampart 2007-1A CLO Equity	structured finance	CLO subordinated notes(11)(12)	—	3,412,500	2,870,000
Sargas CLO 2006 -1A	structured finance	CLO subordinated notes(11)(12)	—	4,945,500	6,666,000
Total Collateralized Loan Obligation — Equity Investments				$39,020,269	$39,287,325	12.9%
Common Stock
Algorithmic Implementations, Inc.	software	common stock	$—	$3,000,000	$1,125,000
(d/b/a “Ai Squared”)
Integra Telecomm, Inc.	telecommunication services	common stock(7)	—	1,712,397	1,051,271
Pegasus Solutions, Inc.	enterprise software	common equity(7)	—	62,595	959,999
Stratus Technologies, Inc.	computer hardware	common equity(7)	—	377,928	—
Total Common Stock Investments				$5,152,920	$3,136,270	1.0%
Preferred Equity
GenuTec Business Solutions, Inc.	interactive voice messaging services	convertible preferred stock(7)	$—	$1,500,000	$—
Pegasus Solutions, Inc.	enterprise software	preferred equity(3) (14.00% PIK dividend)	—	1,120,542	2,176,237
Stratus Technologies, Inc.	computer hardware	preferred equity(7)	—	186,622	318,451
Total Preferred Equity Investments				$2,807,164	$2,494,688	0.8%

(Continued on next page)See Accompanying Notes

TICC CAPITAL CORP.
CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
DECEMBER 31, 2011

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets(8)
Warrants
Band Digital Inc. (F/K/A “WHITTMANHART, Inc.”)	IT consulting	warrants to purchase common stock(7)	$—	$—	$—
Fusionstorm, Inc.	IT value-added reseller	warrants to purchase common stock(7)	—	725,000	578,000
Power Tools, Inc.	software	warrants to purchase common stock(7)	—	350,000	200,000
Total Warrants				$1,075,000	$778,000	0.3%
Total Investments				$389,525,626	$391,468,839	128.3%

(1)	Other than Algorithmic Implementation, Inc. (d/b/a Ai Squared), which we may be deemed to control, we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Portfolio includes $16,441,941 of principal amount of debt investments which contain a PIK provision. Portfolio also includes one preferred equity position which contains a PIK dividend provision. For the year ending December 31, 2011, total PIK income is $1,474,475, which is derived from the following investments with a PIK provision: Merrill Communications, LLC ($150,893), Pegasus Solutions, Inc. ($710,143), Pegasus Solutions, Inc. Preferred Equity ($463,295) and Shearer’s Food Inc. ($150,144). See also Note 2 to the Consolidated Financial Statements.
(4)	Notes bear interest at variable rates.
(5)	Cost value reflects accretion of original issue discount or market discount.
(6)	Cost value reflects repayment of principal.
(7)	Non-income producing at the relevant period end.
(8)	As a percentage of net assets at December 31, 2011, investments at fair value are categorized as follows: senior secured notes (95.0%), subordinated notes (1.6%), CLO debt (16.7%), CLO equity (12.9%), common stock (1.0%), preferred shares (0.8%) and warrants to purchase equity securities (0.3%).
(9)	Aggregate gross unrealized appreciation for federal income tax purposes is $18,879,992; aggregate gross unrealized depreciation for federal income tax purposes is $35,465,298. Net unrealized depreciation is $16,585,306 based upon a tax cost basis of $408,054,145.
(10)	All or a portion of this investment represents TICC CLO LLC collateral.
(11)	Non-qualifying asset.
(12)	Investment not domiciled in the United States.

(Continued on next page)See Accompanying Notes

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2010

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets(8)
Senior Secured Notes
Airvana Network Solutions, Inc.	software	senior secured notes (4)(5)(6) (11.00%, due August 27, 2014)	$8,847,171	$8,700,153	$8,858,230
AKQA, Inc.	advertising	senior secured notes(4)(6) (4.96%, due March 20, 2013)	7,865,342	7,865,342	7,857,477
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)	software	senior secured notes(4)(5)(6) (9.84%, due September 11, 2013)	15,550,000	15,346,533	15,550,000
American Integration Technologies, LLC	semiconductor capital	senior secured notes(4)(5) (11.75%, due December 31, 2013)	23,401,906	20,059,705	21,763,773
Band Digital Inc. (F/K/A “WHITTMANHART, Inc.”)	IT consulting	senior secured notes(4)(6) (15.58%, due December 31, 2011)	2,425,000	2,425,000	2,425,000
Birch Communications, Inc.	telecommunication services	senior secured notes(4) (15.00%, due June 21, 2015)	5,000,000	5,000,000	5,000,000
BNY Convergex	financial intermediaries	second lien senior secured notes(4) (8.75%, due December 17, 2017)	1,875,000	1,837,500	1,837,500
Decision Resources, LLC	healthcare	first lien senior secured notes(4)(5) (7.75%, due December 28, 2016)	4,500,000	4,432,525	4,432,500
Del Mar CLO I Ltd. 2006-1	structured finance	CLO secured notes(4)(5)(6) (4.29%, due July 25, 2018)	1,831,690	934,388	1,373,768
Diversified Machine, Inc.	autoparts manufacturer	first lien senior secured notes(4)(5) (10.50%, due October 28, 2015)	5,500,000	5,339,007	5,335,000
Drew Marine Partners, L.P.	shipping & transportation	first lien senior secured notes(4)(5)(6) (9.50%, due August 31, 2014)	4,468,750	4,371,448	4,424,063
Fairway Group Acquisition Company	grocery	first lien senior secured notes(4)(5) (12.00%, due October 1, 2014)	4,950,008	4,832,815	4,956,196
GenuTec Business Solutions, Inc.	interactive voice messaging	senior secured notes(4)(5)(7) (0.0%, due October 30, 2014)	3,476,000	3,079,396	2,000,000
GXS Worldwide Inc.	software	senior secured notes(5) (9.75%, due June 15, 2015)	8,000,000	7,885,499	7,900,000
HHI Holdings LLC	auto parts manufacturer	senior secured notes(4)(5) (10.50%, due March 30, 2015)	3,381,236	3,292,190	3,415,049
Hyland Software, Inc.	enterprise software	first lien senior secured notes(4)(5) (6.75%, due December 19, 2016)	3,818,182	3,780,029	3,822,955
Krispy Kreme Doughnut Corporation	retail food products	first lien senior secured notes(4)(5)(6) (10.75%, due February 16, 2014)	3,899,005	3,683,115	3,899,005

(Continued on next page)See Accompanying Notes

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
DECEMBER 31, 2010

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets(8)
Senior Secured Notes
MLM Holdings, Inc.	software	senior secured notes(4)(5) (7.00%, due December 1, 2016)	$4,987,500	$4,913,231	$4,912,688
Pegasus Solutions, Inc.	enterprise software	first lien senior secured notes(4)(5)(6) (7.75%, due April 17, 2013)	2,950,461	2,722,247	2,768,506
		second lien senior secured notes(3)(5)(6) (0.00% Cash/13.00% PIK, due April 15, 2014)	5,290,695	3,153,479	4,936,219
Power Tools, Inc.	software	senior secured notes(4)(5)(6) (12.00%, due May 16, 2014)	9,000,000	8,912,088	8,235,000
Presidio Inc.	business services	first lien senior secured notes(4)(5) (7.50%, due December 16, 2015)	9,375,000	9,141,699	9,140,625
Prodigy Health Group	healthcare	second lien senior secured notes(4)(5) (8.27%, due November 29, 2013)	3,013,333	2,153,283	2,968,133
QA Direct Holdings, LLC	printing and publishing	first lien senior secured notes(4)(5)(6) (8.25%, due August 10, 2014)	5,488,999	5,150,835	5,205,381
Shield Finance Co.	software	first lien term notes(4)(5)(6)(10)(11) (7.75%, due June 15, 2016)	5,910,000	5,681,659	5,880,450
SonicWall, Inc.	software	first lien senior secured notes(4)(5) (8.25%, due January 23, 2016)	1,794,355	1,743,235	1,803,327
SonicWall, Inc. 2		second lien senior secured notes(4)(5) (12.00%, due January 23, 2017)	5,000,000	4,856,725	5,000,000
Stratus Technologies, Inc.	computer hardware	first lien high yield notes(5) (12.00%, due March 29, 2015)	10,000,000	9,175,912	9,885,000
U.S. Telepacific Corp.	telecommunication services	senior secured notes(4)(5) (9.25%, due August 4, 2011)	3,970,000	3,946,073	4,000,410
Vision Solutions, Inc	software	senior secured notes(4)(5) (7.75%, due July 23, 2016)	5,775,000	5,554,250	5,717,250
Total Senior Secured Note Investments				$169,969,361	$175,303,505	55.4%
Subordinated Notes
Fusionstorm, Inc.	IT value-added reseller	subordinated notes(4)(5)(6) (11.74%, due February 28, 2013)	$1,922,500	$1,903,984	$1,840,794
Shearer’s Food Inc.	food products manufacturer	subordinated notes(3)(4)(5) (12.00% Cash/3.50% PIK, due March 31, 2016)	4,071,049	3,979,305	4,111,759
Total Subordinated Notes				$5,883,289	$5,952,553	1.9%
Collateralized Loan Obligation — Debt Investments
Avenue CLO V LTD 2007-5A D1	structured finance	CLO secured notes(4)(5)(10)(11) (3.73%, due April 25, 2019)	$3,659,805	$1,702,855	$2,049,491
Canaras CLO — 2007-1A E	structured finance	CLO secured notes(4)(5)(10)(11) (4.65%, due June 19, 2021)	3,500,000	1,804,206	2,660,000

(Continued on next page)See Accompanying Notes

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
DECEMBER 31, 2010

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets(8)
Collateralized Loan Obligation — Debt Investments
CIFC CLO — 2006-1A B2L	structured finance	CLO secured notes(4)(5)(10)(11) (4.29%, due October 20, 2020)	$3,247,284	$1,593,673	$2,273,099
Flagship 2005-4A D	structured finance	CLO secured notes(4)(5)(10)(11) (5.05%, due June 1, 2017)	2,612,988	1,538,260	1,959,741
Harch CLO II LTD 2005-2a e	structured finance	CDO secured notes(4)(5)(10)(11) (5.29%, due October 22, 2017)	4,819,262	2,382,248	3,325,290
Hewetts Island CDO 2007-1RA E	structured finance	CDO secured notes(4)(5)(6)(10)(11) (7.04%, due November 12, 2019)	3,193,918	1,859,658	2,746,769
Hewetts Island CDO III 2005-1A D	structured finance	CDO secured notes(4)(5)(10)(11) (6.04%, due August 9, 2017)	6,640,478	3,503,885	5,578,002
Hewetts Island CDO IV 2006-4X E BB	structured finance	CDO secured notes(4)(5)(10)(11) (4.84%, due May 9, 2018)	3,251,816	1,491,511	2,438,862
Hudson Straits CLO 2004-1A E	structured finance	CLO secured notes(4)(5)(10)(11) (7.04%, due October 15, 2016)	2,244,290	1,283,620	1,907,647
Landmark V CDO LTD	structured finance	CDO senior secured notes(4)(5)(6)(10)(11) (5.55%, due June 1, 2017)	3,722,086	2,153,441	2,887,222
Latitude II CLO 2006 2A D	structured finance	CLO senior secured notes(4)(5)(6)(10)(11) (4.05%, due December 15, 2018)	2,828,018	1,475,855	1,630,635
Latitude III CLO 2007-3A	structured finance	CLO secured notes(4)(5)(10)(11) (4.04%, due April 11, 2021)	4,000,000	1,834,131	2,200,000
Liberty CDO LTD 2005-1A C	structured finance	CLO secured notes(4)(5)(6)(10)(11) (2.19%, due November 1, 2017)	2,371,953	1,283,845	1,470,611
Lightpoint CLO 2007-8A	structured finance	CLO secured notes(4)(5)(10)(11) (6.79%, due July 25, 2018)	5,000,000	2,738,631	4,500,000
Loomis Sayles CLO 2006-1AE	structured finance	CLO secured notes(4)(5)(10)(11) (4.14%, due October 26, 2020)	3,322,992	1,818,151	2,359,324
Ocean Trails CLO II 2007-2a-d	structured finance	CLO subordinated secured notes (4)(5)(10)(11) (4.79%, due June 27, 2022)	3,649,700	1,974,935	2,737,275
Prospero CLO II BV	structured finance	CLO senior secured notes (4)(5)(10)(11) (4.24%, due October 20, 2022)	9,900,000	4,191,843	6,336,000
Total Collateralized Loan Obligation — Debt Investments				$34,630,748	$49,059,968	16.1%

(Continued on next page)See Accompanying Notes

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
DECEMBER 31, 2010

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets(8)
Collateralized Loan Obligation — Equity Investments
ACA CLO 2006-2, Limited	structured finance	CLO preferred equity(10)(11)	$—	$2,200,000	$2,850,000
Sargas CLO 2006 -1A	structured finance	CLO subordinated notes(10)(11)	—	4,945,500	6,060,000
Total Collateralized Loan Obligation — Equity Investments				$7,145,500	$8,910,000	2.8%
Common Stock
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)	software	common stock	$—	$3,000,000	$2,600,000
Integra Telecomm, Inc.	telecommunication services	common stock(7)	—	1,712,397	3,115,022
Pegasus Solutions, Inc.	enterprise software	common equity(7)	—	62,595	112,238
Stratus Technologies, Inc.	computer hardware	common equity(7)	—	377,928	—
Total Common Stock Investments				$5,152,920	$5,827,260	1.9%
Preferred Equity
GenuTec Business Solutions, Inc.	interactive voice messaging services	convertible preferred stock(7)	$—	$1,500,000	$—
Pegasus Solutions, Inc.	enterprise software	preferred equity(3) (14.00% PIK dividend)	—	657,247	1,530,949

Stratus Technologies, Inc.	computer hardware	preferred equity(7)	—	186,622	431,480
Total Preferred Equity Investments				$2,343,869	$1,962,429	0.6%
Warrants
Band Digital Inc. (F/K/A “WHITTMANHART, Inc.”)	IT consulting	warrants to purchase common stock(7)	$—	$—	$—
Fusionstorm, Inc.	IT value-added reseller	warrants to purchase common stock(7)	—	725,000	150,000
Power Tools, Inc.	software	warrants to purchase common stock(7)	—	350,000	370,000
Total Warrants				$1,075,000	$520,000	0.2%
Total Investments				$226,200,687	$247,535,715	78.9%

(1)	Other than Algorithmic Implementation, Inc. (d/b/a Ai Squared), which we may be deemed to control, we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	For the year ending December 31, 2010, total PIK income is $710,108, which is derived from the following investments with a PIK provision: Allen Systems Group, Inc. ($52,828), Cavtel Holdings, LLC ($77,459), Pegasus Solutions, Inc. ($322,906), Pegasus Solutions, Inc. Preferred Equity ($137,789), Shearer’s Food Inc. ($71,050) and Workflow Management, Inc. ($48,076). As of December 31, 2010, the Company no longer had investments in Allen Systems Group, Inc., Cavtel Holdings, LLC and Workflow Management, Inc. See also Note 2 to the Consolidated Financial Statements.
(4)	Notes bear interest at variable rates.
(5)	Cost value reflects accretion of original issue discount or market discount.
(6)	Cost value reflects repayment of principal.
(7)	Non-income producing at the relevant period end.

(Continued on next page)See Accompanying Notes

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
DECEMBER 31, 2010

(8)	As a percentage of net assets at December 31, 2010, investments at fair value are categorized as follows: senior secured notes (55.4%), subordinated notes (1.9%), CLO debt (16.1%), CLO equity (2.8%), common stock (1.9%), preferred shares (0.6%) and warrants to purchase equity securities (0.2%).
(9)	Aggregate gross unrealized appreciation for federal income tax purposes is $26,128,474; aggregate gross unrealized depreciation for federal income tax purposes is $19,686,116. Net unrealized appreciation is $6,442,358 based upon a tax cost basis of $241,093,357.

(10) Non-qualifying asset.

(11) Investment not domiciled in the United States.

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
INVESTMENT INCOME
From non-affiliated/non-control investments:
Interest income — debt investments	$29,604,441	$26,959,707	$17,907,924
Distributions from securitization vehicles and equity investments	13,079,923	3,728,638	—
Commitment, amendment fee income and other income	920,945	968,317	129,265
Total investment income from non-affiliated/non-control investments	43,605,309	31,656,662	18,037,189
From control investments:
Interest income — debt investments	1,582,881	1,849,929	2,470,603
Total investment income	45,188,190	33,506,591	20,507,792
EXPENSES
Compensation expense	1,090,626	1,020,950	971,356
Investment advisory fees	7,317,273	5,043,973	4,070,205
Professional fees	1,190,999	1,033,650	1,305,894
Interest expense	1,243,584	—	—
Insurance	68,450	75,419	75,974
Directors’ fees	222,749	178,750	193,000
Transfer agent and custodian fees	116,592	105,389	98,012
General and administrative	587,314	401,366	249,567
Total expenses before incentive fees	11,837,587	7,859,497	6,964,008
Net investment income incentive fees	2,241,713	1,403,597	51,800
Capital gains incentive fees	1,108,749	—	—
Total incentive fees	3,350,462	1,403,597	51,800
Total expenses	15,188,049	9,263,094	7,015,808
Net investment income	30,000,141	24,243,497	13,491,984
Net change in unrealized (depreciation) appreciation on investments	(19,391,815)	81,836,604	32,203,525
Net realized gains (losses) on investments	3,600,539	(42,132,660)	(10,513,051)
Net increase in net assets resulting from operations	$14,208,865	$63,947,441	$35,182,458
Net increase in net assets resulting from net investment income per common share:
Basic and diluted	$0.92	$0.89	$0.51
Net increase in net assets resulting from operations per common share:
Basic and diluted	$0.44	$2.35	$1.32
Weighted average shares of common stock outstanding:
Basic and diluted	32,433,101	27,253,552	26,624,217

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase in net assets from operations:
Net investment income	$30,000,141	$24,243,497	$13,491,984
Net realized gains (losses) on investments	3,600,539	(42,132,660)	(10,513,051)
Net change in unrealized (depreciation) appreciation on investments	(19,391,815)	81,836,604	32,203,525
Net increase in net assets resulting from operations	14,208,865	63,947,441	35,182,458
Distributions to shareholders	(32,176,536)	(22,959,856)	(15,973,470)
Capital share transactions:
Issuance of common stock (net of offering costs of $318,630, $2,817,408 and $0, respectively)	6,360,019	46,859,868	—
Reinvestment of dividends	2,592,102	2,178,093	1,516,257
Net increase in net assets from capital share transactions	8,952,121	49,037,961	1,516,257
Total (decrease) increase in net assets	(9,015,550)	90,025,546	20,725,245
Net assets at beginning of period	314,117,541	224,091,995	203,366,750
Net assets at end of period (including over distributed net investment income of $3,852,838, $2,154,421 and $3,438,061, respectively)	$305,101,991	$314,117,541	$224,091,995
Capital share activity:
Shares sold	651,599	4,834,651	—
Shares issued from reinvestment of dividends	280,462	238,500	329,670
Net increase in capital share activity	932,061	5,073,151	329,670

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$14,208,865	$63,947,441	$35,182,458
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used) provided by operating activities:
Amortization of discounts	(5,011,157)	(5,577,631)	(2,782,998)
Increase in investments due to PIK	(1,474,475)	(710,108)	(162,055)
Purchases of investments	(260,953,494)	(128,038,228)	(65,671,220)
Repayments of principal and reductions to investment cost value	107,965,693	73,771,623	65,639,714
Proceeds from the sale of investments	11,264,033	54,811,196	14,010,037
Net realized (gains) losses on investments	(3,600,539)	42,132,660	10,513,051
Net change in unrealized depreciation (appreciation) on investments	19,391,815	(81,836,604)	(32,203,525)
Amortization of discount on notes payable and deferred debt issuance costs	167,471	—	—
(Increase) decrease in interest receivable	(348,898)	(628,713)	291,432
(Increase) decrease in other assets	(143,967)	161,494	(108,206)
Increase in accrued interest payable	1,076,113	—	—
Increase (decrease) in investment advisory fee payable	1,134,903	641,352	(167,907)
Increase in accrued capital gains incentive fee	1,108,749	—	—
Increase (decrease) in accrued expenses	689,446	55,394	(179,934)
Net cash (used) provided by operating activities	(114,525,442)	18,729,876	24,360,847
CASH FLOWS FROM INVESTING ACTIVITIES
Change in restricted cash	(23,183,698)	—	—
Net cash used by investing activities	(23,183,698)	—	—
CASH FLOWS FROM FINANCING ACTIVITIES
Notes payable (net of discount of $1,588,125)	$99,661,875	—	—
Deferred debt issuance costs	(3,014,393)	—	—
Proceeds from the issuance of common stock	6,678,649	49,677,276	—
Offering expenses from the issuance of common stock	(318,630)	(2,817,408)	—
Distributions paid (net of stock issued under dividend reinvestment plan of $2,592,102, $2,178,093 and 1,516,257, respectively)	(29,584,434)	(20,781,763)	(14,457,213)
Net cash provided (used) by financing activities	73,423,067	26,078,105	(14,457,213)
Net (decrease) increase in cash and cash equivalents	(64,286,073)	44,807,981	9,903,634
Cash and cash equivalents, beginning of period	68,780,866	23,972,885	14,069,251
Cash and cash equivalents, end of period	$4,494,793	$68,780,866	$23,972,885
NON-CASH FINANCING ACTIVITIES
Value of shares issued in connection with dividend reinvestment plan	$2,592,102	$2,178,093	$1,516,257
SUPPLEMENTAL DISCLOSURES
Securities purchased not settled	$13,352,500	$1,837,500	$—

See Accompanying Notes.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2011

NOTE 1. ORGANIZATION

TICC Capital Corp. (“TICC” or the “Company”) was incorporated under the General Corporation Laws of the State of Maryland on July 21, 2003 and is a non-diversified, closed-end investment company. TICC has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, TICC has elected to be treated for tax purposes as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to maximize its total return, by investing primarily in corporate debt securities.

TICC’s investment activities are managed by TICC Management, LLC, (“TICC Management”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners, LLC (“BDC Partners”) is the managing member of TICC Management and serves as the administrator of TICC.

On August 10, 2011, the Company completed a $225.0 million debt securitization financing transaction. The Class A Notes offered in the debt securitization were issued by TICC CLO LLC (the “Securitization Issuer” or “TICC CLO”), a subsidiary of TICC Capital Corp. 2011-1 Holdings, LLC (“Holdings”), a direct subsidiary of TICC, and the notes are secured by the assets held by the Securitization Issuer. The securitization was executed through a private placement of $101.25 million of Aaa/AAA Class A Notes of the Securitization Issuer. Holdings retained all of the subordinated notes, which totaled $123.75 million, and retained all the membership interests in the Securitization Issuer. For further information on the securitization, see Note 8.

The Company consolidated the results of its subsidiaries, Holdings and TICC CLO, in its consolidated financial statements as the subsidiaries are operated solely for investment activities of the Company, and the Company has substantial equity at risk. The creditors of TICC CLO have received security interests in the assets owned by TICC CLO and such assets are not intended to be available to the creditors of TICC (or any other affiliate of TICC).

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Holdings, and its indirect subsidiary, TICC CLO.

USE OF ESTIMATES

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America that require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results may differ from those estimates.

In the normal course of business, the Company may enter into contracts that contain a variety of representations and provide indemnifications. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based upon experience, the Company expects the risk of loss to be remote.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost or amortized cost which approximates fair value.

INVESTMENT VALUATION

The most significant estimate inherent in the preparation of TICC’s consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments TICC makes. TICC is required to specifically fair value each individual investment on a quarterly basis.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments are of two types: (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited. The adoption of this update will not have a material impact on its consolidated financial statements; however, certain investments will not be valued under the highest and best use concept and TICC will enhance the disclosures in its consolidated financial statements.

TICC adopted ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements, on January 1, 2008. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. TICC has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists, all of TICC’s investments are based upon “Level 3” inputs.

TICC’s Board of Directors determines the value of its investment portfolio each quarter. In connection with that determination, members of TICC Management’s portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. Since March 2004, TICC has engaged third-party valuation firms to provide assistance in valuing its bilateral investments and, more recently, for certain of its syndicated loans, although TICC’s Board of Directors ultimately determines the appropriate valuation of each such investment.

TICC’s process for determining the fair value of a bilateral investment begins with determining the enterprise value of the portfolio company. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The fair value of TICC’s investment is based, in part, on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby TICC exits a private investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which TICC derives a single estimate of enterprise value. To determine the enterprise value of a portfolio company, TICC analyzes the historical and projected financial results, as well as the nature and value of any collateral. TICC also uses industry valuation benchmarks and public market comparables. TICC also considers other events, including private mergers and acquisitions, a purchase transaction, public offering or subsequent debt or equity sale or restructuring, and include these events in the enterprise valuation process. TICC generally requires portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Typically, TICC’s bilateral debt investments are valued on the basis of a fair value determination arrived at through an analysis of the borrower’s financial and operating condition or other factors, as well as consideration of the entity’s enterprise value. The types of factors that TICC may take into account in valuing its investments include: market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, among other factors. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidity events. The determined equity values are generally discounted when TICC has a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

TICC will record unrealized depreciation on bilateral investments when TICC believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful. To the extent that TICC believes that it has become probable that a loan is not collectible or probable that an equity investment is not realizable, TICC will classify that amount as a realized loss. TICC will record unrealized appreciation if TICC believes that the underlying portfolio company has appreciated in value and TICC’s equity security has also appreciated in value. Changes in fair value, other than such changes that are considered probable of non-collection or non-realization, as described above, are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

Under the valuation procedures approved by TICC’s Board of Directors, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of TICC’s bilateral investments for which market quotations are not readily available that, when combined with all other investments in the same portfolio company, (i) have a value as of the previous quarter of greater than or equal to 2.5% of its total assets as of the previous quarter, and (ii) have a value as of the current quarter of greater than or equal to 2.5% of its total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, the frequency of those third-party valuations of TICC’s portfolio securities is based upon the grade assigned to each such security under its credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. TICC Management also retains the authority to seek, on TICC’s behalf, additional third party valuations with respect to both TICC’s bilateral portfolio securities and TICC’s syndicated loan investments. TICC’s Board of Directors retains ultimate authority as to the third-party review cycle as well as the appropriate valuation of each investment.

On April 9, 2009, the FASB issued additional guidelines under ASC 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides guidance on factors that should be considered in determining when a previously active market becomes inactive and whether a transaction is orderly. In accordance with ASC 820-10-35, TICC’s valuation procedures specifically provide for the review of indicative quotes supplied by the large agent banks that make a market for each security. However, the marketplace for which TICC obtains indicative bid quotes for purposes of determining the fair value of its syndicated loan investments have shown these attributes of illiquidity as described by ASC-820-10-35. Due to limited market liquidity in the syndicated loan market, TICC believes that the non-binding indicative bids received from agent banks for certain syndicated investments that TICC owns may not be determinative of their fair value and therefore alternative valuation procedures may need to be undertaken. As a result, TICC has engaged third-party valuation firms to provide assistance in valuing certain syndicated investments that TICC owns. In addition, TICC Management prepares an analysis of each syndicated loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the portfolio company. All available information, including non-binding indicative bids which may not be determinative of fair value, is presented to the Valuation Committee to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in its determination of fair value. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of the fair value that is indicated by the analysis provided by third-party valuation firms. TICC has considered the factors described in ASC 820-10 and has determined that TICC is properly valuing the securities in its portfolio.

During the past several quarters, TICC has acquired a number of debt and equity positions in collateralized loan obligation (“CLO”) investment vehicles. These investments are special purpose financing vehicles. In valuing such investments, TICC considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. In addition, TICC considers the indicative prices provided by the broker who arranges transactions in such investment vehicles, as well as any available information on other relevant transactions in the market. TICC Management or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to TICC’s Board of Directors for its determination of fair value of these investments.

Our assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10-35 at December 31, 2011, were as follows:

($ in millions)	Fair Value Measurements at Reporting Date Using			Total
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash equivalents	$0.0	$0.0	$0.0	$0.0
Senior Secured Notes	0.0	10.7	279.2	289.9
CLO Debt	0.0	0.0	51.0	51.0
CLO Equity	0.0	0.0	39.3	39.3
Subordinated Notes	0.0	0.0	4.9	4.9
Common Stock	0.0	0.0	3.1	3.1
Preferred Shares	0.0	0.0	2.5	2.5
Warrants to purchase equity	0.0	0.0	0.8	0.8
Total	$0.0	$10.7	$380.8	$391.5

A reconciliation of the fair value of investments for the year ended December 31, 2011, utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Note Investments	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Subordinated Note Investments	Common Stock Investments	Preferred Share Equity Investments	Warrants to Purchase Equity Investments	Total
Balance at December 31, 2010	$173.9	$50.4	$8.9	$6.0	$5.8	$2.0	$0.5	$247.5
Realized Losses included in earnings	2.7	0.9	0.0	0.0	0.0	0.0	0.0	3.6
Unrealized (depreciation) appreciation included in earnings	(5.7)	(9.5)	(1.5)	(0.4)	(2.7)	0.1	0.3	(19.4)
Accretion of discount	2.8	2.2	0.0	0.0	0.0	0.0	0.0	5.0
Purchases	230.0	10.6	31.9	0.0	0.0	0.0	0.0	272.5
Repayments and Sales(1)	(113.8)	(3.6)	0.0	(0.7)	0.0	0.4	0.0	(117.7)
Transfers in and/or out of level 3	(10.7)	0.0	0.0	0.0	0.0	0.0	0.0	(10.7)
Balance at December 31, 2011	$279.2	$51.0	$39.3	$4.9	$3.1	$2.5	$0.8	$380.8
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	($4.1)	($8.8)	($1.3)	($0.3)	($2.7)	$0.1	$0.3	($16.8)

(1)	Includes PIK interest of approximately $1.5 million and rounding adjustments to reconcile period balances.

Our assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10-35 at December 31, 2010, were as follows:

($ in millions)	Fair Value Measurements at Reporting Date Using			Total
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash equivalents	$68.5	$0.0	$0.0	$68.5
Senior Secured Notes	0.0	0.0	173.9	173.9
CLO Debt	0.0	0.0	50.4	50.4
CLO Equity	0.0	0.0	8.9	8.9
Subordinated Notes	0.0	0.0	6.0	6.0
Common Stock	0.0	0.0	5.8	5.8
Preferred Shares	0.0	0.0	2.0	2.0
Warrants to purchase equity	0.0	0.0	0.5	0.5
Total	$68.5	$0.0	$247.5	$316.0

A reconciliation of the fair value of investments for the year ended December 31, 2010, utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Note Investments	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Subordinated Note Investments	Common Stock Investments	Preferred Share Equity Investments	Warrants to Purchase Equity Investments	Total
Balance at December 31, 2009	$180.1	$4.9	$2.2	$2.7	$5.5	$0.0	$0.5	$195.9
Realized Losses included in earnings	(42.4)	0.0	0.0	0.0	0.0	0.0	0.0	(42.4)
Unrealized appreciation (depreciation) included in earnings	63.7	15.0	1.8	0.8	(0.1)	1.2	0.0	82.4
Accretion of discount	4.5	1.1	0.0	0.0	0.0	0.0	0.0	5.6
Purchases	88.1	31.5	4.9	3.9	0.4	0.8	0.0	129.6
Repayments and Sales(1)	(120.1)	(2.1)	0.0	(1.4)	0.0	0.0	0.0	(123.6)
Transfers in and/or out of level 3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Balance at December 31, 2010	$173.9	$50.4	$8.9	$6.0	$5.8	$2.0	$0.5	$247.5
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$18.7	$15.0	$1.8	$0.9	($0.1)	$1.1	$0.1	$37.5

(1)	Includes amortization of discounts of approximately $5.6 million and PIK interest of approximately $710,000 and rounding adjustments to reconcile period balances.

The following table shows the fair value of TICC’s portfolio of investments by asset class as of December 31, 2011 and 2010:

	2011		2010
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(dollars in millions)		(dollars in millions)
Senior Secured Notes	$289.9	74.1%	$173.9	70.3%
CLO Debt	51.0	13.0%	50.4	20.4%
CLO Equity	39.3	10.0%	8.9	3.6%
Subordinated Notes	4.9	1.3%	6.0	2.4%
Common Stock	3.1	0.8%	5.8	2.3%
Preferred Shares	2.5	0.6%	2.0	0.8%
Warrants	0.8	0.2%	0.5	0.2%
Total	$391.5	100.0%	$247.5	100.0%

OTHER ASSETS

Other assets consists of prepaid expenses associated primarily with insurance costs.

INTEREST INCOME RECOGNITION

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected.

PAYMENT-IN-KIND

The Company may have investments in its portfolio which contain a payment-in-kind, or PIK, provision. The PIK interest is added to the cost basis of the investment and recorded as income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. For the year ended December 31, 2011 the Company recorded PIK interest income of approximately $1,474,000. For the years ended December 31, 2010 and 2009, the Company recorded approximately $710,000 and $162,000 in PIK interest income, respectively.

In addition, the Company recorded original issue discount income of approximately $5,011,000, $5,578,000 and $2,783,000 for the years ended December 31, 2011, 2010 and 2009, respectively, representing the amortization of the discount attributed to certain debt securities purchased by the Company, including original issue discount (“OID”) and market discount.

OTHER INCOME

Other income includes closing fees, or origination fees, associated with investments in portfolio companies. Such fees are normally paid at closing of the Company’s investments, are fully earned and non-refundable, and are generally non-recurring.

MANAGERIAL ASSISTANCE FEES

The 1940 Act requires that a business development company offer managerial assistance to its portfolio companies. The Company offers to provide managerial assistance to its portfolio companies in connection with the Company’s investments and may receive fees for its services. The Company has not received any fees for such services since inception.

FEDERAL INCOME TAXES

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, TICC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, the cost basis of the portfolio investments at December 31, 2011 and December 31, 2010 was approximately $408,054,145 and $241,093,000, respectively.

CONCENTRATION OF CREDIT RISK

The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. In addition, the Company’s portfolio may be concentrated in a limited number of portfolio companies in the technology-related sector, which will subject the Company to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities that the Company holds or if the technology-related sector experiences a market downturn.

NOTE 3. CASH AND CASH EQUIVALENTS

At December 31, 2011 and December 31, 2010, respectively, cash and cash equivalents consisted of:

	December 31, 2011	December 31, 2010
Eurodollar Time Deposit (due 1/3/11)	$—	$68,513,869
Total Cash Equivalents	—	68,513,869
Cash	4,494,793	266,997
Restricted Cash	23,183,698	—
Cash and Cash Equivalents	$27,678,491	$68,780,866

Restricted cash, approximately $23.2 million at December 31, 2011, include amounts that are collected and are held by Bank of New York as trustee and custodian of the assets for the Company’s debt securitization. Restricted cash is held by the trustee for payment of interest expense and principal on the outstanding borrowings or reinvestment in new assets.

NOTE 4. EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted net increase in net assets resulting from operations per share for the years ended December 31, 2011, 2010 and 2009:

	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2009
Numerator for basic and diluted income per share — net increase in net assets resulting from net investment income	$30,000,141	$24,243,497	$13,491,984
Numerator for basic and diluted income per share — net increase in net assets resulting from operations	$14,208,865	$63,947,441	$35,182,458
Denominator for basic and diluted income per share — weighted average shares	32,433,101	27,253,552	26,624,217
Basic and diluted net investment income per common share	$0.92	$0.89	$0.51
Basic and diluted net increase in net assets resulting from operations per common share	$0.44	$2.35	$1.32

NOTE 5. RELATED PARTY TRANSACTIONS

TICC has entered into an investment advisory agreement with TICC Management (the “Investment Advisory Agreement”) under which TICC Management, subject to the overall supervision of TICC’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, TICC. For providing these services TICC Management receives a fee from TICC, consisting of two components: a base management fee (the “Base Fee”) and an incentive fee. The Base Fee is calculated at an annual rate of 2.00%. The Base Fee is payable quarterly in arrears, and is calculated based on the average value of TICC’s gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter. Accordingly, the Base Fee will be payable regardless of whether the value of TICC’s gross assets have decreased during the quarter.

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that TICC receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Fee, expenses payable under the Company’s administration agreement with BDC Partners (the “Administration Agreement”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to one- fourth of an annual “hurdle rate.” Given that this portion of the incentive fee is payable without regard to any capital gain, capital loss or unrealized depreciation that may occur during the quarter, this portion of TICC Management’s incentive fee may also be payable notwithstanding a decline in net asset value that quarter.

For each year commencing on or after January 1, 2005, the annual hurdle rate has been determined as of the immediately preceding December 31st by adding 5.0% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.0%. The annual hurdle rate for the 2011, 2010 and 2009 calendar year was 7.01%, 7.69% and 6.55%, respectively. The current hurdle rate for the 2012 calendar year, calculated as of December 31, 2011, is 5.83%.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of the Company’s “Incentive Fee Capital Gains,” which consist of the Company’s realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that calendar year. For accounting purposes only, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we will accrue a capital gains incentive fee based upon net realized capital gains and unrealized capital depreciation for that calendar year (in accordance with the terms of the Investment Advisory Agreement), plus unrealized capital appreciation on investments held at the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts paid under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement. For the years ended December 31, 2011, 2010 and 2009, there was no accrual under this methodology.

Incentive fees, based upon pre-incentive fee net investment income, were approximately $2.2 million, $1.4 million and $51,800 for the years ended December 31, 2011, 2010 and 2009, respectively. Under the terms of the Investment Advisory Agreement, there were no capital gains incentive fees earned for any year in this three-year period. The Investment Advisor determined to waive $50,000 of the income incentive fee for the fourth quarter of 2010.

For the year ending December 31, 2011, the capital gains incentive fee expense was approximately $1.1 million and there was no such expense for the same period in 2010. The amount of capital gains incentive fee expense related to the hypothetical liquidation of the portfolio (and assuming no other changes in realized or unrealized gains and losses) would only become payable to TICC Management in the event of a complete liquidation of our portfolio as of period end and the termination of the Investment Advisory Agreement on such date. Also, it should be noted that the capital gains incentive fee expense fluctuates with our overall investment results.

In addition, in the event the Company recognizes payment-in-kind, or “PIK,” interest income in excess of its available capital, the Company may be required to liquidate assets in order to pay a portion of the incentive fee. TICC Management, however, is not required to reimburse the Company for the portion of any incentive fees attributable to PIK loan interest income in the event of a subsequent default.

TICC has also entered into an Administration Agreement with BDC Partners under which BDC Partners provides administrative services for TICC. For providing these services, facilities and personnel, TICC reimburses BDC Partners for TICC’s allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including rent.

The Company has entered into an investment advisory agreement with TICC Management. TICC Management is controlled by BDC Partners, its managing member. Charles M. Royce holds a minority, non-controlling interest in TICC Management. BDC Partners, as the managing member of TICC Management, manages the business and internal affairs of TICC Management. In addition, BDC Partners provides TICC with office facilities and administrative services pursuant to an administration agreement (the “Administration Agreement”). Jonathan H. Cohen, the Company’s Chief Executive Officer, as well as a Director, is the managing member of BDC Partners. Saul B. Rosenthal, the Company’s President and Chief Operating Officer, is also the President and Chief Operating Officer of TICC Management and a member of BDC Partners. Messrs. Cohen and Rosenthal have an equal equity interest in BDC Partners. Charles M. Royce, the Company’s non-executive Chairman of the Board of Directors, does not take part in the management or participate in the operations of TICC Management; however, Mr. Royce is expected to be available from time to time to TICC Management to provide certain consulting services without compensation. BDC Partners is also the managing member of Oxford Gate Capital, LLC, a private fund in which Messrs. Cohen and Rosenthal, along with certain investment and administrative personnel of TICC Management, are invested.

The Company has also entered into the Administration Agreement with BDC Partners under which BDC Partners provides administrative services for TICC. The Company pays BDC Partners an allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of the chief financial officer, chief compliance officer, controller and other administrative support personnel, which creates potential conflicts of interest that the Board of Directors must monitor.

For the periods ended December 31, 2011, 2010 and 2009, respectively, TICC incurred investment advisory fees of approximately $7.3 million, $6.4 million and $4.1 million in accordance with the terms of the Investment Advisory Agreement, and incurred approximately $1.1 million, $1.0 million and $1.0 million in compensation expenses for the services of employees allocated to the administrative activities of TICC, pursuant to the Administration Agreement with BDC Partners. In addition, TICC incurred approximately $70,000, $87,000 and $77,000 for facility costs allocated under the agreement for the years ended December 31, 2011, 2010 and 2009, respectively. At December 31, 2011, 2010 and 2009, respectively, $2.9 million, $1.8 million and $1.1 million of investment advisory fees remained payable to TICC Management. At December 31, 2011, approximately $605,000 was accrued for compensation expense. At December 31, 2010 and 2009, no compensation expense remained payable.

NOTE 6. OTHER INCOME

Other income includes primarily exit fees and closing fees, or origination fees, associated with investments in portfolio companies as well as dividends. Fees are normally paid at closing of the Company’s investments, are fully earned and non-refundable, and are generally non-recurring. For the years ended December 31, 2011, 2010 and 2009, respectively, TICC earned approximately $0.9 million, $1.0 million, and $0.1 million, in other income.

The 1940 Act requires that a business development company offer managerial assistance to its portfolio companies. The Company may receive fee income for managerial assistance it renders to portfolio companies in connection with its investments. For the years ended December 31, 2011, 2010 and 2009, the Company received no fee income for managerial assistance.

NOTE 7. COMMITMENTS

In the normal course of business, the Company enters into a variety of undertakings containing a variety of warranties and indemnifications that may expose the Company to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote.

As of December 31, 2011, the Company had not issued any commitments to purchase additional debt investments and/or warrants from any portfolio companies.

NOTE 8. BORROWINGS

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. As of December 31, 2011, the Company’s asset coverage for borrowed amounts was 400%.

On August 10, 2011, the Company completed a $225.0 million debt securitization financing transaction. The Class A Notes offered in the securitization were issued by TICC CLO, and are secured by the assets held by the trustee on behalf of the Securitization Issuer. The securitization was executed through a private placement of $101.25 million of Aaa/AAA Class A Notes which bear interest, after the effective date, at three-month London Inter Bank Offered Rate (“LIBOR”) plus 2.25% (prior to the effective date, the Class A Notes bear interest at five-month LIBOR plus 2.25%). The notes were sold at a discount to par, and the amount of the discount is being amortized over the term of the notes. The Class A Notes are included in the December 31, 2011 consolidated statements of assets and liabilities. Holdings retained all of the subordinated notes totaling $123.75 million and all of the membership interests in the Securitization Issuer. The subordinated notes do not bear interest, but are entitled to the residual economic interest in the Securitization Issuer.

During a period of up to three years from the closing date, all principal collections received on the underlying collateral may be used by the Securitization Issuer to purchase new collateral under the direction of TICC in its capacity as collateral manager of the Securitization Issuer and in accordance with the Company’s investment strategy, allowing the Company to maintain the initial leverage in the securitization for such three-year period. The Class A Notes are scheduled to mature on July 25, 2021.

The proceeds of the private placement of the Class A Notes, net of discount and debt issuance costs, were used for investment purposes. As part of the securitization, TICC entered into a master loan sale agreement with Holdings and the Securitization Issuer under which TICC agreed to sell or contribute certain senior secured and second lien loans (or participation interests therein) to Holdings, and Holdings agreed to sell or contribute such loans (or participation interests therein) to the Securitization Issuer and to purchase or otherwise acquire subordinated notes issued by the Securitization Issuer. The Class A Notes are the secured obligations of the Securitization Issuer, and an indenture governing the Notes includes customary covenants and events of default.

TICC serves as collateral manager to the Securitization Issuer under a collateral management agreement. TICC is entitled to a deferred fee for its services as collateral manager. The deferred fee is eliminated in consolidation.

As of December 31, 2011, there were 45 investments in portfolio companies with a total fair value of approximately $219,696,000, securing the Class A Notes. The pool of loans in the securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

For the period from closing until the effective date, the interest charged under the securitization is based on five-month LIBOR, which as of December 31, 2011 was 0.40%. For the year ended December 31, 2011, the effective annualized average interest rate, which includes amortization of discount and debt issuance costs on the securitization, was 3.1%. For the year ended December 31, 2011, interest expense, including the amortization of deferred debt issuance costs and the discount on the face amount of the Class A Notes, was $1,243,584. Cash paid for interest during the year ended December 31, 2011 was $0.

The amounts, ratings and interest rates (expressed as a spread to LIBOR) of the Class A Notes are as follows:

Description	Class A Notes
Type	Senior Secured Floating Rate
Amount Outstanding	$101,250,000
Moody’s Rating	“Aaa”
Standard & Poor’s Rating	“AAA”
Interest Rate	LIBOR + 2.25%
Stated Maturity	July 25, 2021

The following are the carrying values and fair values of the Company’s debt liabilities as of December 31, 2011. Fair value is based upon the bid price provided by the placement agent at the measurement date. There were no debt liabilities as of December 31, 2010.

	As of December 31, 2011 (in thousands)		As of December 31, 2010 (in thousands)
	Carrying Value	Fair Value	Carrying Value	Fair Value
Class A Notes	$99,711	$95,723	$—	$—

Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s debt securitization. As of December 31, 2011, the Company had deferred financing costs of $2,895,873. Discount on the Notes at the time of issuance totaled approximately $1,588,125. These amounts are being amortized and included in interest expense in the consolidated statements of operations over the term of the debt securitization. Amortization expense for the year ended December 31, 2011 was approximately $167,000. There was no amortization expense for the year ended December 31, 2010.

NOTE 9. SUBSEQUENT EVENTS

On March 1, 2012, the Company’s Board of Directors declared a cash dividend of $0.27 per share payable on March 30, 2012 to holders of record on March 21, 2012.

NOTE 10. FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value at beginning of period	$9.85	$8.36	$7.68	$11.94	$13.77
Net investment income(1)	0.92	0.89	0.51	0.91	1.32
Net realized and unrealized capital gains (losses)(2)	(0.47)	1.19	0.81	(2.94)	(1.79)
Total from net investment operations	0.45	2.08	1.32	(2.03)	(0.47)
Distributions from net investment income	(0.99)	(0.81)	(0.60)	(0.98)	(1.37)
Distributions from net realized capital gains	—	—	—	—	(0.05)
Tax return of capital distributions	—	—	—	(0.08)	(0.02)
Total distributions(3)	(0.99)	(0.81)	(0.60)	(1.06)	(1.44)
Effect of shares issued, net of offering expenses	(0.01)	0.22	(0.04)	(1.17)	0.08
Net asset value at end of period	$9.30	$9.85	$8.36	$7.68	$11.94
Per share market value at beginning of period	$11.21	$6.05	$3.80	$9.23	$16.14
Per share market value at end of period	$8.65	$11.21	$6.05	$3.80	$9.23
Total return(4)	(14.19%)	102.39%	81.15%	(50.23%)	(36.26%)
Shares outstanding at end of period	32,818,428	31,886,367	26,813,216	26,483,546	21,563,717
Ratios/Supplemental Data
Net assets at end of period (000’s)	305,102	314,118	224,092	203,367	257,370
Average net assets (000’s)	318,305	243,723	206,183	251,320	277,994
Ratio of expenses to average net assets:
Expenses before incentive fees	3.72%	3.22%	3.38%	5.82%	5.90%
Net investment income incentive fees	0.70%	0.58%	0.02%	0.19%	0.09%
Capital gains incentive fees	0.35%	—	—	—	—
Total ratio of expenses to average net assets	4.77%	3.80%	3.40%	6.01%	5.99%
Ratio of expenses, excluding interest expense, to average net assets	4.38%	3.80%	3.40%	4.10%	3.72%
Ratio of net investment income to average net assets	9.42%	9.95%	6.54%	8.83%	9.78%

(1)	Represents per share net investment income for the period, based upon average shares outstanding.
(2)	Net realized and unrealized capital gains include rounding adjustments to reconcile change in net asset value per share.
(3)	Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Company’s taxable earnings fall below the total amount of the Company’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Company’s stockholders. For the years ending December 31, 2008 and 2007, approximately $0.08 per share and $0.02 per share of the Company’s distributions were characterized as a tax return of capital to the Company’s stockholders, respectively.
(4)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s dividend reinvestment plan.

NOTE 11. DIVIDENDS

The following table represents the cash distributions, including dividends and returns of capital, if any, declared per share:

Date Declared	Record Date	Payment Date	Amount
Fiscal 2012
March 1, 2012	March 21, 2012	March 30, 2011	$0.27
Fiscal 2011
November 3, 2011	December 16, 2011	December 30, 2011	0.25
July 28, 2011	September 16, 2011	September 30, 2011	0.25
May 3, 2011	June 16, 2011	June 30, 2011	0.25
March 3, 2011	March 21, 2011	March 31, 2011	0.24
Total (2011)			$0.99
Fiscal 2010
November 2, 2010	December 10, 2010	December 31, 2010	0.24
July 29, 2010	September 10, 2010	September 30, 2010	0.22
April 29, 2010	June 10, 2010	June 30, 2010	0.20
March 4, 2010	March 24, 2010	March 31, 2010	0.15
Total (2010)			$0.81

The tax character of distributions declared and paid in 2011 represented $32,176,536 from ordinary income, and $0 from tax return of capital. Generally accepted accounting principles require adjustments to certain components of net assets to reflect permanent differences between financial and tax reporting. These reclassifications have no affect on net asset value per share. For 2011, the permanent differences between financial and tax reporting were due to non-deductible excise taxes, gains from unscheduled prepayments, prepayment penalty fees, and capital gains incentive fees, resulting in an increase of distributions in excess of investment income of $477,978, an increase of accumulated net realized losses on investments of $636,387, and a decrease of capital in excess of par value of $1,114,365.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

The Company has available $55,308,084 of capital losses which can be used to offset future capital gains. If these losses are not utilized, $17,662,375 will expire in 2016, $8,377,450 will expire in 2017, and $29,268,259 will expire in 2018. Under the current law, capital losses related to securities realized after October 31 and prior to the Company’s fiscal year end may be deferred as occurring the first day of the following year. For the fiscal years ended December 31, 2011 and December 31, 2010, the Company had no such capital losses to defer.

As of December 31, 2011, the estimated components of accumulated earnings on a tax basis were as follow:

Distributable ordinary income	$273,050
Distributable long-term capital gains (capital loss carry forward)	(55,308,084)
Unrealized depreciation on investments	(16,585,306)

The amounts will be finalized before filing the federal income tax return.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follow:

Distributable ordinary income	$438,119
Distributable long-term capital gains (capital loss carry forward)	(59,545,010)
Unrealized appreciation on investments	3,762,465

NOTE 12. SELECTED QUARTERLY DATA (UNAUDITED)

	Year Ended December 31, 2011
	Quarter Ended December 31,	Quarter Ended September 30,	Quarter Ended June 30,	Quarter Ended March 31,
Total Investment Income	$13,208,818	$11,084,950	$11,134,297	$9,760,125
Net Investment Income	8,312,896	11,615,785	9,523,437	548,023
Net Increase (Decrease) in Net Assets resulting from Operations	6,859,856	(8,415,279)	4,204,646	11,559,642
Net Increase in Net Assets resulting from Net Investment Income, per common share, basic and diluted	$0.25	$0.36	$0.29	$0.02
Net Increase (Decrease) in Net Assets resulting from Operations, per common share, basic and diluted	$0.21	$(0.26)	$0.13	$0.36

	Year Ended December 31, 2010
	Quarter Ended December 31,	Quarter Ended September 30,	Quarter Ended June 30,	Quarter Ended March 31,
Total Investment Income	$9,138,830	$9,081,118	$8,730,552	$6,556,091
Net Investment Income	6,676,672	6,603,161	6,318,488	4,645,176
Net Increase in Net Assets resulting from Operations	23,918,817	12,442,822	9,601,956	17,983,846
Net Increase in Net Assets resulting from Net Investment Income, per common share, basic and diluted(1)	$0.24	$0.25	$0.24	$0.17
Net Increase in Net Assets resulting from Operations, per common share, basic and diluted(1)	$0.84	$0.46	$0.36	$0.67

(1)	Aggregate of quarterly earnings per share differs from calculation of annual earnings per share for the year ending December 31, 2010 due to rounding.

NOTE 13. RISK DISCLOSURES

The U.S. capital markets have experienced periods of extreme volatility and disruption over the past three years. Disruptions in the capital markets tend to increase the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Company believes these conditions may reoccur in the future. A prolonged period of market illiquidity may have an adverse effect on the Company’s business, financial condition and results of operations. Adverse economic conditions could also increase the Company’s funding costs, limit the Company’s access to the capital markets or result in a decision by lenders not to extend credit to the Company. These events could limit the Company’s investment originations, limit the Company’s ability to grow and negatively impact the Company’s operating results.

Many of the companies in which the Company has made or will make investments may be susceptible to adverse economic conditions, which may affect the ability of a company to repay TICC’s loans or engage in a liquidity event such as a sale, recapitalization, or initial public offering. Therefore, the Company’s nonperforming assets may increase, and the value of the Company’s portfolio may decrease during this period. Adverse economic conditions also may decrease the value of any collateral securing some of the Company’s loans and the value of its equity investments. Adverse economic conditions could lead to financial losses in the Company’s portfolio and a decrease in its revenues, net income, and the value of the Company’s assets.

A portfolio company’s failure to satisfy financial or operating covenants imposed by the Company or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that the Company holds. The Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though the Company may have structured its investment as senior debt or secured debt, depending on the facts and circumstances, including the extent to which the Company actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize the Company’s debt holding and subordinate all or a portion of the Company’s claim to that of other creditors. These events could harm the Company’s financial condition and operating results.

As a business development company, the Company is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of its Board of Directors. Decreases in the market values or fair values of the Company’s investments are recorded as unrealized depreciation. Depending on market conditions, the Company could incur substantial losses in future periods, which could have a material adverse impact on its business, financial condition and results of operations.

TICC CAPITAL CORP.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)

	June 30, 2012	December 31, 2011
ASSETS
Non-affiliated/non-control investments (cost: $418,687,526 @ 6/30/12; $372,091,255 @ 12/31/11)	$422,775,500	$375,793,839
Control investments (cost: $17,221,653 @ 6/30/12; $17,434,371 @ 12/31/11)	16,450,000	15,675,000
Total investments at fair value	439,225,500	391,468,839
Cash and cash equivalents	10,868,065	4,494,793
Restricted cash	13,790,934	23,183,698
Deferred debt issuance costs	2,745,029	2,895,873
Interest and distributions receivable	3,391,403	1,837,882
Other assets	126,627	238,485
Total assets	$470,147,558	$424,119,570
LIABILITIES
Notes payable, net of discount	$99,802,771	$99,710,826
Accrued interest payable	511,730	1,076,113
Investment advisory fee payable to affiliate	4,614,814	2,895,799
Accrued capital gains incentive fee to affiliate	1,018,892	1,108,749
Securities purchased not settled	5,542,583	13,352,500
Accrued expenses	602,118	873,592
Total liabilities	112,092,908	119,017,579
NET ASSETS
Common stock, $0.01 par value, 100,000,000 shares authorized, and 37,806,232 and 32,818,428 issued and outstanding, respectively	378,062	328,184
Capital in excess of par value	424,015,323	376,991,540
Net unrealized appreciation on investments	3,316,321	1,943,213
Accumulated net realized losses on investments	(68,529,970)	(70,308,108)
Distributions in excess of investment income	(1,125,086)	(3,852,838)
Total net assets	358,054,650	305,101,991
Total liabilities and net assets	$470,147,558	$424,119,570
Net asset value per common share	$9.47	$9.30

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS
JUNE 30, 2012
(unaudited)

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes
Airvana Network Solutions, Inc.	telecommunication services	senior secured notes (4)(5)(6)(9) (10.00%, due March 25, 2015)	$2,678,571	$2,643,605	$2,598,214
AKQA, Inc.	advertising	senior secured notes(4)(6)(9) (4.75%, due March 20, 2013)	5,862,665	5,862,665	5,745,407
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)	software	senior secured notes(4)(5)(6) (9.84%, due September 11, 2013)	14,300,000	14,221,653	14,300,000
American Integration Technologies, LLC	semiconductor capital equipment	senior secured notes (3)(4)(5) (10.75%, due December 31, 2013)	22,643,906	21,216,890	22,643,906
Anchor Glass Container Corporation	packaging and glass	senior secured notes(4)(9) (6.00%, due March 2, 2016)	4,957,465	4,957,465	4,957,465
Attachmate Corporation	enterprise software	senior secured notes(4)(5)(9) (7.25%, due April 27, 2017)	8,000,000	7,842,472	7,900,000
		second lien senior secured notes(4)(5)(9) (11.00%, due November 22, 2018)	10,000,000	9,703,320	9,737,500
Band Digital Inc. (F/K/A “WHITTMANHART, Inc.”)	IT consulting	senior secured notes(4)(6) (15.58%, due December 31, 2012)	1,863,000	1,863,000	1,863,000
Blue Coat System, Inc.	software	first lien senior secured notes(4)(5)(9) (7.50%, due February 15, 2018)	6,000,000	5,939,592	5,970,000
		second lien senior secured notes(4)(5) (11.50%, due August 15, 2018)	5,214,286	5,145,553	5,214,286
BNY Convergex	financial intermediaries	second lien senior secured notes(4)(9) (8.75%, due December 17, 2017)	1,875,000	1,869,158	1,771,875
CHS/Community Health Systems, Inc.	healthcare	senior secured notes(4)(5)(6)(9)(10) (3.97%, due July 25, 2014)	3,879,093	3,669,309	3,817,454
Diversified Machine, Inc.	autoparts manufacturer	first lien senior secured notes(4)(5)(9) (9.25%, due December 1, 2016)	2,837,811	2,809,835	2,639,164
Embanet-Compass Knowledge Group, Inc.	education	senior secured notes(4)(5)(6)(9) (5.50%, due June 27, 2017)	4,654,948	4,531,170	4,608,399
Endurance International Group, Inc.	web hosting	first lien senior secured notes(4)(5)(9) (7.75%, due December 28, 2016)	10,000,000	9,902,626	9,875,000
GenuTec Business Solutions, Inc.	interactive voice messaging services	senior secured notes(4)(5)(7) (0.0%, due October 30, 2014)	3,476,000	3,175,517	—
Getty Images, Inc.	printing and publishing	senior secured notes(4)(5)(6)(9) (5.26%, due November 5, 2016)	4,832,030	4,780,553	4,836,814
Global Tel Link Corp.	telecommunication services	senior secured notes(4)(5)(6)(9) (6.00%, due December 14, 2017)	6,733,125	6,733,125	6,727,537

(Continued on next page)See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS  (Continued)
JUNE 30, 2012
(unaudited)

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes
Goodman Global, Inc.	building and development	senior secured notes(4)(5)(6)(9) (5.75%, due October 28, 2016)	$4,860,748	$4,785,706	$4,852,436
Grede Holdings LLC	auto parts manufacturer	senior secured notes(4)(9) (7.00%, due April 3, 2017)	5,000,000	4,918,127	4,962,500
GXS Worldwide Inc.	business services	senior secured notes(5)(9) (9.75%, due June 15, 2015)	8,000,000	7,918,364	8,000,000
HHI Holdings LLC	auto parts manufacturer	senior secured notes(4)(5)(9) (7.00%, due March 21, 2017)	4,443,773	4,428,032	4,443,773
Hoffmaster Group, Inc.	retail	first lien senior secured notes(4)(5)(6)(9) (6.50%, due January 3, 2018)	6,982,459	6,952,862	6,965,003
Immucor, Inc.	healthcare	senior secured term B notes(4)(5)(9) (7.25%, due August 19, 2018)	4,466,250	4,319,203	4,482,998
InfoNXX Inc.	telecommunication services	second lien senior secured notes(4)(5)(9) (6.50%, due December 1, 2013)	7,000,000	6,768,457	6,475,000
Integra Telecom Holdings, Inc.	telecommunication services	first lien senior secured notes(4) (9.25%, due August 15, 2015)	7,824,025	7,447,584	7,520,844
Mercury Payment Systems, LLC	financial intermediaries	senior secured notes(4)(6)(9) (5.50%, due July 1, 2017)	3,960,000	3,960,000	3,950,100
Merrill Communications, LLC	printing and publishing	second lien senior secured notes(3)(4)(5)(9) (12.00% cash/2.77% PIK, due November 15, 2013)	6,303,281	6,273,676	3,824,011
Mirion Technologies, Inc.	utilities	senior secured notes(4)(9) (6.25%, due March 30, 2018)	2,493,750	2,445,412	2,481,281
National Healing Corp.	healthcare	senior secured notes(4)(5)(9) (8.25%, due November 30, 2017)	8,264,236	7,997,076	8,222,914
Nextag, Inc.	retail	senior secured notes(4)(5)(6)(9) (7.00%, due January 27, 2016)	10,229,077	9,733,004	9,853,977
NAB Holdings, LLC	financial intermediaries	first lien senior secured notes(4)(5)(6)(9) (7.00%, due April 24, 2018)	6,000,000	5,942,563	5,977,500
Pegasus Solutions, Inc.	enterprise software	first lien senior secured notes(3)(4)(5)(6)(9) (7.75% cash/0.75% PIK, due April 17, 2013)	2,499,552	2,419,744	2,430,814
		second lien senior secured notes(3)(5)(6) (0.00% Cash/13.00% PIK, due April 15, 2014)	6,390,892	4,943,115	5,432,258
Petco, Inc.	retail	senior secured notes(4)(9) (4.50%, due November 24, 2017)	4,949,495	4,737,270	4,904,950
Phillips Plastics Corporation	healthcare	senior secured notes(4)(5)(6)(9) (6.50%, due February 12, 2017)	2,977,500	2,954,737	2,947,725

(Continued on next page)See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS  (Continued)
JUNE 30, 2012
(unaudited)

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Senior Secured Notes
Plato, Inc.	education	first lien senior secured notes(4)(5)(6)(9) (7.50%, due May 17, 2018)	$5,000,000	$4,920,000	$4,968,750
Presidio IS Corp.	business services	senior secured notes(4)(6)(9) (7.25%, due March 31, 2017)	4,491,980	4,491,980	4,503,210
RBS Holding Company	printing and publishing	term B senior secured notes(4)(5)(9) (9.25%, due March 23, 2017)	4,937,500	4,906,232	2,962,500
Renaissance Learning	education	senior secured notes(4)(5)(9) (7.75%, due October 19, 2017)	3,970,000	3,824,541	3,965,038
Securus Technologies	telecommunication services	second lien senior secured notes(4)(5)(9) (10.75%, due May 18, 2018)	5,400,000	5,304,220	5,309,982
SkillSoft Corporation	business services	senior secured notes(4)(5)(6)(9) (6.50%, due May 26, 2017)	4,995,590	4,951,624	5,020,568
SourceHOV, LLC	business services	second lien senior secured notes(4)(5) (10.50%, due May 19, 2018)	12,000,000	10,970,415	10,260,000
Sterling Infosystems, Inc.	business services	senior secured notes(4)(5)(9) (7.27%, due February 1, 2018)	2,750,000	2,697,896	2,736,250
Stratus Technologies, Inc.	computer hardware	first lien high yield notes(5)(9) (12.00%, due March 29, 2015)	9,520,000	8,962,032	8,318,100
Sunquest Information Systems, Inc.	healthcare	senior secured notes(4)(5)(6)(9) (6.25%, due December 16, 2016)	4,950,000	4,852,702	4,921,142
Teleguam Holdings, LLC	telecommunication services	second lien senior secured notes(4)(5)(9) (9.75%, due June 9, 2017)	4,687,500	4,646,991	4,476,563
Unitek Global Services, Inc.	IT consulting	tranche B term loan (4)(5)(9) (9.00%, due April 15, 2018)	7,920,451	7,716,971	7,761,600
US FT HoldCo. Inc. (A/K/A Fundtech)	financial intermediaries	senior secured notes(4)(5)(6)(9) (7.50%, due November 30, 2017)	5,970,000	5,824,491	5,945,105
Vision Solutions, Inc	software	second lien senior secured notes(4)(5)(9) (9.50%, due July 23, 2017)	10,000,000	9,915,470	9,900,000
WEB.COM Group, Inc.	web hosting	senior secured notes(4)(5)(9)(10) (7.00%, due October 27, 2017)	6,816,178	6,293,990	6,762,194
Total Senior Secured Notes				$306,091,995	$300,745,107	84.0%
Subordinated Notes
Fusionstorm, Inc.	IT value-added reseller	subordinated notes(4)(5)(6) (11.74%, due February 28, 2013)	$572,500	$572,351	$555,611
Shearer's Food Inc.	food products manufacturer	subordinated notes(3)(4)(5)(9) (12.00% Cash/3.75% PIK, due March 31, 2016)	4,301,599	4,229,115	3,871,439
Total Subordinated Notes				$4,801,466	$4,427,050	1.2%

(Continued on next page)See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS  (Continued)
JUNE 30, 2012
(unaudited)

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation — Debt Investments
Avenue CLO V LTD 2007-5A, 5X D1	structured finance	CLO secured notes(4)(5)(10)(11) (3.92%, due April 25, 2019)	$4,574,757	$2,414,596	$2,731,130
Canaras CLO – 2007-1A E	structured finance	CLO secured notes(4)(5)(10)(11) (4.82%, due June 19, 2021)	3,500,000	1,928,294	2,387,000
CIFC CLO – 2006-1A B2L	structured finance	CLO secured notes(4)(5)(10)(11) (4.47%, due October 20, 2020)	3,247,284	1,725,893	2,151,001
Emporia CLO 2007 3A E	structured finance	CLO secured notes(4)(5)(10)(11) (4.17%, due April 23, 2021)	5,391,000	4,187,621	3,475,039
Flagship 2005-4A D	structured finance	CLO secured notes(4)(5)(10)(11) (5.22%, due June 1, 2017)	2,612,988	1,704,495	2,025,066
Harbourview CLO VI LTD 6 6X D	structured finance	CLO secured notes(4)(5)(10)(11) (4.16%, due December 27, 2019)	5,000,000	3,254,979	3,192,000
Harch 2005-2A BB CLO	structured finance	CLO secured notes(4)(5)(10)(11) (5.47%, due October 22, 2017)	4,819,262	2,694,103	3,659,265
Hewetts Island CDO 2007-1RA E	structured finance	CDO secured notes(4)(5)(6)(10)(11) (7.22%, due November 12, 2019)	3,132,057	1,932,224	2,555,445
Hewetts Island CDO III 2005-1A D	structured finance	CDO secured notes(4)(5)(10)(11) (6.22%, due August 9, 2017)	6,387,367	3,665,823	5,276,604
Hewetts Island CDO IV 2006-4 E	structured finance	CDO secured notes(4)(5)(10)(11) (5.02%, due May 9, 2018)	7,897,268	5,688,321	5,934,006
Kingsland LTD 2007 4A E	structured finance	CDO secured notes(4)(5)(10)(11) (3.82%, due April 16, 2021)	4,000,000	2,526,155	2,321,200
Landmark V CDO LTD	structured finance	CDO senior secured notes(4)(5)(6)(10)(11) (5.72%, due June 1, 2017)	3,646,669	2,324,521	2,838,567
Latitude II CLO 2006 2A D	structured finance	CDO senior secured notes(4)(5)(6)(10)(11) (4.22%, due December 15, 2018)	2,828,018	1,629,602	1,809,932
Latitude III CLO 2007-3A	structured finance	CDO secured notes(4)(5)(10)(11) (4.22%, due April 11, 2021)	4,000,000	1,990,876	2,506,800
Lightpoint CLO 2007-8A	structured finance	CDO secured notes(4)(5)(10)(11) (6.97%, due July 25, 2018)	5,000,000	2,985,924	4,030,500
Loomis Sayles CLO 2006-1AE	structured finance	CDO secured notes(4)(5)(10)(11) (4.32%, due October 26, 2020)	3,322,992	1,949,461	2,171,243
Marlborough Street CLO LTD 2007 1A E	structured finance	CDO secured notes(4)(5)(10)(11) (4.12%, due April 18, 2019)	3,000,000	2,089,029	2,037,900
Muir Grove CLO LTD 2007 1X E	structured finance	CDO secured notes(4)(5)(10)(11) (8.47%, due March 25, 2020)	7,690,915	6,787,370	6,775,696

(Continued on next page)See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS  (Continued)
JUNE 30, 2012
(unaudited)

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation — Debt Investments
Ocean Trails CLO II 2007-2a-d	structured finance	CLO subordinated secured notes(4)(5)(10)(11) (4.97%, due June 27, 2022)	3,649,700	2,136,672	2,320,844
Primus 2007 2X Class E CLO	structured finance	CLO notes (4)(5)(10)(11) (5.22%, due July 15, 2021)	2,834,633	2,191,451	1,870,858
Prospero CLO II BV	structured finance	CLO senior secured notes(4)(5)(10)(11) (4.42%, due October 20, 2022)	9,900,000	4,496,991	6,737,940
Total Collateralized Loan Obligation — Debt Investments				$60,304,401	$68,808,036	19.2%
Collateralized Loan Obligation — Equity Investments
ACA CLO 2006-2, Limited	structured finance	CLO preferred equity(10)(11)	$—	$2,200,000	$3,850,000
ACA CLO 2007-1a sub	structured finance	CLO preferred equity(10)(11)	—	10,583,500	10,248,000
Canaras CLO Equity – 2007-1A, 1X	structured finance	CLO income notes(10)(11)	—	4,355,000	4,050,000
GALE 2007-4A CLO	structured finance	CLO income notes(10)(11)	—	1,965,000	2,250,000
GSC Partners 2007-8X Sub CDO	structured finance	CLO income notes(10)(11)	—	4,110,000	5,100,000
Harbourview – 2006A CLO Equity	structured finance	CDO subordinated notes(10)(11)	—	3,639,870	3,668,600
Jersey Street 2006-1A CLO LTD	structured finance	CLO income notes(10)(11)	—	4,924,237	4,436,250
Kingsland LTD 2007-4X Sub	structured finance	CLO income notes(10)(11)	—	402,500	490,000
Lightpoint CLO 2005-3X	structured finance	CLO income notes(10)(11)	—	3,330,000	2,880,000
Lightpoint CLO VII LTD 2007-7	structured finance	CDO subordinated notes(10)(11)	—	1,562,500	1,650,000
Marlborough Street 2007-1A	structured finance	CLO income notes(10)(11)	—	1,739,000	1,715,500
OCT11 2007-1A CLO	structured finance	CLO income notes(10)(11)	—	2,434,163	2,289,375
Rampart 2007-1A CLO Equity	structured finance	CDO subordinated notes(10)(11)	—	3,412,500	2,940,000
Sargas CLO 2006-1A	structured finance	CDO subordinated notes(10)(11)	—	4,945,500	7,373,000
Stone Tower CLO LTD 2007 7X	structured finance	CDO subordinated notes(10)(11)	—	6,265,000	5,950,000
Total Collateralized Loan Obligation – Equity Investments				$55,868,770	$58,890,725	16.4%
Common Stock
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)	software	common stock	$—	$3,000,000	$2,150,000
Integra Telecom Holdings, Inc.	telecommunication services	common stock(7)	—	1,712,397	1,962,890
Pegasus Solutions, Inc.	enterprise software	common equity(7)	—	62,595	118,064
Stratus Technologies, Inc.	computer hardware	common equity(7)	—	377,928	—
Total Common Stock Investments				$5,152,920	$4,230,954	1.2%
Preferred Equity
GenuTec Business Solutions, Inc.	interactive voice messagingservices	convertible preferred stock(7)	$—	$1,500,000
Pegasus Solutions, Inc.	enterprise software	preferred equity (14.00% PIK dividend)(3)	—	1,278,005	1,723,344

(Continued on next page)See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS  (Continued)
JUNE 30, 2012
(unaudited)

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Preferred Equity
Stratus Technologies, Inc.	computer hardware	preferred equity(7)	—	186,622	63,784
Total Preferred Equity Investments				$2,964,627	$1,787,128	0.5%
Warrants
Band Digital Inc. (F/K/A “WHITTMANHART, Inc.”)	IT consulting	warrants to purchase common stock(7)	$—	$—	$—
Fusionstorm, Inc.	IT value-added reseller	warrants to purchase common stock(7)	—	725,000	336,500
Total Warrants				$725,000	$336,500	0.1%
Total Investments				$435,909,179	$439,225,500	122.7%

(1)	Other than Algorithmic Implementation, Inc. (d/b/a Ai Squared), which we may be deemed to control, we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Portfolio includes $42,139,230 of principal amount of debt investments which contain a PIK provision. Portfolio also includes one preferred equity position which contains a PIK dividend provision.
(4)	Notes bear interest at variable rates.
(5)	Cost value reflects accretion of original issue discount or market discount.
(6)	Cost value reflects repayment of principal.
(7)	Non-income producing at the relevant period end.
(8)	Aggregate gross unrealized appreciation for federal income tax purposes is $21,189,106; aggregate gross unrealized depreciation for federal income tax purposes is $36,401,304. Net unrealized depreciation is $15,212,198 based upon a tax cost basis of $454,437,698.
(9)	All or a portion of this investment represents TICC CLO LLC collateral.
(10)	Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company's total assets at the time of acquisition of any additional non-qualifying assets.
(11)	Investment not domiciled in the United States.

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2011

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE (2)	% of Net Assets
Senior Secured Notes
Airvana Network Solutions, Inc.	telecommunication services	senior secured notes (4)(5)(6)(9) (10.00%, due March 25, 2015)	$5,476,190	$5,386,864	$5,465,950
AKQA, Inc.	advertising	senior secured notes(4)(6)(9) (5.09%, due March 20, 2013)	7,730,214	7,730,214	7,575,604
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)	software	senior secured notes(4)(5)(6) (9.84%, due September 11, 2013)	14,550,000	14,434,371	14,550,000
American Integration Technologies, LLC	semiconductor capital equipment	senior secured notes(4)(5) (11.75%, due December 31, 2013)	23,401,906	21,116,076	22,582,839
Anchor Glass Container Corporation	packaging and glass	senior secured notes(4)(9) (6.00%, due March 2, 2016)	4,957,465	4,957,465	4,932,678
Attachmate Corporation	enterprise software	senior secured notes(4)(5)(9) (6.50%, due April 27, 2017)	4,937,500	4,793,262	4,816,531
Band Digital Inc. (F/K/A “WHITTMANHART, Inc.”)	IT consulting	senior secured notes(4)(6) (15.58%, due December 31, 2012)	1,900,000	1,900,000	1,900,000
BNY Convergex	financial intermediaries	second lien senior secured notes(4)(9) (8.75%, due December 17, 2017)	1,875,000	1,858,003	1,781,250
CHS/Community Health Systems, Inc.	healthcare	senior secured notes(4)(5)(6)(9)(10) (3.96%, due July 25, 2014)	3,979,849	3,714,932	3,838,087
Decision Resources, LLC	healthcare	first lien senior secured notes(4)(5)(9) (7.00%, due December 28, 2016)	4,950,000	4,890,742	4,702,500
		second lien senior secured notes(4)(5) (9.50%, due May 13, 2018)	5,333,333	5,283,543	5,226,667
Diversified Machine, Inc.	autoparts manufacturer	first lien senior secured notes(4)(5)(9) (9.25%, due December 1, 2016)	5,000,000	4,926,898	4,987,500
Embanet-Compass Knowledge Group, Inc.	education	senior secured notes(4)(5)(6)(9) (5.50%, due June 27, 2017)	4,975,000	4,831,896	4,825,750
Emdeon, Inc.	healthcare	senior secured notes(4)(5)(6)(9) (6.75%, due November 2, 2018)	1,950,000	1,892,562	1,964,625
Endurance International Group, Inc.	web hosting	first lien senior secured notes(4)(5)(9) (7.75%, due December 28, 2016)	10,000,000	9,900,000	9,950,000
GenuTec Business Solutions, Inc.	interactive voice messaging services	senior secured notes(4)(5)(7) (0.0%, due October 30, 2014)	3,476,000	3,152,069	2,000,000
Getty Images, Inc.	printing and publishing	senior secured notes(4)(5)(6)(9) (5.25%, due November 5, 2016)	5,000,000	4,941,392	5,000,000
Global Tel Link Corp.	telecommunication services	senior secured notes(4)(5)(6)(9) (7.00%, due December 14, 2017)	5,818,182	5,717,186	5,727,302
Goodman Global, Inc.	building and development	senior secured notes(4)(5)(6)(9) (5.75%, due October 28, 2016)	4,860,748	4,778,271	4,847,916

(Continued on next page)See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
DECEMBER 31, 2011

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE (2)	% of Net Assets
Senior Secured Notes
GRD Holding III	retail	senior secured notes(4)(5)(6)(9) (8.75%, due October 5, 2017)	$4,000,000	$3,610,953	$3,520,000
GXS Worldwide Inc.	business services	senior secured notes(5) (9.75%, due June 15, 2015)	8,000,000	7,906,828	7,440,000
HHI Holdings LLC	auto parts manufacturer	senior secured notes(4)(5)(9) (7.00%, due March 21, 2017)	4,466,250	4,448,122	4,393,673
Hyland Software, Inc.	enterprise software	senior secured notes(4)(5)(6)(9) (5.75%, due December 19, 2016)	2,852,555	2,798,057	2,809,767
Immucor, Inc.	healthcare	senior secured term B notes(4)(5)(9) (7.25%, due August 19, 2018)	4,488,750	4,332,486	4,508,949
InfoNXX Inc.	telecommunication services	second lien senior secured notes(4)(5)(9) (6.55%, due December 1, 2013)	7,000,000	6,693,859	6,440,000
Mercury Payment Systems, LLC	financial intermediaries	senior secured notes(4)(6)(9) (6.50%, due July 1, 2017)	3,980,000	3,980,000	3,960,100
Merrill Communications, LLC	printing and publishing	second lien senior secured notes(3)(4)(5)(9) (11.75% cash/2.62% PIK, due November 15, 2013)	6,219,910	6,180,828	5,867,428
National Healing Corp.	healthcare	senior secured notes(4)(5)(9) (8.25%, due November 30, 2017)	6,000,000	5,702,372	5,760,000
Nextag, Inc.	retail	senior secured notes(4)(5)(6)(9) (7.00%, due January 27, 2016)	10,766,667	10,153,496	10,416,750
Pegasus Solutions, Inc.	enterprise software	first lien senior secured notes(4)(5)(6)(9) (7.75%, due April 17, 2013)	2,577,942	2,448,984	2,496,299
		second lien senior secured notes(3)(5)(6) (0.00% Cash/13.00% PIK, due April 15, 2014)	6,000,838	4,283,558	5,640,788
Petco, Inc.	retail	senior secured notes(4)(9) (4.50%, due November 24, 2017)	5,000,000	4,768,740	4,865,000
Phillips Plastics Corporation	healthcare	senior secured notes(4)(5)(6)(9) (6.50%, due February 12, 2017)	2,992,500	2,967,686	2,955,094
Power Tools, Inc.	software	senior secured notes(4)(5)(6) (12.00%, due May 16, 2014)	8,000,000	7,947,337	7,200,000
Presidio IS Corp.	business services	senior secured notes(4)(6)(9) (7.25%, due March 31, 2017)	4,743,590	4,743,590	4,672,436
RBS Holding Company	printing and publishing	term B senior secured notes(4)(5)(9) (6.50%, due March 23, 2017)	4,962,500	4,917,481	3,870,750
RCN Telecom Services, LLC	cable/satellite television	senior secured notes(4)(5)(9) (6.50%, due August 26, 2016)	4,974,811	4,890,594	4,878,847
Renaissance Learning	education	senior secured notes(4)(5)(9) (7.75%, due October 19, 2017)	3,990,000	3,833,900	3,920,175

(Continued on next page)See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
DECEMBER 31, 2011

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE (2)	% of Net Assets
Senior Secured Notes
Securus Technologies	telecommunication services	second lien senior secured notes(4)(5)(9) (10.00%, due May 18, 2018)	$5,400,000	$5,298,371	$5,319,000
Shield Finance Co.	software	first lien term notes(4)(5)(9)(10)(11) (7.75%, due June 15, 2016)	3,790,914	3,662,185	3,781,437
SkillSoft Corporation	business services	senior secured notes(4)(5)(6)(9) (6.50%, due May 26, 2017)	5,000,000	4,952,306	4,952,100
SonicWall, Inc.	software	first lien senior secured notes(4)(5)(9) (8.27%, due January 23, 2016)	1,071,774	1,043,499	1,071,774
		second lien senior secured notes(4)(5)(9) (12.00%, due January 23, 2017)	5,000,000	4,873,705	4,950,000
SourceHOV, LLC	business services	second lien senior secured notes(4)(5) (10.50%, due May 19, 2018)	8,000,000	7,661,825	6,560,000
Stratus Technologies, Inc.	computer hardware	first lien high yield notes(5)(9) (12.00%, due March 29, 2015)	9,753,000	9,098,094	9,753,000
Sunquest Information Systems, Inc.	healthcare	senior secured notes(4)(5)(6)(9) (6.25%, due December 16, 2016)	4,975,000	4,868,469	4,912,813
Syniverse Holdings, Inc.	telecommunication services	senior secured notes(4)(5)(6)(9) (5.25%, due December 21, 2017)	3,979,900	3,836,252	3,971,622
Teleguam Holdings, LLC	telecommunication services	second lien senior secured notes(4)(5)(9) (9.75%, due June 9, 2017)	4,687,500	4,643,890	4,593,750
Unitek Global Services, Inc.	IT consulting	tranche B term loan(4)(5)(9) (9.00%, due April 15, 2018)	7,940,000	7,713,041	7,701,800
US FT HoldCo. Inc.(A/K/A US FT HoldCo. Inc.)	financial intermediaries	senior secured notes(4)(5)(6)(9) (7.50%, due November 30, 2017)	6,000,000	5,844,017	5,880,000
Vision Solutions, Inc.	software	second lien senior secured notes(4)(5)(9) (9.50%, due July 23, 2017)	10,000,000	9,908,753	9,600,000
WEB.COM Group, Inc.	web hosting	senior secured notes(4)(5)(9)(10) (7.00%, due October 27, 2017)	5,000,000	4,428,688	4,575,000
Total Senior Secured Notes				$290,647,712	$289,913,551	95.0%
Subordinated Notes
Fusionstorm, Inc.	IT value-added reseller	subordinated notes(4)(5)(6) (11.74%, due February 28, 2013)	$1,022,500	$1,022,351	$962,939
Shearer’s Food Inc.	food products manufacturer	subordinated notes(3)(4)(5)(9) (12.00% Cash/3.75% PIK, due March 31, 2016)	4,221,193	4,141,875	3,967,921
Total Subordinated Notes				$5,164,226	$4,930,860	1.6%
Collateralized Loan Obligation — Debt Investments
Avenue CLO V LTD 2007-5A D1	structured finance	CLO secured notes(4)(5)(10)(11) (3.87%, due April 25, 2019)	$4,574,756	$2,327,337	$2,511,999
Canaras CLO — 2007-1A E	structured finance	CLO secured notes(4)(5)(10)(11) (4.91%, due June 19, 2021)	3,500,000	1,884,762	2,152,500

(Continued on next page)See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
DECEMBER 31, 2011

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE (2)	% of Net Assets
Collateralized Loan Obligation — Debt Investments
CIFC CLO — 2006-1A B2L	structured finance	CLO secured notes(4)(5)(10)(11) (4.41%, due October 20, 2020)	$3,247,284	$1,679,332	$2,061,863
Emporia CLO 2007 3A E	structured finance	CLO secured notes(4)(5)(10)(11) (4.12%, due April 23, 2021)	5,391,000	4,140,712	3,180,690
Flagship 2005-4A D	structured finance	CLO secured notes(4)(5)(10)(11) (5.28%, due June 1, 2017)	2,612,988	1,644,453	1,835,624
Harch 2005-2A BB CLO	structured finance	CLO secured notes(4)(5)(10)(11) (5.42%, due October 22, 2017)	4,819,262	2,580,789	3,108,424
Hewetts Island CDO 2007 — 1RA E	structured finance	CDO secured notes(4)(5)(10)(11) (7.20%, due November 12, 2019)	3,132,057	1,890,861	2,380,363
Hewetts Island CDO III 2005-1A D	structured finance	CDO secured notes(4)(5)(6)(10)(11) (6.19%, due August 9, 2017)	6,456,937	3,587,739	5,072,944
Hewetts Island CDO IV 2006-4 E	structured finance	CDO secured notes(4)(5)(10)(11) (4.99%, due May 9, 2018)	7,897,268	5,575,257	5,176,396
Landmark V CDO LTD.	structured finance	CDO senior secured notes(4)(5)(6)(10)(11) (5.78%, due June 1, 2017)	3,646,669	2,243,178	2,511,825
Latitude II CLO 2006 2A D	structured finance	CLO senior secured notes(4)(5)(6)(10)(11) (4.30%, due December 15, 2018)	2,828,018	1,575,173	1,753,371
Latitude III CLO 2007-3A	structured finance	CLO secured notes(4)(5)(10)(11) (4.14%, due April 11, 2021)	4,000,000	1,935,665	2,360,000
Liberty CDO LTD 2005-1A C	structured finance	CDO secured notes(4)(5)(6)(10)(11) (2.33%, due November 1, 2017)	1,986,259	1,155,372	1,311,924
Lightpoint CLO 2007-8A	structured finance	CLO secured notes(4)(5)(10)(11) (6.90%, due July 25, 2018)	5,000,000	2,896,267	3,700,000
Loomis Sayles CLO 2006-1AE	structured finance	CLO secured notes(4)(5)(10)(11) (4.27%, due October 26, 2020)	3,322,992	1,903,601	1,993,795
Ocean Trails CLO II 2007-2a-d	structured finance	CLO subordinated secured notes(4)(5)(10)(11) (4.90%, due June 27, 2022)	3,649,700	2,079,669	2,189,820
Primus 2007 2X Class E CLO	structured finance	CLO notes (4)(5)(10)(11) (5.15%, due July 15, 2021)	2,834,633	2,168,472	1,686,607
Prospero CLO II BV	structured finance	CLO senior secured notes(4)(5)(10)(11) (4.20%, due October 20, 2022)	9,900,000	4,389,696	5,940,000
Total Collateralized Loan Obligation — Debt Investments				$45,658,335	$50,928,145	16.7%
Collateralized Loan Obligation — Equity Investments
ACA CLO 2006-2, Limited	structured finance	CLO preferred equity(10)(11)	$—	$2,200,000	$3,750,000
Canaras CLO Equity - 2007-1A, 1X	structured finance	CLO income notes(10)(11)	—	4,355,000	3,825,000
GALE 2007-4A CLO	structured finance	CLO income notes(10)(11)	—	1,965,000	1,950,000
GSC Partners 2007-8X Sub CDO	structured finance	CLO income notes(10)(11)	—	4,110,000	4,560,000
Harbourview – 2006A CLO Equity	structured finance	CDO subordinated notes(10)(11)	—	3,639,870	2,729,350

(Continued on next page)See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
DECEMBER 31, 2011

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE (2)	% of Net Assets
Collateralized Loan Obligation — Equity Investments
Jersey Street 2006-1A CLO LTD.	structured finance	CLO income notes(10)(11)	$—	$4,924,237	$4,229,225
Kingsland LTD 2007-4X Sub.	structured finance	CLO income notes(10)(11)	—	402,500	376,250
Lightpoint CLO 2005-3X	structured finance	CLO income notes(10)(11)	—	3,330,000	3,116,250
Lightpoint CLO VII LTD 2007-7	structured finance	CLO subordinated notes(10)(11)	—	1,562,500	1,360,000
Marlborough Street 2007-1A	structured finance	CLO income notes(10)(11)	—	1,739,000	1,504,000
OCT11 2007-1A CLO	structured finance	CLO income notes(10)(11)	—	2,434,162	2,351,250
Rampart 2007-1A CLO Equity	structured finance	CLO subordinated notes(10)(11)	—	3,412,500	2,870,000
Sargas CLO 2006 -1A	structured finance	CLO subordinated notes(10)(11)	—	4,945,500	6,666,000
Total Collateralized Loan Obligation — Equity Investments				$39,020,269	$39,287,325	12.9%
Common Stock
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)	software	common stock	$—	$3,000,000	$1,125,000
Integra Telecomm, Inc.	telecommunication services	common stock(7)	—	1,712,397	1,051,271
Pegasus Solutions, Inc.	enterprise software	common equity(7)	—	62,595	959,999
Stratus Technologies, Inc.	computer hardware	common equity(7)	—	377,928	—
Total Common Stock Investments				$5,152,920	$3,136,270	1.0%
Preferred Equity
GenuTec Business Solutions, Inc.	interactive voice messaging services	convertible preferred stock(7)	$—	$1,500,000	$—
Pegasus Solutions, Inc.	enterprise software	preferred equity(3) (14.00% PIK dividend)	—	1,120,542	2,176,237
Stratus Technologies, Inc.	computer hardware	preferred equity(7)	—	186,622	318,451
Total Preferred Equity Investments				$2,807,164	$2,494,688	0.8%
Warrants
Band Digital Inc.(F/K/A “WHITTMANHART, Inc.”)	IT consulting	warrants to purchase common stock(7)	$—	$—	$—
Fusionstorm, Inc.	IT value-added reseller	warrants to purchase common stock(7)	—	725,000	578,000
Power Tools, Inc.	software	warrants to purchase common stock(7)	—	350,000	200,000
Total Warrants				$1,075,000	$778,000	0.3%
Total Investments				$389,525,626	$391,468,839	128.3%

(1)	Other than Algorithmic Implementation, Inc. (d/b/a Ai Squared), which we may be deemed to control, we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Portfolio includes $16,441,941 of principal amount of debt investments which contain a PIK provision. Portfolio also includes one preferred equity position which contains a PIK dividend provision. For the year ending December 31, 2011, total PIK income is $1,474,475, which is derived from the following investments with a PIK provision: Merrill Communications, LLC ($150,893), Pegasus Solutions, Inc. ($710,143), Pegasus Solutions, Inc. Preferred Equity ($463,295) and Shearer’s Food Inc. ($150,144). See also Note 2 to the Consolidated Financial Statements.
(4)	Notes bear interest at variable rates.
(5)	Cost value reflects accretion of original issue discount or market discount.
(6)	Cost value reflects repayment of principal.

(Continued on next page)See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
DECEMBER 31, 2011

(7)	Non-income producing at the relevant period end.
(8)	Aggregate gross unrealized appreciation for federal income tax purposes is $18,879,992; aggregate gross unrealized depreciation for federal income tax purposes is $35,465,298. Net unrealized depreciation is $16,585,306 based upon a tax cost basis of $408,054,145.
(9)	All or a portion of this investment represents TICC CLO LLC collateral.
(10)	Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company's total assets at the time of acquisition of any additional non-qualifying assets.
(11)	Investment not domiciled in the United States.

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended June 30, 2012	Three Months Ended June 30, 2011	Six Months Ended June 30, 2012	Six Months Ended June 30, 2011
INVESTMENT INCOME
From non-affiliated/non-control investments:
Interest income – debt investments	$9,540,030	$6,896,080	$18,250,282	$13,762,724
Distributions from securitization vehicles and equity investments	6,344,134	3,554,407	11,893,781	5,883,257
Commitment, amendment fee income and other income	4,138,857	286,918	4,246,212	446,019
Total investment income from non-affiliated/non-control investments	20,023,021	10,737,405	34,390,275	20,092,000
From control investments:
Interest income – debt investments	378,258	396,892	758,609	802,422
Distributions from equity investments	62,041	—	62,041	—
Total investment income from control investments	440,299	396,892	820,650	802,422
Total investment income	20,463,320	11,134,297	35,210,925	20,894,422
EXPENSES
Compensation expense	279,354	257,788	549,688	495,852
Investment advisory fees	2,450,664	1,661,673	4,594,021	3,276,116
Professional fees	436,210	167,942	1,227,037	461,214
Interest expense and other debt financing expenses	816,304	—	1,653,081	—
General and administrative	434,682	355,859	727,479	574,743
Total expenses before incentive fees	4,417,214	2,443,262	8,751,306	4,807,925
Net investment income incentive fees	2,164,150	610,441	3,357,480	988,551
Capital gains incentive fees	(1,155,520)	(1,442,843)	(89,857)	5,026,486
Total incentive fees	1,008,630	(832,402)	3,267,623	6,015,037
Total expenses	5,425,844	1,610,860	12,018,929	10,822,962
Net investment income	15,037,476	9,523,437	23,191,996	10,071,460
Net change in unrealized (depreciation) appreciation on investments	(7,261,959)	(6,053,718)	1,373,108	3,062,480
Net realized gains on investments	1,484,357	734,927	1,778,138	2,630,348
Net increase in net assets resulting from operations	$9,259,874	$4,204,646	$26,343,242	$15,764,288
Net increase in net assets resulting from net investment income per common share:
Basic and diluted	$0.40	$0.29	$0.65	$0.31
Net increase in net assets resulting from operations per common share:
Basic and diluted	$0.25	$0.13	$0.74	$0.49
Weighted average shares of common stock outstanding:
Basic and diluted	37,755,905	32,387,993	35,583,102	32,151,738

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase in net assets from operations:
Net investment income	$23,191,996	$30,000,141
Net realized gains on investments	1,778,138	3,600,539
Net change in unrealized appreciation (depreciation) on investments	1,373,108	(19,391,815)
Net increase in net assets resulting from operations	26,343,242	14,208,865
Distributions to shareholders	(20,374,387)	(32,176,536)
Capital share transactions:
Issuance of common stock (net of offering costs of $2,645,162 and $318,630, respectively)	46,034,340	6,360,019
Reinvestment of dividends	949,464	2,592,102
Net increase in net assets from capital share transactions	46,983,804	8,952,121
Total increase (decrease) in net assets	52,952,659	(9,015,550)
Net assets at beginning of period	305,101,991	314,117,541
Net assets at end of period (including over distributed net investment income of $1,125,086 and $3,852,838, respectively)	$358,054,650	$305,101,991
Capital share activity:
Shares sold	4,887,500	651,599
Shares issued from reinvestment of dividends	100,304	280,462
Net increase in capital share activity	4,987,804	932,061

See Accompanying Notes.

TICC CAPITAL CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Six Months Ended June 30, 2012	Six Months Ended June 30, 2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$26,343,242	$15,764,288
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Amortization of discounts	(2,901,560)	(2,380,176)
Amortization of discount on notes payable and deferred debt issuance costs	242,789	—
Increase in investments due to PIK	(4,179,470)	(805,325)
Purchases of investments	(127,417,499)	(133,030,853)
Repayments of principal and reductions to investment cost value	70,592,952	70,426,939
Proceeds from the sale of investments	11,490,245	8,407,096
Net realized gains on investments	(1,778,138)	(2,630,348)
Net change in unrealized appreciation on investments	(1,373,108)	(3,062,480)
Increase in interest and distributions receivable	(1,553,521)	(346,335)
Decrease in other assets	111,858	4,372
Decrease in accrued interest payable	(564,383)	—
Increase in investment advisory fee payable	1,719,015	511,218
(Decrease) increase in accrued capital gains incentive fee	(89,857)	5,026,486
(Decrease) increase in accrued expenses	(271,474)	292,971
Net cash used by operating activities	(29,628,909)	(41,822,147)
CASH FLOWS FROM INVESTING ACTIVIES
Change in restricted cash	9,392,764	—
Net cash provided by investing activities	9,392,764	—
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the issuance of common stock	$48,679,502	$6,678,649
Offering expenses from the issuance of common stock	(2,645,162)	(318,630)
Distributions paid (net of stock issued under dividend reinvestment plan of $949,464 and $1,356,750, respectively)	(19,424,923)	(14,465,445)
Net cash provided (used) by financing activities	26,609,417	(8,105,426)
Net increase (decrease) in cash and cash equivalents	6,373,272	(49,927,573)
Cash and cash equivalents, beginning of period	4,494,793	68,780,866
Cash and cash equivalents, end of period	$10,868,065	$18,853,293
NON-CASH FINANCING ACTIVITIES
Value of shares issued in connection with dividend reinvestment plan	$949,464	$1,356,750
SUPPLEMENTAL DISCLOSURES
Securities purchased not settled	$5,542,583	$—
Cash paid for interest	$1,974,676	$—

See Accompanying Notes.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012

NOTE 1. UNAUDITED INTERIM FINANCIAL STATEMENTS

Interim consolidated financial statements of TICC Capital Corp. (“TICC” and, together with its subsidiaries, the “Company”) are prepared in accordance with generally accepted accounting principles (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair statement of consolidated financial results for the interim periods have been included. The current period’s consolidated results of operations are not necessarily indicative of results that may be achieved for the year. The interim consolidated financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission (“SEC”).

NOTE 2. ORGANIZATION

TICC was incorporated under the General Corporation Laws of the State of Maryland on July 21, 2003 and is a non-diversified, closed-end investment company. TICC has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, TICC has elected to be treated for tax purposes as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to maximize its total return, by investing primarily in corporate debt securities.

TICC’s investment activities are managed by TICC Management, LLC, (“TICC Management”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners, LLC (“BDC Partners”) is the managing member of TICC Management and serves as the administrator of TICC.

On August 10, 2011, the Company completed a $225.0 million debt securitization financing transaction. The Class A Notes offered in the debt securitization were issued by TICC CLO LLC (the “Securitization Issuer” or “TICC CLO”), a subsidiary of TICC Capital Corp. 2011-1 Holdings, LLC (“Holdings”), a direct subsidiary of TICC, and the notes are secured by the assets held by the Securitization Issuer. The securitization was executed through a private placement of $101.25 million of Aaa/AAA Class A Notes of the Securitization Issuer. Holdings retained all of the subordinated notes, which totaled $123.75 million, and retained all the membership interests in the Securitization Issuer. For further information on the securitization, see Note 4.

The Company consolidated the results of its subsidiaries, Holdings and TICC CLO, in its consolidated financial statements as the subsidiaries are operated solely for investment activities of the Company, and the Company has substantial equity at risk. The creditors of TICC CLO have received security interests in the assets owned by TICC CLO and such assets are not intended to be available to the creditors of TICC (or any other affiliate of TICC).

NOTE 3. INVESTMENT VALUATION

The most significant estimate inherent in the preparation of TICC’s consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments TICC makes. TICC is required to specifically fair value each individual investment on a quarterly basis.

In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments are of two types: (i) those that clarify the FASB’s intent about the application of existing fair

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012

NOTE 3. INVESTMENT VALUATION - (continued)

value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 and as such TICC has adopted this ASU beginning with the quarter ended March 31, 2012. TICC has increased its disclosures related to Level 3 fair value measurement, in addition to other required disclosures. There were no related impacts on TICC’s financial position or results of operations.

TICC adopted ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements, on January 1, 2008. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. TICC has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists, almost all of TICC’s investments are based upon “Level 3” inputs.

TICC’s Board of Directors determines the value of its investment portfolio each quarter. In connection with that determination, members of TICC Management’s portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. Since March 2004, TICC has engaged third-party valuation firms to provide assistance in valuing its bilateral investments and, more recently, for certain of its syndicated loans, although TICC’s Board of Directors ultimately determines the appropriate valuation of each such investment.

TICC’s process for determining the fair value of a bilateral investment begins with determining the enterprise value of the portfolio company. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The fair value of TICC’s investment is based, in part, on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby TICC exits a private investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which TICC derives a single estimate of enterprise value. To determine the enterprise value of a portfolio company, TICC analyzes the historical and projected financial results, as well as the nature and value of any collateral. TICC also uses industry valuation benchmarks and public market comparables. TICC also considers other events, including private mergers and acquisitions, a purchase transaction, public offering or subsequent debt or equity sale or restructuring, and include these events in the enterprise valuation process. TICC generally requires portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Typically, TICC’s bilateral debt investments are valued on the basis of a fair value determination arrived at through an analysis of the borrower’s financial and operating condition or other factors, as well as

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012

NOTE 3. INVESTMENT VALUATION - (continued)

consideration of the entity’s enterprise value. The types of factors that TICC may take into account in valuing its investments include: market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, among other factors. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidity events. The determined equity values are generally discounted when TICC has a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

TICC will record unrealized depreciation on bilateral investments when TICC believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful. To the extent that TICC believes that it has become probable that a loan is not collectible or probable that an equity investment is not realizable, TICC will classify that amount as a realized loss. TICC will record unrealized appreciation if TICC believes that the underlying portfolio company has appreciated in value and TICC’s equity security has also appreciated in value. Changes in fair value, other than such changes that are considered probable of non-collection or non-realization, as described above, are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

Under the valuation procedures approved by TICC’s Board of Directors, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of TICC’s bilateral investments for which market quotations are not readily available that, when combined with all other investments in the same portfolio company, (i) have a value as of the previous quarter of greater than or equal to 2.5% of its total assets as of the previous quarter, and (ii) have a value as of the current quarter of greater than or equal to 2.5% of its total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, the frequency of those third-party valuations of TICC’s portfolio securities is based upon the grade assigned to each such security under its credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. TICC Management also retains the authority to seek, on TICC’s behalf, additional third party valuations with respect to both TICC’s bilateral portfolio securities and TICC’s syndicated loan investments. TICC’s Board of Directors retains ultimate authority as to the third-party review cycle as well as the appropriate valuation of each investment.

On April 9, 2009, the FASB issued additional guidelines under ASC 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides guidance on factors that should be considered in determining when a previously active market becomes inactive and whether a transaction is orderly. In accordance with ASC 820-10-35, TICC’s valuation procedures specifically provide for the review of indicative quotes supplied by the large agent banks that make a market for each security. However, the marketplace for which TICC obtains indicative bid quotes for purposes of determining the fair value of its syndicated loan investments have shown these attributes of illiquidity as described by ASC-820-10-35. Due to limited market liquidity in the syndicated loan market, TICC believes that the non-binding indicative bids received from agent banks for certain syndicated investments that TICC owns may not be determinative of their fair value and therefore alternative valuation procedures may need to be undertaken. As a result, TICC has engaged third-party valuation firms to provide assistance in valuing certain syndicated investments that TICC owns. In addition, TICC Management prepares an analysis of each syndicated loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the portfolio company. All available information, including non-binding indicative bids which may

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012

NOTE 3. INVESTMENT VALUATION - (continued)

not be determinative of fair value, is presented to the Valuation Committee to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in its determination of fair value. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of the fair value that is indicated by the analysis provided by third-party valuation firms, if any. TICC has considered the factors described in ASC 820-10 and has determined that TICC is properly valuing the securities in its portfolio.

During the past several quarters, TICC has acquired a number of debt and equity positions in collateralized loan obligation (“CLO”) investment vehicles. These investments are special purpose financing vehicles. In valuing such investments, TICC considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. In addition, TICC considers the indicative prices provided by a recognized industry pricing service as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles, as well as any available information on other relevant transactions including firm bids and offers in the market. TICC Management or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to TICC’s Board of Directors for its determination of fair value of these investments.

The Company’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10-35 at June 30, 2012, were as follows:

($ in millions)	Fair Value Measurements at Reporting Date Using
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Cash equivalents	$0.0	$0.0	$0.0	$0.0
Senior Secured Notes	0.0	8.7	292.1	300.8
CLO Debt	0.0	0.0	68.8	68.8
CLO Equity	0.0	0.0	58.9	58.9
Subordinated Notes	0.0	0.0	4.4	4.4
Common Stock	0.0	0.0	4.2	4.2
Preferred Shares	0.0	0.0	1.8	1.8
Warrants to purchase equity	0.0	0.0	0.3	0.3
Total	$0.0	$8.7	$430.5	$439.2

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASU 2011-04, the following table provides quantitative information about the Company’s Level 3 fair value measurements as of June 30, 2012. The Company’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Company uses in determining fair value. If the Valuation Committee or TICC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken. The table, therefore, is not all-inclusive, but provides information on the significant Level 3 inputs that are pertinent to the Company’s fair value measurements. The weighted average calculations in the table below are based on principal balances for all debt related calculations and CLO equity.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012

NOTE 3. INVESTMENT VALUATION - (continued)

($ in millions)	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of June 30, 2012	Valuation Techniques/ Methodologies	Unobservable Input	Range/WeightedAverage
Corporate debt investments
syndicated	$257.1	market quotes	NBIB(1)	60.0% – 100.5%/95.54%
bilateral	39.4	valuation analysis(2)/enterprise value	EBITDA(3)	$3.031 – $5.913/ncm(6)
			market multiples(3)	2.88x – 6.25x/ncm(6)
			discount rates(5)	20.05% – 25.05%/ncm(6)
			ICG(4)	2 – 5/2.6
CLO debt	68.8	market quotes	NBIB(1)	58.03% – 88.1%/71.35%
CLO equity	58.9	market quotes	NBIB(1)	64.0% – 98.0%/80.17%
Other investments	6.3	valuation analysis(2)/enterprise value	EBITDA(3)	$3.031 – $169.492/ncm(6)
			market multiples(3)	2.88x – 7.30x/ncm(6)
			discount rates(5)	20.0% – 22.0%/ncm(6)
Total Fair Value for Level 3 Investments	$430.5

(1)	The Company generally uses prices provided by an independent pricing service, or broker or agent bank non-binding indicative bid prices (NBIB) on or near the valuation date as the primary basis for the fair value determinations for syndicated notes, and CLO debt and equity investments. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by TICC Management, including financial performance, recent business developments, and, in the case of CLO debt and equity investments, performance and covenant compliance information as provided by the independent trustee.
(2)	For the Company’s bilateral debt investments and equity investments, third-party valuation firms evaluate the financial and operational information of the portfolio companies that the Company provides to them, as well as independent market and industry information that they consider appropriate in forming an opinion as to the fair value of the Company’s securities. In those instances where the carrying value and/or internal credit rating of the investment does not require the use of a third-party valuation firm, a valuation is prepared by TICC Management, which may include liquidation analysis or which may utilize a subsequent transaction to provide an indication of fair value.
(3)	EBITDA, or earnings before interest expense, taxes, depreciation and amortization, is an unobservable input which is generally based on most recently available twelve month financial statements provided by the portfolio company. Market multiples, also an unobservable input, represent an estimation of where market participants might value an enterprise based upon information available for comparable companies in the market.
(4)	The Company has adopted a credit grading system for its debt investments as part of the valuation process. The internal credit grading (ICG), which ranges from 1 (highest) to 5 (lowest), is an unobservable input which represents a proprietary grading system developed by TICC Management.
(5)	Discount rate represents the rate at which future cash flows are discounted to calculate a present value, reflecting market assumptions for risk.
(6)	The calculation of weighted average for a range of values, for multiple investments within a given asset category, is not considered to provide a meaningful representation (“ncm”).

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012

NOTE 3. INVESTMENT VALUATION - (continued)

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Company's financial liabilities disclosed, but not carried, at fair value as of June 30, 2012 and the level of each financial liability within the fair value hierarchy:

(In thousands)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Class A Notes	$99,803	$100,491	$—	$—	$100,491

Fair value is based upon the bid price provided by the placement agent at the measurement date.

A reconciliation of the fair value of investments for three months ended June 30, 2012, utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Note Investments	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Subordinated Note Investments	Common Stock Investments	Preferred Share Equity Investments	Warrants to Purchase Equity Investments	Total
Balance at March 31, 2012	$291.9	$70.5	$59.7	$4.9	$5.1	$2.3	$1.0	$435.4
Realized Gains included in earnings	1.3	0.0	0.0	0.0	0.0	0.0	0.1	1.4
Unrealized (depreciation) appreciation included in earnings	(1.9)	(2.4)	(0.8)	(0.2)	(0.9)	(0.6)	(0.3)	(7.1)
Accretion of discount	0.8	0.7	0.0	0.0	0.0	0.0	0.0	1.5
Purchases	62.1	0.0	0.0	0.0	0.0	0.0	0.0	62.1
Repayments and Sales	(66.0)	0.0	0.0	(0.3)	0.0	0.0	(0.5)	(66.8)
Payment in Kind income	3.9	0.0	0.0	0.0	0.0	0.1	0.0	4.0
Transfers in and/or out of level 3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Balance at June 30, 2012	$292.1	$68.8	$58.9	$4.4	$4.2	$1.8	$0.3	$430.5
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$(1.7)	$(2.4)	$(0.8)	$(0.2)	$(0.9)	$(0.6)	$(0.2)	$(6.8)

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012

NOTE 3. INVESTMENT VALUATION - (continued)

A reconciliation of the fair value of investments for six months ending June 30, 2012, utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Note Investments	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Subordinated Note Investments	Common Stock Investments	Preferred Share Equity Investments	Warrants to Purchase Equity Investments	Total
Balance at December 31, 2011	$279.2	$51.0	$39.3	$4.9	$3.1	$2.5	$0.8	$380.8
Realized Gains included in earnings	1.4	0.2	0.0	0.0	0.0	0.0	0.1	1.7
Unrealized (depreciation) appreciation included in earnings	(4.6)	3.2	2.8	(0.1)	1.1	(0.9)	(0.1)	1.4
Accretion of discount	1.6	1.3	0.0	0.0	0.0	0.0	0.0	2.9
Purchases	88.2	14.6	16.8	0.0	0.0	0.0	0.0	119.6
Repayments and Sales	(77.7)	(1.5)	0.0	(0.4)	0.0	0.0	(0.5)	(80.1)
Payment in Kind income	4.0	0.0	0.0	0.0	0.0	0.2	0.0	4.2
Transfers in and/or out of level 3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Balance at June 30, 2012	$292.1	$68.8	$58.9	$4.4	$4.2	$1.8	$0.3	$430.5
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$(5.2)	$3.4	$2.7	$(0.1)	$1.1	$(0.9)	$(0.2)	$0.8

Our assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10-35 at December 31, 2011, were as follows:

($ in millions)	Fair Value Measurements at Reporting Date Using
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Cash equivalents	$0.0	$0.0	$0.0	$0.0
Senior Secured Notes	0.0	10.7	279.2	289.9
CLO Debt	0.0	0.0	51.0	51.0
CLO Equity	0.0	0.0	39.3	39.3
Subordinated Notes	0.0	0.0	4.9	4.9
Common Stock	0.0	0.0	3.1	3.1
Preferred Shares	0.0	0.0	2.5	2.5
Warrants to purchase equity	0.0	0.0	0.8	0.8
Total	$0.0	$10.7	$380.8	$391.5

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012

NOTE 3. INVESTMENT VALUATION - (continued)

A reconciliation of the fair value of investments for the year ended December 31, 2011, utilizing significant unobservable inputs, is as follows:

($ in millions)	Senior Secured Note Investments	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Subordinated Note Investments	Common Stock Investments	Preferred Share Equity Investments	Warrants to Purchase Equity Investments	Total
Balance at December 31, 2010	$173.9	$50.4	$8.9	$6.0	$5.8	$2.0	$0.5	$247.5
Realized Losses included in earnings	2.7	0.9	0.0	0.0	0.0	0.0	0.0	3.6
Unrealized (depreciation) appreciation included in earnings	(5.7)	(9.5)	(1.5)	(0.4)	(2.7)	0.1	0.3	(19.4)
Accretion of discount	2.8	2.2	0.0	0.0	0.0	0.0	0.0	5.0
Purchases	230.0	10.6	31.9	0.0	0.0	0.0	0.0	272.5
Repayments and Sales(1)	(113.8)	(3.6)	0.0	(0.7)	0.0	0.4	0.0	(117.7)
Transfers in and/or out of level 3	(10.7)	0.0	0.0	0.0	0.0	0.0	0.0	(10.7)
Balance at December 31, 2011	$279.2	$51.0	$39.3	$4.9	$3.1	$2.5	$0.8	$380.8
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$(4.1)	$(8.8)	$(1.3)	$(0.3)	$(2.7)	$0.1	$0.3	$(16.8)

(1)	Includes PIK income of approximately $1.5 million and rounding adjustments to reconcile period balances.

NOTE 4. BORROWINGS

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. As of June 30, 2012, the Company’s asset coverage for borrowed amounts was 452%.

On August 10, 2011, the Company completed a $225.0 million debt securitization financing transaction. The Class A Notes offered in the securitization were issued by TICC CLO, and are secured by the assets held by the trustee on behalf of the Securitization Issuer. The securitization was executed through a private placement of $101.25 million of Aaa/AAA Class A Notes which bear interest, after the effective date, at three-month London Inter Bank Offered Rate (“LIBOR”) plus 2.25% (prior to the effective date, the Class A Notes bear interest at five-month LIBOR plus 2.25%). The notes were sold at a discount to par, and the amount of the discount is being amortized over the term of the notes. The Class A Notes are included in the June 30, 2012 consolidated statements of assets and liabilities. On April 25, 2012, the Class A note holders were paid interest on the Class A notes of approximately $719,000 and for the six months ending June 30, 2012, the Class A note holders were paid interest on the Class A notes of approximately $2.0 million.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012

NOTE 4. BORROWINGS - (continued)

Holdings retained all of the subordinated notes totaling $123.75 million and all of the membership interests in the Securitization Issuer. The subordinated notes do not bear interest, but are entitled to the residual economic interest in the Securitization Issuer.

During a period of up to three years from the closing date, all principal collections received on the underlying collateral may be used by the Securitization Issuer to purchase new collateral under the direction of TICC in its capacity as collateral manager of the Securitization Issuer and in accordance with the Company’s investment strategy, allowing the Company to maintain the initial leverage in the securitization for such three-year period. The Class A Notes are scheduled to mature on July 25, 2021.

The proceeds of the private placement of the Class A Notes, net of discount and debt issuance costs, were used for investment purposes. As part of the securitization, TICC entered into a master loan sale agreement with Holdings and the Securitization Issuer under which TICC agreed to sell or contribute certain senior secured and second lien loans (or participation interests therein) to Holdings, and Holdings agreed to sell or contribute such loans (or participation interests therein) to the Securitization Issuer and to purchase or otherwise acquire subordinated notes issued by the Securitization Issuer. The Class A Notes are the secured obligations of the Securitization Issuer, and an indenture governing the Notes includes customary covenants and events of default.

TICC serves as collateral manager to the Securitization Issuer under a collateral management agreement. TICC is entitled to a deferred fee for its services as collateral manager. The deferred fee is eliminated in consolidation.

As of June 30, 2012, there were 44 investments in portfolio companies with a total fair value of approximately $215.3 million, securing the Class A Notes. The pool of loans in the securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

Effective January 25, 2012 and through April 24, 2012, the interest rate of 2.81% charged under the securitization was based on three-month LIBOR of 0.56%. Effective April 25, 2012 and through June 30, 2012, the interest rate of 2.72% charged under the securitization was based on three-month LIBOR of 0.47%. For the three and six months ended June 30, 2012, respectively, the effective annualized average interest rate, which includes amortization of discount and debt issuance costs on the securitization, was 3.23% and 3.27%. For the three and six months ended June 30, 2012, respectively, interest expense, including the amortization of deferred debt issuance costs and the discount on the face amount of the Class A Notes, was $816,304 and $1,653,081.

The amounts, ratings and interest rates (expressed as a spread to LIBOR) of the Class A Notes are as follows:

Description	Class A Notes
Type	Senior Secured Floating Rate
Amount Outstanding	$101,250,000
Moody’s Rating	“Aaa”
Standard & Poor’s Rating	“AAA”
Interest Rate	LIBOR + 2.25%
Stated Maturity	July 25, 2021

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012

NOTE 4. BORROWINGS - (continued)

The following are the carrying values and fair values of the Company’s debt liabilities as of June 30, 2012 and December 31, 2011. Fair value is based upon the bid price provided by the placement agent at the measurement date.

	As of June 30, 2012 (in thousands)		As of December 31, 2011 (in thousands)
	Carrying Value	Fair Value	Carrying Value	Fair Value
Class A Notes	$99,803	$100,491	$99,711	$95,723

Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s debt securitization. As of June 30, 2012, the Company had deferred financing costs of approximately $2.7 million. Discount on the Notes at the time of issuance totaled approximately $1.6 million. These amounts are being amortized and included in interest expense in the consolidated statements of operations over the term of the debt securitization. Amortization expense for the three and six months ended June 30, 2012, was approximately $115,000 and $243,000, respectively. The amortization expense for the year ended December 31, 2011 was approximately $167,000.

NOTE 5. EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted net increase in net assets resulting from operations per share for the three months and six months ended June 30, 2012 and 2011, respectively:

	Three Months Ended June 30, 2012	Three Months Ended June 30, 2011	Six Months Ended June 30, 2012	Six Months Ended June 30, 2011
Numerator for basic and diluted income per share – net increase in net assets resulting from investment income	$15,037,476	$9,523,437	$23,191,996	$10,071,460
Numerator for basic and diluted income per share – net increase in net assets resulting from operations	$9,259,874	$4,204,646	$26,343,242	$15,764,288
Denominator for basic and diluted income per share – weighted average shares	37,755,905	32,387,993	35,583,102	32,151,738
Basic and diluted net investment income per common share	$0.40	$0.29	$0.65	$0.31
Basic and diluted net increase in net assets resulting from operations per common share	$0.25	$0.13	$0.74	$0.49

NOTE 6. RELATED PARTY TRANSACTIONS

TICC has entered into an investment advisory agreement with TICC Management (the “Investment Advisory Agreement”) under which TICC Management, subject to the overall supervision of TICC’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, TICC. For providing these services TICC Management receives a fee from TICC, consisting of two components: a base management fee (the “Base Fee”) and an incentive fee. The Base Fee is calculated at an annual rate of 2.00%. The Base Fee is payable quarterly in arrears, and is calculated based on the average value of TICC’s gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012

NOTE 6. RELATED PARTY TRANSACTIONS - (continued)

any equity or debt capital raises, repurchases or redemptions during the current calendar quarter. Accordingly, the Base Fee will be payable regardless of whether the value of TICC’s gross assets have decreased during the quarter.

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that TICC receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Fee, expenses payable under the Company’s administration agreement with BDC Partners (the “Administration Agreement”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to one- fourth of an annual “hurdle rate.” Given that this portion of the incentive fee is payable without regard to any capital gain, capital loss or unrealized depreciation that may occur during the quarter, this portion of TICC Management’s incentive fee may also be payable notwithstanding a decline in net asset value that quarter.

For each year commencing on or after January 1, 2005, the annual hurdle rate has been determined as of the immediately preceding December 31st by adding 5.0% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.0%. The annual hurdle rate for the 2011, 2010 and 2009 calendar year was 7.01%, 7.69% and 6.55%, respectively. The current hurdle rate for the 2012 calendar year, calculated as of December 31, 2011, is 5.83%.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of the Company’s “Incentive Fee Capital Gains,” which consist of the Company’s realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that calendar year. For accounting purposes only, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we will accrue a capital gains incentive fee based upon net realized capital gains and unrealized capital depreciation for that calendar year (in accordance with the terms of the Investment Advisory Agreement), plus unrealized capital appreciation on investments held at the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts paid under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement.

Incentive fees, based upon pre-incentive fee net investment income, were approximately $2.2 million and $610,000 for the quarters ended June 30, 2012 and 2011, respectively; for the six month periods ended June 30, 2012 and 2011, TICC incurred pre-incentive fee net investment income incentive fees of approximately $3.4 million and $989,000, respectively. The net investment income incentive fee payable to TICC Management for the second quarter of 2012 and 2011, were approximately $2.2 million and $610,000, respectively.

For the quarter ended June 30, 2012, the capital gains incentive fee expense was reduced by approximately $1.2 million compared with an expense reduction of approximately $1.4 million for the quarter ended June 30, 2011. For the first two quarters of 2012, the capital gains incentive fee liability was reduced

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012

NOTE 6. RELATED PARTY TRANSACTIONS - (continued)

by approximately $90,000 compared with expenses incurred of approximately $5.0 million for the six months ending June 30, 2011. The amount of capital gains incentive fee expense related to the hypothetical liquidation of the portfolio (and assuming no other changes in realized or unrealized gains and losses) would only become payable to TICC Management in the event of a complete liquidation of TICC’s portfolio as of period end and the termination of the Investment Advisory Agreement on such date. Also, it should be noted that the capital gains incentive fee expense fluctuates with the Company’s overall investment results.

In addition, in the event the Company recognizes payment-in-kind, or “PIK,” interest income in excess of its available capital, the Company may be required to liquidate assets in order to pay a portion of the incentive fee. TICC Management, however, is not required to reimburse the Company for the portion of any incentive fees attributable to PIK loan interest income in the event of a subsequent default.

TICC Management is controlled by BDC Partners, its managing member. Charles M. Royce, as the non-managing member, holds a minority, non-controlling interest in TICC Management. BDC Partners, as the managing member of TICC Management, manages the business and internal affairs of TICC Management. In addition, BDC Partners provides TICC with office facilities and administrative services pursuant to an amended and restated administration agreement (the “Administration Agreement”). Jonathan H. Cohen, the Company’s Chief Executive Officer, as well as a Director, is the managing member of BDC Partners. Saul B. Rosenthal, the Company’s President and Chief Operating Officer, is also the President and Chief Operating Officer of TICC Management and a member of BDC Partners. Messrs. Cohen and Rosenthal have an equal equity interest in BDC Partners. Charles M. Royce, the Company’s non-executive Chairman of the Board of Directors, does not take part in the management or participate in the operations of TICC Management; however, Mr. Royce is expected to be available from time to time to TICC Management to provide certain consulting services without compensation. BDC Partners is also the managing member of Oxford Gate Capital, LLC, a private fund in which Messrs. Cohen and Rosenthal, along with certain investment and administrative personnel of TICC Management, are invested.

Under the Administration Agreement, BDC Partners provides administrative services for TICC. The Company pays BDC Partners an allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of the chief financial officer, chief compliance officer, controller and other administrative support personnel, which creates potential conflicts of interest that the Board of Directors must monitor.

For the quarters ended June 30, 2012 and 2011, respectively, TICC incurred base investment advisory fees of approximately $2.5 million and $1.7 million in accordance with the terms of the Investment Advisory Agreement; for the first two quarters ended June 30, 2012 and 2011, TICC incurred investment advisory fees of approximately $4.6 million and $3.3 million, respectively, of which amounts $2.5 million and $1.7 million remained payable to TICC Management at the end of each respective period. TICC incurred approximately $279,000 and $258,000 in compensation expenses for the services of employees allocated to the administrative activities of TICC, pursuant to the Administration Agreement with BDC Partners; for the six months ended June 30, 2012 and 2011, TICC incurred compensation expenses of approximately $550,000 and $496,000, respectively, of which amounts approximately $300,000 and $267,000 was accrued for compensation expense at the end of each respective period. In addition, TICC incurred approximately $17,400 and $17,300 for reimbursement of facility costs allocated under the agreement for the three months June 30, 2012 and 2011, respectively; for the six months ended June 30, 2012 and 2011, TICC incurred approximately $34,000 and $35,000, of which amounts $0 and $6,000 remained payable at the end of each respective period.

NOTE 7. DIVIDENDS

The Company intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, the Company would not be subject to federal income tax on the portion of its taxable income and gains

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012

NOTE 7. DIVIDENDS - (continued)

distributed to stockholders. To qualify as a RIC, the Company is required, among other requirements, to distribute at least 90% of its annual investment company taxable income, as defined by the Code. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based upon the annual earnings estimated by the management of the Company. To the extent that the Company’s earnings fall below the amount of dividends declared, however, a portion of the total amount of the Company’s dividends for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

The Company intends to comply with the applicable provisions of the Code pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it of substantially all Federal income taxes. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. The Company will accrue excise tax on estimated excess taxable income, if any, as required.

On June 29, 2012, the Company paid a dividend of $0.27 per share. The Company has a dividend reinvestment plan under which all distributions are paid to stockholders in the form of additional shares, unless a stockholder elects to receive cash. The plan was recently amended to provide a 5% discount for shares purchased under the dividend reinvestment plan.

NOTE 8. NET ASSET VALUE PER SHARE

The Company’s net asset value per share at June 30, 2012 was $9.47, and at December 31, 2011 was $9.30. In determining the Company’s net asset value per share, the Board of Directors determined in good faith the fair value of the Company’s portfolio investments for which reliable market quotations are not readily available.

NOTE 9. PAYMENT-IN-KIND

The Company may have investments in its portfolio which contain a payment-in-kind, or PIK, provision. The PIK interest and PIK fee is added to the cost basis of the investment and recorded as income. To maintain the Company’s status as a RIC (as discussed in Note 7 above), this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. For the three months ended June 30, 2012 and 2011, the Company recorded approximately $4.0 million and $733,000 in PIK income, respectively. For the six months ended June 30, 2012 and 2011, the Company recorded approximately $4.2 million and $805,000 in PIK interest, respectively.

In addition, the Company recorded original issue discount income of approximately $1.5 million and $1.2 million for the three months ended June 30, 2012 and 2011, respectively, representing the amortization of the discount attributed to certain debt securities purchased by the Company, including original issue discount (“OID”) and market discount. The Company had discount income of approximately $2.9 million and $2.4 million for the six months ended June 30, 2012 and 2011, respectively.

NOTE 10. OTHER INCOME

Other income includes primarily closing fees or origination fees associated with investments in portfolio companies. Such fees are normally paid at closing of the Company’s investments, are fully earned and non-refundable, and are generally non-recurring.

For the three months ended June 30, 2012, the Company recorded approximately $4.1 million in other income comprised of approximately $3.4 million in amendment fees in connection with its debt investment in American Integration Technologies, LLC, as well as approximately $0.7 million of additional fee income from its investments in other portfolio companies. For the three months ended June 30, 2011, the Company

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012

NOTE 10. OTHER INCOME - (continued)

recorded approximately $287,000 in other income. The Company recorded other income totaling approximately $4.2 million and $446,000 for the six months ended June 30, 2012 and 2011, respectively.

The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies. The Company may receive fee income for managerial assistance it renders to portfolio companies in connection with its investments. For the three months ended June 30, 2012 and 2011, respectively, the Company received no fee income for managerial assistance.

NOTE 11. DISTRIBUTIONS FROM SECURITIZATION VEHICLES AND EQUITY INVESTMENTS

The Company also receives distributions on the “equity” tranches of securitization vehicles in which it invests. These tranches represent the residual economic interests in such securitization vehicles, and those distributions are determined by the respective trustee on a quarterly basis. The distributions are recognized in the period that they are finally determined and payable. The Company earned approximately $6.3 million in such distributions during the quarter ended June 30, 2012, compared to approximately $3.6 million during the quarter ended June 30, 2011. The Company received distributions of approximately $12.0 million and $5.9 million for the six months ended June 30, 2012 and 2011, respectively.

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012

NOTE 12. FINANCIAL HIGHLIGHTS

Financial highlights for the three and six months ending June 30, 2012 and 2011, respectively, are as follows:

	Three Months Ended June 30, 2012 (unaudited)	Three Months Ended June 30, 2011 (unaudited)	Six Months Ended June 30, 2012 (unaudited)	Six Months Ended June 30, 2011 (unaudited)
Per Share Data
Net asset value at beginning of period	$9.50	$9.97	$9.30	$9.85
Net investment income(1)	0.40	0.29	0.65	0.31
Net realized and unrealized capital gains(2)	(0.15)	(0.16)	0.09	0.18
Total from net investment operations	0.25	0.13	0.74	0.49
Distributions per share from net investment income	(0.27)	(0.25)	(0.54)	(0.49)
Distributions based on weighted average share impact	(0.01)	—	(0.03)	—
Distributions from net realized capital gains	—	—	—	—
Tax return of capital distributions	—	—	—	—
Total distributions(3)	(0.28)	(0.25)	(0.57)	(0.49)
Effect of shares issued, net of offering expenses(6)	—	—	—	—
Net asset value at end of period	$9.47	$9.85	$9.47	$9.85
Per share market value at beginning of period	$9.74	$10.87	$8.65	$11.21
Per share market value at end of period	$9.69	$9.60	$9.69	$9.60
Total return(4)	2.26%	(9.38)%	18.34%	(10.19)%
Shares outstanding at end of period	37,806,232	32,671,485	37,806,232	32,671,485
Ratios/Supplemental Data
Net assets at end of period (000’s)	358,055	321,776	358,055	321,776
Average net assets (000’s)	356,762	321,805	336,458	318,218
Ratio of expenses to average net assets:
Expenses before incentive fees(5)	4.95%	3.03%	5.20%	3.02%
Net investment income incentive fees(5)	2.43%	0.76%	1.99%	0.62%
Capital gains incentive fees(5)	(1.30)%	(1.79)%	(0.05)%	3.16%
Total ratio of expenses to average net assets(5)	6.08%	2.00%	7.14%	6.80%
Ratio of expenses, excluding interest expense, to average net assets(5)	5.17%	2.00%	6.16%	6.80%
Ratio of net investment income to average net assets(5)	16.86%	11.84%	13.79%	6.33%

(1)	Represents per share net investment income for the period, based upon average shares outstanding.
(2)	Net realized and unrealized capital gains include rounding adjustments to reconcile change in net asset value per share.
(3)	Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Company’s taxable earnings fall below the total amount of the Company’s distributions for that fiscal year, a portion of those

TICC CAPITAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2012

NOTE 12. FINANCIAL HIGHLIGHTS - (continued)

distributions may be deemed a tax return of capital to the Company’s stockholders. The tax character of distributions will be determined at the end of the fiscal year. However, if the character of such distributions were determined as of June 30, 2012, none of the distributions for 2012 would have been characterized as a tax return of capital to the Company’s stockholders; this tax return of capital may differ from the return of capital calculated with reference to net investment income for financial reporting purposes.
(4)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s dividend reinvestment plan. Total return is not annualized.
(5)	Annualized.
(6)	There was an accretion of approximately $0.02 per share based on the actual number of offering shares sold during the quarter ended March 31, 2012. Based on weighted average shares, the impact is less than $0.01 per share.

NOTE 13. CASH AND CASH EQUIVALENTS

At June 30, 2012 and December 31, 2011, respectively, cash and cash equivalents consisted of:

	June 30, 2012	December 31, 2011
Total Cash Equivalents	$—	$—
Cash	10,868,065	4,494,793
Restricted Cash	13,790,934	23,183,698
Cash and Cash Equivalents	$24,658,999	$27,678,491

Restricted cash represents amounts that are collected and are held by Bank of New York as trustee and custodian of the assets for the Company’s debt securitization. Restricted cash is held by the trustee for payment of interest expense and principal on the outstanding borrowings or reinvestment in new assets.

NOTE 14. COMMITMENTS

As of June 30, 2012, the Company had not made any commitments to purchase additional debt investments and/or warrants from any portfolio companies.

NOTE 15. SUBSEQUENT EVENTS

On July 26, 2012, the Board of Directors declared a distribution of $0.29 per share for the third quarter, payable on September 28, 2012 to shareholders of record as of September 14, 2012.

$500,000,000

TICC Capital Corp.

Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

PRELIMINARY PROSPECTUS
            , 2012

PART C — OTHER INFORMATION

ITEM 25.  FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

The following financial statements of TICC Capital Corp. (the “Registrant” or the “Company”) are included in Part A “Information Required to be in the Prospectus” of the Registration Statement.

2. Exhibits

Exhibit Number	Description
a.1	Articles of Incorporation(2)
a.2	Articles of Amendment(3)
b	Amended and Restated Bylaws(4)
d.1	Form of Common Stock Certificate(2)
d.2	Indenture, dated September 26, 2012, relating to the 7.50% Senior Convertible Notes due 2017, by and between the Registrant and the Bank of New York Mellon, as trustee(14)
d.3	Form of 7.50% Senior Convertible Notes due 2017(14)
d.4	Form of Indenture*
e.	Amended and Restated Dividend Reinvestment Plan(5)
g.	Investment Advisory Agreement by and between Registrant and TICC Management, LLC(6)
h.1	Form of Underwriting Agreement(7)
j.	Custodian Agreement between Registrant and State Street Bank and Trust Company(4)
k.1	Amended and Restated Administration Agreement between Registrant and BDC Partners, LLC(10)
k.2	Purchase Agreement by and among the Registrant, TICC Capital Corp. 2011-1 Holdings, LLC, TICC CLO LLC and Guggenheim Securities, LLC(8)
k.3	Master Loan Sale Agreement by and among the Registrant, TICC Capital Corp. 2011-1 Holdings, LLC and TICC CLO LLC(8)
k.4	Indenture by and between TICC CLO LLC and The Bank of New York Mellon Trust Company, National Association(8)

Exhibit Number	Description
k.5	Collateral Management Agreement by and between TICC CLO LLC and the Registrant(8)
k.6	Collateral Administration Agreement by and among TICC CLO LLC, the Registrant and The Bank of New York Mellon Trust Company, National Association(8)
k.7	Purchase Agreement, dated August 13, 2012, by and among TICC Capital Corp., TICC CLO 2012-1 LLC and Guggenheim Securities, LLC(11)
k.8	Master Loan Sale Agreement, dated August 23, 2012, by and among TICC Capital Corp. and TICC CLO 2012-1 LLC(11)
k.9	Indenture, dated August 23, 2012, by and between TICC CLO 2012-1 LLC and The Bank of New York Mellon Trust Company, National Association(11)
k.10	Collateral Management Agreement, dated August 23, 2012, by and between TICC CLO 2012-1 LLC and TICC Capital Corp.(11)
k.11	Collateral Administration Agreement, dated August 23, 2012, by and among TICC CLO 2012-1 LLC, TICC Capital Corp. and The Bank of New York Mellon Trust Company, National Association(11)
l.1	Opinion of Sutherland Asbill & Brennan LLP*
n.1	Consent of Sutherland Asbill & Brennan LLP (Incorporated by reference to exhibit l.1 hereto)*
n.2	Consent of Independent Registered Public Accounting Firm(1)
n.3	Report of Independent Registered Public Accounting Firm(12)
n.4	Report of Independent Registered Public Accounting Firm(12)
n.5	Report of Independent Registered Public Accounting Firm(13)
r.	Code of Ethics(5)
99.1	Form of Prospectus Supplement For Common Stock Offerings.(9)
99.2	Form of Prospectus Supplement For Preferred Stock Offerings.(9)
99.3	Form of Prospectus Supplement For At-the-Market Offerings.(9)
99.4	Form of Prospectus Supplement For Rights Offerings.(9)
99.5	Form of Prospectus Supplement For Warrants Offerings*
99.6	Form of Prospectus Supplement For Debt Securities Offerings*

(1)	Filed herewith.
(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File No. 333-109055), filed on September 23, 2003.
(3)	Incorporated by reference to Current Report on Form 8-K (File No. 814-00638) filed December 3, 2007.
(4)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-109055), filed on November 19, 2003.
(5)	Incorporated by reference to Exhibit 4.1 to the Registrant’s report on Form 8-K filed on May 30, 2012.
(6)	Incorporated by reference to the Registrant’s report on Form 8-K filed on July 1, 2011.
(7)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-169061), filed on October 15, 2010.
(8)	Incorporated by reference to the Registrant’s report on Form 8-K filed on August 11, 2011.
(9)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172214), filed on February 1, 2012.
(10)	Incorporated by reference to the Registrant’s quarterly report on Form 10-Q filed on May 10, 2012.
(11)	Incorporated by reference to the Registrant’s report on Form 8-K filed on August 23, 2012.
(12)	Incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172214), filed on February 28, 2012.
(13)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172214), filed on March 16, 2012.
(14)	Incorporated by reference to Exhibit 4.1 to the Registrant’s report on Form 8-K filed on September 27, 2012.
*	To be filed by amendment.

ITEM 26.  MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

ITEM 27.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$57,300
FINRA filing fee	75,500
NASDAQ Global Select Market listing fee	*
Printing and postage	*
Legal fees and expenses	*
Accounting fees and expenses	*
Miscellaneous	*
Total	*

Note:	Except the SEC registration fee and the FINRA filing fee, all listed amounts are estimates.
*	To be provided by amendment.

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

We may be deemed to control certain portfolio companies. See “Portfolio Companies” in the prospectus.

ITEM 29.  NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s common stock at November 1, 2012:

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	170

ITEM 30.  INDEMNIFICATION

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VIII of the Registrant’s Articles of Incorporation, Article XI of the Registrant’s Bylaws, the Investment Advisory Agreement and Administration Agreement.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, TICC Management, LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, BDC Partners, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of BDC Partners, LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management — Independent Directors,” “ — Interested Directors,” “ — Information about Executive Officers who are not Directors” and “Portfolio Management — Investment Personnel.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-62278), and is incorporated herein by reference.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, TICC Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830;
(2)	the Transfer Agent, Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021;
(3)	the Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110; and
(4)	the Adviser, TICC Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

ITEM 33.  MANAGEMENT SERVICES

Not applicable.

ITEM 34.  UNDERTAKINGS

(1)	Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.
(2)	Not applicable.
(3)	Registrant undertakes in the event that the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent underwriting thereof. Registrant further undertakes that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall file a post-effective amendment to set forth the terms of such offering.
(4)	Registrant undertakes:
(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(ii)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)	that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at the time shall be deemed to be the initial bona fide offering thereof;
(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
(d)	that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
(e)	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933 [17 CFR 230.497];
(ii)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
(f)	To file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of Registrant are trading below its net asset value and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.
(5)	(a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.
(b)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
(6)	Not applicable.
(7)	The Registrant undertakes to file a post-effective amendment to the registration statement pursuant to Section 8(c) of the Securities Act of 1933 in connection with any rights offering off of the registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 1 Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Greenwich, in the State of Connecticut, on this 2nd day of November 2012.

TICC CAPITAL CORP.

By:	/s/ JONATHAN H. COHEN Jonathan H. Cohen Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant, in the capacities indicated, on this 2nd day of November 2012. This document may be executed by the signatories hereto on any number of counterparts, all of which shall constitute one and the same instrument.

Signature	Title
/s/ JONATHAN H. COHEN Jonathan H. Cohen	Chief Executive Officer and Director (Principal Executive Officer)
* Steven P. Novak	Director
* G. Peter O’Brien	Director
* Tonia L. Pankopf	Director
* Charles M. Royce	Chairman of the Board and Director
/s/ PATRICK F. CONROY Patrick F. Conroy	Chief Financial Officer, Chief Compliance Officer and Corporate Secretary (Principal Financial and Accounting Officer)

*	Signed by Jonathan H. Cohen pursuant to a power of attorney signed by each individual and filed with this Registration Statement on August 28, 2012.